UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10345

Nuveen Municipal Credit Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: April 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen

A TIAA Company

Closed-End Funds

30 April 2020

Nuveen Municipal Closed-End Funds

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on "Communication Preferences." Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Chair’s Letter to Shareholders

Dear Shareholders,
The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. Our thoughts are with all whose lives have been affected by the disease and its economic fallout. With some regions of the world having appeared to “flatten the curve” of infections, governments and public health officials are now facing the extraordinary challenge of balancing the resumption of economic activity with public safety, in a way that minimizes the potential for a second wave of outbreaks. Markets have turned their focus to the potential for an economic recovery – the timing and magnitude of which remain highly uncertain. Elevated market volatility is likely to continue, with economic data, coronavirus infection rates and the upcoming U.S. presidential election under scrutiny.
While we do not want to understate the dampening effect on the global economy, it is important to differentiate short-term interruptions from the longer-lasting implications to the economy. Some areas of the global economy were already on the mend prior to the coronavirus epidemic. Temporary bans on movement and travel are being lifted, and some near-term economic indicators have shown modest improvement in countries that have reopened. Central banks and governments around the world have announced economic stimulus measures and pledged to continue doing what it takes to support their economies. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and introduced programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. Government has approved three relief packages, including a $2 trillion-dollar package directly supporting businesses and individuals. The Coronavirus Aid, Relief and Economic Security Act, called the CARES Act, provides direct payments and expanded unemployment benefits to individuals, loans and grants to small businesses, loans and other money to large corporations and funding for hospitals, public health, education and state and local governments.
In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial professional, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,

Terence J. Toth
Chair of the Board
June 23, 2020

Portfolio Managers’ Comments

Nuveen AMT-Free Municipal Credit Income Fund (NVG)
Nuveen Municipal Credit Income Fund (NZF)
Nuveen Municipal High Income Opportunity Fund (NMZ)
Nuveen Municipal Credit Opportunities Fund (NMCO)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio managers John V. Miller, CFA, Steve M. Hlavin, Paul L. Brennan, CFA, Scott R. Romans, PhD and discuss key investment strategies and the six-month performance of the Funds. Paul has managed NVG since 2006, Scott assumed portfolio management responsibility for NZF in 2016, John has managed NMZ since its inception in 2003 and John and Steve have managed NMCO since its inception in 2019.
During May and October 2019, the Board of Trustees and Shareholders approved the merger of the Nuveen Connecticut Quality Municipal Income Fund (NTC) to the acquiring Fund, the Nuveen AMT-Free Municipal Credit Income Fund (NVG). The merger was completed prior to the open of business on November 18, 2019.
An Update on COVID-19 Coronavirus and its Impact on the Securities Markets
With daily new COVID-19 coronavirus cases now slowing across much of the world, economies are beginning to reopen and movement bans are easing. The focus is shifting to whether the resumption of activity triggers a second wave of infections and how quickly economies may rebound. Early indications, first from China, South Korea and Hong Kong, and more recently from various U.S. states that opened their economies earlier and more thoroughly than others, showed there is a risk of new infection outbreaks. Economic indicators have begun to reflect the severe supply and demand disruptions resulting from the shutdowns, and a more prolonged recovery looks more likely than a rapid snap-back to growth.
Although the detection of the virus in China was made public in December 2019, markets did not start to fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Global stock markets sold off severely, with the S&P 500® index reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Even certain parts of the bond market suffered; below investment grade municipal and corporate bonds generally dropped the furthest, mostly out of concerns for the continued financial stability of lower quality issuers. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note to 0.5% in March 2020, an all-time low. Additionally, oil prices collapsed to an 18-year low on supply glut concerns, as shutdowns across the global economy sharply reduced oil demand, although oil prices have recovered to well above those lows.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
Central banks and governments have responded with liquidity injections to ease the strain on financial systems and stimulus measures to buffer the shock to businesses and consumers. These measures have helped stabilize the markets over the short term, and most markets have recovered most of their losses. But volatility will likely remain elevated until the health crisis itself is under control (via fewer new cases, lower infection rates and/or verified treatments or vaccines). There are still many unknowns and new information is incoming daily, compounding the difficulty of modeling outcomes for epidemiologists and economists alike.
Nuveen, LLC and our portfolio management teams are monitoring the situation carefully and continuously refining our views and approaches to managing the Funds to best pursue investment objectives while mitigating risks through all market environments.
What key strategies were used to manage the Funds during the six-month reporting period ended April 30, 2020, and how did these strategies influence performance?
Each Fund’s primary investment objective is to provide current income exempt from regular federal income tax by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.
For most of the reporting period, a favorable macroeconomic backdrop, strong demand, narrowing credit spreads and falling interest rates supported municipal bond performance. However, the coronavirus pandemic and the shutdown of the economy introduced significant uncertainty about the future of economic growth and impact to municipal credit fundamentals. As the nearer-term impacts began to materialize, we looked for relative value and income enhancement opportunities among credits we believe may demonstrate resilience over the long term.
We continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term. Our trading activity continued to focus on pursuing the Funds’ investment objectives. Up until the COVID-19 crisis related market turmoil in late February 2020, most of the Funds’ trading was driven by reinvesting the proceeds from called and maturing bonds. One of the notable transactions during this reporting period was the state of Ohio refunding its legacy Buckeye Tobacco Settlement bonds and issuing new replacement bonds. All four Funds owned the legacy bonds and bought some of the replacement bonds.
In the market sell-off in March 2020, municipal bond credit spreads increased considerably, especially for the lower quality market segments in which NMZ and NMCO concentrate their investments. This turned our focus in March and April 2020 to selling depreciated bonds with lower embedded yields to buy similar structures offering higher embedded yields. This exchanging strategy allows the Funds to take advantage of tax efficiencies and enhance the Funds’ income earnings capability to support the dividend. The volatility in the latter months of the reporting period marginally lengthened the Funds’ (and benchmark index’s) overall duration. As yields rose and credit spreads widened, bonds previously priced to shorter call dates become less likely to be called early, lengthening their duration profile.
Also during this reporting period, the four Funds received Energy Harbor common stock, after FirstEnergy Solutions successfully emerged from bankruptcy and the restructured company was renamed Energy Harbor. The Funds received Energy Harbor stock when their holding of bonds issued by FirstEnergy Solutions was converted into Energy Harbor equity as part of its debt reorganization and emergence from bankruptcy protection, which was completed in February 2020. Over time, we expect to sell these shares and reinvest the proceeds into municipal bonds.
Trading activity was relatively light in NVG. Entering the reporting period, we were comfortable with the Fund’s positioning and there were fewer opportunities to source attractive bonds in the prevailing market conditions. In addition to the Buckeye Tobacco Settlement bonds being called and replaced with the new issue, we added selectively to health care, housing and a few other credits. NVG also held Metropolitan Pier and Exposition Authority at McCormick bonds that were refunded during the reporting period, and we bought the replacement bonds. We took some small precautionary steps to prepare for the possibility of deleveraging, including delaying the reinvestment of cash proceeds from called bonds and coupon income. However, market liquidity, although stressed, remains sufficient and deleveraging was not needed. Overall, NVG’s positioning was relatively stable over this reporting period. The Fund’s duration drifted marginally higher, although it remained well within its duration target range. This was due to the market volatility, some defensive selling of shorter duration bonds and refunded bonds being reinvested into longer duration credits. Relative to the benchmark index, NVG began the reporting period with slightly shorter duration and ended the reporting period roughly neutral to the benchmark.

In NZF, we bought some mid-grade (AA and A rated) hospital and airport bonds, as well as added to Puerto Rico sales tax revenue bonds (known as COFINAs), in the earlier months of the reporting period. In the last six weeks of the reporting period, our focus was on one-on-one bond exchanges, particularly among lower rated airport and health care bonds, as well as Metropolitan Transit Authority (New York) credits. We also added to lower rated positions and participated in the Buckeye Tobacco Settlement new issue after the legacy bonds were called. NZF’s portfolio duration lengthened incrementally due to market volatility and trading activity, rather than any change to our investment philosophy.
For most of the reporting period, NMZ worked to reinvest coupon income, call proceeds and sinking fund (a fund formed by periodically setting aside money for the gradual repayment of a debt) payments. As high yield municipal bond spreads widened significantly beyond their long-term average in the March 2020 sell-off, the market offered a more attractive selection of bonds to choose from. We sold some positions that had held up well during the turbulence, such as pre-refunded bonds and certain Puerto Rico positions, and used the proceeds to buy bonds across a range of issuers and sectors that we believed to be more beaten-up than their fundamentals warranted. Virgin Trains USA Passenger Rail Project, community development districts, Illinois general obligation bonds (GOs), tobacco settlement (including Buckeye Tobacco), charter schools and airline bonds secured by airport facilities (for example, Denver Special Facilities United Airlines and Tulsa Municipal Airport Trust American Airlines) were among those purchases. We also made some one-for-one bond exchanges, notably in NMZ’s COFINA bonds, to maintain the overall exposure to COFINAs while enhancing the embedded yield.
NMCO’s trading was very active, as the invest-up period (from September 2019 through March 2020) spanned most of this reporting period. By the end of the reporting period, the Fund was fully invested, and the credit quality allocation now reflects the Fund’s long-term high yield focus, with most of the portfolio invested in bonds rated BBB and lower. In addition to purchases, we sold a meaningful amount of bonds, as we rolled the portfolio out of higher credit quality bonds that were used as temporary placeholders and bought long-term positions in lower rated and higher yielding bonds. Like the other three Funds, NMCO also looked for opportunities after the sell-off to exchange bonds one-for-one to enhance embedded yields to support its dividend income capability. Similarily, NMCO’s duration drifted modestly higher over the course of the reporting period due to market price declines.
Additionally, at the end of March 2020, NMCO delevered to help mitigate net asset value volatility and manage the leverage ratio within the stated target. These efforts influenced the timing and size of the Fund’s distribution cut. Under normal market conditions, portfolio managers would be able to take mitigating steps, through tax loss bond exchanges and other strategies, to offset the impact of unwinding leverage. However, due to the unprecedented velocity of the market’s sell-off and the compressed time period in which it occurred, we believe it was in the best long-term interest of our shareholders to take these prudent actions in the short term. We believe this can ultimately help enhance earnings over the long run.
As of April 30, 2020, the Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management and income and total return enhancement.
How did the Funds perform during the six-month reporting period ended April 30, 2020?
The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the six-month, one-year, five-year, ten-year and since inception periods ended April 30, 2020. Each Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index.
For the six months ended April 30, 2020, the total returns at NAV for NVG, NZF and NMZ underperformed the return for the national S&P Municipal Bond Index. NVG and NZF underperformed the return for the secondary benchmark (composed of 60% S&P Municipal Bond Investment Grade Index and 40% S&P Municipal Bond High Yield Index), and NMZ and NMCO underperformed the return on the S&P Municipal Yield Index.
The main factors influencing the Funds’ relative performance in this reporting period were yield curve and duration positioning, credit quality allocation and sector allocation. In addition, the use of regulatory leverage was an important factor affecting performance of the Funds. Leverage is discussed in more detail later in the Fund Leverage section of this report.
The Funds’ duration and yield curve positioning was disadvantageous in this reporting period. The municipal yield curve steepened, with yields on the short end of the curve falling and yields on the longer end of the curve increasing. The Funds’ overweight allocations to the longer end of the yield curve detracted from relative performance, as longer maturity bonds underperformed.

Portfolio Managers’ Comments (continued)
The main drag on relative performance for all four Funds came from the disproportionate credit spread widening among lower rated and high yield bonds during March 2020. The Funds’ substantial weights to bonds rated BBB and lower (including high yield and non-rated bonds) increased their sensitivity to the dramatic spread widening that occurred during the sell-off. NVG and NZF hold more than 50% of their portfolios and NMZ holds nearly two thirds of its portfolio in BBB rated, high yield (below investment grade) and non-rated credits. NMCO, by the end of the invest-up period, held nearly all of its portfolio in BBB and lower rated bonds. We should note that prior to the COVID-19 crisis, NMCO still had roughly 20% of its portfolio in BBB rated bonds, which served as short-term placeholders to keep the Fund fully invested during the invest-up period. We were able to sell these lower rated investment grade positions and reinvest the proceeds in longer term, higher yielding positions at more attractive spread levels, which accrues to the income earnings and total returns over time.
Sector performance was driven largely by credit ratings, due to the significant spread widening in the latter months of the reporting period. Not surprisingly, the sectors perceived to be most affected by the COVID-19 crisis and its economic aftershocks were among the weakest performing, including transportation, certain higher education institutions, sales tax revenue (especially convention, hotel occupancy and tourist-related sales taxes) and senior living/life care facilities and continuing care retirement communities (CCRCs). Other bonds that were disproportionately affected by the March 2020 sell-off, and therefore underperformed for the reporting period overall, included Illinois and Chicago GOs and U.S. territory debt. For these issuers, investors worried that credit concerns pre-dating the health crisis could be exacerbated by the uncertain outlook. The Funds’ exposure to Illinois and Chicago-related bonds detracted from performance, as did Puerto Rico paper, although to a lesser extent given the small position sizes of the Funds’ Puerto Rico holdings. NMZ and NMCO also held small positions in U.S. Virgin Islands bonds, which also underperformed but with minimal relative performance impact. In addition, the four Funds held tobacco settlement bonds, which did well earlier in the reporting period due to the strong performance of legacy Buckeye Tobacco Settlement bonds. However, those bonds were refunded, and the new issue replacement bond subsequently performed poorly when liquidity became severely stressed in the marketplace in March 2020. Buckeye Tobacco bonds are among the most liquid lower rated, higher yielding bonds, and therefore among the most heavily sold during liquidity-driven events like that of March 2020.
For the Funds individually, NVG’s Illinois and Chicago bonds were among the weakest performers during the reporting period. Metropolitan Pier and Exposition Authority at McCormick, which are backed by hotel occupancy and other sales taxes as well as indirect support from the state of Illinois, were hurt by the shutdown of tourism and the state’s weakened credit outlook. NVG’s position in state of New Jersey appropriation-backed debt also suffered from an uncertain outlook. New Jersey’s credit rating is the second lowest, after Illinois. Lower rated higher education bonds, certain toll road names and industrial development revenue (IDR) bonds such as real estate-backed projects and refineries also detracted from NVG’s performance overall. However, we would point out that FirstEnergy Solutions (renamed Energy Harbor) was an IDR bond that performed relatively well as the company reached a successful bankruptcy outcome. Other positive performers for NVG included pre-refunded bonds, the best performing sector in the market, as well as high credit quality private universities such as Stanford and Massachusetts Institute of Technology and housing bonds. Nearly all of the housing bonds in NVG are high credit quality and we believe are well positioned to weather the pandemic. We added a few names to the portfolio during the reporting period, but the housing position remains relatively small overall.
For NZF, sector allocation in aggregate was a positive offset to the negative impacts of credit quality and duration positioning but had a muted impact on overall relative performance. A small overweight to pre-refunded bonds was beneficial. NZF’s overweight to Illinois and Chicago bonds was a drag on performance, but the weakness was in line with other BBB rated bonds.
NMZ’s performance, which is primarily compared to the S&P Municipal Yield Index, continued to be driven by our bottom-up credit selection. In this reporting period, performance by individual name was more diverse than usual, with some issues showing relative resilience while others sold off significantly. Moreover, duration and credit spread widening worked against the Fund in the downturn due to its leverage. The dramatic increase in AAA municipal bond yields during March 2020 negatively affected leveraged funds in the short term, which we viewed as a temporary situation and did not merit any wholesale changes to the Fund’s positioning. High yield municipal credit spreads also increased significantly beyond their long-term average in March 2020. The catalysts for the move were part technical and part fundamental. The general fear pervading the markets and investors’ rush to liquidate to cash contributed to technical selling pressure that spiraled into more selling. At the same time, the pandemic and associated economic fallout was expected to increase credit rating downgrades (and possibly defaults), which further weighed on valuations.

In this environment, NMZ’s most prominent underperformers included Metropolitan Pier and Exposition Authority at McCormick, which the market priced lower due to the temporary restrictions on tourism and convention activity in Chicago; Buckeye Tobacco Settlement bonds, which suffered short-term technical selling pressure; American Dream Meadowlands, the mega-mall shopping and entertainment complex in New Jersey that had begun its phased opening but was delayed when the virus hit; U.S. Steel, which was hurt by falling commodity prices and volatile equity markets; and Virgin Trains USA Passenger Rail Project, a high-speed privately operated South Florida rail line, whose next phase of expansion is under construction and, despite the COVID-19 crisis, remains on time and under budget.
Conversely, NMZ’s notable outperformers included Energy Harbor, which performed well as its predecessor company FirstEnergy Solutions successfully emerged from bankruptcy (as described in the strategy section of this commentary). Our longstanding positions in charter schools and land-secured bonds also held up relatively well in the challenging environment. The charter school movement remains strong. Moreover, their funding for this year wasn’t disrupted by the coronavirus because state budgets are set annually and is unlikely to be cut going forward because it represents a small allocation and tends to enjoy a higher priority in state budgets. Renaissance Charter School and Thomas Jefferson Classical Academy, which offered relatively high coupons and were priced to shorter call dates, were among the top performers for NMZ. The Fund no longer holds Thomas Jefferson Classical Academy. The pandemic is also unlikely to disrupt some of the longer-term (10- to 15-year) trends in the real estate market, in our view, especially the need for new single-family homes in certain areas. NMZ’s best performing land-secured bonds included Lancaster County, South Carolina, Edgewater Improvement District, Pine Island Community Development District (Florida) and Ave Maria Community District (Florida). NMZ also benefited from low exposure to senior living/life care facilities, the weakest performing sector.
NMCO’s performance is also primarily compared to the S&P Municipal Yield Index. The Fund had been outperforming the benchmark during the reporting period up until March 2020 but the March-April market downturn reversed those gains. The Fund’s weakest performing holdings were the more widely traded, highly liquid, high yield names with greater sensitivity to market movements, such as Puerto Rico COFINAs, Buckeye Tobacco Settlement and Illinois sales tax revenue bonds. These bonds’ prices became severely dislocated from fundamentals during the March 2020 liquidity crunch. Despite having high debt service coverage ratios (and therefore lower risk of potential default), these names are among the most liquid high yield bonds, which makes them among the first to be sold in times of market stress. NMCO’s Puerto Rico position, which included both COFINA and Puerto Rico Electric Power Authority (known as PREPA) bonds, was among the bottom performers in this reporting period.
Offsetting some of the negative performance was the strong performance of tobacco settlement bonds (mainly due to the legacy Buckeye Tobacco Settlement bonds) and IDR bonds (largely due to FirstEnergy Solutions (renamed Energy Harbor). NMCO had no exposure to the senior living/life care sector, which was also advantageous.

Fund Leverage
IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage. The Funds obtain leverage through the issuance of preferred shares and/or investments in inverse floating rate securities, which itself represents a leverage investment in an underlying bond.
The Funds primarily utilize leverage in order to generate incremental income. The Funds are able to do so by earning a greater amount of interest on additional higher yielding long-term bond investments than its associated leverage expense, which is typically based upon short-term rates. This has been particularly true in recent market environments where short-term rates have been low by historical standards. Common share income in leveraged funds will typically decrease in comparison to unleveraged funds when short-term rates increase and increase with short-term rates decrease.
In return for the opportunity of higher incremental income, the Funds’ common shareholders assume additional price variability, so their net asset value will be more volatile. Common shareholders will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but correspondingly will have a greater decline in their net asset value if the bonds acquired through leverage decline in price.
Management believes that the potential benefit from leverage continues to outweigh the associated risk from increased price variability as previously described. Historically, over most longer periods of time, incremental income derived from leverage has more than offset the added price variability and led to higher total returns. However, during shorter time periods, this added price variability can equal or exceed any incremental income so that, when compared to an unleveraged fund, leverage may reduce total returns during the period.
During the recent semi-annual period, leverage had a negative impact on the total return performance of each Fund. Throughout much of the reporting period the total return performance for each Fund was aided by not only the incremental income from leverage, but also the added price appreciation of its underlying bond portfolio. However, beginning of the second week of March, the overall municipal market experienced a severe sell-off due to the COVID-19 economic shutdown. The sell-off was even more pronounced for the lower rated segments of the municipal market and contributed to greater relative underperformance during that time period for those funds, such as NMZ and NMCO, which have a greater proportion of their portfolio holdings in such securities. For all Funds, leverage amplified these market declines and more than offset prior months’ net asset value appreciation and incremental income.
During this period of sharp portfolio decline, the Funds’ effective leverage ratios increased. NMCO reduced the total amount of leverage deployed by approximately 13% during this time period while the other Funds maintained their total amount of leverage. As markets began to somewhat recover after the March sell-off and through the end of the reporting period, leverage worked in each Fund’s favor. That recovery also caused the Funds’ respective leverage ratio to also decline.
Despite the significant negative impact of leverage at the end of the period, management continues to believe that over the longer term leverage for each Fund will continue to enhance the Funds’ net income and total return prospects. For those Funds which have longer investment track records (NVG, NZF and NMZ) we point to the strong 10-year returns of the Funds compared to their unlevered benchmark index, shown on ensuing pages, which results encompass the negative impact of leverage during March and April of 2020.

As of April 30, 2020, the Funds’ percentages of leverage are as shown in the accompanying table.
	NVG	NZF	NMZ	NMCO
Effective Leverage*	40.05%	39.93%	39.14%	43.41%
Regulatory Leverage*	37.02%	39.49%	8.31%	42.71%
*     Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.
THE FUNDS’ REGULATORY LEVERAGE
As of April 20, 2020, the Funds have issued and outstanding preferred shares as shown in the accompanying table.
Variable Rate
	Variable Rate	Remarketed
	Preferred*	Preferred**
	Shares Issued	Shares Issued at
	at Liquidation	at Liquidation
	Preference	Preference	Total
NVG	$ 317,400,000	$1,611,600,000	$1,929,000,000
NZF	$1,172,000,000	$ 196,000,000	$1,368,000,000
NMZ	$ 87,000,000	$ —	$ 87,000,000
NMCO	$ 350,000,000	$ 100,000,000	$ 450,000,000

*     Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares AMTP, iMTP, MFP-VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares for further details.
**    Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in Special Rate Mode, MFP-VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares for further details.
Refer to Notes to Financial Statements, Note 5 – Fund Shares for further details on preferred shares and each Funds’ respective transactions.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of April 30, 2020. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investments value changes.
During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.
	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NVG	NZF	NMZ	NMCO
November 2019	$0.0710	$0.0660	$0.0595	$0.0640
December	0.0655	0.0625	0.0595	0.0640
January	0.0655	0.0625	0.0595	0.0640
February	0.0655	0.0625	0.0595	0.0640
March	0.0655	0.0625	0.0595	0.0640
April 2020	0.0655	0.0625	0.0595	0.0525
Total Distributions from Net Investment Income	$0.3985	$0.3785	$0.3570	$0.3725
Total Distributions from Long Term Capital Gains*	$0.0287	$ —	$ —	$ —
Total Distributions from Short Term Capital Gains*	$0.0027	$ —	$ —	$ —
Total Distributions	$0.4299	$0.3875	$0.3570	$0.3725

Yields
Market Yield**	5.64%	5.71%	5.95%	5.69%
Taxable-Equivalent Yield**	9.52%	9.64%	9.89%	9.55%
*     Distribution paid in December 2019.
**    Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on an income tax rate of 40.8%. Your actual federal income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was not exempt from federal income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.
Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 — Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.
CHANGE IN METHOD OF PUBLISHING NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS
During November 2019, the Nuveen Closed-End Funds discontinued the practice of announcing Fund distribution amounts and timing via press release. Instead, information about the Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders will be posted and can be found on Nuveen’s enhanced closed-end fund resource page, which is at www.nuveen.com/closed-end-fund-distributions, along with other Nuveen closed-end fund product updates. Shareholders can expect regular distribution information to be posted on www.nuveen.com on the first business day of each month. To ensure that our shareholders have timely access to the latest information, a subscribe function can be activated at this link here, or at this web page (www.nuveen.com/en-us/people/about-nuveen/for-the-media).
COMMON SHARE EQUITY SHELF PROGRAM
During the current reporting period, NMZ was authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (Shelf Offering). Under this program, NMZ, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share. The total amount of common shares authorized under this Shelf Offering, are as shown in the accompanying table.
NMZ
Additional authorized common shares	19,500,000

During the current reporting period, NMZ sold common shares through its Shelf Offering at a weighted average premium to its NAV per common share as shown in the accompanying table.
NMZ
Common shares sold through shelf offering	10,350,366
Weighted average premium to NAV per common share sold	1.44%

Refer to Notes to Financial Statements, Note 5 – Fund Shares for further details on Shelf Offerings and the Fund’s transactions.

Common Share Information (continued)
COMMON SHARE REPURCHASES
During August 2019, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing NVG, NZF and NMZ to repurchase an aggregate of up to approximately 10% of its outstanding common shares.
As of April 30, 2020, and since the inception of the Funds’ repurchase programs, the following Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.
	NVG	NZF	NMZ
Common shares cumulatively repurchased and retired	202,500	47,500	—
Common shares authorized for repurchase	20,255,000	14,215,000	6,485,000
During the current reporting period, the Funds did not repurchase any of their outstanding common shares.
OTHER COMMON SHARE INFORMATION
As of April 30, 2020, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.
	NVG	NZF	NMZ	NMCO
Common share NAV	$15.38	$14.75	$12.09	$11.33
Common share price	$13.94	$13.14	$12.00	$11.07
Premium/(Discount) to NAV	(9.36)%	(10.92)%	(0.74)%	(2.29)%
6-month average premium/(discount) to NAV	(5.85)%	(5.17)%	(0.20)%	0.15%

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen AMT-Free Municipal Credit Income Fund (NVG)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NVG.
Nuveen Municipal Credit Income Fund (NZF)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NZF.
Nuveen Municipal High Income Opportunity Fund (NMZ)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NMZ.
Nuveen Municipal Credit Opportunities Fund (NMCO)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NMCO.

NVG	Nuveen AMT-Free Municipal Credit
Income Fund
Performance Overview and Holding Summaries as of April 30, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of April 30, 2020

	Cumulative		Average Annual
	6-Month	1-Year	5-Year	10-Year
NVG at Common Share NAV	(8.10)%	(1.55)%	4.33%	5.83%
NVG at Common Share Price	(12.94)%	(4.43)%	5.17%	5.56%
S&P Municipal Bond Index	(1.26)%	2.21%	3.02%	3.97%
NVG Custom Blended Fund Performance Benchmark(1)	(3.32)%	0.68%	3.39%	4.15%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

1.   The Blended Index consists of the returns of the S&P Municipal Bond Investment Grade Index prior to 4/11/16 and thereafter: 1) 60% of the return of the S&P Municipal Bond Investment Grade Index and 2) 40% of the return the S&P Municipal Bond High Yield Index.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	161.0%
Common Stock	0.7%
Short-Term Municipal Bonds	0.4%
Other Assets Less Liabilities	2.3%

Net Assets Plus Floating Rate Obligations,
AMTP Shares, net of deferred offering
costs, MFP Shares, net of deferred
offering costs & VRDP Shares,
net of deferred costs	164.4%
Floating Rate Obligations	(5.8)%
AMTP Shares, net of deferred
offering costs	(3.4)%
MFP Shares, net of deferred
offering costs	(12.3)%
VRDP Shares, net of deferred
offering costs	(42.9)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	11.9%
AAA	3.1%
AA	12.1%
A	27.0%
BBB	18.4%
BB or Lower	15.3%
N/R (not rated)	11.8%
N/A (not applicable)	0.4%
Total	100%

Portfolio Composition
(% of total investments)
Health Care	19.8%
Tax Obligation/Limited	17.8%
U.S. Guaranteed	11.3%
Transportation	10.7%
Tax Obligation/General	10.1%
Education and Civic Organizations	9.8%
Utilities	7.0%
Consumer Staples	5.0%
Other	8.5%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	15.8%
California	9.8%
Texas	7.4%
Colorado	6.3%
Ohio	5.8%
Pennsylvania	4.7%
Connecticut	4.3%
New York	3.8%
New Jersey	3.4%
Florida	2.9%
Wisconsin	2.7%
Iowa	2.0%
Indiana	2.0%
Georgia	2.0%
Massachusetts	1.8%
South Carolina	1.8%
Arizona	1.7%
Missouri	1.5%
Michigan	1.5%
Other	18.8%
Total	100%

NZF	Nuveen Municipal Credit Income Fund
Performance Overview and Holding Summaries as of April 30, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of April 30, 2020

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NZF at Common Share NAV	(9.21)%	(3.67)%	3.91%	5.85%
NZF at Common Share Price	(15.99)%	(10.37)%	4.31%	5.31%
S&P Municipal Bond Index	1.26%	2.21%	3.02%	3.97%
NZF Custom Blended Fund Performance Benchmark(1)	3.32%	0.68%	3.39%	4.15%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

1.   The Blended Index consists of the returns of the S&P Municipal Bond Investment Grade Index prior to 4/11/16 and thereafter: 1) 60% of the return of the S&P Municipal Bond Investment Grade Index and 2) 40% of the return the S&P Municipal Bond High Yield Index.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	159.1%
Common Stocks	1.8%
Investment Companies	0.1%
Corporate Bonds	0.0%
Short-Term Municipal Bonds	2.4%
Other Assets Less Liabilities	2.4%

Net Assets Plus Floating Rate
Obligations, MFP Shares, net of
deferred offering costs & VRDP
Shares, net of deferred offering costs	165.8%
Floating Rate Obligations	(0.8)%
MFP Shares, net of deferred
offering costs	(30.5)%
VRDP Shares, net of deferred
offering costs	(34.5)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	9.2%
AAA	2.5%
AA	10.7%
A	24.8%
BBB	21.3%
BB or Lower	18.5%
N/R (not rated)	11.9%
N/A (not applicable)	1.1%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	21.0%
Transportation	17.2%
Health Care	15.1%
Tax Obligation/General	14.7%
U.S. Guaranteed	9.4%
Utilities	7.3%
Other	15.3%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	18.7%
California	16.8%
Texas	9.8%
New York	8.7%
Colorado	4.1%
Florida	3.9%
New Jersey	3.4%
Pennsylvania	2.9%
Puerto Rico	2.3%
Indiana	2.3%
Missouri	2.3%
Ohio	2.1%
Kentucky	1.7%
Oklahoma	1.7%
Other	19.3%
Total	100%

NMZ	Nuveen Municipal High Income Opportunity Fund Performance Overview and Holding Summaries as of April 30, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of April 30, 2020

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NMZ at Common Share NAV	(11.22)%	(5.99)%	3.40%	7.20%
NMZ at Common Share Price	(13.37)%	(7.16)%	3.20%	5.90%
S&P Municipal Yield Index	(7.09)%	(2.21)%	3.90%	5.56%
S&P Municipal Bond High Yield Index	(6.89)%	(2.02)%	3.92%	5.89%
S&P Municipal Bond Index	(1.26)%	2.21%	3.02%	3.97%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	149.3%
Common Stocks	2.7%
Corporate Bonds	0.0%
Other Assets Less Liabilities	2.1%

Net Assets Plus Floating Rate
Obligations & AMTP Shares,
net of deferred offering costs	154.1%
Floating Rate Obligations	(45.0)%
AMTP Shares, net of deferred
offering costs	(9.1)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	2.7%
AAA	0.4%
AA	15.1%
A	12.7%
BBB	16.0%
BB or Lower	18.8%
N/R (not rated)	32.6%
N/A (not applicable)	1.7%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	26.3%
Health Care	16.0%
Transportation	13.8%
Education and Civic Organizations	11.8%
Tax Obligation/General	7.0%
Utilities	6.0%
Consumer Staples	4.3%
Housing/Multifamily	3.8%
Other	11.0%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	18.6%
California	12.0%
Florida	9.7%
New York	6.3%
Colorado	5.4%
Puerto Rico	4.9%
Ohio	4.2%
Kentucky	4.1%
Wisconsin	4.0%
New Jersey	3.6%
Texas	3.0%
Tennessee	2.3%
Arizona	1.9%
Washington	1.6%
Other	18.4%
Total	100%

NMCO	Nuveen Municipal Credit Opportunities Fund
Performance Overview and Holding Summaries as of April 30, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Cumulative Total Returns as of April 30, 2020

		Since
	6-Month	Inception
NMCO at Common Share NAV	(22.83)%	(22.42)%
NMCO at Common Share Price	(26.11)%	(24.19)%
S&P Municipal Yield Index	(7.09)%	6.30%
Since inception returns are from 9/16/19. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	161.8%
Exchange-Traded Funds	5.7%
Common Stocks	4.5%
Short-Term Municipal Bonds	2.5%
Other Assets Less Liabilities	2.0%
Net Assets Plus Floating
Rate Obligations, MFP Shares,
net of deferred offerings	176.5%
Floating Rate Obligations	(2.2)%
MFP Shares, net of deferred
offerings	(74.3)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA	1.4%
AA	1.2%
A	0.4%
BBB	10.5%
BB or Lower	32.0%
N/R (not rated)	48.7%
N/A (not applicable)	5.8%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	18.5%
Industrials	13.9%
Transportation	12.2%
Consumer Staples	10.9%
Health Care	9.7%
Education and Civic Organizations	9.4%
Utilities	7.3%
Tax Obligation/General	6.0%
Long-Term Care	5.2%
Other	6.9%
Total	100%

States and Territories
(% of total municipal bonds)
Florida	12.4%
Illinois	10.5%
Ohio	8.1%
New York	6.0%
Wisconsin	5.5%
Colorado	5.5%
Puerto Rico	5.4%
California	4.3%
Alabama	4.0%
Michigan	3.3%
Pennsylvania	3.2%
Arizona	3.1%
Georgia	3.0%
Virgin Islands	3.0%
New Jersey	2.8%
Other	19.9%
Total	100%

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 161.7% (99.7% of Total Investments)
	MUNICIPAL BONDS – 161.0% (99.3% of Total Investments)
	Alabama – 1.9% (1.2% of Total Investments)
$ 3,645	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds,	9/25 at 100.00	N/R	$ 3,654,514
	University of Mobile Project, Series 2015A, 6.000%, 9/01/45, 144A
22,655	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A,	No Opt. Call	A3	28,280,010
	5.000%, 9/01/46
8,100	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds,	4/25 at 100.00	N/R	7,938,729
	Spring Hill College Project, Series 2015, 5.875%, 4/15/45
	Opelika Utilities Board, Alabama, Utility Revenue Bonds, Series 2011B:
1,250	4.000%, 6/01/29 – AGM Insured	6/21 at 100.00	Aa3	1,282,200
1,000	4.250%, 6/01/31 – AGM Insured	6/21 at 100.00	Aa3	1,026,510
	The Improvement District of the City of Mobile – McGowin Park Project, Alabama, Sales
	Tax Revenue Bonds, Series 2016A:
1,000	5.250%, 8/01/30	8/26 at 100.00	N/R	948,260
1,300	5.500%, 8/01/35	8/26 at 100.00	N/R	1,197,248
5,970	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone	5/29 at 100.00	N/R	5,937,702
	Bonds, Hunt Refining Project, Refunding Series 2019A, 5.250%, 5/01/44, 144A
12,000	UAB Medicine Finance Authority, Alabama, Revenue Bonds, Series 2019B, 4.000%, 9/01/44	9/29 at 100.00	AA–	12,924,120
56,920	Total Alabama			63,189,293
	Alaska – 0.6% (0.4% of Total Investments)
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed
	Bonds, Series 2006A:
7,010	5.000%, 6/01/32	5/20 at 100.00	B3	7,024,791
12,635	5.000%, 6/01/46	5/20 at 100.00	B3	12,548,956
19,645	Total Alaska			19,573,747
	Arizona – 2.7% (1.7% of Total Investments)
4,230	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue	3/22 at 100.00	A–	4,326,825
	Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30
1,475	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/27 at 100.00	BB	1,312,662
	Basis Schools, Inc. Projects, Series 2017D, 5.000%, 7/01/47, 144A
3,790	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of	7/29 at 100.00	BB	3,261,333
	Math & Science Projects, Series 2019, 5.000%, 7/01/54, 144A
3,260	Arizona Industrial Development Authority, Education Facility Revenue Bonds, Caurus	6/28 at 100.00	N/R	3,088,002
	Academy Project, Series 2018A, 6.375%, 6/01/39, 144A
10,000	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility	7/22 at 100.00	A	10,621,200
	Project, Refunding Senior Series 2012A, 5.000%, 7/01/31
3,325	Cahava Springs Revitalization District, Cave Creek, Arizona, Special Assessment Bonds,	7/27 at 100.00	N/R	2,577,141
	Series 2017A, 7.000%, 7/01/41, 144A (4)
	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,
	Legacy Traditional Schools Projects, Taxable Series 2019B:
1,730	5.000%, 7/01/49, 144A	7/29 at 100.00	Ba2	1,604,921
1,975	5.000%, 7/01/54, 144A	7/29 at 100.00	Ba2	1,812,122
800	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Reid	7/26 at 100.00	Baa3	832,288
	Traditional School Projects, Series 2016, 5.000%, 7/01/47
7,780	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien	7/20 at 100.00	A+ (13)	7,832,904
	Series 2010A, 5.000%, 7/01/40 (Pre-refunded 7/01/20)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Arizona (continued)
	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion
	Project, Series 2005B:
$ 6,000	5.500%, 7/01/37 – FGIC Insured	No Opt. Call	AA	$ 8,244,600
8,755	5.500%, 7/01/39 – FGIC Insured	No Opt. Call	AA	12,195,452
	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Basis Schools, Inc. Projects, Series 2016A:
620	5.000%, 7/01/35, 144A	7/25 at 100.00	BB	592,652
1,025	5.000%, 7/01/46, 144A	7/25 at 100.00	BB	915,223
2,065	Phoenix Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds,	7/24 at 101.00	N/R	1,680,022
	Deer Valley Veterans Assisted Living Project, Series 2016A, 5.125%, 7/01/36
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Edkey Charter Schools Project, Refunding Series 2013:
490	6.000%, 7/01/33	7/20 at 102.00	BB–	488,221
610	6.000%, 7/01/43	7/20 at 102.00	BB–	577,737
350	6.000%, 7/01/48	7/20 at 102.00	BB–	326,561
1,425	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/20 at 102.00	BB–	1,456,150
	Edkey Charter Schools Project, Series 2014A, 7.375%, 7/01/49
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Edkey Charter Schools Project, Series 2016:
1,130	5.250%, 7/01/36	7/26 at 100.00	BB–	1,020,593
1,850	5.375%, 7/01/46	7/26 at 100.00	BB–	1,584,414
2,135	5.500%, 7/01/51	7/26 at 100.00	BB–	1,832,428
2,920	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/26 at 103.00	N/R	2,581,076
	Edkey Charter Schools Project, Series 2019, 5.875%, 7/01/51, 144A
885	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	2/24 at 100.00	N/R	881,504
	San Tan Montessori School Project, Series 2016, 6.500%, 2/01/48, 144A
3,050	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	2/28 at 100.00	N/R	3,080,652
	San Tan Montessori School Project, Series 2017, 6.750%, 2/01/50, 144A
105	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Noah	7/20 at 102.00	BB–	107,312
	Webster Schools, Pima Project, Series 2014A, 7.250%, 7/01/39
1,000	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric	10/20 at 100.00	A–	1,005,680
	Power Company, Series 2010A, 5.250%, 10/01/40
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy
	Inc. Prepay Contract Obligations, Series 2007:
6,820	5.000%, 12/01/32	No Opt. Call	BBB+	8,096,977
2,745	5.000%, 12/01/37	No Opt. Call	BBB+	3,350,190
2,000	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds,	8/23 at 100.00	A2	2,138,460
	Yavapai Regional Medical Center, Series 2013A, 5.250%, 8/01/33
84,345	Total Arizona			89,425,302
	Arkansas – 0.3% (0.2% of Total Investments)
	Arkansas Development Finance Authority, Tobacco Settlement Revenue Bonds, Arkansas
	Cancer Research Center Project, Series 2006:
2,500	0.000%, 7/01/36 – AMBAC Insured	No Opt. Call	Aa2	1,524,900
20,460	0.000%, 7/01/46 – AMBAC Insured	No Opt. Call	Aa2	8,057,353
22,960	Total Arkansas			9,582,253
	California – 15.8% (9.8% of Total Investments)
	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding
	Subordinate Lien Series 2004A:
45	0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	Baa2	44,648
2,120	0.000%, 10/01/20 – AMBAC Insured (ETM)	No Opt. Call	N/R (13)	2,113,619
6,135	Alhambra Unified School District, Los Angeles County, California, General Obligation	No Opt. Call	AA	4,843,153
	Bonds, Capital Appreciation Series 2009B, 0.000%, 8/01/30 – AGC Insured

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement
	Project, Series 1997C:
$ 5,785	0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA	$ 3,855,066
6,765	0.000%, 9/01/35 – AGM Insured (ETM)	No Opt. Call	AA (13)	4,757,824
4,100	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A, 5.000%, 3/01/41	3/26 at 100.00	Ba3	4,096,802
5,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/23 at 100.00	A1 (13)	5,611,700
	Series 2013S-4, 5.000%, 4/01/38 (Pre-refunded 4/01/23)
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,
	Los Angeles County Securitization Corporation, Series 2006A:
3,275	5.450%, 6/01/28	5/20 at 100.00	B2	3,275,360
2,975	5.650%, 6/01/41	5/20 at 100.00	B2	2,975,327
22,965	California Educational Facilities Authority, Revenue Bonds, Stanford University Series	No Opt. Call	AAA	35,965,257
	2016U-7, 5.000%, 6/01/46 (UB) (5)
15,850	California Educational Facilities Authority, Revenue Bonds, Stanford University Series	No Opt. Call	AAA	25,418,011
	2019V-1, 5.000%, 5/01/49
10,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard	8/22 at 100.00	A+	10,452,100
	Children’s Hospital, Series 2012A, 5.000%, 8/15/51
1,600	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health	7/23 at 100.00	AA–	1,727,280
	System, Series 2013A, 5.000%, 7/01/37
6,665	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and	8/25 at 100.00	AA–	7,364,692
	Clinics, Series 2015A, 5.000%, 8/15/54 (UB) (5)
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and
	Clinics, Tender Option Bond Trust 2016-XG0049:
1,555	9.214%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	AA	1,687,097
1,650	9.222%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	AA	1,790,299
4,075	9.222%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	AA	4,421,497
5,000	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series	8/23 at 100.00	A+	5,331,950
	2013A, 5.000%, 8/15/52
	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace
	Academy Project, Series 2016A:
3,065	5.000%, 7/01/31, 144A	7/26 at 100.00	BB	3,110,209
1,000	5.000%, 7/01/36, 144A	7/26 at 100.00	BB	983,610
555	5.000%, 7/01/41, 144A	7/26 at 100.00	BB	531,890
195	5.000%, 7/01/46, 144A	7/26 at 100.00	BB	182,830
	California Municipal Finance Authority, Education Revenue Bonds, American Heritage
	Foundation Project, Series 2016A:
260	5.000%, 6/01/36	6/26 at 100.00	BBB–	265,585
435	5.000%, 6/01/46	6/26 at 100.00	BBB–	439,611
2,335	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series	7/20 at 100.00	Baa2 (13)	2,354,310
	2010A, 5.750%, 7/01/40 (Pre-refunded 7/01/20)
5,425	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San	1/29 at 100.00	Baa3	5,745,075
	Diego County Water Authority Desalination Project Pipeline, Refunding Series 2019, 5.000%,
	11/21/45, 144A
2,050	California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series	10/26 at 100.00	BBB–	2,118,593
	2017, 5.000%, 10/15/47
735	California School Finance Authority, Charter School Revenue Bonds, Downtown College	6/26 at 100.00	N/R	672,055
	Prep – Obligated Group, Series 2016, 5.000%, 6/01/46, 144A
715	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education	6/25 at 100.00	N/R	674,231
	Obligated Group, Series 2016A, 5.000%, 6/01/36, 144A
570	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education	6/26 at 100.00	N/R	524,292
	Obligated Group, Series 2017A, 5.125%, 6/01/47, 144A
80	California State, General Obligation Bonds, Series 2002, 5.000%, 10/01/32 –	6/20 at 100.00	AA–	80,218
	NPFG Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 5	California State, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 – AMBAC Insured	6/20 at 100.00	AA–	$ 5,014
	California State, General Obligation Bonds, Various Purpose Series 2010:
3,500	5.250%, 3/01/30	6/20 at 100.00	AA–	3,510,710
10,000	5.500%, 11/01/35	11/20 at 100.00	AA–	10,206,700
12,710	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	12/24 at 100.00	BB–	12,957,718
	Linda University Medical Center, Series 2014A, 5.500%, 12/01/54
65,505	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/26 at 100.00	BB–	65,566,575
	Linda University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A
10,130	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/28 at 100.00	BB–	10,280,532
	Linda University Medical Center, Series 2018A, 5.500%, 12/01/58, 144A
4,000	California Statewide Communities Development Authority, Revenue Bonds, Huntington	7/24 at 100.00	A–	4,150,600
	Memorial Hospital, Refunding Series 2014B, 4.000%, 7/01/39
7,000	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health,	8/20 at 100.00	A+ (13)	7,106,750
	Series 2011A, 6.000%, 8/15/42 (Pre-refunded 8/15/20)
	California Statewide Community Development Authority, Revenue Bonds, Daughters of
	Charity Health System, Series 2005A:
1,535	5.750%, 7/01/30 (6)	6/20 at 100.00	N/R	1,291,273
4,430	5.750%, 7/01/35 (6)	6/20 at 100.00	N/R	3,726,605
5,000	Clovis Unified School District, Fresno County, California, General Obligation Bonds,	No Opt. Call	Baa2 (13)	4,713,250
	Series 2001A, 0.000%, 8/01/25 – FGIC Insured (ETM)
3,400	Coachella Valley Unified School District, Riverside County, California, General	No Opt. Call	A2	2,430,286
	Obligation Bonds, Election 2005 Series 2010C, 0.000%, 8/01/33 – AGM Insured
14,375	Corona-Norco Unified School District, Riverside County, California, General Obligation	No Opt. Call	Aa3	7,657,706
	Bonds, Capital Appreciation, Election 2006 Refunding Series 2009C, 0.000%, 8/01/39 –
	AGM Insured
	El Rancho Unified School District, Los Angeles County, California, General Obligation
	Bonds, Election 2010 Series 2011A:
2,615	0.000%, 8/01/31 – AGM Insured (7)	8/28 at 100.00	A1	2,991,821
3,600	0.000%, 8/01/34 – AGM Insured (7)	8/28 at 100.00	A1	4,067,568
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Senior Lien Series 2015A:
3,960	0.000%, 1/15/34 – AGM Insured	No Opt. Call	BBB	2,661,952
5,000	0.000%, 1/15/35 – AGM Insured	No Opt. Call	BBB	3,219,600
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Series 2013A:
910	0.000%, 1/15/42 (7)	1/31 at 100.00	Baa2	885,903
3,610	5.750%, 1/15/46	1/24 at 100.00	Baa2	3,886,706
6,610	6.000%, 1/15/49 (Pre-refunded 1/15/24)	1/24 at 100.00	Baa2 (13)	7,846,334
4,445	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	7/29 at 100.00	Baa2	4,195,013
	Refunding Term Rate Sub-Series 2013B-1, 3.500%, 1/15/53
2,425	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series	9/20 at 100.00	A	2,447,189
	2005, 5.000%, 9/01/27 – AMBAC Insured
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement
	Asset-Backed Bonds, Series 2018A-1:
9,795	5.000%, 6/01/47	6/22 at 100.00	N/R	9,547,774
6,240	5.250%, 6/01/47	6/22 at 100.00	N/R	6,122,563
10,250	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	9,991,290
	Asset-Backed Bonds, Series 2018A-2, 5.000%, 6/01/47
	Kern Community College District, California, General Obligation Bonds, Safety, Repair &
	Improvement, Election 2002 Series 2006:
5,600	0.000%, 11/01/24 – AGM Insured	No Opt. Call	AA	5,244,568
5,795	0.000%, 11/01/25 – AGM Insured	No Opt. Call	AA	5,304,569
1,160	Lincoln Public Financing Authority, Placer County, California, Twelve Bridges Limited	9/21 at 100.00	AA	1,200,449
	Obligation Revenue Bonds, Refunding Series 2011A, 4.375%, 9/02/25 – AGM Insured

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 7,575	Mount San Antonio Community College District, Los Angeles County, California, General	8/35 at 100.00	AA	$ 7,429,484
	Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (7)
3,310	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	BBB+	4,747,467
	Series 2009B, 6.500%, 11/01/39
	Oceanside Unified School District, San Diego County, California, General Obligation
	Bonds, Capital Appreciation, 2008 Election Series 2009A:
605	0.000%, 8/01/26 – AGC Insured (ETM)	No Opt. Call	Aa3 (13)	560,424
5,300	0.000%, 8/01/26 – AGC Insured	No Opt. Call	Aa3	4,747,687
2,220	0.000%, 8/01/28 – AGC Insured	No Opt. Call	Aa3	1,885,224
1,485	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue	6/20 at 100.00	N/R (13)	1,568,130
	Bonds, Redevelopment Project 1, Series 1993, 5.850%, 8/01/22 – NPFG Insured (ETM)
3,905	Orange County, California, Special Tax Bonds, Community Facilities District 2015-1	8/25 at 100.00	N/R	4,015,121
	Esencia Village, Series 2015A, 4.250%, 8/15/38
5,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series	11/20 at 100.00	Ba1 (13)	5,126,050
	2010, 6.000%, 11/01/30 (Pre-refunded 11/01/20)
3,700	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation,	No Opt. Call	BBB–	3,347,205
	Election of 2004, Series 2007A, 0.000%, 8/01/25 – NPFG Insured
7,875	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 7.000%,	8/29 at 100.00	BBB–	10,880,651
	8/01/38 – AGC Insured
9,145	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community	No Opt. Call	A	7,139,410
	Development Project, Series 1999, 0.000%, 8/01/30 – AMBAC Insured
4,150	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates	10/21 at 100.00	A2	4,430,706
	of Participation, Refunding Series 2011, 6.250%, 10/01/28 – AGM Insured
670	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds,	6/23 at 100.00	BBB+	707,359
	Series 2013A, 5.750%, 6/01/48
	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District
	2006-1 Marblehead Coastal, Series 2015:
490	5.000%, 9/01/40	9/25 at 100.00	N/R	522,845
915	5.000%, 9/01/46	9/25 at 100.00	N/R	965,554
4,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/23 at 100.00	A+	4,308,720
	International Airport, Governmental Purpose, Second Series 2013B, 5.000%, 5/01/43
66,685	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Senior Lien	No Opt. Call	AA+ (13)	66,309,563
	Toll Road Revenue Bonds, Series 1993, 0.000%, 1/01/21 (ETM)
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road
	Revenue Bonds, Refunding Senior Lien Series 2014A:
2,680	5.000%, 1/15/44	1/25 at 100.00	BBB	2,837,102
8,275	5.000%, 1/15/50	1/25 at 100.00	BBB	8,730,870
7,210	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	No Opt. Call	Baa2	6,623,611
	Revenue Bonds, Refunding Series 1997A, 0.000%, 1/15/23 – NPFG Insured
3,250	San Mateo County Community College District, California, General Obligation Bonds,	No Opt. Call	AAA	2,585,277
	Series 2006C, 0.000%, 9/01/30 – NPFG Insured
4,325	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997	No Opt. Call	AA	2,919,418
	Election Series 2012G, 0.000%, 8/01/34 – AGM Insured
5,690	San Ysidro School District, San Diego County, California, General Obligation Bonds,	8/25 at 41.10	A2	2,076,281
	Refunding Series 2015, 0.000%, 8/01/42
	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration
	and Housing Facility, Series 1994A:
5,625	6.250%, 7/01/24 (ETM)	No Opt. Call	Baa2 (13)	6,229,744
5,625	6.250%, 7/01/24	No Opt. Call	Baa2	6,258,544
3,500	Saugus Union School District, Los Angeles County, California, General Obligation Bonds,	No Opt. Call	A+	3,361,435
	Series 2006, 0.000%, 8/01/23 – FGIC Insured
610	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities	9/27 at 100.00	N/R	613,215
	District 16-01, Series 2017, 6.250%, 9/01/47, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed
	Bonds, Series 2005A-1:
$ 850	4.750%, 6/01/23	5/20 at 100.00	BBB	$ 850,009
1,600	5.500%, 6/01/45	5/20 at 100.00	B–	1,582,000
512,855	Total California			519,990,315
	Colorado – 10.2% (6.3% of Total Investments)
850	Aviation Station North Metropolitan District 2, Denver County, Colorado, Limited Tax	9/24 at 103.00	N/R	774,724
	General Obligation Bonds, Refunding & Improvement Series 2019A, 5.000%, 12/01/39
	Base Village Metropolitan District 2, Colorado, General Obligation Bonds, Refunding
	Series 2016A:
890	5.500%, 12/01/36	12/21 at 103.00	N/R	877,593
1,175	5.750%, 12/01/46	12/21 at 103.00	N/R	1,152,981
1,100	Belleview Station Metropolitan District 2, Denver City and County, Colorado, General	12/21 at 103.00	N/R	1,026,828
	Obligation Bonds, Limited Tax Convertible to Unlimited Tax Refunding & Improvement Series
	2017, 5.000%, 12/01/36
700	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited	12/22 at 103.00	N/R	652,463
	Tax Convertible to Unlimited Tax, Series 2017A, 5.000%, 12/01/47
3,410	Canyons Metropolitan District 5, Douglas County, Colorado, Limited Tax General	12/22 at 103.00	N/R	3,213,550
	Obligation and Special Revenue Bonds, Refunding & Improvement Series 2017A,
	6.125%, 12/01/47
1,690	Canyons Metropolitan District 6, Douglas County, Colorado, Limited Tax General	12/22 at 103.00	N/R	1,524,329
	Obligation and Special Revenue Bonds, Refunding & Improvement Series 2017A,
	6.125%, 12/01/47
	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding &
	Improvement Series 2017:
1,140	5.000%, 12/01/37, 144A	12/22 at 103.00	N/R	1,044,947
5,465	5.000%, 12/01/47, 144A	12/22 at 103.00	N/R	4,699,627
195	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds,	12/23 at 100.00	BB	193,924
	Refunding Series 2014, 5.000%, 12/01/43
1,200	Clear Creek Station Metropolitan District 2, Adams County, Colorado, Limited Tax General	12/22 at 103.00	N/R	1,058,292
	Obligation Refunding & Improvement Series 2017A, 5.000%, 12/01/47
930	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	8/26 at 100.00	A+	883,798
	Flagstaff Academy Project, Refunding Series 2016, 3.625%, 8/01/46
1,165	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	12/24 at 100.00	A+	1,257,256
	The Classical Academy Project, Refunding Series 2015A, 5.000%, 12/01/38
3,675	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	6/26 at 100.00	A+	3,560,854
	Vanguard School Project, Refunding & Improvement Series 2016, 3.750%, 6/15/47
1,750	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	6/26 at 100.00	A+	1,571,185
	Weld County School District 6 – Frontier Academy, Refunding & Improvement Series 2016,
	3.250%, 6/01/46
	Colorado Health Facilities Authority, Colorado, Health Facilities Revenue Bonds, The
	Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2017:
2,460	5.000%, 6/01/42 (Pre-refunded 6/01/27)	6/27 at 100.00	N/R (13)	3,094,139
23,470	5.000%, 6/01/47 (Pre-refunded 6/01/27)	6/27 at 100.00	N/R (13)	29,520,097
3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	2/21 at 100.00	BBB+ (13)	3,094,770
	Initiatives, Series 2011A, 5.000%, 2/01/41 (Pre-refunded 2/01/21)
11,520	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	1/23 at 100.00	BBB+ (13)	12,791,462
	Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,
	Series 2019A-2:
945	4.000%, 8/01/49	8/29 at 100.00	BBB+	902,494
3,320	4.000%, 8/01/49 (UB) (5)	8/29 at 100.00	BBB+	3,170,666

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement
	Communities Inc., Refunding Series 2012B:
$ 1,640	5.000%, 12/01/22	No Opt. Call	A–	$ 1,685,362
2,895	5.000%, 12/01/23	12/22 at 100.00	A–	2,970,791
4,200	5.000%, 12/01/24	12/22 at 100.00	A–	4,305,798
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good
	Samaritan Society Project, Series 2013:
765	5.500%, 6/01/33 (Pre-refunded 6/01/23)	6/23 at 100.00	N/R (13)	874,494
1,575	5.625%, 6/01/43 (Pre-refunded 6/01/23)	6/23 at 100.00	N/R (13)	1,806,399
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good
	Samaritan Society Project, Series 2013A:
1,410	5.000%, 6/01/32 (Pre-refunded 6/01/25)	6/25 at 100.00	N/R (13)	1,687,629
2,000	5.000%, 6/01/33 (Pre-refunded 6/01/25)	6/25 at 100.00	N/R (13)	2,393,800
5,855	5.000%, 6/01/40 (Pre-refunded 6/01/25)	6/25 at 100.00	N/R (13)	7,007,849
6,820	5.000%, 6/01/45 (Pre-refunded 6/01/25)	6/25 at 100.00	N/R (13)	8,162,858
2,035	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Frasier Meadows Project,	5/27 at 100.00	BB+	1,817,113
	Refunding & Improvement Series 2017A, 5.250%, 5/15/47
4,105	Colorado International Center Metropolitan District 14, Denver, Colorado, Limited Tax	12/23 at 103.00	N/R	3,684,525
	General Obligation Bonds, Refunding & Improvement Series 2018, 5.875%, 12/01/46
500	Copperleaf Metropolitan District 2, Arapahoe County, Colorado, Limited Tax General	12/20 at 103.00	N/R	493,385
	Obligation Bonds, Refunding Convertible to Unlimited Tax Series 2015, 5.750%, 12/01/45
500	Copperleaf Metropolitan District 2, Arapahoe County, Colorado, Limited Tax General	12/20 at 103.00	N/R	501,915
	Obligation Bonds, Series 2006, 5.250%, 12/01/30
600	Copperleaf Metropolitan District 4, Arapahoe County, Colorado, Limited Tax General	3/25 at 103.00	N/R	510,888
	Obligation Bonds, Convertible to Unlimited Tax Series 2020A, 5.000%, 12/01/49
1,480	Cornerstar Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds,	12/22 at 103.00	N/R	1,353,430
	Limited Tax Convertible to Unlimited Tax, Refunding Series 2017A, 5.250%, 12/01/47
1,275	Cornerstar Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds,	12/22 at 103.00	N/R	1,157,917
	Limited Tax Convertible to Unlimited Tax, Refunding Series 2017B, 5.250%, 12/01/47
500	Crystal Crossing Metropolitan District, Colorado, General Obligation Limited Tax Bonds,	12/25 at 100.00	N/R	463,265
	Refunding Series 2016, 5.250%, 12/01/40
10,640	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	11/23 at 100.00	A	11,463,217
	2013B, 5.000%, 11/15/43
505	Denver Connection West Metropolitan District, City and County of Denver, Colorado,	12/22 at 103.00	N/R	459,717
	Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2017A,
	5.375%, 8/01/47
	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, 9th and Colorado
	Urban Redevelopment Area, Series 2018A:
1,005	5.250%, 12/01/39, 144A	12/23 at 103.00	N/R	930,801
2,310	5.250%, 12/01/39, 144A	12/23 at 103.00	N/R	2,139,453
11,700	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation	No Opt. Call	A	5,194,449
	Series 2010A, 0.000%, 9/01/41
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B:
35,995	0.000%, 9/01/23 – NPFG Insured	No Opt. Call	A	33,143,116
6,525	0.000%, 9/01/26 – NPFG Insured	No Opt. Call	A	5,464,100
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
17,030	0.000%, 9/01/25 – NPFG Insured	No Opt. Call	A	14,740,657
9,915	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	6,538,744
43,090	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	A	27,235,465
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
20,000	0.000%, 9/01/27 – NPFG Insured	No Opt. Call	A	16,173,800
1,150	0.000%, 9/01/28 – NPFG Insured	No Opt. Call	A	895,298
7,000	0.000%, 9/01/34 – NPFG Insured	No Opt. Call	A	4,242,490
500	Erie Highlands Metropolitan District No 1 (In the Town of Erie), Weld County, Colorado,	12/20 at 103.00	N/R	476,590
	General Obligation Limited Tax Bonds, Series 2015A, 5.750%, 12/01/45

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 500	Flatiron Meadows Metropolitan District, Boulder County, Colorado, General Obligation	12/21 at 103.00	N/R	$ 440,200
	Limited Tax Bonds, Series 2016, 5.125%, 12/01/46
590	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series	12/24 at 100.00	N/R	565,562
	2014, 6.000%, 12/01/38
825	Forest Trace Metropolitan District 3, Aurora City, Arapahoe County, Colorado, General	12/21 at 103.00	N/R (13)	905,363
	Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2016A, 5.000%, 12/01/46
	(Pre-refunded 12/01/21)
1,355	Great Western Park Metropolitan District 2, Broomfield City and County, Colorado,	12/21 at 100.00	N/R	1,174,433
	General Obligation Bonds, Series 2016A, 5.000%, 12/01/46
750	Green Gables Metropolitan District No 1, Jefferson County, Colorado, General Obligation	12/21 at 103.00	N/R (13)	792,113
	Bonds, Series 2016A, 5.300%, 12/01/46 (Pre-refunded 12/01/21)
700	Harmony Technology Park Metropolitan District 2, Fort Collins, Colorado, General	12/22 at 103.00	N/R	609,000
	Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2017, 5.000%, 9/01/47
500	Iron Mountain Metropolitan District 2, Windsor, Weld County, Colorado, Limited Tax	12/24 at 103.00	N/R	442,770
	General Obligation Bonds, Refunding & Improvement Series 2019A, 5.000%, 12/01/39
3,740	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Revenue	12/20 at 103.00	N/R	3,345,617
	Bonds, Refunding Series 2015, 5.500%, 12/01/45
	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A:
2,325	5.250%, 12/01/36	12/21 at 103.00	N/R	2,136,001
8,955	5.375%, 12/01/46	12/21 at 103.00	N/R	7,999,860
	Lambertson Farms Metropolitan District 1, Colorado, Revenue Bonds, Refunding &
	Improvement Series 2015:
1,005	5.750%, 12/15/46	12/23 at 100.00	N/R	761,710
5,355	6.000%, 12/15/50	12/23 at 100.00	N/R	4,064,231
980	Leyden Rock Metropolitan District No 10, In the City of Arvada, Colorado, Limited Tax	12/21 at 103.00	N/R	944,357
	General Obligation Bonds, Refunding and Improvement Series 20016A, 5.000%, 12/01/45
500	Littleton Village Metropolitan District No 2, Colorado, Limited Tax General Obligation	12/20 at 103.00	N/R	460,085
	and Special Revenue Bonds, Series 2015, 5.375%, 12/01/45
860	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds,	12/25 at 100.00	N/R	805,080
	Refunding Series 2016, 5.000%, 12/01/35
5,155	North Range Metropolitan District 1, Adams County, Colorado, General Obligation Bonds,	12/25 at 100.00	A2	5,225,727
	Series 2016B, 3.500%, 12/01/45
	North Range Metropolitan District No 2 , In the City of Commerce City, Adams County,
	Colorado , Limited Tax General Obligation and Special Revenue and Improvement Bonds,
	Refunding Series 2017A:
1,000	5.625%, 12/01/37	12/22 at 103.00	N/R	957,210
1,000	5.750%, 12/01/47	12/22 at 103.00	N/R	938,340
585	Overlook Metropolitan District in the Town of Parker, Douglas County, Colorado, General	12/21 at 103.00	N/R	518,222
	Obligation Limited Tax Bonds, Series 2016A, 5.500%, 12/01/46
	Painted Prairie Public Improvement Authority, Aurora, Colorado, Special Revenue Bonds,
	Series 2019:
3,380	5.000%, 12/01/39	12/24 at 103.00	N/R	3,047,036
6,900	5.000%, 12/01/49	12/24 at 103.00	N/R	5,874,177
	Park 70 Metropolitan District, Aurora, Colorado, General Obligation Bonds, Limited Tax
	Refunding & Improvement Series 2016:
660	5.000%, 12/01/36	12/26 at 100.00	Baa3	711,110
1,060	5.000%, 12/01/46	12/26 at 100.00	Baa3	1,134,158
660	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/25 at 100.00	A	744,183
	Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45
880	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/20 at 100.00	A2 (13)	907,183
	Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 (Pre-refunded 12/01/20) –
	AGM Insured

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 5,435	Poudre Tech Metro District, Colorado, Unlimited Property Tax Supported Revenue Bonds,	12/20 at 100.00	AA	$ 5,520,493
	Refunding & Improvement Series 2010A, 5.000%, 12/01/39 – AGM Insured
2,760	Prairie Center Metropolitan District No 3, In the City of Brighton, Adams County,	12/26 at 100.00	N/R	2,499,235
	Colorado, Limited Property Tax Supported Primary Improvements Revenue Bonds, Refunding Series
	2017A, 5.000%, 12/15/41, 144A
	Reata South Metropolitan District, Douglas County, Colorado, Limited Tax General
	Obligation Bonds, Refunding Series 2018:
1,310	5.375%, 12/01/37	12/23 at 103.00	N/R	1,217,501
2,765	5.500%, 12/01/47	12/23 at 103.00	N/R	2,520,795
1,180	Regional Transportation District, Colorado, Certificates of Participation, Series 2010A,	6/20 at 100.00	AA– (13)	1,184,036
	5.375%, 6/01/31 (Pre-refunded 6/01/20)
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project
	Private Activity Bonds, Series 2010:
6,500	6.500%, 1/15/30	7/20 at 100.00	Baa3	6,524,440
3,750	6.000%, 1/15/41	7/20 at 100.00	Baa3	3,760,462
1,280	Sierra Ridge Metropolitan District 2, Douglas County, Colorado, General Obligation	12/21 at 103.00	N/R	1,198,144
	Bonds, Limited Tax Series 2016A, 5.500%, 12/01/46
930	SouthGlenn Metropolitan District, Colorado, Special Revenue Bonds, Refunding Series	12/21 at 103.00	N/R	824,854
	2016, 5.000%, 12/01/46
1,000	St Vain Lakes Metropolitan District No 2, Weld County, Colorado, Limited Tax General	12/22 at 103.00	N/R	922,990
	Obligation Bonds, Series 2017A, 5.000%, 12/01/37
	STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General
	Obligation and Special Revenue Bonds, Refunding & improvement Series 2019A:
1,000	5.000%, 12/01/38	12/24 at 103.00	N/R	935,600
570	5.000%, 12/01/49	12/24 at 103.00	N/R	502,273
	Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax
	Supported Revenue Bonds, Senior Series 2015A:
500	5.500%, 12/01/35	12/20 at 103.00	N/R	504,975
1,000	5.750%, 12/01/45	12/20 at 103.00	N/R	1,012,810
500	Table Mountain Metropolitan District, Jefferson County, Colorado, Limited Tax General	12/21 at 103.00	N/R	473,570
	Obligation Bonds, Series 2016A, 5.250%, 12/01/45
500	The Village at Dry Creek Metropolitan District No 2, In the City of Thornton, Adams	9/24 at 103.00	N/R	398,800
	County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Series 2019,
	4.375%, 12/01/44
8,500	University of Colorado Hospital Authority, Colorado, Revenue Bonds, Series 2012A,	11/22 at 100.00	Aa3	8,945,655
	5.000%, 11/15/42
3,410	Vauxmont Metropolitan District, Arvada, Colorado, Limited Tax General Obligation and	12/29 at 100.00	AA	3,898,755
	Special Revenue Bonds, Convertible to Unlimited Tax Refunding Subordinate Series 2020,
	5.000%, 12/01/50 – AGM Insured, (WI/DD, Settling 9/02/20)
368,680	Total Colorado			334,390,410
	Connecticut – 7.0% (4.3% of Total Investments)
	Bridgeport, Connecticut, General Obligation Bonds, Series 2014A:
2,345	5.000%, 7/01/32 – AGM Insured	7/24 at 100.00	A2	2,634,725
1,600	5.000%, 7/01/34 – AGM Insured	7/24 at 100.00	A2	1,793,584
2,800	Bridgeport, Connecticut, General Obligation Bonds, Series 2016D, 5.000%, 8/15/41 –	8/26 at 100.00	A2	3,216,192
	AGM Insured
	Bridgeport, Connecticut, General Obligation Bonds, Series 2017A:
1,470	5.000%, 11/01/36	11/27 at 100.00	Baa1	1,690,441
750	5.000%, 11/01/37	11/27 at 100.00	Baa1	860,033
5,500	Connecticut Health and Educational Facilities Authority Revenue Bonds, Hartford	7/25 at 100.00	A	5,882,470
	HealthCare, Series 2015F, 5.000%, 7/01/45
4,250	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut	7/26 at 100.00	A2	4,264,110
	College, Refunding Series 2016L-1, 4.000%, 7/01/46

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Connecticut (continued)
$ 1,150	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut	7/21 at 100.00	A2	$ 1,162,857
	College, Series 2011H, 5.000%, 7/01/41
1,100	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Duncaster, Inc.,	8/24 at 100.00	BBB	976,976
	Series 2014A, 5.000%, 8/01/44
5,565	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield	7/26 at 100.00	A–	5,963,732
	University, Series 2016Q-1, 5.000%, 7/01/46
7,025	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford	7/21 at 100.00	A (13)	7,371,122
	HealthCare, Series 2011A, 5.000%, 7/01/41 (Pre-refunded 7/01/21)
500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford	7/24 at 100.00	A	530,210
	HealthCare, Series 2014E, 5.000%, 7/01/42
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Healthcare
	Facility Expansion Church Home of Hartford Inc. Project, Series 2016A:
590	5.000%, 9/01/46, 144A	9/26 at 100.00	BB	524,457
740	5.000%, 9/01/53, 144A	9/26 at 100.00	BB	645,243
3,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Mary Wade Home	10/24 at 104.00	BB	2,538,570
	Issue, Series 2019A-1, 5.000%, 10/01/54, 144A
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex
	Hospital, Series 2011N:
1,105	5.000%, 7/01/25 (Pre-refunded 7/01/21)	7/21 at 100.00	A3 (13)	1,160,106
400	5.000%, 7/01/26 (Pre-refunded 7/01/21)	7/21 at 100.00	A3 (13)	419,948
500	5.000%, 7/01/27 (Pre-refunded 7/01/21)	7/21 at 100.00	A3 (13)	524,935
1,915	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex	7/25 at 100.00	A3	2,081,988
	Hospital, Series 2015O, 5.000%, 7/01/36
1,125	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Norwich Free	7/23 at 100.00	A	1,171,260
	Academy, Series 2013B, 4.000%, 7/01/34
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nuvance Health
	Series 2019A:
1,000	4.000%, 7/01/38	7/29 at 100.00	A–	1,031,560
1,370	4.000%, 7/01/49	7/29 at 100.00	A–	1,380,357
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac
	University, Refunding Series 2015L:
10,105	4.125%, 7/01/41	7/25 at 100.00	A–	10,277,189
7,030	5.000%, 7/01/45	7/25 at 100.00	A–	7,464,313
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac
	University, Series 2016M:
500	5.000%, 7/01/34	7/26 at 100.00	A–	548,645
1,500	5.000%, 7/01/36	7/26 at 100.00	A–	1,635,405
250	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart	7/21 at 100.00	A3 (13)	262,978
	University, Series 2011G, 5.125%, 7/01/26 (Pre-refunded 7/01/21)
6,145	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart	7/27 at 100.00	A3	6,652,147
	University, Series 2017I-1, 5.000%, 7/01/42
1,275	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford	7/21 at 100.00	BBB+	1,291,741
	Hospital, Series 2010-I, 5.000%, 7/01/30
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford
	Hospital, Series 2012J:
1,000	5.000%, 7/01/37	7/22 at 100.00	BBB+	1,009,090
7,955	5.000%, 7/01/42	7/22 at 100.00	BBB+	7,998,514
4,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford	7/26 at 100.00	BBB+	3,887,200
	Hospital, Series 2016K, 4.000%, 7/01/46
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, The Loomis
	Chaffee School Issue, Series 2011-I:
560	5.000%, 7/01/23 – AGM Insured	7/21 at 100.00	A1	583,979
225	5.000%, 7/01/24 – AGM Insured	7/21 at 100.00	A1	234,369

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Connecticut (continued)
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity Health
	Credit Group, Series 2016CT:
$ 2,650	5.000%, 12/01/41	6/26 at 100.00	AA–	$ 2,948,496
770	5.000%, 12/01/45	6/26 at 100.00	AA–	849,587
2,250	Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of	7/28 at 100.00	BBB	2,260,013
	New Haven, Series 2018K-1, 5.000%, 7/01/38
3,250	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Wesleyan	7/20 at 100.00	AA (13)	3,272,620
	University, Series 2010G, 5.000%, 7/01/39 (Pre-refunded 7/01/20)
4,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Western	7/21 at 100.00	A– (13)	4,199,480
	Connecticut Health, Series 2011N, 5.000%, 7/01/29 (Pre-refunded 7/01/21)
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven
	Health Issue, Series 2014E:
2,610	5.000%, 7/01/32	7/24 at 100.00	AA–	2,881,440
2,740	5.000%, 7/01/33	7/24 at 100.00	AA–	3,015,891
900	5.000%, 7/01/34	7/24 at 100.00	AA–	988,920
5,580	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut	11/23 at 100.00	A	6,212,660
	State University System, Series 2013N, 5.000%, 11/01/31
1,260	Connecticut Housing Finance Authority, State Supported Special Obligation Bonds,	6/20 at 100.00	A	1,265,342
	Refunding Series 2010-16, 5.000%, 6/15/30
	Connecticut Municipal Electric Energy Cooperative, Power Supply System Revenue Bonds,
	Tender Option Bond Trust 2016-XG0059:
1,295	16.675%, 1/01/32, 144A (IF) (5)	1/23 at 100.00	Aa3	1,770,550
410	16.522%, 1/01/38, 144A (IF) (5)	1/23 at 100.00	Aa3	543,644
1,000	Connecticut State, General Obligation Bonds, Series 2011D, 5.000%, 11/01/31	11/21 at 100.00	A	1,046,300
3,500	Connecticut State, General Obligation Bonds, Series 2014F, 5.000%, 11/15/34	11/24 at 100.00	A	3,839,955
2,630	Connecticut State, General Obligation Bonds, Series 2015F, 5.000%, 11/15/34	11/25 at 100.00	A	2,922,088
3,730	Connecticut State, General Obligation Bonds, Series 2017A, 5.000%, 4/15/35	4/27 at 100.00	A	4,223,777
	Connecticut State, General Obligation Bonds, Series 2018A:
3,500	5.000%, 4/15/35 (UB) (5)	4/28 at 100.00	A	4,009,390
5,000	5.000%, 4/15/38 (UB) (5)	4/28 at 100.00	A	5,670,650
3,855	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes	10/23 at 100.00	A+	4,186,299
	Series 2013A, 5.000%, 10/01/33
1,380	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes	8/25 at 100.00	A+	1,539,776
	Series 2015A, 5.000%, 8/01/33
	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes
	Series 2016A:
5,300	5.000%, 9/01/33	9/26 at 100.00	A+	6,012,479
1,075	5.000%, 9/01/34	9/26 at 100.00	A+	1,216,169
3,500	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes,	9/24 at 100.00	A+	3,861,690
	Series 2014A, 5.000%, 9/01/33
	Connecticut Transmission Municipal Electric Energy Cooperative, Transmission System
	Revenue Bonds, Series 2012A:
655	5.000%, 1/01/31	1/22 at 100.00	A+	695,269
500	5.000%, 1/01/32	1/22 at 100.00	A+	530,230
2,830	5.000%, 1/01/42	1/22 at 100.00	A+	2,978,122
	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater
	System Revenue Bonds, Refunding Series 2014B:
500	5.000%, 8/15/30	8/24 at 100.00	A1	570,655
1,000	5.000%, 8/15/31	8/24 at 100.00	A1	1,140,860
55	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater	6/20 at 100.00	A1	55,173
	System Revenue Bonds, Series 2005A, 5.000%, 8/15/35 – NPFG Insured
225	Hamden, Connecticut, General Obligation Bonds, Series 2016, 5.000%, 8/15/32 –	8/24 at 100.00	AA	252,329
	BAM Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Connecticut (continued)
$ 2,315	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation	4/27 at 100.00	N/R	$ 2,354,100
	Revenue Bonds, Harbor Point Project, Refunding Series 2017, 5.000%, 4/01/39, 144A
10,015	Hartford County Metropolitan District, Connecticut, Clean Water Project Revenue Bonds,	11/24 at 100.00	AA–	10,901,227
	Refunding Green Bond Series 2014A, 5.000%, 11/01/42
	Hartford County Metropolitan District, Connecticut, Clean Water Project Revenue Bonds,
	Series 2013A:
4,100	5.000%, 4/01/36	4/22 at 100.00	AA–	4,304,590
2,500	5.000%, 4/01/39	4/22 at 100.00	AA–	2,618,050
2,285	Hartford County Metropolitan District, Connecticut, General Obligation Bonds, Series	7/28 at 100.00	Aa3	2,658,849
	2018, 5.000%, 7/15/36
870	Hartford, Connecticut, General Obligation Bonds, Series 2009A, 5.000%, 8/15/28 –	6/20 at 100.00	A2	872,210
	AGC Insured
	Milford, Connecticut, General Obligation Bonds, Series 2018:
1,055	4.000%, 11/01/36	11/24 at 100.00	AA+	1,112,666
1,055	4.000%, 11/01/37	11/24 at 100.00	AA+	1,108,805
1,550	New Haven, Connecticut, General Obligation Bonds, Refunding Series 2016A, 5.000%,	8/26 at 100.00	BBB	1,716,563
	8/15/35 – AGM Insured
985	New Haven, Connecticut, General Obligation Bonds, Series 2014A, 5.000%, 8/01/33 –	8/24 at 100.00	BBB	1,064,076
	AGM Insured
	New Haven, Connecticut, General Obligation Bonds, Series 2015:
790	5.000%, 9/01/32 – AGM Insured	9/25 at 100.00	BBB	866,946
1,620	5.000%, 9/01/33 – AGM Insured	9/25 at 100.00	BBB	1,775,277
500	5.000%, 9/01/35 – AGM Insured	9/25 at 100.00	BBB	547,150
	New Haven, Connecticut, General Obligation Bonds, Series 2017A:
1,000	5.000%, 8/01/35	8/27 at 100.00	BBB	1,071,950
1,425	5.000%, 8/01/36	8/27 at 100.00	BBB	1,522,242
900	North Haven, Connecticut, General Obligation Bonds, Series 2006, 5.000%, 7/15/24	No Opt. Call	Aa1	1,042,452
795	South Central Connecticut Regional Water Authority Water System Revenue Bonds, Thirtieth	8/24 at 100.00	AA– (13)	930,341
	Series 2014A, 5.000%, 8/01/44 (Pre-refunded 8/01/24)
	South Central Connecticut Regional Water Authority, Water System Revenue Bonds,
	Refunding Thirty-Second Series 2016B:
2,715	4.000%, 8/01/36	8/26 at 100.00	AA–	2,911,892
2,220	5.000%, 8/01/37	8/26 at 100.00	AA–	2,579,063
3,870	South Central Connecticut Regional Water Authority, Water System Revenue Bonds,	8/21 at 100.00	AA– (13)	4,079,290
	Twentieth-Sixth Series, 2011, 5.000%, 8/01/41 (Pre-refunded 8/01/21)
3,250	South Central Connecticut Regional Water Authority, Water System Revenue Bonds,	8/22 at 100.00	AA– (13)	3,558,717
	Twenty-Seventh Series 2012, 5.000%, 8/01/33 (Pre-refunded 8/01/22)
1,725	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project,	4/21 at 100.00	N/R (13)	1,821,911
	Series 2011aA, 7.000%, 4/01/41 (Pre-refunded 4/01/21)
500	Stamford, Connecticut, Water Pollution Control System and Facility Revenue Bonds, Series	8/23 at 100.00	Aa2	559,405
	2013A, 5.250%, 8/15/43
	Stamford, Connecticut, Water Pollution Control System and Facility Revenue Bonds,
	Series 2019:
45	4.000%, 4/01/36	4/29 at 100.00	AA+	50,815
200	4.000%, 4/01/37	4/29 at 100.00	AA+	225,028
250	4.000%, 4/01/38	4/29 at 100.00	AA+	280,160
600	Stratford, Connecticut, General Obligation Bonds, Series 2014, 5.000%, 12/15/32	12/22 at 100.00	A2	654,558
1,500	Stratford, Connecticut, General Obligation Bonds, Series 2017, 4.000%, 1/01/39 –	1/27 at 100.00	A2	1,628,400
	BAM Insured
1,000	Town of Hamden, Connecticut, General Obligation Bonds, Refunding Series 2018A, 5.000%,	8/28 at 100.00	BBB+	1,207,070
	8/15/30 – BAM Insured
2,500	University of Connecticut, General Obligation Bonds, Series 2013A, 5.000%, 8/15/32	8/23 at 100.00	A	2,750,100
760	University of Connecticut, General Obligation Bonds, Series 2014A, 5.000%, 2/15/31	2/24 at 100.00	A	827,404

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Connecticut (continued)
$ 2,250	University of Connecticut, General Obligation Bonds, Series 2015A, 5.000%, 3/15/31	3/26 at 100.00	A	$ 2,639,272
	Waterbury, Connecticut, General Obligation Bonds, Lot A Series 2015:
445	5.000%, 8/01/30 – BAM Insured	8/25 at 100.00	AA–	517,829
390	5.000%, 8/01/31 – BAM Insured	8/25 at 100.00	AA–	454,042
610	5.000%, 8/01/32 – BAM Insured	8/25 at 100.00	AA–	709,168
445	5.000%, 8/01/33 – BAM Insured	8/25 at 100.00	AA–	516,618
445	5.000%, 8/01/34 – BAM Insured	8/25 at 100.00	AA–	516,133
213,775	Total Connecticut			229,584,669
	Delaware – 0.2% (0.1% of Total Investments)
2,615	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, Indian River	10/20 at 100.00	Baa2	2,607,129
	Power LLC Project, Series 2010, 5.375%, 10/01/45
	Kent County, Delaware, Student Housing & Dining Facility Revenue Bonds, Collegiate
	Housing Foundation – Dover LLC Delaware State University Project, Series 2018A:
2,585	5.000%, 7/01/53	1/28 at 100.00	BB+	2,195,079
1,000	5.000%, 7/01/58	1/28 at 100.00	BB+	830,200
6,200	Total Delaware			5,632,408
	District of Columbia – 1.4% (0.9% of Total Investments)
3,780	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard	10/22 at 100.00	BB+	3,294,497
	Properties LLC Issue, Series 2013, 5.000%, 10/01/45
5,095	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	No Opt. Call	Baa1	5,262,371
	Bonds, Series 2001, 6.500%, 5/15/33
186,000	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	6/20 at 20.14	N/R	31,220,100
	Bonds, Series 2006A, 0.000%, 6/15/46
1,500	District of Columbia, Revenue Bonds, Ingleside at Rock Creek Project, Series 2017A,	7/24 at 103.00	N/R	1,292,670
	5.000%, 7/01/42
1,810	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/29 at 100.00	A2	1,826,199
	Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B,
	4.000%, 10/01/53 – AGM Insured
3,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/28 at 100.00	A	3,388,920
	Dulles Metrorail & Capital Improvement Projects, Refunding First Senior Lien Series 2019A,
	5.000%, 10/01/44
201,185	Total District of Columbia			46,284,757
	Florida – 4.7% (2.9% of Total Investments)
990	Bexley Community Development District, Pasco County, Florida, Special Assessment Revenue	5/26 at 100.00	N/R	969,289
	Bonds, Series 2016, 4.700%, 5/01/36
1,000	Capital Trust Agency, Florida, Educational Facilities Lease Revenue Bonds, Franklin	7/26 at 100.00	N/R	860,550
	Academy Projects, Series 2020, 5.000%, 12/15/50, 144A
	Capital Trust Agency, Florida, Revenue Bonds, Babcock Neighborhood School Inc., Series 2018:
1,290	6.100%, 8/15/38, 144A	8/28 at 100.00	N/R	1,193,624
1,045	6.200%, 8/15/48, 144A	8/28 at 100.00	N/R	952,016
	Capital Trust Agency, Florida, Revenue Bonds, Odyssey Charter School Project, Series 2017A:
1,065	5.375%, 7/01/37, 144A	7/27 at 100.00	Ba1	1,043,306
1,470	5.500%, 7/01/47, 144A	7/27 at 100.00	Ba1	1,404,144
4,325	Capital Trust Agency, Florida, Revenue Bonds, Provision CARES Proton Therapy Center,	6/28 at 100.00	N/R	4,402,850
	Orlando Project, Series 2018, 7.500%, 6/01/48, 144A
	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project, Series 2017A:
6,050	5.125%, 6/15/37, 144A	6/27 at 100.00	N/R	5,542,587
1,890	5.250%, 6/15/47, 144A	6/27 at 100.00	N/R	1,666,810
880	Capital Trust Agency, Florida, Revenue Bonds, Viera Charter School Project, Series	10/27 at 100.00	Ba2	814,273
	2017A, 5.000%, 10/15/37, 144A
735	Capital Trust Agency, Florida, Revenue Bonds, Viera Charter School Project, Series	10/27 at 100.00	Ba2	637,583
	2019A, 5.000%, 10/15/49, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 4,670	City of Miami Beach, Florida, Stormwater Revenue Bonds, Series 2015, 5.000%, 9/01/41	9/25 at 100.00	AA–	$ 5,385,397
1,025	Cityplace Community Development District, Florida, Special Assessment and Revenue	No Opt. Call	A	1,144,566
	Bonds, Refunding Series 2012, 5.000%, 5/01/26
1,480	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Hodges	11/23 at 100.00	BB+	1,503,384
	University, Refunding Series 2013, 6.125%, 11/01/43
	Creekside at Twin Creeks Community Development District, Florida, Special Assessment
	Bonds, Area 1 Project, Series 2016A-1:
240	5.250%, 11/01/37	11/28 at 100.00	N/R	246,149
315	5.600%, 11/01/46	11/28 at 100.00	N/R	326,872
	Davie, Florida, Educational Facilities Revenue Bonds, Nova Southeastern University
	Project, Series 2013A:
3,445	6.000%, 4/01/42	4/23 at 100.00	Baa1	3,653,629
1,720	5.625%, 4/01/43	4/23 at 100.00	Baa1	1,805,192
4,000	Davie, Florida, Water and Sewerage Revenue Bonds, Series 2011, 5.000%, 10/01/41 –	10/21 at 100.00	A1	4,213,760
	AGM Insured
	Downtown Doral Community Development District, Florida, Special Assessment Bonds,
	Series 2015:
280	5.250%, 5/01/35	5/26 at 100.00	N/R	280,854
315	5.300%, 5/01/36	5/26 at 100.00	N/R	315,961
475	5.500%, 5/01/45	5/26 at 100.00	N/R	479,731
655	5.500%, 5/01/46	5/26 at 100.00	N/R	661,524
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical
	Preparatory Incorporated Project, Series 2017A:
255	6.000%, 6/15/37, 144A	6/26 at 100.00	N/R	249,122
665	6.125%, 6/15/46, 144A	6/26 at 100.00	N/R	636,206
415	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical	6/26 at 100.00	N/R	405,434
	Preparatory Incorporated Project, Series 2018A, 6.000%, 6/15/37, 144A
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown
	Doral Charter Upper School Project, Series 2017C:
2,375	5.650%, 7/01/37, 144A	7/27 at 101.00	N/R	2,080,999
3,735	5.750%, 7/01/47, 144A	7/27 at 101.00	N/R	3,190,549
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida
	Charter Foundation Inc. Projects, Series 2016A:
1,485	6.250%, 6/15/36, 144A	6/26 at 100.00	N/R	1,563,289
2,075	4.750%, 7/15/36, 144A	7/26 at 100.00	N/R	1,804,565
4,350	6.375%, 6/15/46, 144A	6/26 at 100.00	N/R	4,563,411
1,335	5.000%, 7/15/46, 144A	7/26 at 100.00	N/R	1,110,680
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,
	Renaissance Charter School Income Projects, Series 2015A:
3,090	6.000%, 6/15/35, 144A	6/25 at 100.00	N/R	3,186,964
3,450	6.125%, 6/15/46, 144A	6/25 at 100.00	N/R	3,526,694
550	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,	6/24 at 100.00	N/R	558,624
	Renaissance Charter School, Inc. Projects, Series 2014A, 6.125%, 6/15/44
4,430	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Southwest	6/27 at 100.00	N/R	4,092,390
	Charter Foundation Inc. Projects, Series 2017A, 6.125%, 6/15/47, 144A
1,435	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special	5/26 at 100.00	N/R	1,397,360
	Assessment Bonds, South Parcel Assessment Area Project, Series 2016, 4.750%, 5/01/36
	Indian Trace Development District, Florida, Water Management Special Benefit Assessment
	Bonds, Series 2005:
1,645	5.000%, 5/01/25 – NPFG Insured	6/20 at 100.00	Baa2	1,664,279
1,830	5.000%, 5/01/27 – NPFG Insured	6/20 at 100.00	Baa2	1,849,361
600	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Refunding Series	10/22 at 100.00	A2	650,910
	2012, 5.000%, 10/01/30

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 2,215	Jacksonville, Florida, Educational Facilities Revenue Bonds, Jacksonville University	6/28 at 100.00	N/R	$ 1,704,531
	Project, Series 2018B, 5.000%, 6/01/53, 144A
1,000	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Refunding	11/21 at 100.00	A2	1,041,150
	Series 2011, 5.000%, 11/15/25
625	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Del Webb	5/27 at 100.00	N/R	633,831
	Project, Series 2017, 5.000%, 5/01/37, 144A
4,125	Martin County Health Facilities Authority, Florida, Hospital Revenue Bonds, Martin	11/24 at 100.00	N/R (13)	4,834,088
	Memorial Medical Center, Series 2015, 5.000%, 11/15/45 (Pre-refunded 11/15/24)
	Miami Dade County Industrial Development Authority, Florida, Educational Facilities
	Revenue Bonds, South Florida Autism Charter School Project, Series 2017:
1,080	5.875%, 7/01/37, 144A	7/27 at 100.00	N/R	976,579
1,920	6.000%, 7/01/47, 144A	7/27 at 100.00	N/R	1,706,899
5,965	Miami Dade County, Florida, Rickenbacker Causeway Revenue Bonds, Series 2014,	10/24 at 100.00	BBB+	6,084,300
	5.000%, 10/01/43
2,130	Miami Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Miami	7/27 at 100.00	BBB–	1,553,579
	Jewish Health System Inc. Project, Series 2017, 5.125%, 7/01/46
1,545	Miami, Florida, Special Obligation Non-Ad Valorem Revenue Bonds, Refunding Series 2011A,	2/21 at 100.00	Aa3 (13)	1,604,745
	6.000%, 2/01/31 (Pre-refunded 2/01/21) – AGM Insured
5,000	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series	7/24 at 100.00	BBB+	5,368,650
	2014A, 5.000%, 7/01/44
2,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series	10/20 at 100.00	A2 (13)	2,548,175
	2010A-1, 5.375%, 10/01/41 (Pre-refunded 10/01/20)
2,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series	10/20 at 100.00	A (13)	2,543,850
	2010B, 5.000%, 10/01/30 (Pre-refunded 10/01/20)
2,400	Miami-Dade County, Florida, Special Obligation Bonds, Refunding Subordinate Series	10/22 at 100.00	A2	2,603,040
	2012B, 5.000%, 10/01/37
6,305	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%,	10/22 at 100.00	A+ (13)	6,956,117
	10/01/42 (Pre-refunded 10/01/22)
4,785	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement	8/26 at 100.00	N/R	5,080,426
	Bonds, Development Unit 53, Series 2015, 5.350%, 8/01/35
4,270	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando	4/22 at 100.00	A2	4,424,361
	Health, Inc., Series 2012A, 5.000%, 10/01/42
	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding &
	Improvement Series 2019A-1:
1,245	5.000%, 10/01/44	10/29 at 100.00	BBB–	1,410,647
1,645	5.000%, 10/01/49	10/29 at 100.00	BBB–	1,855,363
3,345	4.000%, 10/01/54	10/29 at 100.00	BBB–	3,443,745
230	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences	6/22 at 102.00	N/R	238,648
	of Boca Raton Project, Series 2014A, 7.250%, 6/01/34
825	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 3	11/26 at 100.00	N/R	826,279
	Project, Series 2016, 5.000%, 11/01/46
	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue
	Bonds, Assessment Area 2, Series 2016:
225	4.750%, 11/01/28	11/27 at 100.00	N/R	225,191
375	5.375%, 11/01/36	11/27 at 100.00	N/R	376,028
920	South Fork III Community Development District, Florida, Special Assessment Revenue	5/27 at 100.00	N/R	938,731
	Bonds, Refunding Series 2016, 5.375%, 5/01/37
1,200	St Lucie County, Florida, Utility System Revenue Refunding Bonds, Series 1993, 5.500%,	No Opt. Call	N/R (13)	1,279,344
	10/01/21 – FGIC Insured (ETM)
4,100	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A,	5/22 at 100.00	Aa2	4,313,856
	5.000%, 11/15/33
760	Tampa, Florida, Healthcare System Revenue Bonds, Allegany Health System – St Joseph’s	6/20 at 100.00	N/R (13)	796,700
	Hospital, Series 1993, 5.125%, 12/01/23 – NPFG Insured (ETM)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 10,095	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Refunding Series	7/22 at 100.00	A2 (13)	$ 11,007,184
	2012B, 5.000%, 7/01/42 (Pre-refunded 7/01/22)
2,000	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle	10/21 at 100.00	A2 (13)	2,123,020
	Aeronautical University, Inc. Project, Refunding Series 2011, 5.000%, 10/15/29 (Pre-refunded
	10/15/21) – AGM Insured
5,000	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Stetson	6/25 at 100.00	A–	5,290,150
	University Inc. Project, Series 2015, 5.000%, 6/01/40
153,410	Total Florida			155,824,095
	Georgia – 3.2% (2.0% of Total Investments)
5,715	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe	2/28 at 100.00	BBB+	5,774,207
	Power Corporation Vogtle Project, Series 2017C, 4.125%, 11/01/45
10,955	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe	2/28 at 100.00	BBB+	11,068,494
	Power Corporation Vogtle Project, Series 2017D, 4.125%, 11/01/45
2,825	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Refunding Series	8/20 at 100.00	AA	2,844,464
	2007, 4.000%, 8/01/26
1,250	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds,	9/20 at 100.00	N/R (13)	1,271,750
	DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30 (Pre-refunded 9/01/20)
2,000	Fairburn, Georgia, General Obligation Bonds, Series 2011, 5.750%, 12/01/31 (Pre-refunded	12/21 at 100.00	A2 (13)	2,160,540
	12/01/21) – AGM Insured
10,000	Fulton County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc.	7/29 at 100.00	A1	10,098,700
	Project, Series 2019A, 4.000%, 7/01/49
15,305	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation	2/25 at 100.00	AA–	17,558,967
	Certificates, Northeast Georgia Health Services Inc., Series 2014A, 5.500%, 8/15/54
	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2018A:
6,760	3.950%, 12/01/43	6/27 at 100.00	AAA	7,090,969
5,000	4.000%, 12/01/48	6/27 at 100.00	AAA	5,231,500
1,300	Macon-Bibb County Urban Development Authority, Georgia, Revenue Bonds, Academy for	6/27 at 100.00	N/R	1,203,878
	Classical Education, Series 2017, 5.750%, 6/15/37, 144A
4,000	Marietta Development Authority, Georgia, University Facilities Revenue Bonds, Life	11/27 at 100.00	Ba3	3,527,960
	University, Inc. Project, Refunding Series 2017A, 5.000%, 11/01/47, 144A
10,825	Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds,	7/25 at 100.00	Baa3	10,985,968
	Series 2015A, 5.000%, 7/01/60
	Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds,
	Series 2019A:
8,680	5.000%, 1/01/49	7/28 at 100.00	Baa3	8,935,279
4,000	5.000%, 1/01/59	7/28 at 100.00	Baa3	4,088,200
1,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University,	10/22 at 100.00	Baa1	1,037,690
	Refunding Series 2012C, 5.250%, 10/01/27
10,090	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University,	10/25 at 100.00	Baa1	10,282,013
	Series 2015, 5.000%, 10/01/40
1,710	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South	10/21 at 100.00	AA– (13)	1,812,361
	Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41 (Pre-refunded 10/01/21)
101,415	Total Georgia			104,972,940
	Guam – 0.4% (0.2% of Total Investments)
1,500	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/39	11/25 at 100.00	BB	1,442,415
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
840	5.250%, 1/01/36	1/22 at 100.00	BB	841,176
3,200	5.125%, 1/01/42	1/22 at 100.00	BB	3,091,104
	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,
	Refunding Series 2017:
1,335	5.000%, 7/01/36	7/27 at 100.00	BBB–	1,363,569
890	5.000%, 7/01/40	7/27 at 100.00	BBB–	900,778

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Guam (continued)
$ 3,695	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/23 at 100.00	BBB–	$ 3,764,650
	2013, 5.500%, 7/01/43
235	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/26 at 100.00	BBB–	235,482
	2016, 5.000%, 1/01/46
250	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34 – AGM Insured	10/22 at 100.00	A2	258,585
11,945	Total Guam			11,897,759
	Hawaii – 0.4% (0.2% of Total Investments)
1,500	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Chaminade	1/25 at 100.00	Ba3	1,085,295
	University of Honolulu, Series 2015A, 5.000%, 1/01/45, 144A
5,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	A1	5,309,150
	Health Obligated Group, Series 2013A, 5.500%, 7/01/43
170	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	BB	172,740
	University, Series 2013A, 6.875%, 7/01/43
5,075	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Queens Health	7/25 at 100.00	A1	5,228,164
	Systems, Series 2015A, 4.000%, 7/01/40
11,745	Total Hawaii			11,795,349
	Idaho – 0.8% (0.5% of Total Investments)
	Idaho Health Facilities Authority, Revenue Bonds, Kootenai Health Project, Series 2014:
3,300	4.375%, 7/01/34, 144A	7/24 at 100.00	A	3,467,640
12,495	4.750%, 7/01/44, 144A	7/24 at 100.00	A	13,049,403
1,250	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project,	9/26 at 100.00	BB+	1,333,050
	Refunding Series 2016, 5.000%, 9/01/37
8,730	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project,	3/22 at 100.00	A–	8,952,441
	Series 2012A, 5.000%, 3/01/47
1,000	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project,	3/24 at 100.00	A–	1,031,010
	Series 2014A, 4.125%, 3/01/37
26,775	Total Idaho			27,833,544
	Illinois – 25.5% (15.7% of Total Investments)
675	Bolingbrook, Illinois, General Obligation Bonds, Refunding Series 2013A, 5.000%, 1/01/25	7/23 at 100.00	A2	750,364
67,135	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A	69,519,635
	Series 2016, 6.000%, 4/01/46
1,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A	948,960
	Series 2017, 5.000%, 4/01/46
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues
	Series 2011A:
6,210	5.500%, 12/01/39	12/21 at 100.00	B1	6,136,908
1,865	5.000%, 12/01/41	12/21 at 100.00	B1	1,758,844
5,205	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues	12/22 at 100.00	B1	4,881,145
	Series 2012A, 5.000%, 12/01/42
8,400	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB–	9,276,036
	Refunding Series 2017B, 7.000%, 12/01/42, 144A
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,
	Refunding Series 2017H:
5,835	5.000%, 12/01/36	12/27 at 100.00	BB–	5,665,085
4,940	5.000%, 12/01/46	12/27 at 100.00	BB–	4,548,456
6,055	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/28 at 100.00	BB–	5,575,081
	Refunding Series 2018D, 5.000%, 12/01/46
38,905	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/25 at 100.00	BB–	41,934,921
	Series 2016A, 7.000%, 12/01/44

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 14,805	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/26 at 100.00	BB–	$ 15,701,295
	Series 2016B, 6.500%, 12/01/46
19,585	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB–	21,519,802
	Series 2017A, 7.000%, 12/01/46, 144A
1,345	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated	No Opt. Call	BB–	896,039
	Tax Revenues, Series 1998B-1, 0.000%, 12/01/30 – NPFG Insured
2,235	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Federal	6/21 at 100.00	A2	2,304,173
	Transit Administration Section 5307 Urbanized Area Formula Funds, Refunding Series 2011,
	5.250%, 6/01/26 – AGM Insured
1,100	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011,	12/21 at 100.00	A3	1,154,516
	5.250%, 12/01/40
12,215	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2014,	12/24 at 100.00	AA	13,202,216
	5.250%, 12/01/49
7,700	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third	6/20 at 100.00	A2	7,723,870
	Lien Refunding Series 2010C, 5.250%, 1/01/35 – AGC Insured
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
1,500	0.000%, 1/01/31 – NPFG Insured	No Opt. Call	BBB–	934,020
32,670	0.000%, 1/01/32 – FGIC Insured	No Opt. Call	BBB–	19,292,288
12,360	0.000%, 1/01/37 – FGIC Insured	No Opt. Call	BBB–	5,520,470
2,500	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A,	1/24 at 100.00	Ba1	2,504,150
	5.250%, 1/01/33
17,605	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A,	1/27 at 100.00	BBB–	18,327,333
	6.000%, 1/01/38
1,000	Chicago, Illinois, General Obligation Bonds, Project Series 2011A, 5.250%, 1/01/35	1/21 at 100.00	Ba1	994,180
10,200	Chicago, Illinois, General Obligation Bonds, Project Series 2012A, 5.000%, 1/01/33	1/22 at 100.00	Ba1	10,198,980
2,605	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C, 5.000%, 1/01/38	1/26 at 100.00	BBB–	2,522,500
3,000	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Second Lien Series 2008C,	1/25 at 100.00	A	3,258,210
	5.000%, 1/01/39
10,000	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago	12/23 at 100.00	BBB	9,988,000
	City Colleges, Series 2013, 5.250%, 12/01/43
	DeKalb, Kane, LaSalle, Lee, Ogle, Winnebago and Boone Counties Community College
	District 523, Illinois, General Obligation Bonds, Kishwaukee Community College, Series 2011B:
2,500	0.000%, 2/01/33 (Pre-refunded 2/01/21)	2/21 at 44.26	AA– (13)	1,099,675
2,000	0.000%, 2/01/34 (Pre-refunded 2/01/21)	2/21 at 41.04	AA– (13)	815,800
	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural
	History, Series 2002RMKT:
2,500	4.450%, 11/01/36	11/25 at 102.00	A2	2,716,800
3,400	5.500%, 11/01/36	11/23 at 100.00	A	3,797,528
3,075	Illinois Educational Facilities Authority, Revenue Bonds, Robert Morris College, Series	6/20 at 100.00	Baa2	3,081,581
	2000, 5.800%, 6/01/30 – NPFG Insured
	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools
	Belmont School Project, Series 2015A:
1,700	5.750%, 12/01/35, 144A	12/25 at 100.00	N/R	1,715,215
115	6.000%, 12/01/45, 144A	12/25 at 100.00	N/R	116,950
6,500	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International	10/20 at 100.00	B1	6,456,970
	Corporation Project, Series 2010, 6.750%, 10/15/40
	Illinois Finance Authority, Revenue Bonds, Ascension Health/fka Presence Health Network,
	Series 2016C:
80	4.000%, 2/15/41 (Pre-refunded 2/15/27)	2/27 at 100.00	N/R (13)	94,601
1,755	4.000%, 2/15/41 (Pre-refunded 2/15/27)	2/27 at 100.00	N/R (13)	2,075,305
37,840	4.000%, 2/15/41	2/27 at 100.00	Aa2	39,240,458
6,750	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012,	9/22 at 100.00	AA+	7,191,990
	5.000%, 9/01/38

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
$ 1,485	5.000%, 9/01/34	9/24 at 100.00	AA+	$ 1,633,426
19,025	5.000%, 9/01/42	9/24 at 100.00	AA+	20,651,828
1,750	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013, 4.250%,	5/22 at 100.00	A1 (13)	1,857,835
	5/15/43 (Pre-refunded 5/15/22)
4,000	Illinois Finance Authority, Revenue Bonds, Lutheran Home and Services, Series 2019A,	11/26 at 103.00	N/R	3,396,480
	5.000%, 11/01/49
15,805	Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016,	6/26 at 100.00	A3	17,058,336
	5.000%, 12/01/46
1,630	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial HealthCare, Series	8/22 at 100.00	Aa2	1,717,678
	2013, 5.000%, 8/15/37
1,435	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series	7/23 at 100.00	A–	1,563,892
	2013A, 6.000%, 7/01/43
	Illinois Finance Authority, Revenue Bonds, Rosalind Franklin University Research
	Building Project, Series 2017C:
1,000	5.000%, 8/01/42	8/27 at 100.00	BBB+	1,006,190
1,000	5.000%, 8/01/46	8/27 at 100.00	BBB+	1,000,820
1,000	5.000%, 8/01/47	8/27 at 100.00	BBB+	1,000,060
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,
	Refunding Series 2015C:
560	5.000%, 8/15/35	8/25 at 100.00	Baa1	602,851
6,140	5.000%, 8/15/44	8/25 at 100.00	Baa1	6,446,079
8,960	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%,	8/21 at 100.00	A2	9,377,805
	8/15/41 – AGM Insured
	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center,
	Series 2011C:
1,150	5.500%, 8/15/41 (Pre-refunded 2/15/21)	2/21 at 100.00	AA– (13)	1,192,700
4,500	5.500%, 8/15/41 (Pre-refunded 2/15/21) (UB) (5)	2/21 at 100.00	AA– (13)	4,667,085
20,000	Illinois Finance Authority, Revenue Bonds, University of Chicago, Refunding Series	10/25 at 100.00	AA–	22,317,200
	2015A, 5.000%, 10/01/46 (UB) (5)
19,975	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A,	10/21 at 100.00	AA–	20,850,304
	5.000%, 10/01/51
3,665	Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding Series 2014,	6/24 at 100.00	BB+	3,896,591
	5.250%, 6/15/31 – AGM Insured
11,800	Illinois State, General Obligation Bonds, December Series 2017A, 5.000%, 12/01/38	12/27 at 100.00	BBB–	10,988,396
	Illinois State, General Obligation Bonds, February Series 2014:
3,200	5.250%, 2/01/32	2/24 at 100.00	BBB–	3,077,664
2,000	5.250%, 2/01/33	2/24 at 100.00	BBB–	1,910,360
1,575	5.250%, 2/01/34	2/24 at 100.00	BBB–	1,500,739
7,500	5.000%, 2/01/39	2/24 at 100.00	BBB–	6,981,225
5,000	Illinois State, General Obligation Bonds, June Series 2016, 4.000%, 6/01/35	6/26 at 100.00	BBB–	4,426,150
	Illinois State, General Obligation Bonds, May Series 2014:
510	5.000%, 5/01/36	5/24 at 100.00	BBB–	477,947
3,245	5.000%, 5/01/39	5/24 at 100.00	BBB–	3,019,116
13,200	Illinois State, General Obligation Bonds, November Series 2016, 5.000%, 11/01/41	11/26 at 100.00	BBB–	12,217,128
31,050	Illinois State, General Obligation Bonds, November Series 2017C, 5.000%, 11/01/29	11/27 at 100.00	BBB–	29,913,570
2,040	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/27	No Opt. Call	BBB–	1,978,841
5,000	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/29	2/27 at 100.00	BBB–	4,827,900
2,625	Illinois State, General Obligation Bonds, Refunding Series 2010, 5.000%, 1/01/24	6/20 at 100.00	BBB–	2,609,093
	Illinois State, General Obligation Bonds, Refunding Series 2012:
3,425	5.000%, 8/01/23	No Opt. Call	BBB–	3,409,211
1,190	5.000%, 8/01/25	8/22 at 100.00	BBB–	1,172,150

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois State, General Obligation Bonds, Series 2013:
$ 2,000	5.250%, 7/01/31	7/23 at 100.00	BBB–	$ 1,926,280
4,140	5.500%, 7/01/38	7/23 at 100.00	BBB–	4,001,351
5,000	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A,	1/23 at 100.00	A1	5,364,000
	5.000%, 1/01/35
18,920	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015A,	7/25 at 100.00	A1	21,170,345
	5.000%, 1/01/40
10,000	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2019A,	7/29 at 100.00	A1	11,691,500
	5.000%, 1/01/44
1,395	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust	1/23 at 100.00	A1	1,780,718
	2015-XF0051, 17.176%, 1/01/38, 144A (IF)
7,400	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Alternate	1/21 at 100.00	A2	7,591,364
	Revenue Source Series 2011A, 5.250%, 1/01/37 – AGM Insured
17,500	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	6/22 at 100.00	BB+	15,910,650
	Bonds, Refunding Series 2012B, 5.000%, 6/15/52
540	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/25 at 100.00	BB+	490,957
	Bonds, Refunding Series 2015B, 5.000%, 6/15/52
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project
	Bonds, Refunding Series 2020A:
12,325	4.000%, 6/15/50	12/29 at 100.00	BB+	10,369,269
13,860	5.000%, 6/15/50	12/29 at 100.00	BB+	12,668,594
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project
	Bonds, Series 2015A:
2,890	0.000%, 12/15/52	No Opt. Call	BB+	426,015
5,185	5.000%, 6/15/53	12/25 at 100.00	BB+	4,701,706
5,700	5.500%, 6/15/53	12/25 at 100.00	BB+	5,594,721
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project
	Refunding Bonds, Series 2010A:
3,650	5.500%, 6/15/50 (Pre-refunded 6/15/20)	6/20 at 100.00	BB+ (13)	3,668,651
11,365	5.500%, 6/15/50	6/20 at 100.00	Ba1	11,418,415
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Capital Appreciation Refunding Series 2010B-1:
25,000	0.000%, 6/15/44 – AGM Insured	No Opt. Call	BB+	8,448,500
43,200	0.000%, 6/15/45 – AGM Insured	No Opt. Call	BB+	13,854,240
10,000	0.000%, 6/15/46 – AGM Insured	No Opt. Call	BB+	3,049,400
41,205	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	6/20 at 100.00	BB+	41,375,177
	Expansion Project, Refunding Series 2010B-2, 5.000%, 6/15/50
8,750	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	No Opt. Call	BBB	6,585,687
	Expansion Project, Series 1994B, 0.000%, 6/15/28 – NPFG Insured
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Series 2002A:
18,085	0.000%, 12/15/24 – NPFG Insured	No Opt. Call	BB+	15,711,525
20,045	0.000%, 12/15/35 – AGM Insured	No Opt. Call	BB+	10,718,061
465	Morton Grove, Illinois, Tax Increment Revenue Bonds, Sawmill Station Redevelopment	1/26 at 100.00	N/R	387,982
	Project, Senior Lien Series 2019, 5.000%, 1/01/39
1,846	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project,	3/24 at 100.00	AA	2,022,791
	Refunding Series 2014, 5.000%, 3/01/34 – AGM Insured
2,600	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	A2	3,417,362
	Illinois, General Obligation Bonds, Series 2000A, 6.500%, 7/01/30 – NPFG Insured
3,900	Rosemont Village, Illinois, General Obligation Bonds, Corporate Purpose Series 2011A,	12/20 at 100.00	A2 (13)	4,011,969
	5.600%, 12/01/35 (Pre-refunded 12/01/20) – AGM Insured
7,025	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial	11/23 at 100.00	N/R (13)	8,607,241
	Group, Inc., Series 2013, 7.625%, 11/01/48 (Pre-refunded 11/01/23)

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 4,000	Southwestern Illinois Development Authority, School Revenue Bonds, Triad School District 2,	No Opt. Call	Baa2	$ 3,595,400
	Madison County, Illinois, Series 2006, 0.000%, 10/01/25 – NPFG Insured
12,125	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015, 5.000%,	3/25 at 100.00	A2	13,691,429
	3/01/40 – AGM Insured
	Will County Community Unit School District 201U, Crete-Monee, Illinois, General
	Obligation Bonds, Capital Appreciation Series 2004:
780	0.000%, 11/01/22 – NPFG Insured (ETM)	No Opt. Call	Baa2 (13)	760,289
2,550	0.000%, 11/01/22 – NPFG Insured	No Opt. Call	Baa2	2,456,109
6,415	Will County School District 122, New Lenox, Illinois, General Obligation Bonds, Capital	No Opt. Call	Aa3	5,938,622
	Appreciation School Series 2004D, 0.000%, 11/01/24 – AGM Insured
	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois,
	General Obligation Bonds, Series 2011:
930	7.000%, 12/01/21 – AGM Insured	12/20 at 100.00	A2	959,267
1,035	7.000%, 12/01/22 – AGM Insured	12/20 at 100.00	A2	1,069,652
1,155	7.000%, 12/01/23 – AGM Insured	12/20 at 100.00	A2	1,193,531
1,065	7.000%, 12/01/26 – AGM Insured	12/20 at 100.00	A2	1,100,528
2,085	7.250%, 12/01/29 (Pre-refunded 12/01/20) – AGM Insured	12/20 at 100.00	A2 (13)	2,162,604
2,295	7.250%, 12/01/30 (Pre-refunded 12/01/20) – AGM Insured	12/20 at 100.00	A2 (13)	2,380,420
911,731	Total Illinois			836,459,322
	Indiana – 3.2% (2.0% of Total Investments)
	Allen County, Indiana, Economic Development Revenue Bonds, Fort Wayne Project, Senior
	Series 2017A-1:
500	6.625%, 1/15/34, 144A	1/24 at 104.00	N/R	478,925
675	6.750%, 1/15/43, 144A	1/24 at 104.00	N/R	627,703
1,605	Chesterton, Indiana, Economic Development Revenue Bonds, Storypoint Chesterton Project,	1/24 at 104.00	N/R	1,404,872
	Series 2016, 6.250%, 1/15/43, 144A
2,640	Crown Point Multi-School Building Corporation, Indiana, First Mortgage Bonds, Crown	No Opt. Call	Baa2	2,505,624
	Point Community School Corporation, Series 2000, 0.000%, 1/15/24 – NPFG Insured
12,045	Indiana Finance Authority, Educational Facilities Revenue Bonds, Valparaiso University	10/24 at 100.00	Baa1	12,361,904
	Project, Series 2014, 5.000%, 10/01/44
365	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel	6/20 at 100.00	Caa2	325,803
	Corporation Project, Refunding Series 2010, 6.000%, 12/01/26
10,290	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project,	5/23 at 100.00	A	10,747,802
	Series 2012A, 5.000%, 5/01/42
10,000	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation	12/29 at 100.00	AA	10,765,700
	Group, Fixed Rate Series 2019A, 4.000%, 12/01/49
5,000	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series	12/20 at 100.00	AA– (13)	5,124,900
	2010B, 5.000%, 12/01/37 (Pre-refunded 12/01/20)
13,880	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/21 at 100.00	A1	14,493,635
	Series 2011B, 5.000%, 10/01/41
17,970	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/24 at 100.00	A+	20,163,598
	Series 2014A, 5.000%, 10/01/44
	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E:
10,000	0.000%, 2/01/26 – AMBAC Insured	No Opt. Call	AA–	9,062,000
20,000	0.000%, 2/01/28 – AMBAC Insured	No Opt. Call	AA–	17,278,000
104,970	Total Indiana			105,340,466
	Iowa – 3.2% (2.0% of Total Investments)
10,000	Iowa Finance Authority, Health Facilities Revenue Bonds, UnityPoint Health Project,	2/23 at 100.00	A1	10,519,200
	Series 2013A, 5.250%, 2/15/44
10,690	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/23 at 100.00	B	10,720,573
	Company Project, Series 2013, 5.250%, 12/01/25

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Iowa (continued)
$ 18,290	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	5/20 at 104.00	B	$ 18,591,785
	Company Project, Series 2016, 5.875%, 12/01/27, 144A
21,280	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/22 at 105.00	BB–	20,848,654
	Company Project, Series 2018B, 5.250%, 12/01/50 (Mandatory Put 12/01/37)
5,700	Iowa Finance Authority, Senior Housing Revenue Bonds, PHS Council Bluffs, Inc. Project,	8/23 at 102.00	N/R	5,090,841
	Series 2018, 5.250%, 8/01/55
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
8,285	5.375%, 6/01/38	6/20 at 100.00	B–	8,361,968
2,200	5.500%, 6/01/42	6/20 at 100.00	B–	2,220,438
21,420	5.625%, 6/01/46	6/20 at 100.00	B–	21,618,992
8,400	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B,	6/20 at 100.00	B–	8,478,036
	5.600%, 6/01/34
106,265	Total Iowa			106,450,487
	Kansas – 0.3% (0.2% of Total Investments)
1,000	Lenexa, Kansas, Health Care Facilities Revenue Bonds, Lakeview Village Inc., Series	5/27 at 100.00	BB+	1,006,460
	2017A, 5.000%, 5/15/43
	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation
	Bonds, Vacation Village Project Area 1 and 2A, Series 2015:
4,365	5.000%, 9/01/27	9/25 at 100.00	N/R	3,959,710
2,380	5.750%, 9/01/32	9/25 at 100.00	N/R	1,986,181
2,575	6.000%, 9/01/35	9/25 at 100.00	N/R	2,128,341
10,320	Total Kansas			9,080,692
	Kentucky – 2.1% (1.3% of Total Investments)
4,565	Christian County, Kentucky, Hospital Revenue Bonds, Jennie Stuart Medical Center, Series	2/26 at 100.00	BB+	4,810,460
	2016, 5.500%, 2/01/44
5,150	Kentucky Bond Development Corporation, Tax Increment Revenue Bonds, Summit Lexington	No Opt. Call	N/R	4,831,833
	Project, Series 2016A, 4.400%, 10/01/24
10,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro	6/27 at 100.00	BB+	10,740,300
	Health, Refunding Series 2017A, 5.000%, 6/01/37
5,240	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro	6/20 at 100.00	BB+ (13)	5,260,436
	Medical Health System, Series 2010A, 6.000%, 6/01/30 (Pre-refunded 6/01/20)
6,015	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro	6/20 at 100.00	BB+ (13)	6,040,143
	Medical Health System, Series 2010B, 6.375%, 3/01/40 (Pre-refunded 6/01/20)
	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky
	Information Highway Project, Senior Series 2015A:
4,345	5.000%, 7/01/37	7/25 at 100.00	Baa2	4,352,777
17,615	5.000%, 1/01/45	7/25 at 100.00	Baa2	16,778,816
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds,
	Downtown Crossing Project, Convertible Capital Appreciation Series 2013C:
4,360	0.000%, 7/01/43 (7)	7/31 at 100.00	Baa3	4,081,745
8,510	0.000%, 7/01/46 (7)	7/31 at 100.00	Baa3	7,979,742
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds,
	Downtown Crossing Project, Series 2013A:
2,390	5.750%, 7/01/49	7/23 at 100.00	Baa3	2,431,825
480	6.000%, 7/01/53	7/23 at 100.00	Baa3	491,294
68,670	Total Kentucky			67,799,371
	Louisiana – 1.3% (0.8% of Total Investments)
2,875	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala	7/23 at 100.00	N/R	2,915,911
	Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36
4,330	Jefferson Parish Hospital District1, Louisiana, Hospital Revenue Bonds, West Jefferson	1/21 at 100.00	A2 (13)	4,478,649
	Medical Center, Refunding Series 2011A, 6.000%, 1/01/39 (Pre-refunded 1/01/21) –
	AGM Insured

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
$ 5,000	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, Ragin’ Cajun	10/20 at 100.00	AA (13)	$ 5,098,900
	Facilities Inc. Housing & Parking Project, Series 2010, 5.500%, 10/01/41 (Pre-refunded
	10/01/20) – AGM Insured
	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries
	of Our Lady Health System, Series 1998A:
135	5.750%, 7/01/25 (ETM) (UB)	No Opt. Call	A2 (13)	167,083
9,865	5.750%, 7/01/25 (UB)	No Opt. Call	A2	10,859,885
11,000	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project,	10/33 at 100.00	BBB	9,696,170
	Refunding Series 2017, 0.000%, 10/01/46 (7)
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,
	Series 2015:
1,000	4.250%, 5/15/40	5/25 at 100.00	A3	1,041,260
6,970	5.000%, 5/15/47	5/25 at 100.00	A3	7,399,770
1,000	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014,	6/24 at 100.00	BBB+	1,082,380
	4.250%, 6/01/34
42,175	Total Louisiana			42,740,008
	Maine – 1.1% (0.7% of Total Investments)
7,530	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine	7/23 at 100.00	Ba1	7,715,765
	Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/43
	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine
	Medical Center Obligated Group Issue, Series 2016A:
5,450	4.000%, 7/01/41	7/26 at 100.00	Ba1	5,375,008
10,215	4.000%, 7/01/46	7/26 at 100.00	Ba1	9,770,137
1,050	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General	7/21 at 100.00	Ba3	1,081,720
	Medical Center, Series 2011, 6.750%, 7/01/41
10,000	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Mainehealth	7/24 at 100.00	A+	10,764,400
	Issue, Series 2015, 5.000%, 7/01/39
34,245	Total Maine			34,707,030
	Maryland – 1.4% (0.9% of Total Investments)
	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
2,430	5.000%, 9/01/33	9/27 at 100.00	BB	2,103,189
1,550	5.000%, 9/01/39	9/27 at 100.00	BB	1,341,603
2,000	5.000%, 9/01/46	9/27 at 100.00	BB	1,731,660
1,000	Howard County, Maryland, Special Obligation Bonds, Downtown Columbia Project, Series	2/26 at 100.00	N/R	911,860
	2017A, 4.375%, 2/15/39, 144A
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist	1/22 at 100.00	Baa3	2,628,325
	Healthcare, Series 2011A, 6.000%, 1/01/26
13,315	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist	1/27 at 100.00	Baa3	13,824,698
	Healthcare, Series 2016A, 5.500%, 1/01/46
10,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge	7/25 at 100.00	A+	10,776,600
	Health System, Series 2015, 5.000%, 7/01/47
1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula	7/24 at 100.00	A3	1,585,515
	Regional Medical Center Issue, Refunding Series 2015, 5.000%, 7/01/45
3,010	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University	7/22 at 100.00	A–	3,105,688
	of Maryland Medical System Issue, Series 2013A, 5.000%, 7/01/43
	Prince George’s County Revenue Authority, Maryland, Special Obligation Bonds,
	Suitland-Naylor Road Project, Series 2016:
2,000	4.750%, 7/01/36, 144A	1/26 at 100.00	N/R	1,861,520
2,300	5.000%, 7/01/46, 144A	1/26 at 100.00	N/R	2,121,083
	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Series 2017B:
1,335	4.250%, 11/01/37	11/24 at 103.00	BB–	1,115,940
1,250	4.500%, 11/01/43	11/24 at 103.00	BB–	1,024,938
2,650	5.000%, 11/01/47	11/24 at 103.00	BB–	2,360,381
46,840	Total Maryland			46,493,000

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts – 2.9% (1.8% of Total Investments)
	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue,
	Series 2014A:
$ 2,245	5.250%, 7/01/34	7/24 at 100.00	BB	$ 2,416,091
6,195	5.500%, 7/01/44	7/24 at 100.00	BB	6,561,806
	Massachusetts Development Finance Agency Revenue Refunding Bonds, NewBridge on the
	Charles, Inc. Issue, Series 2017:
8,200	4.125%, 10/01/42, 144A	10/22 at 105.00	BB+	6,897,266
3,000	5.000%, 10/01/57, 144A	10/22 at 105.00	BB+	2,719,140
10,000	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series	7/28 at 100.00	A3	10,825,300
	2018J-2, 5.000%, 7/01/53
	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015:
4,020	4.500%, 1/01/45	1/25 at 100.00	Baa2	4,027,678
2,950	5.000%, 1/01/45	1/25 at 100.00	Baa2	3,048,383
4,035	Massachusetts Development Finance Agency, Revenue Bonds, Emmanuel College, Series 2016A,	10/26 at 100.00	Baa2	3,670,559
	4.000%, 10/01/46
16,280	Massachusetts Development Finance Agency, Revenue Bonds, Massachusetts Institute of	No Opt. Call	AAA	26,128,586
	Technology, Series 2020P, 5.000%, 7/01/50
6,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation,	No Opt. Call	AA–	8,714,220
	Series 2002A, 5.750%, 1/01/42 – AMBAC Insured
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts	7/20 at 100.00	N/R (13)	1,007,390
	Eye and Ear Infirmary, Series 2010C, 5.375%, 7/01/35 (Pre-refunded 7/01/20)
7,405	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts	No Opt. Call	AAA	10,326,939
	Institute of Technology, Series 2002K, 5.500%, 7/01/32 (UB) (5)
2,800	Massachusetts Housing Finance Agency, Housing Bonds, Series 2014D, 3.875%, 12/01/39	6/24 at 100.00	AA–	2,899,876
4,560	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior	5/23 at 100.00	Aa2	4,978,973
	Series 2013A, 5.000%, 5/15/43
425	Massachusetts Water Pollution Abatement Trust, Revenue Bonds, MWRA Loan Program,	6/20 at 100.00	AAA	426,492
	Subordinate Series 1999A, 5.750%, 8/01/29
1,245	Springfield Water and Sewer Commission, Massachusetts, General Revenue Bonds, Refunding	11/20 at 100.00	A3 (13)	1,274,033
	Series 2010B, 5.000%, 11/15/30 (Pre-refunded 11/15/20) – AGC Insured
80,360	Total Massachusetts			95,922,732
	Michigan – 2.4% (1.5% of Total Investments)
5,490	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and	No Opt. Call	AA	6,783,828
	Site Improvement Bonds, Series 2001A, 6.000%, 5/01/29 – AGM Insured (UB)
3,665	Detroit Downtown Development Authority, Michigan, Tax Increment Revenue Bonds, Catalyst	7/24 at 100.00	AA	4,037,474
	Development Project, Series 2018A, 5.000%, 7/01/48 – AGM Insured
2,985	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	A1	3,169,801
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39
	Michigan Finance Authority, Hospital Revenue Bonds, Sparrow Obligated Group, Refunding
	Series 2015:
4,495	4.000%, 11/15/35	5/25 at 100.00	A2	4,667,473
2,550	4.000%, 11/15/36	5/25 at 100.00	A2	2,641,494
	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group,
	Refunding Series 2016MI:
145	5.000%, 12/01/45 (Pre-refunded 6/01/26) (UB) (5)	6/26 at 100.00	N/R (13)	177,760
9,855	5.000%, 12/01/45 (UB)	6/26 at 100.00	AA–	10,873,613
	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011MI:
10	5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (13)	10,677
3,240	5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	AA– (13)	3,459,413
4,000	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A, 5.000%, 1/01/43	1/22 at 100.00	BBB+	4,177,160

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-II-A:
$ 2,750	5.375%, 10/15/36	10/21 at 100.00	AA–	$ 2,912,360
8,260	5.375%, 10/15/41	10/21 at 100.00	AA–	8,784,593
13,855	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group,	6/22 at 100.00	AA– (13)	15,058,999
	Series 2009C, 5.000%, 12/01/48 (Pre-refunded 6/01/22)
3,050	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue	5/20 at 100.00	B2	3,063,268
	Bonds, Series 2008A, 6.875%, 6/01/42
	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne
	County Airport, Series 2015D:
3,550	5.000%, 12/01/40	12/25 at 100.00	A	3,919,200
3,600	5.000%, 12/01/45	12/25 at 100.00	A	3,945,312
71,500	Total Michigan			77,682,425
	Minnesota – 1.7% (1.0% of Total Investments)
	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory
	Academy, Refunding Series 2016A:
155	4.000%, 8/01/36	8/26 at 100.00	BB+	140,951
440	4.000%, 8/01/41	8/26 at 100.00	BB+	381,757
2,000	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Prairie Seeds Academy	3/25 at 100.00	BB–	1,834,840
	Project, Refunding Series 2015A, 5.000%, 3/01/34
1,720	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project,	7/25 at 100.00	BB+	1,770,362
	Series 2015A, 5.500%, 7/01/50
	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds,
	Essentia Health Obligated Group, Series 2018A:
9,560	4.250%, 2/15/43	2/28 at 100.00	A–	9,647,856
27,325	4.250%, 2/15/48	2/28 at 100.00	A–	27,431,294
1,410	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Hiawatha Academies Project,	7/24 at 102.00	N/R	1,303,616
	Series 2016A, 5.000%, 7/01/47
1,000	Minneapolis-Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care	8/20 at 100.00	A2 (13)	1,011,000
	Revenue Bonds, Children’s Health Care, Series 2004A-1 Remarketed, 4.625%, 8/15/29
	(Pre-refunded 8/15/20) – AGM Insured
	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project,
	Series 2016A:
405	5.000%, 4/01/36	4/26 at 100.00	N/R	275,400
605	5.000%, 4/01/46	4/26 at 100.00	N/R	411,400
2,500	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue	7/25 at 100.00	A	2,594,800
	Bonds, HealthPartners Obligated Group, Refunding Series 2015A, 4.000%, 7/01/35
160	Saint Paul Housing and Redevelopment Authority, Minnesota, Multifamily Housing Revenue	4/23 at 100.00	N/R	161,027
	Bonds, 2700 University at Westgate Station, Series 2015B, 4.250%, 4/01/25
	St Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds,
	HealthEast Inc., Series 2015A:
900	5.250%, 11/15/35 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R (13)	920,961
2,785	5.000%, 11/15/40 (Pre-refunded 11/15/25)	11/25 at 100.00	N/R (13)	3,381,241
3,190	5.000%, 11/15/44 (Pre-refunded 11/15/25)	11/25 at 100.00	N/R (13)	3,872,947
54,155	Total Minnesota			55,139,452
	Mississippi – 0.2% (0.1% of Total Investments)
5,445	Mississippi Development Bank, Special Obligation Bonds, Gulfport Water and Sewer System	No Opt. Call	A2	6,067,581
	Project, Series 2005, 5.250%, 7/01/24 – AGM Insured
	Missouri – 2.4% (1.5% of Total Investments)
2,960	Chesterfield Valley Transportation Development District, Missouri, Transportation Sales	5/23 at 100.00	A–	3,043,975
	Tax Revenue Bonds, Series 2015, 3.625%, 5/15/31

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri (continued)
	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward
	Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016:
$ 400	5.000%, 4/01/36, 144A	4/26 at 100.00	N/R	$ 359,340
1,520	5.000%, 4/01/46, 144A	4/26 at 100.00	N/R	1,279,338
15,000	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series	No Opt. Call	A1	12,675,300
	2004B-1, 0.000%, 4/15/28 – AMBAC Insured
4,345	Kirkwood Industrial Development Authority, Missouri, Retirement Community Revenue Bonds,	5/27 at 100.00	BB	3,769,722
	Aberdeen Heights Project, Refunding Series 2017A, 5.250%, 5/15/50
	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty
	Commons Project, Series 2015A:
1,575	5.750%, 6/01/35, 144A	6/25 at 100.00	N/R	1,378,723
1,055	6.000%, 6/01/46, 144A	6/25 at 100.00	N/R	901,434
2,460	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	5/23 at 100.00	BBB	2,544,083
	Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43
	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue
	Bonds, Saint Louis College of Pharmacy, Series 2015B:
1,410	5.000%, 5/01/40	11/23 at 100.00	BBB	1,436,184
2,000	5.000%, 5/01/45	11/23 at 100.00	BBB	2,027,400
7,040	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/23 at 100.00	A2	7,373,344
	CoxHealth, Series 2013A, 5.000%, 11/15/48
2,250	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	2/22 at 100.00	A1	2,319,660
	Heartland Regional Medical Center, Series 2012, 5.000%, 2/15/43
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,
	Mosaic Health System, Series 2019A:
6,330	4.000%, 2/15/44	2/29 at 100.00	A1	6,626,181
13,545	4.000%, 2/15/49	2/29 at 100.00	A1	14,087,884
1,010	Plaza at Noah’s Ark Community Improvement District, Saint Charles, Missouri, Tax	5/21 at 100.00	N/R	1,015,302
	Increment and Improvement District Revenue Bonds, Series 2015, 5.000%, 5/01/30
405	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship	9/23 at 100.00	BB+	406,717
	Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43
	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint
	Andrew’s Resources for Seniors, Series 2015A:
1,550	5.000%, 12/01/35	12/25 at 100.00	N/R	1,385,793
455	5.125%, 12/01/45	12/25 at 100.00	N/R	384,439
4,125	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International Airport,	No Opt. Call	A	5,059,684
	Series 2005, 5.500%, 7/01/29 – NPFG Insured
15,350	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley	No Opt. Call	N/R	10,888,062
	Park Projects, Series 2000A, 0.000%, 6/01/30 – AMBAC Insured
84,785	Total Missouri			78,962,565
	Montana – 0.1% (0.1% of Total Investments)
	Kalispell, Montana, Housing and Healthcare Facilities Revenue Bonds, Immanuel Lutheran
	Corporation, Series 2017A:
1,175	5.250%, 5/15/37	5/25 at 102.00	N/R	1,085,300
375	5.250%, 5/15/47	5/25 at 102.00	N/R	328,564
3,000	Montana Facility Finance Authority, Hospital Revenue Bonds, Benefits Health System	1/21 at 100.00	A2 (13)	3,098,910
	Obligated Group, Series 2011A, 5.750%, 1/01/31 (Pre-refunded 1/01/21) – AGM Insured
4,550	Total Montana			4,512,774
	Nebraska – 1.2% (0.7% of Total Investments)
10,665	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Refunding	No Opt. Call	BBB+	13,200,604
	Crossover Series 2017A, 5.000%, 9/01/42
4,435	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012,	9/22 at 100.00	BBB+	4,705,491
	5.000%, 9/01/32

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nebraska (continued)
$ 1,330	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Nebraska	11/25 at 100.00	A	$ 1,427,675
	Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45
	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska
	Methodist Health System, Refunding Series 2015:
2,090	4.125%, 11/01/36	11/25 at 100.00	A	2,163,234
2,325	5.000%, 11/01/48	11/25 at 100.00	A	2,490,703
4,010	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds,	11/21 at 100.00	A (13)	4,258,018
	Great Plains Regional Medical Center Project, Series 2012, 5.000%, 11/01/42
	(Pre-refunded 11/01/21)
3,980	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series	9/27 at 100.00	AA+	4,188,671
	2018C, 3.750%, 9/01/38
6,800	Scotts Bluff County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Regional	2/27 at 100.00	BB+	7,351,208
	West Medical Center Project, Refunding & Improvement Series 2016A, 5.250%, 2/01/37
35,635	Total Nebraska			39,785,604
	Nevada – 0.9% (0.6% of Total Investments)
410	Director of the State of Nevada Department of Business and Industry, Charter School	12/25 at 100.00	BB	383,559
	Lease Revenue Bonds, Somerset Academy, Series 2018A, 5.000%, 12/15/38, 144A
23,605	Las Vegas Convention and Visitors Authority, Nevada, Convention Center Expansion Revenue	7/28 at 100.00	A+	20,877,914
	Bonds, Series 2018B, 4.000%, 7/01/49
3,150	Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Refunding Series	7/27 at 100.00	A+	3,015,716
	2017B, 4.000%, 7/01/36
1,000	Las Vegas, Nevada, Sales Tax Increment Revenue Bonds, Symphony Park Tourism Improvement	6/21 at 100.00	N/R	868,610
	District, Series 2016, 4.375%, 6/15/35, 144A
500	Nevada State Director of the Department of Business and Industry, Charter School Revenue	7/25 at 100.00	BB+	475,585
	Bonds, Doral Academy of Nevada, Series 2017A, 5.000%, 7/15/37, 144A
4,000	Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Bonds, ReTrac-Reno	12/28 at 100.00	A3	3,909,240
	Transportation Rail Access Corridor Project, Series 2018A, 4.000%, 6/01/43
4,500	Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Capital Appreciation Bonds,	7/38 at 31.26	N/R	482,580
	ReTrac-Reno Transportation Rail Access Corridor Project, Series 2018C, 0.000%, 7/01/58, 144A
37,165	Total Nevada			30,013,204
	New Hampshire – 0.2% (0.1% of Total Investments)
5,000	National Finance Authority, New Hampshire, Resource Recovery Revenue Bonds, Covanta	7/23 at 100.00	B–	4,439,300
	Project, Refunding Series 2018B, 4.625%, 11/01/42, 144A
500	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Kendal at	10/26 at 100.00	BBB+	505,415
	Hanover, Series 2016, 5.000%, 10/01/40
5,500	Total New Hampshire			4,944,715
	New Jersey – 5.5% (3.4% of Total Investments)
	New Jersey Economic Development Authority, School Facilities Construction Bonds,
	Refunding Series 2016BBB:
34,310	5.500%, 6/15/29	12/26 at 100.00	BBB+	36,097,208
2,110	5.500%, 6/15/30	12/26 at 100.00	BBB+	2,208,263
	New Jersey Economic Development Authority, School Facilities Construction Bonds,
	Series 2005N-1:
6,835	5.500%, 9/01/24 – AMBAC Insured	No Opt. Call	BBB+	7,231,020
5,000	5.500%, 9/01/28 – NPFG Insured	No Opt. Call	BBB+	5,394,000
	New Jersey Economic Development Authority, School Facilities Construction Bonds,
	Series 2015WW:
655	5.250%, 6/15/40 (Pre-refunded 6/15/25)	6/25 at 100.00	N/R (13)	794,895
11,335	5.250%, 6/15/40	6/25 at 100.00	BBB+	11,483,602
600	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint	7/21 at 100.00	BB+	616,458
	Peters University Hospital, Refunding Series 2011, 6.000%, 7/01/26

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 1,500	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint	6/20 at 100.00	BB+	$ 1,499,850
	Peters University Hospital, Series 2007, 5.750%, 7/01/37
3,310	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Barnabas Health,	7/24 at 100.00	A1	3,528,063
	Refunding Series 2014A, 5.000%, 7/01/44
2,015	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital	No Opt. Call	BBB+	1,602,932
	Appreciation Series 2010A, 0.000%, 12/15/26
2,150	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding	No Opt. Call	BBB+	2,175,456
	Series 2006A, 5.250%, 12/15/20
20,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding	No Opt. Call	BBB+	13,003,600
	Series 2006C, 0.000%, 12/15/33 – AGM Insured
20,040	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/24 at 100.00	BBB+	19,790,903
	2014AA, 5.000%, 6/15/44
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds,
	Series 2015AA:
13,680	4.750%, 6/15/38	6/25 at 100.00	BBB+	13,715,978
5,245	5.250%, 6/15/41	6/25 at 100.00	BBB+	5,304,111
8,230	5.000%, 6/15/45	6/25 at 100.00	BBB+	8,099,225
33,200	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%,	No Opt. Call	A2	39,531,904
	1/01/26 – AGM Insured
200	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 2016-XF1057,	7/22 at 100.00	A2	258,216
	16.958%, 1/01/43, 144A (IF) (5)
1,135	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 5.000%,	5/23 at 100.00	A+ (13)	1,276,364
	5/01/43 (Pre-refunded 5/01/23)
3,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BBB+	3,205,260
	Bonds, Series 2018A, 5.250%, 6/01/46
3,410	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BB+	3,432,711
	Bonds, Series 2018B, 5.000%, 6/01/46
1,330	Washington Township Board of Education, Mercer County, New Jersey, General Obligation	No Opt. Call	A2	1,579,122
	Bonds, Series 2005, 5.250%, 1/01/26 – AGM Insured
179,290	Total New Jersey			181,829,141
	New Mexico – 0.0% (0.0% of Total Investments)
	Santa Fe, New Mexico, Retirement Facilities Revenue Bonds, EL Castillo Retirement
	Residences Project, Series 2019A:
670	5.000%, 5/15/44	5/26 at 103.00	BB+	589,935
1,200	5.000%, 5/15/49	5/26 at 103.00	BB+	1,035,924
1,870	Total New Mexico			1,625,859
	New York – 6.1% (3.8% of Total Investments)
14,060	Build New York City Resource Corporation, New York, Revenue Bonds, Albert Einstein	9/25 at 100.00	N/R	14,650,660
	College of Medicine, Inc., Series 2015, 5.500%, 9/01/45, 144A
2,250	Dormitory Authority of the State of New York, Insured Revenue Bonds, Mount Sinai School	No Opt. Call	Baa2	2,509,222
	of Medicine, Series 1994A, 5.150%, 7/01/24 – NPFG Insured
9,700	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series	No Opt. Call	AAA	15,247,042
	2017A, 5.000%, 10/01/47 (UB) (5)
4,070	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at	7/25 at 100.00	A–	4,412,979
	Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/45
7,225	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt,	7/20 at 100.00	AA (13)	7,275,647
	Cornell University, Series 2010A, 5.000%, 7/01/35 (Pre-refunded 7/01/20)
	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical
	Center Obligated Group, Series 2015:
2,700	5.000%, 12/01/40, 144A	6/25 at 100.00	BBB–	2,851,389
5,600	5.000%, 12/01/45, 144A	6/25 at 100.00	BBB–	5,810,784

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 7,500	Dormitory Authority of the State of New York, Revenue Bonds, Rockefeller University,	7/29 at 100.00	AA	$ 8,234,850
	Series 2019C, 4.000%, 7/01/49
2,695	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The	2/27 at 100.00	N/R	2,728,634
	Academy Charter School Project, Series 2017A, 6.240%, 2/01/47
2,965	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The	2/28 at 100.00	N/R	3,126,770
	Academy Charter School Project, Series 2018A, 6.760%, 2/01/48
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012
	Series 2011A:
105	5.250%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa2 (13)	108,762
2,295	5.250%, 2/15/47	2/21 at 100.00	AA–	2,361,853
325	5.750%, 2/15/47	2/21 at 100.00	AA–	335,670
525	5.750%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa2 (13)	545,848
6,075	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A,	5/21 at 100.00	A2 (13)	6,333,309
	5.000%, 5/01/36 (Pre-refunded 5/01/21) – AGM Insured
10,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A,	9/22 at 100.00	A	10,678,700
	5.000%, 9/01/42
5,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond	No Opt. Call	N/R	4,979,000
	Anticipation Note Series 2018B-2, Subseries A-E, 5.000%, 5/15/21
11,790	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue	2/21 at 100.00	AA	12,056,336
	Bonds, Unity Hospital of Rochester Project, Series 2010, 5.500%, 8/15/40
3,585	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann’s	1/26 at 103.00	N/R	2,925,575
	Community Project, Series 2019, 5.000%, 1/01/50
1,000	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic	7/24 at 100.00	Baa1	1,099,880
	Health Services of Long Island Obligated Group Project, Series 2014, 5.000%, 7/01/31
10,000	New York City Housing Development Corporation, New York, Sustainable Impact Revenue	2/28 at 100.00	Aa2	9,799,800
	Bonds, Williamsburg Housing Preservation LP, Series 2020A, 2.800%, 2/01/50
4,050	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium	6/20 at 100.00	A3	4,089,528
	Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured
11,570	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/25 at 100.00	AA+	13,084,976
	General Resolution Revenue Bonds, Fiscal 2016 Series BB-1, 5.000%, 6/15/46 (UB) (5)
5	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%,	6/20 at 100.00	AA	5,016
	4/01/26 – FGIC Insured
28,615	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	27,443,788
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
2,560	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	3/29 at 100.00	Baa2	2,380,749
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 3,
	2.800%, 9/15/69
3,500	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Climate Bond	5/28 at 100.00	Aa2	3,432,660
	Certified/Sustainability Series 2019P, 3.050%, 11/01/49
6,500	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 211,	4/27 at 100.00	Aa1	6,795,555
	3.750%, 10/01/43
5,655	Onondaga Civic Development Corporation, New York, Revenue Bonds, Saint Joseph’s Hospital	7/22 at 100.00	N/R (13)	6,157,051
	Health Center Project, Series 2012, 5.000%, 7/01/42 (Pre-refunded 7/01/22)
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air
	Terminal LLC Project, Eighth Series 2010:
8,550	5.500%, 12/01/31	12/20 at 100.00	BBB+	8,601,471
3,155	6.000%, 12/01/36	12/20 at 100.00	BBB+	3,178,158
7,110	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	6,518,875
190,735	Total New York			199,760,537

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina – 0.7% (0.4% of Total Investments)
$ 10,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke	6/22 at 100.00	AA (13)	$ 10,869,000
	University Health System, Series 2012A, 5.000%, 6/01/42 (Pre-refunded 6/01/22)
4,715	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Vidanta	6/22 at 100.00	A+ (13)	5,129,873
	Health, Refunding Series 2012A, 5.000%, 6/01/36 (Pre-refunded 6/01/22)
2,150	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, WakeMed,	10/22 at 100.00	A2	2,236,322
	Refunding Series 2012A, 5.000%, 10/01/38
2,150	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue	7/27 at 100.00	N/R	1,745,649
	Bonds, Aldersgate United Retirement Community Inc., Refunding Series 2017A, 5.000%, 7/01/47
1,690	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Series 2017A,	7/26 at 100.00	Baa3	1,729,969
	5.000%, 7/01/54
1,625	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Senior Lien	1/30 at 100.00	BBB	1,681,908
	Series 2019, 4.000%, 1/01/55 – AGM Insured
22,330	Total North Carolina			23,392,721
	North Dakota – 2.1% (1.3% of Total Investments)
9,950	Cass County, North Dakota, Health Care Facilities Revenue Bonds, Essential Health	2/28 at 100.00	A–	9,988,705
	Obligated Group, Series 2018B, 4.250%, 2/15/48
	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System
	Obligated Group, Series 2012:
7,000	5.000%, 12/01/29	12/21 at 100.00	Baa2	7,178,640
3,000	5.000%, 12/01/32	12/21 at 100.00	Baa2	3,056,970
2,245	5.000%, 12/01/35	12/21 at 100.00	Baa2	2,276,430
4,525	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System	12/27 at 100.00	Baa2	4,716,227
	Obligated Group, Series 2017A, 5.000%, 12/01/42
1,000	Grand Forks, North Dakota, Senior Housing & Nursing Facilities Revenue Bonds, Valley	12/26 at 100.00	N/R	902,660
	Homes and Services Obligated Group, Series 2017, 5.000%, 12/01/36
	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group,
	Series 2017C:
10,000	5.000%, 6/01/38	6/28 at 100.00	BBB–	10,153,100
28,000	5.000%, 6/01/53	6/28 at 100.00	BBB–	27,678,000
1,085	Williston Parks and Recreation District, North Dakota, Sales Tax & Gross Revenue Bonds,	No Opt. Call	B	1,067,705
	Series 2012A, 5.000%, 3/01/21
2,535	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC	9/23 at 100.00	N/R	1,115,400
	Project, Series 2013, 7.750%, 9/01/38 (4)
69,340	Total North Dakota			68,133,837
	Ohio – 9.3% (5.7% of Total Investments)
4,185	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds,	5/22 at 100.00	A1	4,303,855
	Children’s Hospital Medical Center, Improvement & Refunding Series 2012, 5.000%, 11/15/42
	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners,
	Refunding and Improvement Series 2012A:
2,740	4.000%, 5/01/33	5/22 at 100.00	A+	2,806,938
1,930	5.000%, 5/01/33	5/22 at 100.00	A+	2,014,302
3,405	5.000%, 5/01/42	5/22 at 100.00	A+	3,524,175
70,220	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 22.36	N/R	7,432,787
	Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2,
	0.000%, 6/01/57
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1:
41,415	3.000%, 6/01/48	6/30 at 100.00	BBB+	34,465,977
7,535	4.000%, 6/01/48	6/30 at 100.00	BBB+	7,559,639
39,725	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	35,464,891
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 10,000	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/22 at 100.00	Caa3 (13)	$ 11,128,000
	Revenue Bonds, Senior Lien Series 2007A-3, 6.250%, 6/01/37 (Pre-refunded 6/01/22)
1,000	Butler County Port Authority, Ohio, Revenue Bonds, StoryPoint Fairfield Project, Senior	1/24 at 104.00	N/R	925,370
	Series 2017A-1, 6.250%, 1/15/34, 144A
	Centerville, Ohio Health Care Improvement Revenue Bonds, Graceworks Lutheran Services,
	Refunding & Improvement Series 2017:
2,750	5.250%, 11/01/37	11/27 at 100.00	N/R	2,652,430
3,200	5.250%, 11/01/47	11/27 at 100.00	N/R	2,934,944
3,345	Cleveland Heights-University Heights City School District, Ohio, General Obligation	6/23 at 100.00	A1	3,642,805
	Bonds, School Improvement Series 2014, 5.000%, 12/01/51
5,000	County of Lucas, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group,	11/28 at 100.00	Baa3	5,350,650
	Series 2018A, 5.250%, 11/15/48
37,150	Cuyahoga County, Ohio, Certificates of Participation, Convention Hotel Project, Series	6/24 at 100.00	A1	38,088,409
	2014, 4.375%, 12/01/44 (UB) (5)
	Darke County, Ohio, Hospital Facilities Revenue Bonds, Wayne Healthcare Project, Series 2019A:
1,165	4.000%, 9/01/40	9/29 at 100.00	BB+	1,109,663
1,750	4.000%, 9/01/45	9/29 at 100.00	BB+	1,649,935
2,000	5.000%, 9/01/49	9/29 at 100.00	BB+	1,948,640
3,840	Franklin County Convention Facilities Authority, Ohio, Hotel Project Revenue Bonds,	12/29 at 100.00	BBB–	2,853,466
	Greater Columbus Convention Center Hotel Expansion Project, Series 2019, 5.000%, 12/01/51
7,870	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project,	5/22 at 100.00	Aa2	8,203,609
	Improvement Series 2012A, 5.000%, 11/01/42
4,440	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017A,	12/27 at 100.00	AA–	4,443,197
	3.250%, 12/01/42
6,425	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien	1/23 at 100.00	Aa3 (13)	7,136,890
	Series 2013A, 5.000%, 1/01/38 (Pre-refunded 1/01/23) (UB) (5)
	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds,
	Tender Option Bond Trust 2016-XG0052:
1,750	14.618%, 1/01/38 (Pre-refunded 1/01/23), 144A (IF) (5)	1/23 at 100.00	Aa3 (13)	2,525,180
390	17.288%, 1/01/38 (Pre-refunded 1/01/23), 144A (IF) (5)	1/23 at 100.00	Aa3 (13)	561,534
625	17.415%, 1/01/38 (Pre-refunded 1/01/23), 144A (IF) (5)	1/23 at 100.00	Aa3 (13)	902,006
1,250	17.415%, 1/01/38 (Pre-refunded 1/01/23), 144A (IF) (5)	1/23 at 100.00	Aa3 (13)	1,804,013
1,725	17.415%, 1/01/38 (Pre-refunded 1/01/23), 144A (IF) (5)	1/23 at 100.00	Aa3 (13)	2,489,537
2,000	17.415%, 1/01/38 (Pre-refunded 1/01/23), 144A (IF) (5)	1/23 at 100.00	Aa3 (13)	2,886,420
2,885	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series	11/21 at 100.00	Baa3 (13)	3,112,280
	2011A, 6.000%, 11/15/41 (Pre-refunded 11/15/21)
	Middletown City School District, Butler County, Ohio, General Obligation Bonds,
	Refunding Series 2007:
4,380	5.250%, 12/01/27 – AGM Insured	No Opt. Call	A2	5,495,017
6,000	5.250%, 12/01/31 – AGM Insured	No Opt. Call	A2	7,825,620
12,000	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System	2/23 at 100.00	Ba2	11,806,920
	Obligated Group Project, Series 2013, 5.000%, 2/15/48
8,500	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds,	No Opt. Call	N/R	21,250
	FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (4)
1,050	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	2,625
	FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23 (4)
2,020	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	5,050
	FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010B, 3.750%, 6/01/33 (4)
1,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	2,500
	FirstEnergy Nuclear Generation Project, Refunding Series 2005B, 3.125%, 1/01/34 (4)
20,765	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	20,920,737
	FirstEnergy Nuclear Generation Project, Refunding Series 2009A, 5.000%, 6/01/33 (Mandatory
	Put 6/01/22) (4)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 4,975	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien	2/23 at 100.00	A+ (13)	$ 5,543,991
	Series 2013A-1, 5.000%, 2/15/48 (Pre-refunded 2/15/23)
1,240	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien	2/31 at 100.00	A+	1,401,622
	Convertible Series 2013A-3, 0.000%, 2/15/36 (7)
1,610	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	4,025
	Generating Corporation Project, Refunding Series 2010C, 4.000%, 6/01/33 (4)
1,130	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	2,825
	Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33 (4)
20,405	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	20,558,038
	Nuclear Generating Corporation Project, Series 2009A, 5.000%, 6/01/33 (Mandatory
	Put 6/01/22) (4)
20,480	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	20,633,600
	Nuclear Generating Corporation Project, Series 2010B, 5.000%, 6/01/33 (Mandatory
	Put 6/01/22) (4)
3,000	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Tax Increment	11/30 at 100.00	N/R	2,257,680
	Financing Revenue Bonds, Cooperative Township Public Parking Project, Gallery at Kenwood,
	Senior Lien Series 2019A, 5.000%, 11/01/51
	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health
	System Obligated Group Project, Refunding and Improvement Series 2012:
1,095	5.750%, 12/01/32	12/22 at 100.00	BB–	1,155,269
870	6.000%, 12/01/42	12/22 at 100.00	BB–	910,211
1,615	Toledo Lucas County Port Authority, Ohio, Revenue Bonds, StoryPoint Waterville Project,	1/24 at 104.00	N/R	1,476,982
	Series 2016A-1, 6.125%, 1/15/34, 144A
1,330	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education	3/25 at 100.00	N/R	1,319,693
	Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015,
	6.000%, 3/01/45
385,180	Total Ohio			305,265,197
	Oklahoma – 0.6% (0.4% of Total Investments)
1,225	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise	8/21 at 100.00	N/R (13)	1,325,867
	Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26
	(Pre-refunded 8/25/21), 144A
3,500	Grand River Dam Authority, Oklahoma, Revenue Bonds, Series 2010A, 5.250%, 6/01/40	6/20 at 100.00	A1 (13)	3,512,075
	(Pre-refunded 6/01/20)
	Oklahoma City Water Utilities Trust, Oklahoma, Water and Sewer Revenue Bonds, Series 2011:
1,500	5.000%, 7/01/40	7/21 at 100.00	AAA	1,566,000
1,000	5.375%, 7/01/40	7/21 at 100.00	AAA	1,049,970
	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine
	Project, Series 2018B:
5,290	5.500%, 8/15/52	8/28 at 100.00	BB+	5,542,439
5,530	5.500%, 8/15/57	8/28 at 100.00	BB+	5,756,619
2,340	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds,	11/25 at 102.00	BBB–	2,275,837
	Montereau, Inc. Project, Refunding Series 2017, 5.250%, 11/15/45
20,385	Total Oklahoma			21,028,807
	Oregon – 0.2% (0.1% of Total Investments)
	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Mirabella South
	Waterfront, Refunding Series 2014A:
1,000	5.400%, 10/01/44	10/24 at 100.00	N/R	970,920
800	5.500%, 10/01/49	10/24 at 100.00	N/R	780,600
	Oregon Department of Administrative Services, State Lottery Revenue Bonds, Series 2011A:
555	5.250%, 4/01/31	4/21 at 100.00	Aa2	575,602
3,445	5.250%, 4/01/31 (Pre-refunded 4/01/21)	4/21 at 100.00	N/R (13)	3,579,596
1,670	Oregon State, General Obligation Bonds, Oregon University System Projects, Series 2011G,	8/21 at 100.00	AA+	1,742,461
	5.000%, 8/01/36
7,470	Total Oregon			7,649,179

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania – 7.7% (4.7% of Total Investments)
$ 14,855	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny	4/28 at 100.00	A	$ 14,488,676
	Health Network Obligated Group Issue, Series 2018A, 4.000%, 4/01/44
3,335	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Refunding Series	12/20 at 100.00	A1	3,406,803
	2010, 5.000%, 6/01/40 – AGM Insured
2,540	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	5/27 at 100.00	Ba3	2,454,529
	Bonds, City Center Refunding Project, Series 2017, 5.000%, 5/01/42, 144A
	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue
	Bonds, FirstEnergy Generation Project, Refunding Series 2006A:
13,235	3.000%, 1/01/35 (Mandatory Put 7/01/22) (4)	No Opt. Call	N/R	13,334,262
3,145	3.500%, 4/01/41 (4)	No Opt. Call	N/R	7,862
1,245	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	3,113
	Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (4)
1,240	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	3,100
	Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (4)
7,750	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	7,730,625
	Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 3.000%, 10/01/47 (Mandatory
	Put 4/01/21) (4)
21,495	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue	11/27 at 100.00	Baa2	21,553,466
	Bonds, Tower Health Project, Series 2017, 5.000%, 11/01/50
	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, School Lane
	Charter School Project, Series 2016:
2,410	5.125%, 3/15/36	3/27 at 100.00	BBB–	2,511,148
6,420	5.125%, 3/15/46	3/27 at 100.00	BBB–	6,565,862
10,850	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master	6/28 at 100.00	A1	11,169,533
	Settlement, Series 2018, 4.000%, 6/01/39 – AGM Insured (UB) (5)
1,000	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran	1/25 at 100.00	BBB+	1,028,850
	Social Ministries Project, Series 2015, 5.000%, 1/01/29
7,665	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle	6/22 at 100.00	A	7,904,608
	Health System Project, Series 2012A, 5.000%, 6/01/42
3,000	Dubois Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Penn Highlands	1/28 at 100.00	A–	3,289,860
	Healthcare, Series 2018, 5.000%, 7/15/48
1,250	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Landis Homes	7/25 at 100.00	BBB–	1,127,562
	Retirement Community Project, Refunding Series 2015A, 5.000%, 7/01/45
1,500	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown	12/23 at 100.00	A	1,666,935
	Concession, Series 2013A, 5.125%, 12/01/47
	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage
	Revenue Bonds, New Regional Medical Center Project, Series 2010:
7,970	5.250%, 8/01/33 (Pre-refunded 8/01/20)	8/20 at 100.00	N/R (13)	8,059,503
5,295	5.375%, 8/01/38 (Pre-refunded 8/01/20)	8/20 at 100.00	N/R (13)	5,356,051
	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue
	Bonds, Albert Einstein Healthcare Network Issue, Series 2015A:
10,530	5.250%, 1/15/45	1/25 at 100.00	Ba1	10,827,157
1,200	5.250%, 1/15/46	1/25 at 100.00	Ba1	1,233,024
10,765	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue	9/25 at 100.00	CCC+	8,230,058
	Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38
3,500	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	4/29 at 100.00	Aa2	3,514,385
	2019-131A, 3.100%, 10/01/44
13,500	Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Senior Series 2018A,	12/28 at 100.00	Aa3	16,004,655
	5.250%, 12/01/44
3,705	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1,	6/25 at 100.00	A+	4,022,222
	5.000%, 12/01/45
6,450	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2018A-2,	12/28 at 100.00	A1	7,360,353
	5.000%, 12/01/43

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 11,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C,	6/26 at 100.00	A2	$ 13,738,120
	6.250%, 6/01/33 – AGM Insured
15,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2015B-1,	12/25 at 100.00	A3	16,326,600
	5.000%, 12/01/45
5,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2019A,	12/29 at 100.00	A3	5,197,400
	4.000%, 12/01/49
10,305	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital	7/22 at 100.00	Ba1	10,630,741
	Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42
	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A:
5,000	5.000%, 6/15/35 – AGM Insured	6/20 at 100.00	A2	5,017,400
17,850	5.000%, 6/15/40 – AGM Insured	6/20 at 100.00	A2	17,907,834
7,055	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel	8/20 at 100.00	A2	7,118,636
	Room Excise Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/35 – AGM Insured
5,180	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Sales Tax	8/20 at 100.00	A1	5,226,983
	Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/31 – AGM Insured
	Scranton, Pennsylvania, Sewer Authority Revenue Bonds, Series 2011A:
1,125	5.250%, 12/01/31 (Pre-refunded 12/01/21) – AGM Insured	12/21 at 100.00	AA (13)	1,206,506
1,000	5.500%, 12/01/35 (Pre-refunded 12/01/21) – AGM Insured	12/21 at 100.00	AA (13)	1,076,360
5,790	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds,	1/23 at 100.00	BB+	5,479,193
	Series 2012B, 4.000%, 1/01/33
250,155	Total Pennsylvania			251,779,975
	Puerto Rico – 1.7% (1.1% of Total Investments)
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A:
1,727	6.000%, 7/01/38	6/20 at 100.00	CC	1,718,365
9,425	6.000%, 7/01/44	6/20 at 100.00	CC	9,377,875
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
2,200	5.125%, 7/01/37	7/22 at 100.00	CC	2,084,500
4,760	5.250%, 7/01/42	7/22 at 100.00	CC	4,486,300
8,315	6.000%, 7/01/47	7/22 at 100.00	CC	8,231,850
590	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2004J,	6/20 at 100.00	Baa2	592,254
	5.000%, 7/01/29 – NPFG Insured
1,500	Puerto Rico Municipal Finance Agency, Series 2002A, 5.250%, 8/01/21 – AGM Insured	6/20 at 100.00	A2	1,511,460
1,010	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 1998A,	No Opt. Call	AA+	1,079,064
	5.125%, 6/01/24 – AMBAC Insured
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
6,530	0.000%, 7/01/51	7/28 at 30.01	N/R	1,142,750
8,783	4.750%, 7/01/53	7/28 at 100.00	N/R	7,968,377
6,000	5.000%, 7/01/58	7/28 at 100.00	N/R	5,637,420
723	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured	7/28 at 100.00	N/R	629,039
	Cofina Project Series 2019B-2, 4.536%, 7/01/53
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable
	Restructured Cofina Project Series 2019A-2:
2,405	4.329%, 7/01/40	7/28 at 100.00	N/R	2,153,725
2,851	4.329%, 7/01/40	7/28 at 100.00	N/R	2,553,127
5,564	4.784%, 7/01/58	7/28 at 100.00	N/R	5,033,528
	Puerto Rico Urgent Interest Fund Corp (Cofina), National Custodial Taxable Trust Unit,
	Series 2007A Sr. Bond:
4,934	0.000%, 8/01/47	No Opt. Call	N/R	1,337,297
9,761	0.000%, 8/01/47	No Opt. Call	N/R	1,829,491
77,078	Total Puerto Rico			57,366,422

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Rhode Island – 1.3% (0.8% of Total Investments)
$ 1,000	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New	9/23 at 100.00	N/R (13)	$ 1,167,750
	England Health System, Series 2013A, 6.000%, 9/01/33 (Pre-refunded 9/01/23)
5,650	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond	4/29 at 100.00	AA+	5,492,195
	Program, 2019 Series 71, 3.100%, 10/01/44
292,435	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed	5/20 at 15.05	CCC–	36,452,023
	Bonds, Series 2007A, 0.000%, 6/01/52
299,085	Total Rhode Island			43,111,968
	South Carolina – 2.9% (1.8% of Total Investments)
7,600	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2,	No Opt. Call	A–	5,835,280
	0.000%, 1/01/31 – AMBAC Insured
2,255	Saint Peters Parish/Jasper County Public Facilities Corporation, South Carolina,	4/21 at 100.00	A2 (13)	2,348,357
	Installment Purchase Revenue Bonds, County Office Building Projects, Series 2011A, 5.250%,
	4/01/44 (Pre-refunded 4/01/21) – AGC Insured
	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds,
	Bishop Gadsden Episcopal Retirement Community, Series 2019A:
890	5.000%, 4/01/49	4/26 at 103.00	BBB–	900,813
1,165	4.000%, 4/01/54	4/26 at 103.00	BBB–	946,423
1,630	5.000%, 4/01/54	4/26 at 103.00	BBB–	1,643,920
	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds,
	Hilton Head Christian Academy, Series 2020:
405	5.000%, 1/01/40, 144A	1/30 at 100.00	N/R	347,304
1,000	5.000%, 1/01/55, 144A	1/30 at 100.00	N/R	793,150
	South Carolina Jobs-Economic Development Authority, Health Facilities Revenue Bonds,
	Lutheran Homes of South Carolina Inc., Refunding Series 2017B:
1,000	5.000%, 5/01/37	5/23 at 104.00	N/R	851,630
750	5.000%, 5/01/42	5/23 at 104.00	N/R	606,578
1,250	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto	8/21 at 100.00	AA (13)	1,336,375
	Health, Refunding Series 2011A, 6.500%, 8/01/39 (Pre-refunded 8/01/21) – AGM Insured
4,000	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Prisma	5/28 at 100.00	A3	4,271,560
	Health Obligated Group, Series 2018A, 5.000%, 5/01/48
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding &
	Improvement Series 2015A:
11,170	5.000%, 12/01/50	6/25 at 100.00	A–	11,690,187
34,000	5.000%, 12/01/50 (UB) (5)	6/25 at 100.00	A–	35,583,380
5,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding	12/24 at 100.00	A–	5,220,300
	Series 2014C, 5.000%, 12/01/46
1,310	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series	12/23 at 100.00	A–	1,364,286
	2013A, 5.125%, 12/01/43
10,285	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series	6/24 at 100.00	A–	10,912,385
	2014A, 5.500%, 12/01/54
10,250	Spartanburg Regional Health Services District, Inc., South Carolina, Hospital Revenue Bonds,	4/22 at 100.00	A3	10,656,515
	Refunding Series 2012A, 5.000%, 4/15/32
93,960	Total South Carolina			95,308,443
	South Dakota – 0.8% (0.5% of Total Investments)
15,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Avera Health,	7/27 at 100.00	A1	16,585,200
	Refunding Series 2017, 5.000%, 7/01/46
3,765	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Regional	9/27 at 100.00	A1	4,226,664
	Health, Refunding Series 2017, 5.000%, 9/01/40
4,350	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Avera Health,	7/21 at 100.00	A1 (13)	4,553,972
	Series 2012A, 5.000%, 7/01/42 (Pre-refunded 7/01/21)
23,115	Total South Dakota			25,365,836

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee – 1.0% (0.6% of Total Investments)
$ 12,895	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds,	1/23 at 100.00	BBB+ (13)	$ 14,336,145
	Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)
1,850	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds,	10/24 at 100.00	Baa3	1,797,312
	Erlanger Health System, Refunding Series 2014A, 5.000%, 10/01/39
2,000	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue	2/29 at 100.00	A	2,050,500
	Bonds, East Tennessee Children’s Hospital, Series 2019, 4.000%, 11/15/48
2,645	Memphis/Shelby County Economic Development Growth Engine Industrial Development Board,	7/27 at 100.00	N/R	2,548,140
	Tennessee, Tax Increment Revenue Bonds, Graceland Project, Senior Series 2017A,
	5.500%, 7/01/37
3,560	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities	6/27 at 100.00	N/R	2,136,000
	Board, Tennessee, Revenue Bonds, Knowledge Academy Charter School, Series 2017A, 0.000%,
	6/15/37, 144A (4)
10,000	The Health and Educational Facilities Board of the City of Franklin, Tennessee, Revenue	6/27 at 100.00	N/R	8,810,600
	Bonds, Provision Cares Proton Therapy Center, Nashville Project, Series 2017A, 7.500%,
	6/01/47, 144A
32,950	Total Tennessee			31,678,697
	Texas – 11.9% (7.3% of Total Investments)
735	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Wayside	8/21 at 100.00	BB+	644,595
	Schools, Series 2016A, 4.375%, 8/15/36
3,635	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public	9/23 at 103.00	N/R	3,749,030
	Improvement District Phase 1 Project, Series 2015, 7.250%, 9/01/45
3,105	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public	9/23 at 103.00	N/R	3,198,088
	Improvement District Phases 2-3 Major Improvements Project, Series 2015, 8.250%, 9/01/40
5,480	Austin, Texas, Electric Utility System Revenue Bonds, Refunding Series 2015A, 5.000%,	11/25 at 100.00	Aa3	6,229,171
	11/15/45 (UB) (5)
2,500	Board of Managers, Joint Guadalupe County-Seguin City Hospital, Texas, Hospital Mortgage	12/25 at 100.00	BB	2,423,200
	Revenue Bonds, Refunding & Improvement Series 2015, 5.000%, 12/01/45
2,380	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement	3/23 at 103.00	N/R	2,336,398
	District Neighborhood Improvement Area 1 Project, Series 2015, 7.250%, 9/01/45
4,225	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement	3/23 at 103.00	N/R	4,126,769
	District Neighborhood Improvement Areas 2-5 Major Improvement Project, Series 2015,
	8.250%, 9/01/40
395	Celina, Texas, Special Assessment Revenue Bonds, Wells South Public Improvement District	9/24 at 100.00	N/R	397,030
	Neighborhood Improvement Area 1 Project, Series 2015, 6.250%, 9/01/45
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011:
1,500	5.750%, 1/01/31 (Pre-refunded 1/01/21)	1/21 at 100.00	Baa1 (13)	1,549,455
1,700	6.250%, 1/01/46 (Pre-refunded 1/01/21)	1/21 at 100.00	Baa1 (13)	1,761,149
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2020A:
3,000	5.000%, 1/01/44	1/30 at 100.00	Baa1	3,268,320
3,940	5.000%, 1/01/49	1/30 at 100.00	Baa1	4,256,146
13,685	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	Baa1	14,486,394
	5.000%, 1/01/45
6,375	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2016,	1/26 at 100.00	Baa1	5,620,837
	3.375%, 1/01/41
790	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea	No Opt. Call	A–	803,683
	Public Schools, Series 2012, 3.750%, 8/15/22
	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift
	Education Charter School, Series 2013A:
765	4.350%, 12/01/42	12/22 at 100.00	BBB–	709,974
685	4.400%, 12/01/47	12/22 at 100.00	BBB–	627,850
4,000	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift	6/25 at 100.00	BBB–	4,044,720
	Education Charter School, Series 2015A, 5.000%, 12/01/45

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Club Municipal Management District 1, Texas, Special Assessment Revenue Bonds,
	Improvement Area 1 Project, Series 2016:
$ 660	5.750%, 9/01/28	9/23 at 103.00	N/R	$ 713,777
770	6.500%, 9/01/46	9/23 at 103.00	N/R	832,686
11,735	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding &	11/21 at 100.00	A+	12,120,260
	Improvement Series 2012C, 5.000%, 11/01/45
2,520	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series	9/23 at 100.00	N/R	2,653,711
	2013A, 6.375%, 9/01/42
400	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series	9/24 at 100.00	BBB–	416,512
	2014A, 5.250%, 9/01/44
1,255	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy	11/22 at 100.00	Baa2	1,279,033
	Inc. Project, Series 2012A RMKT, 4.750%, 5/01/38
8,920	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy	11/22 at 100.00	Baa2	9,090,550
	Inc. Project, Series 2012B, 4.750%, 11/01/42
6,660	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Refunding	4/30 at 100.00	A2	7,056,536
	First Tier Series 2020C, 4.000%, 10/01/49
	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate
	Lien Series 2013B:
20,000	5.250%, 10/01/51 (Pre-refunded 10/01/23)	10/23 at 100.00	AA (13)	22,964,600
10,000	5.000%, 4/01/53 (Pre-refunded 10/01/23) (UB) (5)	10/23 at 100.00	AA (13)	11,398,400
5,470	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender	10/23 at 100.00	AA (13)	8,530,629
	Option Bond Trust 2015-XF0228, 17.628%, 11/01/44, (Pre-refunded 10/01/23), 144A (IF) (5)
4,255	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	6/25 at 100.00	AA	4,763,558
	Houston Methodist Hospital System, Series 2015, 5.000%, 12/01/45
1,545	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds,	11/21 at 100.00	Aa2 (13)	1,846,352
	Tender Option Bond Trust 2016-XG0054, 13.272%, 11/01/41, (Pre-refunded 11/01/21)
	144A (IF) (5)
4,080	Harris County, Texas, General Obligation Toll Road Revenue Bonds, Tender Option Bond	No Opt. Call	AAA	8,600,966
	Trust 2015-XF0074, 14.063%, 8/15/32 – AGM Insured, 144A (IF)
6,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation	11/31 at 44.13	A2	1,677,060
	Refunding Senior Lien Series 2014A, 0.000%, 11/15/48
6,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien	11/24 at 100.00	A–	5,935,980
	Series 2014A, 5.000%, 11/15/53
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3:
1,940	0.000%, 11/15/34 (Pre-refunded 11/15/24) – NPFG Insured	11/24 at 55.69	Baa2 (13)	1,020,634
14,055	0.000%, 11/15/34 – NPFG Insured	11/24 at 55.69	BB	6,636,068
5,000	Houston Higher Education Finance Corporation, Texas, Education Revenue Bonds, KIPP,	8/25 at 100.00	AAA	5,261,450
	Inc., Refunding Series 2015, 4.000%, 8/15/44
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and
	Entertainment Project, Series 2001B:
4,130	0.000%, 9/01/26 – AMBAC Insured	No Opt. Call	A2	3,581,660
4,865	0.000%, 9/01/27 – AGM Insured	No Opt. Call	A2	4,098,033
4,715	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Refunding Series 2015,	9/24 at 100.00	A	4,623,718
	5.000%, 9/01/40
17,000	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien Series	No Opt. Call	A2 (13)	24,693,180
	2002A, 5.750%, 12/01/32 – AGM Insured (ETM)
6,700	Hutto Independent School District, Williamson County, Texas, General Obligation Bonds,	8/21 at 100.00	A+	6,996,609
	Refunding Series 2012A, 5.000%, 8/01/46
940	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson	8/25 at 100.00	A–	1,046,427
	Memorial Hospital Project, Series 2015, 5.000%, 8/15/30
1,000	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA	5/25 at 100.00	A	1,119,620
	Transmission Services Corporation Project, Refunding Series 2015, 5.000%, 5/15/45

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
$ 3,095	5.750%, 12/01/33	12/25 at 100.00	B1	$ 3,328,642
3,125	6.125%, 12/01/38	12/25 at 100.00	B1	3,363,531
	Montgomery County Toll Road Authority, Texas, Toll Road Revenue Bonds, Senior Lien
	Series 2018:
1,900	5.000%, 9/15/43	9/25 at 100.00	BBB–	1,939,064
1,785	5.000%, 9/15/48	9/25 at 100.00	BBB–	1,810,883
	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility
	Revenue Bonds, Legacy at Willow Bend Project, Series 2016:
2,335	5.000%, 11/01/46	11/23 at 103.00	BBB–	2,055,127
6,015	5.000%, 11/01/51	11/23 at 103.00	BBB–	5,206,163
745	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility	1/25 at 100.00	N/R	646,921
	Revenue Bonds, Wesleyan Homes, Inc. Project, Series 2014, 5.500%, 1/01/43
210	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/26 at 100.00	B	175,526
	Revenue Bonds, CHF-Collegiate Housing Corpus Christi II, LLC-Texas A&M University-Corpus
	Christi Project, Series 2016A, 5.000%, 4/01/48
4,530	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/24 at 100.00	A2	4,656,795
	Revenue Bonds, CHF-Collegiate Housing Foundation – College Station I LLC – Texas A&M
	University Project, Series 2014A, 4.100%, 4/01/34 – AGM Insured
820	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/26 at 100.00	BBB–	766,372
	Revenue Bonds, CHF-Collegiate Housing Foundation – San Antonio 1, LLC – Texas A&M
	University – San Antonio Project,, 5.000%, 4/01/48
	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing
	Revenue Bonds, CHF-Collegiate Housing Foundation – Stephenville II, LLC – Tarleton State
	University Project, Series 2014A:
1,000	5.000%, 4/01/34	4/24 at 100.00	BBB–	1,025,640
2,200	5.000%, 4/01/39	4/24 at 100.00	BBB–	2,234,892
1,600	5.000%, 4/01/46	4/24 at 100.00	BBB–	1,614,448
5,540	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/24 at 100.00	Baa3	5,253,305
	Revenue Bonds, CHF-Collegiate Housing Galveston-Texas A&M University at Galveston Project,
	Series 2014A, 5.000%, 4/01/39
3,220	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%,	12/21 at 100.00	A2	3,413,973
	12/15/36 – AGM Insured
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible
	Capital Appreciation Series 2011C:
2,590	0.000%, 9/01/43 (Pre-refunded 9/01/31) (7)	9/31 at 100.00	N/R (13)	3,329,134
3,910	0.000%, 9/01/45 (Pre-refunded 9/01/31) (7)	9/31 at 100.00	N/R (13)	5,460,315
6,155	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B,	1/23 at 100.00	A+	6,508,174
	5.000%, 1/01/40
2,000	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series	1/25 at 100.00	A	2,198,620
	2015A, 5.000%, 1/01/38
610	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series	2/24 at 100.00	Ba1	628,141
	2014A, 5.125%, 2/01/39
1,000	Red River Education Finance Corporation, Texas, Higher Education Revenue Bonds, Saint	6/26 at 100.00	BBB	887,930
	Edwards University Project, Series 2016, 4.000%, 6/01/41
2,410	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital	11/21 at 100.00	AA– (13)	2,560,987
	Revenue Bonds, Baylor Health Care System, Series 2011A, 5.000%, 11/15/30
	(Pre-refunded 11/15/21)
1,870	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital	9/23 at 100.00	A	1,988,595
	Revenue Bonds, Hendrick Medical Center, Refunding Series 2013, 5.500%, 9/01/43
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital
	Revenue Bonds, Scott & White Healthcare Project, Series 2010:
215	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (13)	217,892
2,675	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (13)	2,710,979

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 17,640	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital	5/26 at 100.00	AA–	$ 19,451,981
	Revenue Bonds, Scott & White Healthcare Project, Series 2016A, 5.000%, 11/15/45 (UB) (5)
4,300	Texas City Industrial Development Corporation, Texas, Industrial Development Revenue	2/25 at 100.00	Baa2	4,297,420
	Bonds, NRG Energy, ink Project, Fixed Rate Series 2012, 4.125%, 12/01/45
4,000	Texas Department of Housing and Community Affairs, Single Family Mortgage Revenue Bonds,	9/27 at 100.00	AA+	4,378,080
	Series 2018A, 4.250%, 9/01/43
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds,
	Series 2012:
2,500	5.000%, 12/15/26	12/22 at 100.00	BBB+	2,619,625
2,500	5.000%, 12/15/29	12/22 at 100.00	BBB+	2,604,500
4,355	5.000%, 12/15/30	12/22 at 100.00	BBB+	4,530,898
2,975	5.000%, 12/15/32	12/22 at 100.00	BBB+	3,077,251
3,150	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding	8/22 at 100.00	A3 (13)	3,450,604
	First Tier Series 2012A, 5.000%, 8/15/41 (Pre-refunded 8/15/22)
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding
	First Tier Series 2015B:
11,280	0.000%, 8/15/36	8/24 at 59.60	A3	5,633,119
10,000	0.000%, 8/15/37	8/24 at 56.94	A3	4,764,900
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding
	Second Tier Series 2015C:
5,000	5.000%, 8/15/37	8/24 at 100.00	Baa1	5,190,650
31,810	5.000%, 8/15/42	8/24 at 100.00	Baa1	32,984,743
7,500	Texas Transportation Commission, State Highway 249 System Revenue Bonds, First Tier Toll	2/29 at 100.00	Baa3	7,648,425
	Series 2019A, 5.000%, 8/01/57
4,400	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series	No Opt. Call	A3	3,911,028
	2002A, 0.000%, 8/15/25 – AMBAC Insured
1,840	Ysleta Independent School District Public Facility Corporation, Texas, Lease Revenue	11/20 at 100.00	AA–	1,882,780
	Refunding Bonds, Series 2001, 5.375%, 11/15/24 – AMBAC Insured
384,315	Total Texas			389,598,871
	Virgin Islands – 0.1% (0.0% of Total Investments)
1,790	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding	10/22 at 100.00	A2	1,917,341
	Series 2012A, 5.000%, 10/01/32 – AGM Insured
	Virginia – 1.9% (1.2% of Total Investments)
	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds,
	Series 2015:
1,200	5.300%, 3/01/35, 144A	3/25 at 100.00	N/R	1,090,740
1,085	5.600%, 3/01/45, 144A	3/25 at 100.00	N/R	970,250
11,380	Hampton Roads Transportation Accountability Commission, Virginia, Hampton Roads	1/28 at 100.00	AA	13,806,671
	Transportation Fund Revenue Bonds, Senior Lien Series 2018A, 5.500%, 7/01/57
14,945	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	4/22 at 100.00	Baa1	15,281,412
	Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2014A,
	5.000%, 10/01/53
11,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/26 at 100.00	A3	13,539,570
	Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009C, 6.500%,
	10/01/41 – AGC Insured
10,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/28 at 100.00	Baa1	12,111,700
	Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 6.500%, 10/01/44
2,000	Peninsula Town Center Community Development Authority, Virginia, Special Obligation	9/27 at 100.00	N/R	1,941,040
	Bonds, Refunding Series 2018, 5.000%, 9/01/45, 144A
	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carilion
	Health System Obligated Group, Series 2005B:
15	5.000%, 7/01/38 (Pre-refunded 7/01/20)	7/20 at 100.00	Aa3 (13)	15,101
985	5.000%, 7/01/38	7/20 at 100.00	Aa3	991,698

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virginia (continued)
$ 1,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount	7/25 at 100.00	Ba2	$ 944,950
	University Project, Green Series 2015B, 5.250%, 7/01/35, 144A
2,030	Virginia Small Business Finance Authority, Tourism Development Financing Program Revenue	4/28 at 112.76	N/R	1,970,643
	Bonds, Downtown Norfolk and Virginia Beach Oceanfront Hotel Projects, Series 2018A, 8.375%,
	4/01/41, 144A
55,640	Total Virginia			62,663,775
	Washington – 1.4% (0.9% of Total Investments)
5,000	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station,	7/25 at 100.00	AA–	5,716,950
	Refunding Series 2015A, 5.000%, 7/01/38 (UB) (5)
5,750	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer	1/21 at 100.00	A2	5,844,932
	Research Center, Series 2011A, 5.625%, 1/01/35
1,250	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	1,671,363
	Services, Tender Option Bond Trust 2015-XF0148, 17.352%, 10/01/44, 144A (IF) (5)
6,565	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital,	10/22 at 100.00	Aa2	6,909,269
	Series 2012A, 5.000%, 10/01/42
	Washington State Housing Finance Commission, Non-profit Housing Revenue Bonds,
	Presbyterian Retirement Communities Northwest Project, Refunding Series 2016A:
5,450	5.000%, 1/01/46, 144A	1/25 at 102.00	BB	4,664,546
3,650	5.000%, 1/01/51, 144A	1/25 at 102.00	BB	3,060,634
21,510	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002-03C,	No Opt. Call	AA+	18,538,609
	0.000%, 6/01/28 – NPFG Insured (UB) (5)
49,175	Total Washington			46,406,303
	West Virginia – 1.7% (1.0% of Total Investments)
1,900	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue,	6/27 at 100.00	N/R	1,864,869
	University Town Centre Economic Opportunity Development District, Refunding & Improvement
	Series 2017A, 5.500%, 6/01/37, 144A
10,000	West Virginia Economic Development Authority, State Lottery Revenue Bonds, Series 2010A,	6/20 at 100.00	A1 (13)	10,048,300
	5.000%, 6/15/40 (Pre-refunded 6/15/20)
40,855	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United	6/23 at 100.00	A	43,230,310
	Health System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44
52,755	Total West Virginia			55,143,479
	Wisconsin – 4.3% (2.6% of Total Investments)
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Cornerstone Charter
	Academy, North Carolina, Series 2016A:
1,750	5.000%, 2/01/36, 144A	2/26 at 100.00	N/R	1,628,812
305	5.125%, 2/01/46, 144A	2/26 at 100.00	N/R	270,566
1,715	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community	6/26 at 100.00	N/R	1,435,043
	School Bonds, North Carolina, Series 2019A, 5.000%, 6/15/49, 144A
500	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community	6/24 at 100.00	N/R	429,830
	School, North Carolina, Series 2017A, 5.125%, 6/15/47, 144A
1,480	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Envision Science	5/26 at 100.00	N/R	1,381,166
	Academy Project, Series 2016A, 5.125%, 5/01/36, 144A
6,000	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Phoenix Academy	6/24 at 100.00	N/R	5,200,140
	Charter School, North Carolina, Series 2017A, 5.625%, 6/15/37, 144A
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Uwharrie Charter
	Academy, North Carolina, Series 2017A:
1,000	5.500%, 6/15/37, 144A	6/27 at 100.00	N/R	840,670
1,790	5.625%, 6/15/47, 144A	6/27 at 100.00	N/R	1,481,458
35,100	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American	12/27 at 100.00	N/R	32,924,151
	Dream @ Meadowlands Project, Series 2017, 7.000%, 12/01/50, 144A
1,700	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Proton Therapy Center,	10/27 at 100.00	N/R	1,842,834
	Senior Series 2017A, 7.000%, 10/01/47, 144A

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Public Finance Authority of Wisconsin, Revenue Bonds, Prime Healthcare Foundation, Inc.,
	Series 2017A:
$ 1,575	5.000%, 12/01/27	No Opt. Call	BBB–	$ 1,707,993
1,815	5.200%, 12/01/37	12/27 at 100.00	BBB–	1,844,693
	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health
	Sciences, Series 2020:
1,300	5.000%, 4/01/40, 144A	4/30 at 100.00	BB	1,209,988
4,765	5.000%, 4/01/50, 144A	4/30 at 100.00	BB	4,231,844
	Public Finance Authority, Wisconsin, Educational Revenue Bonds, Lake Norman Charter
	School, Series 2018A:
4,050	5.000%, 6/15/38, 144A	6/26 at 100.00	BBB–	4,233,951
1,575	5.000%, 6/15/48, 144A	6/26 at 100.00	BBB–	1,624,959
2,500	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project,	5/26 at 100.00	BBB–	2,236,050
	Refunding Series 2016C, 4.050%, 11/01/30
8,460	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health	7/21 at 100.00	Aa3 (13)	8,885,538
	Care, Inc., Series 2012A, 5.000%, 7/15/25 (Pre-refunded 7/15/21)
6,620	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Health	10/22 at 100.00	AA	6,920,482
	Inc. Obligated Group, Series 2012A, 5.000%, 4/01/42
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,
	Series 2012B:
3,495	4.500%, 2/15/40	2/22 at 100.00	A–	3,563,467
1,485	5.000%, 2/15/40	2/22 at 100.00	A–	1,528,377
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance,
	Inc., Series 2012:
11,000	5.000%, 6/01/32	6/22 at 100.00	A3	11,461,340
1,500	5.000%, 6/01/39	6/22 at 100.00	A3	1,551,420
1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital,	5/21 at 100.00	N/R (13)	1,312,013
	Inc., Series 2011A, 5.750%, 5/01/35 (Pre-refunded 5/01/21)
1,450	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rocket Education	6/26 at 100.00	N/R	1,352,806
	Obligated Group, Series 2017C, 5.250%, 6/01/40, 144A
16,190	Wisconsin Health and Educational Facilities Authority, Revenues Bonds, Gundersen	10/21 at 100.00	A1	16,404,032
	Lutheran, Series 2011A, 5.250%, 10/15/39
1,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	8/24 at 103.00	N/R	846,890
	American Baptist Homes of the Midwest Obligated Group, Refunding Series 2017,
	5.000%, 8/01/37
2,500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Aurora	4/23 at 100.00	Aa3 (13)	2,800,300
	Health Care, Inc., Series 2013A, 5.125%, 4/15/31 (Pre-refunded 4/15/23)
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson
	Hollow Project Series 2014:
1,000	5.375%, 10/01/44	10/22 at 102.00	N/R	1,008,330
1,500	5.500%, 10/01/49	10/22 at 102.00	N/R	1,518,630
1,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Rogers	7/24 at 100.00	A	1,076,240
	Memorial Hospital, Inc., Series 2014A, 5.000%, 7/01/34
2,850	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint	11/26 at 103.00	N/R	2,365,500
	Camillus Health System Inc., Series 2019A, 5.000%, 11/01/54
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint
	John’s Communities Inc., Series 2015B:
550	5.000%, 9/15/37	9/22 at 100.00	BBB–	522,401
1,350	5.000%, 9/15/45	9/22 at 100.00	BBB–	1,222,263
1,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Three	8/23 at 100.00	A	1,056,430
	Pillars Senior Living Communities, Refunding Series 2013, 5.000%, 8/15/33

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,
	Woodland Hills Senior Housing Project, Series 2014:
$ 2,565	5.000%, 12/01/44	12/22 at 102.00	N/R	$ 2,508,108
1,775	5.250%, 12/01/49	12/22 at 102.00	N/R	1,776,349
	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2019A:
2,800	3.150%, 11/01/44	11/28 at 100.00	Aa3	2,827,328
4,000	3.200%, 11/01/49	11/28 at 100.00	Aa3	4,017,560
144,260	Total Wisconsin			141,049,952
	Wyoming – 0.1% (0.0% of Total Investments)
	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St John’s Medical
	Center Project, Series 2011B:
1,000	5.500%, 12/01/27	12/21 at 100.00	A–	1,049,840
1,000	6.000%, 12/01/36	12/21 at 100.00	A–	1,046,990
2,000	Total Wyoming			2,096,830
$ 5,839,044	Total Municipal Bonds (cost $5,110,525,011)			5,284,251,439

Shares	Description (1)	Value
	COMMON STOCKS – 0.7% (0.4% of Total Investments)
	Electric Utilities – 0.7% (0.4% of Total Investments)
672,807	Energy Harbor Corp (8), (14)	$ 21,193,420
	Total Common Stocks (cost $8,651,268)	21,193,420
	Total Long-Term Investments (cost $5,119,176,279)	5,305,444,859

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.4% (0.3% of Total Investments)
	MUNICIPAL BONDS – 0.4% (0.3% of Total Investments)
	North Carolina – 0.4% (0.3% of Total Investments)
$ 14,300	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, Doing	4/20 at 100.00	VMIG1	$ 14,300,000
	Business as Atrium Health, Variable Rate Demand Obligations, Series 2018F, 0.200%, 1/15/48 (9)
$ 14,300	Total Short-Term Investments (cost $14,300,000)			14,300,000
	Total Investments (cost $5,133,476,279) – 162.1%			5,319,744,859
	Floating Rate Obligations – (5.8)%			(191,570,000)
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (3.4)% (10)			(111,907,742)
	MuniFund Term Preferred Shares, net of deferred offering costs – (12.3)% (11)			(403,883,992)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (42.9)% (12)			(1,407,966,653)
	Other Assets Less Liabilities – 2.3%			76,806,079
	Net Assets Applicable to Common Shares – 100%			$ 3,281,222,551

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below
BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(7)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value
Measurements for more information.
(9)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(10)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 2.1%.
(11)	MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 7.6%.
(12)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 26.5%.
(13)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(14)	Common Stock received as part of the bankruptcy settlements for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds,
FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue
Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control
Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35, Ohio Air Quality Development Authority, Ohio, Air Quality Development
Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue
Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue
Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010B, 3.750%, 6/01/33, Ohio Air Quality Development Authority, Ohio, Pollution Control
Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.125%, 1/01/34, Ohio Water Development Authority, Pollution Control Revenue Refunding
Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33, Ohio Water Development Authority, Pollution Control Revenue Refunding
Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from regis-
tration, which are normally those transactions with qualified institutional buyers.
ETM	Escrowed to maturity.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association
(SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in
Derivatives for more information.
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 161.0% (98.5% of Total Investments)
	MUNICIPAL BONDS – 159.1% (97.4% of Total Investments)
	Alabama – 1.2% (0.7% of Total Investments)
$ 8,585	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds,	9/25 at 100.00	N/R	$ 8,607,407
	University of Mobile Project, Series 2015A, 6.000%, 9/01/45, 144A
6,710	Alabama Special Care Facilities Financing Authority, Birmingham, Hospital Revenue Bonds,	6/20 at 100.00	N/R (13)	7,164,602
	Daughters of Charity National Health System – Providence Hospital and St Vincent’s Hospital,
	Series 1995, 5.000%, 11/01/25 (ETM)
5,835	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A,	No Opt. Call	A3	7,283,772
	5.000%, 9/01/46
2,375	Selma Industrial Development Board, Alabama, Gulf Opportunity Zone Revenue Bonds,	6/20 at 100.00	BBB	2,378,634
	International Paper Company Project, Series 2010A, 5.800%, 5/01/34
23,505	Total Alabama			25,434,415
	Alaska – 0.3% (0.2% of Total Investments)
	Alaska Industrial Development and Export Authority, Power Revenue Bonds, Snettisham
	Hydroelectric Project, Refunding Series 2015:
1,000	5.000%, 1/01/31 (AMT)	7/25 at 100.00	Baa2	1,078,780
2,950	5.000%, 1/01/33 (AMT)	7/25 at 100.00	Baa2	3,152,400
2,900	5.000%, 1/01/34 (AMT)	7/25 at 100.00	Baa2	3,088,152
95	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed	5/20 at 100.00	A2	95,200
	Bonds, Series 2006A, 4.625%, 6/01/23
6,945	Total Alaska			7,414,532
	Arizona – 2.4% (1.5% of Total Investments)
1,300	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue	3/22 at 100.00	A–	1,329,757
	Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30
2,820	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals	12/24 at 100.00	A2	3,023,294
	Project, Refunding Series 2014A, 5.000%, 12/01/39
10,450	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility	7/22 at 100.00	A	11,110,544
	Project, Refunding Senior Series 2012A, 5.000%, 7/01/30
2,255	Cahava Springs Revitalization District, Cave Creek, Arizona, Special Assessment Bonds,	7/27 at 100.00	N/R	1,747,805
	Series 2017A, 7.000%, 7/01/41, 144A (4)
3,185	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds,	7/25 at 100.00	N/R	3,314,789
	Series 2015, 5.000%, 7/15/39, 144A
1,750	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds,	9/28 at 100.00	A2	1,947,173
	HonorHealth, Series 2019A, 5.000%, 9/01/42
4,500	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien	7/20 at 100.00	A+ (13)	4,530,600
	Series 2010A, 5.000%, 7/01/40 (Pre-refunded 7/01/20)
	Phoenix Mesa Gateway Airport Authority, Arizona, Special Facility Revenue Bonds, Mesa
	Project, Series 2012:
400	5.000%, 7/01/27 (AMT)	7/22 at 100.00	A1	424,236
950	5.000%, 7/01/32 (AMT)	7/22 at 100.00	A1	1,006,734
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Edkey Charter Schools Project, Refunding Series 2013:
335	6.000%, 7/01/33	7/20 at 102.00	BB–	333,784
365	6.000%, 7/01/43	7/20 at 102.00	BB–	345,695
205	6.000%, 7/01/48	7/20 at 102.00	BB–	191,271
1,390	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/20 at 102.00	BB–	1,420,385
	Edkey Charter Schools Project, Series 2014A, 7.375%, 7/01/49

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Arizona (continued)
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Edkey Charter Schools Project, Series 2016:
$ 1,790	5.375%, 7/01/46	7/26 at 100.00	BB–	$ 1,533,028
2,140	5.500%, 7/01/51	7/26 at 100.00	BB–	1,836,719
595	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	2/24 at 100.00	N/R	592,650
	San Tan Montessori School Project, Series 2016, 6.500%, 2/01/48, 144A
2,060	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	2/28 at 100.00	N/R	2,080,703
	San Tan Montessori School Project, Series 2017, 6.750%, 2/01/50, 144A
865	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Noah	7/20 at 102.00	BB–	884,047
	Webster Schools ? Pima Project, Series 2014A, 7.250%, 7/01/39
3,710	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding	7/21 at 100.00	A+ (13)	3,905,703
	Series 2011, 5.250%, 7/01/41 (Pre-refunded 7/01/21)
7,235	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy	No Opt. Call	BBB+	8,830,100
	Inc. Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37
48,300	Total Arizona			50,389,017
	California – 24.8% (15.2% of Total Investments)
2,000	ABC Unified School District, Los Angeles County, California, General Obligation Bonds,	No Opt. Call	AA–	1,908,480
	Series 2000B, 0.000%, 8/01/23 – FGIC Insured
4,225	Alameda Unified School District, Alameda County, California, General Obligation Bonds,	No Opt. Call	AA	3,635,021
	Series 2005B, 0.000%, 8/01/28 – AGM Insured
535	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A,	3/26 at 100.00	Ba3	534,583
	5.000%, 3/01/41
1,900	Blythe Redevelopment Agency Successor Agency, California, Tax Allocation Bonds,	11/25 at 100.00	N/R	2,036,800
	Redevelopment Project 1, Refunding Series 2015, 5.000%, 5/01/38
	Calexico Unified School District, Imperial County, California, General Obligation Bonds,
	Series 2005B:
4,070	0.000%, 8/01/32 – FGIC Insured	No Opt. Call	A3	2,957,262
6,410	0.000%, 8/01/34 – FGIC Insured	No Opt. Call	A3	4,302,584
1,515	California Community Housing Agency, Workforce Housing Revenue Bonds, Annadel	4/29 at 100.00	N/R	1,441,629
	Apartments, Series 2019A, 5.000%, 4/01/49, 144A
1,295	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	5/20 at 100.00	N/R	1,200,348
	Golden Gate Tobacco Funding Corporation, Turbo, Series 2007A, 5.000%, 6/01/36
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,
	Los Angeles County Securitization Corporation, Series 2006A:
3,280	5.450%, 6/01/28	5/20 at 100.00	B2	3,280,361
13,500	5.600%, 6/01/36	5/20 at 100.00	B2	13,501,485
12,025	5.650%, 6/01/41	5/20 at 100.00	B2	12,026,323
200	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/20 at 100.00	A2	200,054
	Merced County Tobacco Funding Corporation, Series 2005A, 5.000%, 6/01/26
	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health
	System, Series 2013A:
3,840	5.000%, 7/01/33	7/23 at 100.00	AA–	4,179,917
710	5.000%, 7/01/37	7/23 at 100.00	AA–	766,480
825	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Santa Rosa	7/25 at 100.00	BB+	813,186
	Academy Project, Series 2015, 5.375%, 7/01/45, 144A
1,310	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/20 at 100.00	N/R (13)	1,331,065
	Series 2010A, 6.400%, 8/15/45 (Pre-refunded 8/15/20)
1,795	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San	1/29 at 100.00	Baa3	1,900,905
	Diego County Water Authority Desalination Project Pipeline, Refunding Series 2019, 5.000%,
	7/01/39, 144A
2,000	California School Finance Authority, Charter School Revenue Bonds, Downtown College Prep –	6/26 at 100.00	N/R	1,802,480
	Obligated Group, Series 2016, 5.000%, 6/01/51, 144A
2,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of	3/23 at 100.00	A+	2,153,740
	California, Various Projects Series 2013A, 5.000%, 3/01/38

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 4,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	10/21 at 100.00	A+	$ 4,731,435
	Series 2011A, 5.125%, 10/01/31
8,500	California State, General Obligation Bonds, Various Purpose Series 2010,	11/20 at 100.00	AA–	8,656,825
	5.250%, 11/01/40
3,000	California State, General Obligation Bonds, Various Purpose Series 2011,	10/21 at 100.00	AA–	3,177,300
	5.250%, 10/01/32
10,000	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	12/24 at 100.00	BB–	10,194,900
	Linda University Medical Center, Series 2014A, 5.500%, 12/01/54
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2016A:
2,250	5.000%, 12/01/41, 144A	6/26 at 100.00	BB–	2,246,917
17,155	5.000%, 12/01/46, 144A	6/26 at 100.00	BB–	16,863,365
7,335	5.250%, 12/01/56, 144A	6/26 at 100.00	BB–	7,341,895
27,545	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/28 at 100.00	BB–	27,954,319
	Linda University Medical Center, Series 2018A, 5.500%, 12/01/58, 144A
1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of	6/20 at 100.00	N/R	841,220
	Charity Health System, Series 2005A, 5.500%, 7/01/39 (5)
675	California Statewide Community Development Authority, Revenue Bonds, Daughters of	6/20 at 100.00	N/R	567,823
	Charity Health System, Series 2005H, 5.750%, 7/01/25 (5)
9,955	Capistrano Unified School District, Orange County, California, Special Tax Bonds,	No Opt. Call	Baa2	7,367,895
	Community Facilities District 98-2, Series 2005, 0.000%, 9/01/31 – FGIC Insured
	Clovis Unified School District, Fresno County, California, General Obligation Bonds,
	Election 2012 Series 2013B:
1,135	5.000%, 8/01/38 (Pre-refunded 8/01/23)	8/23 at 100.00	AA (13)	1,289,576
1,865	5.000%, 8/01/38 (Pre-refunded 8/01/23)	8/23 at 100.00	N/R (13)	2,109,371
4,000	Coast Community College District, Orange County, California, General Obligation Bonds,	No Opt. Call	AA+	3,900,280
	Series 2005, 0.000%, 8/01/22 – NPFG Insured
3,795	Colton Joint Unified School District, San Bernardino County, California, General	No Opt. Call	A+	2,354,684
	Obligation Bonds, Series 2006C, 0.000%, 2/01/37 – FGIC Insured
1,780	Contra Costa County, California, GNMA Mortgage-Backed Securities Program Home Mortgage	No Opt. Call	AA+ (13)	1,886,693
	Revenue Bonds, Series 1989, 7.750%, 5/01/22 (AMT) (ETM)
1,320	Davis, California, Special Tax Bonds, Community Facilities District 2015-1 Series 2015,	9/25 at 100.00	N/R	1,407,160
	5.000%, 9/01/40
5,000	Escondido Union School District, San Diego County, California, General Obligation Bonds,	8/27 at 100.00	Aa2	5,320,600
	Election 2014 Series 2018B, 4.000%, 8/01/47
2,510	Folsom Cordova Unified School District, Sacramento County, California, General	No Opt. Call	AA–	2,122,029
	Obligation Bonds, School Facilities Improvement District 1, Series 2004B, 0.000%,
	10/01/28 – NPFG Insured
3,360	Folsom Cordova Unified School District, Sacramento County, California, General	No Opt. Call	AA–	2,968,795
	Obligation Bonds, School Facilities Improvement District 2, Series 2002A, 0.000%, 7/01/27 –
	NPFG Insured
3,725	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	No Opt. Call	BBB	2,503,982
	Refunding Senior Lien Series 2015A, 0.000%, 1/15/34 – AGM Insured
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Series 2013A:
3,000	0.000%, 1/15/26 (6)	No Opt. Call	Baa2	2,735,910
1,560	5.750%, 1/15/46	1/24 at 100.00	Baa2	1,679,574
3,560	6.000%, 1/15/49 (Pre-refunded 1/15/24)	1/24 at 100.00	Baa2 (13)	4,225,862
4,505	Foothill-De Anza Community College District, Santa Clara County, California, Election of	No Opt. Call	AAA	3,596,206
	1999 General Obligation Bonds, Series A, 0.000%, 8/01/30 – NPFG Insured
5,855	Fremont Union High School District, Santa Clara County, California, General Obligation	8/27 at 100.00	AAA	6,304,547
	Bonds, Refunding Series 2017A, 4.000%, 8/01/46
2,315	Gateway Unified School District, California, General Obligation Bonds, Series 2004B,	No Opt. Call	A+	1,704,581
	0.000%, 8/01/32 – FGIC Insured

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 1,000	Gavilan Joint Community College District, Santa Clara and San Benito Counties,	8/21 at 100.00	AA (13)	$ 1,064,120
	California, General Obligation Bonds, Election of 2004 Series 2011D, 5.750%, 8/01/35
	(Pre-refunded 8/01/21)
8,495	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/25 at 100.00	A+	9,368,116
	Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/45
3,170	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	No Opt. Call	Aa3	2,830,620
	Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/26 – AGM Insured
8,550	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	8,389,089
	Asset-Backed Bonds, Series 2018A-1, 5.250%, 6/01/47
500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	487,380
	Asset-Backed Bonds, Series 2018A-2, 5.000%, 6/01/47
7,150	Grossmont Healthcare District, California, General Obligation Bonds, Series 2011B,	7/21 at 100.00	Aaa	7,611,532
	6.125%, 7/15/40 (Pre-refunded 7/15/21)
3,190	Hillsborough City School District, San Mateo County, California, General Obligation	No Opt. Call	AAA	2,862,164
	Bonds, Series 2006B, 0.000%, 9/01/27
5,000	Huntington Beach Union High School District, Orange County, California, General	No Opt. Call	Aa2	3,720,600
	Obligation Bonds, Series 2005, 0.000%, 8/01/31 – NPFG Insured
2,500	Huntington Beach Union High School District, Orange County, California, General	No Opt. Call	AA–	1,786,025
	Obligation Bonds, Series 2007, 0.000%, 8/01/32 – FGIC Insured
14,565	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/28 at 100.00	AA–	16,225,556
	Airport, Subordinate Lien Series 2018A, 5.000%, 5/15/44 (AMT)
2,750	Los Angeles Regional Airports Improvement Corporation, California, Lease Revenue Bonds,	1/22 at 100.00	A	2,861,897
	LAXFUEL Corporation at Los Angeles International Airport, Refunding Series 2012, 4.500%,
	1/01/27 (AMT)
2,000	Martinez Unified School District, Contra Costa County, California, General Obligation	8/24 at 100.00	AA	2,354,580
	Bonds, Series 2011, 5.875%, 8/01/31
1,000	Mendocino-Lake Community College District, Mendocino and Lake Counties, California,	8/26 at 100.00	A1	1,231,270
	General Obligation Bonds, Election 2006, Series 2011B, 5.600%, 8/01/31 – AGM Insured
10,000	Milpitas Municipal Financing Authority, California, Wastewater Revenue Bonds, Series	11/29 at 100.00	AA+	10,923,800
	2019, 4.000%, 11/01/49
2,335	Morongo Band of Mission Indians, California, Enterprise Revenue Bonds, Series 2018A, 5.000%,	10/28 at 100.00	BBB–	2,059,633
	10/01/42, 144A
	Mount San Antonio Community College District, Los Angeles County, California, General
	Obligation Bonds, Election of 2008, Series 2013A:
1,030	0.000%, 8/01/28 (6)	2/28 at 100.00	AA	1,135,091
2,320	0.000%, 8/01/43 (6)	8/35 at 100.00	AA	2,275,433
5,420	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	BBB+	7,773,798
	Series 2009B, 6.500%, 11/01/39
	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,
	Series 2009C:
2,700	7.000%, 11/01/34	No Opt. Call	BBB+	3,807,000
2,200	6.500%, 11/01/39	No Opt. Call	BBB+	3,155,416
	North Orange County Community College District, California, General Obligation Bonds,
	Election of 2002 Series 2003B:
7,735	0.000%, 8/01/25 – FGIC Insured	No Opt. Call	AA+	7,163,074
4,180	0.000%, 8/01/26 – FGIC Insured	No Opt. Call	AA+	3,777,006
10,885	Norwalk La Mirada Unified School District, Los Angeles County, California, General	No Opt. Call	A+	9,981,110
	Obligation Bonds, Election 2002 Series 2005B, 0.000%, 8/01/25 – FGIC Insured
405	Palomar Pomerado Health Care District, California, Certificates of Participation, Series	11/20 at 100.00	Ba1 (13)	413,805
	2010, 5.250%, 11/01/21 (Pre-refunded 11/01/20)
6,000	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation,	No Opt. Call	BBB–	5,563,080
	Election of 2004, Series 2007A, 0.000%, 8/01/24 – NPFG Insured
12,210	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital	8/30 at 100.00	BBB–	16,280,326
	Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/40 (6)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 5,000	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 7.000%,	8/29 at 100.00	BBB–	$ 6,908,350
	8/01/38 – AGC Insured
1,750	Paramount Unified School District, Los Angeles County, California, General Obligation	No Opt. Call	Aa3	1,675,362
	Bonds, Series 2001B, 0.000%, 9/01/23 – AGM Insured
9,315	Perris, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage	No Opt. Call	AA+ (13)	10,843,219
	Revenue Bonds, Series 1989A, 7.600%, 1/01/23 (AMT) (ETM)
2,500	Petaluma, Sonoma County, California, Wastewater Revenue Bonds, Refunding Series 2011,	5/21 at 100.00	AA+ (13)	2,611,750
	5.500%, 5/01/32 (Pre-refunded 5/01/21)
3,850	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates	10/21 at 100.00	A2	4,110,414
	of Participation, Refunding Series 2011, 6.250%, 10/01/28 – AGM Insured
3,200	Redlands Unified School District, San Bernardino County, California, General Obligation	No Opt. Call	A2	2,799,488
	Bonds, Series 2003, 0.000%, 7/01/27 – AGM Insured
2,000	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax	6/20 at 100.00	N/R (13)	2,017,300
	Allocation Bonds, Refunding Series 2010, 6.125%, 6/30/37 (Pre-refunded 6/30/20)
205	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds,	6/23 at 100.00	BBB+	216,736
	Series 2013A, 5.750%, 6/01/44
2,755	Sacramento City Unified School District, Sacramento County, California, General	No Opt. Call	BBB+	2,499,529
	Obligation Bonds, Series 2007, 0.000%, 7/01/25 – AGM Insured
3,550	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series	12/21 at 100.00	BB	3,787,601
	2011, 7.500%, 12/01/41
165	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District	9/25 at 100.00	N/R	176,060
	2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40
3,000	San Diego Community College District, California, General Obligation Bonds, Tender	8/21 at 100.00	AAA	3,493,680
	Option Bond Trust 2016-XG0053, 13.465%, 8/01/41, 144A (IF) (7)
50,510	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/28 at 100.00	A+	56,202,477
	International Airport, Second Series 2018D, 5.000%, 5/01/48 (AMT)
	San Francisco Airports Commission, California, Revenue Bonds, San Francisco
	International Airport, Second Series 2019A:
1,000	5.000%, 5/01/44 (AMT)	5/29 at 100.00	A+	1,129,950
22,975	5.000%, 5/01/49 (AMT)	5/29 at 100.00	A+	25,782,775
2,700	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	1/25 at 100.00	BBB–	2,845,422
	Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road
	Revenue Bonds, Refunding Senior Lien Series 2014A:
6,630	5.000%, 1/15/44	1/25 at 100.00	BBB	7,018,651
3,160	5.000%, 1/15/50	1/25 at 100.00	BBB	3,334,084
7,205	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	No Opt. Call	Baa2	6,619,017
	Revenue Bonds, Refunding Series 1997A, 0.000%, 1/15/23 – NPFG Insured
9,750	San Luis Obispo County Community College District, California, General Obligation Bonds,	8/28 at 100.00	AA–	10,620,772
	Election of 2014 Series 2018B, 4.000%, 8/01/43
5,760	San Ysidro School District, San Diego County, California, General Obligation Bonds,	8/25 at 34.92	A2	1,777,766
	Refunding Series 2015, 0.000%, 8/01/45
5,520	Silicon Valley Clean Water, Mateo County, California, Wastewater Revenue Bonds, Series	2/28 at 100.00	AA	6,026,350
	2018, 4.000%, 8/01/42
	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement
	Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A:
7,500	0.000%, 6/01/36	6/20 at 41.17	N/R	3,038,775
37,555	0.000%, 6/01/47	6/20 at 21.93	N/R	7,550,433
1,820	Southwestern Community College District, San Diego County, California, General	8/27 at 100.00	AA–	1,977,157
	Obligation Bonds, Election of 2016, Series 2017A, 4.000%, 8/01/42
1,800	Walnut Valley Unified School District, Los Angeles County, California, General	No Opt. Call	AA–	1,576,260
	Obligation Bonds, Election 2000 Series 2003D, 0.000%, 8/01/27 – FGIC Insured

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	Wiseburn School District, Los Angeles County, California, General Obligation Bonds,
	Series 2011B:
$ 4,005	0.000%, 8/01/36 – AGM Insured (6)	8/31 at 100.00	AA	$ 4,134,442
3,900	5.625%, 5/01/41 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 100.00	AA (13)	4,141,527
3,000	Yuba Community College District, California, General Obligation Bonds, Election 2006	8/21 at 100.00	Aa2 (13)	3,173,820
	Series 2011C, 5.250%, 8/01/47 (Pre-refunded 8/01/21)
544,005	Total California			519,217,135
	Colorado – 6.7% (4.1% of Total Investments)
1,250	Adams County School District 1, Mapleton Public Schools, Colorado, General Obligation	12/20 at 100.00	Aa2 (13)	1,290,250
	Bonds, Series 2010, 6.250%, 12/01/35 (Pre-refunded 12/01/20)
1,500	Anthem West Metropolitan District, Colorado, General Obligation Bonds, Refunding Series	12/25 at 100.00	A3	1,742,955
	2015, 5.000%, 12/01/35 – BAM Insured
1,215	Base Village Metropolitan District 2, Colorado, General Obligation Bonds, Refunding	12/21 at 103.00	N/R	1,198,063
	Series 2016A, 5.500%, 12/01/36
	Canyons Metropolitan District 5, Douglas County, Colorado, Limited Tax General
	Obligation and Special Revenue Bonds, Refunding & Improvement Series 2017A:
775	6.000%, 12/01/37	12/22 at 103.00	N/R	749,146
2,320	6.125%, 12/01/47	12/22 at 103.00	N/R	2,186,345
685	Canyons Metropolitan District 6, Douglas County, Colorado, Limited Tax General Obligation	12/22 at 103.00	N/R	617,849
	and Special Revenue Bonds, Refunding & Improvement Series 2017A, 6.125%, 12/01/47
500	Castle Oaks Metropolitan District 3, Castle Rock, Douglas County, Colorado, General	12/20 at 103.00	N/R (13)	527,205
	Obligation Limited Tax Bonds, Series 2016, 5.500%, 12/01/45 (Pre-refunded 12/01/20)
	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding &
	Improvement Series 2017:
770	5.000%, 12/01/37, 144A	12/22 at 103.00	N/R	705,797
2,210	5.000%, 12/01/47, 144A	12/22 at 103.00	N/R	1,900,490
625	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds,	12/23 at 100.00	BBB–	658,606
	Refunding Series 2013A, 6.000%, 12/01/38
1,000	Cherry Creek Corporate Center Metropolitan District, Arapahoe County, Colorado, Revenue	12/25 at 100.00	N/R	913,390
	Bonds, Refunding Senior Lien Series 2015A, 5.000%, 6/01/37
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	6/20 at 100.00	AA–	1,000,570
	Pinnacle Charter School, Inc. High School Project, Series 2010, 5.000%, 12/01/29
1,745	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori Peaks	6/20 at 100.00	N/R	1,716,993
	Academy, Series 2006A, 5.400%, 5/01/26
9,335	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	1/23 at 100.00	BBB+ (13)	10,365,304
	Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)
2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Children’s Hospital	12/23 at 100.00	A+	2,139,960
	Colorado Project, Series 2013A, 5.000%, 12/01/36
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,
	Series 2019A-2:
4,000	5.000%, 8/01/37	8/29 at 100.00	BBB+	4,343,760
8,335	5.000%, 8/01/38	8/29 at 100.00	BBB+	9,009,802
6,500	5.000%, 8/01/39	8/29 at 100.00	BBB+	6,992,050
2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Craig Hospital Project,	12/22 at 100.00	A+	2,034,800
	Series 2012, 4.000%, 12/01/42
585	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good	6/23 at 100.00	N/R (13)	670,948
	Samaritan Society Project, Series 2013, 5.625%, 6/01/43 (Pre-refunded 6/01/23)
3,655	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good	6/25 at 100.00	N/R (13)	4,374,669
	Samaritan Society Project, Series 2013A, 5.000%, 6/01/45 (Pre-refunded 6/01/25)
2,105	Colorado International Center Metropolitan District 14, Denver, Colorado, Limited Tax	12/23 at 103.00	N/R	1,889,385
	General Obligation Bonds, Refunding & Improvement Series 2018, 5.875%, 12/01/46
2,250	Colorado Springs, Colorado, Utilities System Revenue Bonds, Improvement Series 2013B-1,	11/23 at 100.00	Aa2	2,507,648
	5.000%, 11/15/38

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,000	Concord Metropolitan District, Douglas County, Colorado, General Obligation Bonds,	12/20 at 100.00	BBB+ (13)	$ 1,025,660
	Refunding Series 2010, 5.375%, 12/01/40 (Pre-refunded 12/01/20)
500	Copperleaf Metropolitan District 2, Arapahoe County, Colorado, Limited Tax General	12/20 at 103.00	N/R	501,915
	Obligation Bonds, Series 2006, 5.250%, 12/01/30
2,200	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B,	11/22 at 100.00	A+	2,347,158
	5.000%, 11/15/32
3,870	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	11/23 at 100.00	A	4,169,422
	2013B, 5.000%, 11/15/43
	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, 9th and Colorado
	Urban Redevelopment Area, Series 2018A:
835	5.250%, 12/01/39, 144A	12/23 at 103.00	N/R	773,352
1,310	5.250%, 12/01/39, 144A	12/23 at 103.00	N/R	1,213,283
10,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation	No Opt. Call	A	4,439,700
	Series 2010A, 0.000%, 9/01/41
8,845	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%,	No Opt. Call	A	7,406,891
	9/01/26 – NPFG Insured
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
7,550	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A	5,656,233
11,100	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	A	7,661,886
10,000	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	6,594,800
8,135	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%,	9/20 at 63.99	A	5,158,485
	9/01/28 – NPFG Insured
	Eaton Area Park and Recreation District, Colorado, General Obligation Limited Tax Bonds,
	Series 2015:
475	5.500%, 12/01/30	12/22 at 100.00	N/R	484,557
180	5.250%, 12/01/34	12/22 at 100.00	N/R	180,895
500	Erie Highlands Metropolitan District No 1 (In the Town of Erie), Weld County, Colorado,	12/20 at 103.00	N/R	476,590
	General Obligation Limited Tax Bonds, Series 2015A, 5.750%, 12/01/45
922	Flatiron Meadows Metropolitan District, Boulder County, Colorado, General Obligation	12/21 at 103.00	N/R	811,729
	Limited Tax Bonds, Series 2016, 5.125%, 12/01/46
	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds,
	Series 2014:
1,125	5.750%, 12/01/30	12/24 at 100.00	N/R	1,117,294
1,000	6.000%, 12/01/38	12/24 at 100.00	N/R	958,580
770	Great Western Park Metropolitan District 2, Broomfield City and County, Colorado,	12/21 at 100.00	N/R	667,390
	General Obligation Bonds, Series 2016A, 5.000%, 12/01/46
	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A:
1,590	5.250%, 12/01/36	12/21 at 103.00	N/R	1,460,749
6,130	5.375%, 12/01/46	12/21 at 103.00	N/R	5,476,174
1,000	Meridian Metropolitan District, Douglas County, Colorado, General Obligation Refunding	12/21 at 100.00	A– (13)	1,065,270
	Bonds, Series 2011A, 5.000%, 12/01/41 (Pre-refunded 12/01/21)
825	North Range Metropolitan District No 2 , In the City of Commerce City, Adams County,	12/22 at 103.00	N/R	774,131
	Colorado , Limited Tax General Obligation and Special Revenue and Improvement Bonds,
	Refunding Series 2017A, 5.750%, 12/01/47
4,310	Painted Prairie Public Improvement Authority, Aurora, Colorado, Special Revenue Bonds,	12/24 at 103.00	N/R	3,885,422
	Series 2019, 5.000%, 12/01/39
1,870	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/25 at 100.00	A	2,108,519
	Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45
3,015	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue	12/20 at 100.00	A2 (13)	3,108,133
	Refunding Bonds, Series 2011, 6.125%, 12/01/41 (Pre-refunded 12/01/20) – AGM Insured
500	Parker Automotive Metropolitan District (In the Town of Parker, Colorado), General	12/26 at 100.00	N/R	434,465
	Obligation Bonds, Refunding Series 2016, 5.000%, 12/01/45
1,590	Regional Transportation District, Colorado, Certificates of Participation, Series 2010A,	6/20 at 100.00	AA– (13)	1,595,438
	5.375%, 6/01/31 (Pre-refunded 6/01/20)

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project
	Private Activity Bonds, Series 2010:
$ 4,355	6.000%, 1/15/34	7/20 at 100.00	Baa3	$ 4,367,150
2,365	6.000%, 1/15/41	7/20 at 100.00	Baa3	2,371,598
1,006	Reserve Metropolitan District 2, Mount Crested Butte, Colorado, Limited Tax General	12/26 at 100.00	N/R	873,711
	Obligation Bonds, Refunding Series 2016A, 5.000%, 12/01/45
525	Sierra Ridge Metropolitan District 2, Douglas County, Colorado, General Obligation	12/21 at 103.00	N/R	491,426
	Bonds, Limited Tax Series 2016A, 5.500%, 12/01/46
640	Thompson Crossing Metropolitan District 6, Johnstown, Larimer County, Colorado, General	12/20 at 103.00	N/R	596,211
	Obligation Limited Tax Bonds Series 2015A, 6.000%, 12/01/44
55	Water Valley Metropolitan District 1, Colorado, General Obligation Bonds, Refunding	12/26 at 100.00	N/R	53,713
	Series 2016, 5.250%, 12/01/40
105	Water Valley Metropolitan District 2, Windsor, Colorado, General Obligation Bonds,	12/26 at 100.00	N/R	103,181
	Refunding Series 2016, 5.250%, 12/01/40
156,558	Total Colorado			139,947,096
	Connecticut – 0.3% (0.2% of Total Investments)
1,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford	7/21 at 100.00	A (13)	1,573,905
	HealthCare, Series 2011A, 5.000%, 7/01/41 (Pre-refunded 7/01/21)
5,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity Health	6/26 at 100.00	AA–	5,516,800
	Credit Group, Series 2016CT, 5.000%, 12/01/45
6,500	Total Connecticut			7,090,705
	Florida – 6.3% (3.9% of Total Investments)
1,250	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter	9/20 at 100.00	BBB	1,260,000
	Academy, Inc. Project, Series 2010A, 6.000%, 9/01/40
	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter
	Academy, Inc. Project, Series 2013A:
1,005	5.000%, 9/01/43	9/23 at 100.00	BBB	1,031,452
865	5.000%, 9/01/45	9/23 at 100.00	BBB	886,340
625	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds,	11/27 at 100.00	N/R	645,131
	Series 2016A, 5.375%, 11/01/36
665	Bexley Community Development District, Pasco County, Florida, Special Assessment Revenue	5/26 at 100.00	N/R	651,088
	Bonds, Series 2016, 4.700%, 5/01/36
3,430	Broward County, Florida, Airport Facility Revenue Bonds, Learjet Inc., Series 2000,	6/20 at 100.00	Caa3	3,414,359
	7.500%, 11/01/20 (AMT)
1,480	Broward County, Florida, Fuel System Revenue Bonds, Fort Lauderdale Fuel Facilities LLC	4/23 at 100.00	AA	1,617,211
	Project, Series 2013A, 5.000%, 4/01/33 – AGM Insured (AMT)
4,390	Capital Trust Agency, Florida, Multifamily Housing Revenue Bonds, The Gardens Apartments	7/25 at 100.00	CCC+	2,650,243
	Project, Series 2015A, 5.000%, 7/01/50
	Creekside at Twin Creeks Community Development District, Florida, Special Assessment
	Bonds, Area 1 Project, Series 2016A-1:
120	5.250%, 11/01/37	11/28 at 100.00	N/R	123,074
155	5.600%, 11/01/46	11/28 at 100.00	N/R	160,842
	Downtown Doral Community Development District, Florida, Special Assessment Bonds,
	Series 2015:
555	5.250%, 5/01/35	5/26 at 100.00	N/R	556,693
615	5.300%, 5/01/36	5/26 at 100.00	N/R	616,876
955	5.500%, 5/01/45	5/26 at 100.00	N/R	964,512
1,305	5.500%, 5/01/46	5/26 at 100.00	N/R	1,317,998
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown
	Doral Charter Upper School Project, Series 2017C:
1,115	5.650%, 7/01/37, 144A	7/27 at 101.00	N/R	976,974
3,385	5.750%, 7/01/47, 144A	7/27 at 101.00	N/R	2,891,568

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida
	Charter Foundation Inc. Projects, Series 2016A:
$ 1,015	6.250%, 6/15/36, 144A	6/26 at 100.00	N/R	$ 1,068,511
1,420	4.750%, 7/15/36, 144A	7/26 at 100.00	N/R	1,234,931
2,475	6.375%, 6/15/46, 144A	6/26 at 100.00	N/R	2,596,423
1,465	5.000%, 7/15/46, 144A	7/26 at 100.00	N/R	1,218,836
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Pepin
	Academies Inc., Series 2016A:
1,000	5.000%, 7/01/36	7/26 at 100.00	N/R	859,310
6,785	5.125%, 7/01/46	7/26 at 100.00	N/R	5,502,364
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,
	Renaissance Charter School Income Projects, Series 2015A:
900	6.000%, 6/15/35, 144A	6/25 at 100.00	N/R	928,242
560	6.125%, 6/15/46, 144A	6/25 at 100.00	N/R	572,449
	Florida Development Finance Corporation, Florida, Surface Transportation Facility
	Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A:
10,000	5.000%, 1/01/49 (AMT) (Mandatory Put 1/01/29), 144A	7/20 at 105.00	N/R	8,485,300
30,000	6.250%, 1/01/49 (AMT) (Mandatory Put 1/01/24), 144A	7/20 at 104.00	N/R	26,194,500
10,000	6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	7/20 at 105.00	N/R	8,569,600
1,100	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova	4/21 at 100.00	Baa1	1,131,042
	Southeastern University, Refunding Series 2011, 6.375%, 4/01/31
320	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special	5/26 at 100.00	N/R	311,606
	Assessment Bonds, South Parcel Assessment Area Project, Series 2016, 4.750%, 5/01/36
5,000	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds,	10/27 at 100.00	A+	5,445,450
	Priority Subordinated Series 2017, 5.000%, 10/01/47 (AMT)
14,375	Halifax Hospital Medical Center, Daytona Beach, Florida, Hospital Revenue Bonds,	6/26 at 100.00	A–	15,834,494
	Refunding & Improvement Series 2016, 5.000%, 6/01/36
1,750	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International	10/24 at 100.00	A+	1,850,432
	Airport, Subordinate Lien Series 2015B, 5.000%, 10/01/40 (AMT)
4,695	Hillsborough County Aviation Authority, Florida, Tampa International Airport Customer	10/24 at 100.00	A3	4,921,487
	Facility Charge Revenue Bonds, Series 2015A, 5.000%, 10/01/44
2,490	Miami-Dade County, Florida, Special Obligation Bonds, Refunding Subordinate Series	10/22 at 100.00	A2	2,700,654
	2012B, 5.000%, 10/01/37
7,045	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%,	10/22 at 100.00	A+ (13)	7,772,537
	10/01/42 (Pre-refunded 10/01/22)
2,140	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement	8/26 at 100.00	N/R	2,272,124
	Bonds, Development Unit 53, Series 2015, 5.350%, 8/01/35
2,185	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando	4/22 at 100.00	A2	2,263,988
	Health, Inc., Series 2012A, 5.000%, 10/01/42
2,335	Orlando, Florida, Capital Improvement Special Revenue Bonds, Series 2014B, 5.000%,	10/24 at 100.00	Aa2	2,656,599
	10/01/46
85	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences	6/22 at 102.00	N/R	88,196
	of Boca Raton Project, Series 2014A, 7.250%, 6/01/34
1,745	Palm Beach County, Florida, Revenue Bonds, Provident Group – PBAU Properties LLC – Palm	4/29 at 100.00	Ba1	1,625,677
	Beach Atlantic University Housing Project, Series 2019A, 5.000%, 4/01/39, 144A
545	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 3	11/26 at 100.00	N/R	545,845
	Project, Series 2016, 5.000%, 11/01/46
	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue
	Bonds, Assessment Area 2, Series 2016:
160	4.750%, 11/01/28	11/27 at 100.00	N/R	160,136
265	5.375%, 11/01/36	11/27 at 100.00	N/R	265,726
375	South Village Community Development District, Clay County, Florida, Capital Improvement	5/26 at 100.00	A	378,810
	Revenue Bonds, Refunding Series 2016A1, 3.625%, 5/01/35

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
	South Village Community Development District, Clay County, Florida, Capital Improvement
	Revenue Bonds, Refunding Series 2016A2:
$ 120	4.350%, 5/01/26	No Opt. Call	N/R	$ 120,990
100	4.875%, 5/01/35	5/26 at 100.00	N/R	101,149
1,350	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central	1/24 at 100.00	A–	1,447,011
	Florida Health Alliance Projects, Series 2014A, 5.125%, 7/01/34
3,300	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A,	5/22 at 100.00	Aa2	3,472,128
	5.000%, 11/15/33
85	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	5/22 at 100.00	N/R	62,124
	Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (6)
110	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note,	6/20 at 100.00	N/R	1
	Series 2007-3, 6.650%, 5/01/40 (4)
295	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	6/20 at 100.00	N/R	254,971
	Series 2015-1, 0.000%, 5/01/40 (6)
180	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	6/20 at 100.00	N/R	119,342
	Series 2015-2, 0.000%, 5/01/40 (6)
195	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	6/20 at 100.00	N/R	2
	Series 2015-3, 6.610%, 5/01/40 (4)
300	Union Park Community Development District, Florida, Capital Improvement Revenue Bonds,	11/27 at 100.00	N/R	308,277
	Series 2016A-1, 5.375%, 11/01/37
140,180	Total Florida			133,105,625
	Georgia – 2.4% (1.5% of Total Investments)
2,725	Atlanta Development Authority, Georgia, Revenue Bonds, New Downtown Atlanta Stadium	7/25 at 100.00	A+	2,836,153
	Project, Senior Lien Series 2015A-1, 5.250%, 7/01/40
15,000	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2010C, 5.250%, 1/01/30	1/21 at 100.00	Aa3	15,356,850
4,400	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/22 –	No Opt. Call	AA–	4,695,900
	FGIC Insured
3,250	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds,	9/20 at 100.00	N/R (13)	3,306,550
	DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30 (Pre-refunded 9/01/20)
13,080	Fulton County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc.	7/29 at 100.00	A1	13,209,100
	Project, Series 2019A, 4.000%, 7/01/49
840	Macon-Bibb County Urban Development Authority, Georgia, Revenue Bonds, Academy for	6/27 at 100.00	N/R	752,858
	Classical Education, Series 2017, 5.875%, 6/15/47, 144A
1,070	Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Series 2019A,	5/29 at 100.00	A3	1,153,610
	5.000%, 5/15/43
3,000	Marietta Development Authority, Georgia, University Facilities Revenue Bonds, Life	11/27 at 100.00	Ba3	2,645,970
	University, Inc. Project, Refunding Series 2017A, 5.000%, 11/01/47, 144A
2,750	Monroe County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia	6/24 at 100.00	Baa1	2,812,452
	Power Company – Scherer Plant, First Series 1995, 2.250%, 7/01/25
4,010	Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds,	7/25 at 100.00	Baa3	4,069,629
	Series 2015A, 5.000%, 7/01/60
50,125	Total Georgia			50,839,072
	Guam – 0.2% (0.1% of Total Investments)
4,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/20 at 100.00	BBB– (13)	4,030,360
	2010, 5.500%, 7/01/30 (Pre-refunded 7/01/20)
810	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/23 at 100.00	BBB–	825,269
	2013, 5.500%, 7/01/43
4,810	Total Guam			4,855,629

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Hawaii – 0.3% (0.2% of Total Investments)
$ 1,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/20 at 100.00	A1 (13)	$ 1,007,650
	Health Obligated Group, Series 2010A, 5.500%, 7/01/40 (Pre-refunded 7/01/20)
3,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	A1	3,185,490
	Health Obligated Group, Series 2013A, 5.500%, 7/01/43
1,175	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	BB	1,200,122
	University, Series 2013A, 6.625%, 7/01/33
5,175	Total Hawaii			5,393,262
	Idaho – 0.1% (0.1% of Total Investments)
1,175	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project,	9/26 at 100.00	BB+	1,253,067
	Refunding Series 2016, 5.000%, 9/01/37
595	Idaho Water Resource Board, Water Resource Loan Program Revenue, Ground Water Rights	9/22 at 100.00	A3	643,439
	Mitigation Series 2012A, 5.000%, 9/01/32
1,770	Total Idaho			1,896,506
	Illinois – 30.2% (18.5% of Total Investments)
50,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A	51,776,000
	Series 2016, 6.000%, 4/01/46
1,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues	12/21 at 100.00	B1	988,230
	Series 2011A, 5.500%, 12/01/39
8,500	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/22 at 100.00	B1	8,362,300
	Refunding Series 2012B, 5.000%, 12/01/33
8,400	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB–	9,276,036
	Refunding Series 2017B, 7.000%, 12/01/42, 144A
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,
	Series 2016A:
1,800	7.000%, 12/01/26	12/25 at 100.00	BB–	2,022,732
51,780	7.000%, 12/01/44	12/25 at 100.00	BB–	55,812,626
6,210	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB–	6,823,486
	Series 2017A, 7.000%, 12/01/46, 144A
450	Chicago Board of Education, Illinois, General Obligation Bonds, Series 1999A, 0.000%,	No Opt. Call	BB–	357,809
	12/01/26 – NPFG Insured
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated
	Tax Revenues, Series 1998B-1:
1,715	0.000%, 12/01/26 – NPFG Insured	No Opt. Call	BB–	1,363,648
1,765	0.000%, 12/01/30 – NPFG Insured	No Opt. Call	BB–	1,175,843
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated
	Tax Revenues, Series 1999A:
2,585	0.000%, 12/01/27 – NPFG Insured	No Opt. Call	BB–	1,974,320
8,565	0.000%, 12/01/31 – NPFG Insured	No Opt. Call	BB–	5,420,960
4,300	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011,	12/21 at 100.00	A3	4,513,108
	5.250%, 12/01/40
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
25,755	0.000%, 1/01/29 – NPFG Insured	No Opt. Call	BBB–	17,672,308
8,765	0.000%, 1/01/34 – FGIC Insured	No Opt. Call	BBB–	4,629,059
17,310	0.000%, 1/01/37 – FGIC Insured	No Opt. Call	BBB–	7,731,338
670	Chicago, Illinois, General Obligation Bonds, Neighborhoods Alive 21 Program, Series	1/25 at 100.00	Ba1	686,844
	2002B, 5.500%, 1/01/31
2,695	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A,	1/24 at 100.00	Ba1	2,662,337
	5.000%, 1/01/35
27,095	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A,	1/27 at 100.00	BBB–	28,206,708
	6.000%, 1/01/38
2,000	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2005D,	1/25 at 100.00	Ba1	2,013,080
	5.500%, 1/01/40

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 4,930	Chicago, Illinois, General Obligation Bonds, Project Series 2011A, 5.250%, 1/01/35	1/21 at 100.00	Ba1	$ 4,901,307
550	Chicago, Illinois, General Obligation Bonds, Project Series 2012A, 5.000%, 1/01/34	1/22 at 100.00	Ba1	547,069
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2007E:
10,115	5.500%, 1/01/35	1/25 at 100.00	Ba1	10,272,288
5,890	5.500%, 1/01/42	1/25 at 100.00	Ba1	5,912,735
765	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C, 5.000%, 1/01/35	1/26 at 100.00	BBB–	755,728
1,610	Chicago, Illinois, General Obligation Bonds, Series 1999, 0.000%, 1/01/30	No Opt. Call	A2	1,185,958
	Chicago, Illinois, General Obligation Bonds, Series 2015A:
1,000	5.500%, 1/01/35	1/25 at 100.00	BBB–	1,015,550
9,800	5.500%, 1/01/39	1/25 at 100.00	BBB–	9,870,952
5,630	Chicago, Illinois, Sales Tax Revenue Bonds, Series 2011A, 5.250%, 1/01/38	1/22 at 100.00	N/R (13)	6,054,502
	(Pre-refunded 1/01/22)
3,095	Cook County Forest Preserve District, Illinois, General Obligation Bonds, Personal Property	6/22 at 100.00	A2	3,290,264
	Replacement Tax Alternate Source, Series 2012C, 5.000%, 12/15/37 – AGM Insured
25,375	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A,	11/20 at 100.00	A2	25,458,230
	5.250%, 11/15/33
800	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools	12/25 at 100.00	N/R	808,752
	Belmont School Project, Series 2015A, 5.500%, 12/01/30, 144A
	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network,
	Refunding and Improvement Series 2011A:
1,380	6.875%, 10/01/31	10/21 at 100.00	BB+	1,428,176
2,535	7.125%, 10/01/41	10/21 at 100.00	BB+	2,610,695
2,675	Illinois Finance Authority, Revenue Bonds, Columbia College Chicago, Series	12/25 at 100.00	BBB+	2,791,416
	2015A, 5.000%, 12/01/37
5,220	Illinois Finance Authority, Revenue Bonds, DePaul University, Series 2011A, 5.750%,	4/21 at 100.00	A (13)	5,459,702
	10/01/27 (Pre-refunded 4/01/21)
845	Illinois Finance Authority, Revenue Bonds, Illinois Wesleyan University, Refunding	9/26 at 100.00	Baa2	893,613
	Series 2016, 5.000%, 9/01/46
5,015	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013, 5.000%,	5/22 at 100.00	A1 (13)	5,399,299
	5/15/43 (Pre-refunded 5/15/22)
20,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Healthcare, Series	1/28 at 100.00	Aa2	23,134,200
	2017A, 5.000%, 7/15/42
	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago,
	Series 2013A:
415	5.500%, 7/01/28	7/23 at 100.00	A–	449,985
905	6.000%, 7/01/43	7/23 at 100.00	A–	986,287
1,050	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,	8/25 at 100.00	Baa1	1,102,343
	Refunding Series 2015C, 5.000%, 8/15/44
2,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center,	2/21 at 100.00	AA– (13)	2,592,825
	Series 2011C, 5.500%, 8/15/41 (Pre-refunded 2/15/21) (UB) (7)
3,000	Illinois Finance Authority, Revenue Bonds, University of Chicago, Refunding Series	10/25 at 100.00	AA–	3,347,580
	2015A, 5.000%, 10/01/46 (UB) (7)
4,125	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A,	10/21 at 100.00	AA–	4,305,758
	5.000%, 10/01/51
	Illinois State, General Obligation Bonds, April Series 2014:
6,165	5.000%, 4/01/38	4/24 at 100.00	BBB–	5,749,787
5,000	5.000%, 4/01/39	4/24 at 100.00	BBB–	4,652,550
	Illinois State, General Obligation Bonds, February Series 2014:
2,010	5.250%, 2/01/30	2/24 at 100.00	BBB–	1,942,906
3,435	5.250%, 2/01/33	2/24 at 100.00	BBB–	3,281,043
3,745	5.250%, 2/01/34	2/24 at 100.00	BBB–	3,568,423
6,000	5.000%, 2/01/39	2/24 at 100.00	BBB–	5,584,980

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 3,565	Illinois State, General Obligation Bonds, June Series 2016, 5.000%, 6/01/26	No Opt. Call	BBB–	$ 3,487,711
	Illinois State, General Obligation Bonds, November Series 2016:
3,100	5.000%, 11/01/35	11/26 at 100.00	BBB–	2,909,009
3,000	5.000%, 11/01/37	11/26 at 100.00	BBB–	2,800,890
2,400	5.000%, 11/01/40	11/26 at 100.00	BBB–	2,225,760
5,795	Illinois State, General Obligation Bonds, November Series 2017C, 5.000%, 11/01/29	11/27 at 100.00	BBB–	5,582,903
	Illinois State, General Obligation Bonds, October Series 2016:
4,900	5.000%, 2/01/26	No Opt. Call	BBB–	4,803,372
5,000	5.000%, 2/01/27	No Opt. Call	BBB–	4,872,500
27,215	Illinois State, General Obligation Bonds, Series 2013, 5.500%, 7/01/38	7/23 at 100.00	BBB–	26,303,570
7,250	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A,	1/23 at 100.00	A1	7,750,685
	5.000%, 1/01/38
2,755	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015A,	7/25 at 100.00	A1	3,082,680
	5.000%, 1/01/40
560	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust	1/23 at 100.00	A1	714,840
	2015-XF0051, 17.176%, 1/01/38, 144A (IF)
2,500	Kane & DeKalb Counties Community Unit School District 301, Illinois, General Obligation	No Opt. Call	Aa2	2,351,500
	Bonds, Series 2006, 0.000%, 12/01/23 – NPFG Insured
	McHenry and Kane Counties Community Consolidated School District 158, Huntley, Illinois,
	General Obligation Bonds, Series 2003:
570	0.000%, 1/01/21 – FGIC Insured	No Opt. Call	N/R	564,163
745	0.000%, 1/01/21 (ETM)	No Opt. Call	N/R (13)	740,999
13,785	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	6/22 at 100.00	BB+	13,010,697
	Bonds, Refunding Series 2012A, 5.000%, 6/15/42 – NPFG Insured
2,500	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	6/22 at 100.00	BB+	2,272,950
	Bonds, Refunding Series 2012B, 5.000%, 6/15/52
5,400	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/25 at 100.00	BB+	4,909,572
	Bonds, Refunding Series 2015B, 5.000%, 6/15/52
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project
	Bonds, Refunding Series 2020A:
15,000	4.000%, 6/15/50	12/29 at 100.00	BB+	12,619,800
7,945	5.000%, 6/15/50	12/29 at 100.00	BB+	7,262,048
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project
	Bonds, Series 2015A:
23,110	0.000%, 12/15/52	No Opt. Call	BB+	3,406,645
2,455	5.000%, 6/15/53	12/25 at 100.00	BB+	2,226,169
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project
	Refunding Bonds, Series 2010A:
2,920	5.500%, 6/15/50 (Pre-refunded 6/15/20)	6/20 at 100.00	BB+ (13)	2,934,921
9,080	5.500%, 6/15/50	6/20 at 100.00	Ba1	9,122,676
45,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	No Opt. Call	BB+	16,051,500
	Expansion Project, Capital Appreciation Refunding Series 2010B-1, 0.000%, 6/15/43 – AGM Insured
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Refunding Series 1998A:
145	5.500%, 6/15/29 – NPFG Insured (ETM)	No Opt. Call	Baa2 (13)	169,428
2,680	5.500%, 6/15/29 – NPFG Insured	No Opt. Call	BBB	2,931,062
10,960	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	6/20 at 100.00	Ba1	11,008,443
	Expansion Project, Refunding Series 2010B-2, 5.250%, 6/15/50
1,165	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	No Opt. Call	Baa2	1,132,951
	Expansion Project, Series 1993A, 0.000%, 6/15/21 – FGIC Insured

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Series 2002A:
$ 2,195	5.700%, 6/15/24 (Pre-refunded 6/15/22)	6/22 at 101.00	N/R (13)	$ 2,438,118
7,305	5.700%, 6/15/24	6/22 at 101.00	BB+	7,803,493
8,400	0.000%, 12/15/30 – NPFG Insured	No Opt. Call	BB+	5,597,508
7,940	0.000%, 6/15/33 – NPFG Insured	No Opt. Call	BB+	4,617,428
450	0.000%, 12/15/34 – NPFG Insured	No Opt. Call	BB+	243,311
12,500	0.000%, 6/15/35 – NPFG Insured	No Opt. Call	BB+	6,558,250
10,620	0.000%, 12/15/35 – NPFG Insured	No Opt. Call	BB+	5,429,156
11,505	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	BB+	5,559,791
65,000	0.000%, 12/15/38 – NPFG Insured	No Opt. Call	BB+	28,031,900
38,040	0.000%, 6/15/40 – NPFG Insured	No Opt. Call	BB+	15,015,529
3,720	0.000%, 6/15/41 – NPFG Insured	No Opt. Call	BB+	1,384,510
	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana
	College, Series 2012:
480	5.000%, 10/01/25	10/22 at 100.00	Baa1	500,525
400	5.000%, 10/01/26	10/22 at 100.00	Baa1	415,992
780	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds,	No Opt. Call	A	812,292
	Series 2010, 5.250%, 6/01/21
965	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	A2	990,968
	Illinois, General Obligation Bonds, Series 1990A, 7.200%, 11/01/20 – AMBAC Insured
11,690	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitization Bonds, Series	1/28 at 100.00	AA–	12,680,727
	2018A, 5.000%, 1/01/37
3,815	Southwestern Illinois Development Authority, Environmental Improvement Revenue Bonds, US	8/22 at 100.00	Caa2	3,186,937
	Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (AMT)
1,580	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	Baa1	1,712,120
	6.000%, 10/01/32
11,350	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation	No Opt. Call	A2	10,067,223
	Bonds, Series 2006, 0.000%, 1/01/24 – AGM Insured
787,175	Total Illinois			633,118,897
	Indiana – 3.8% (2.3% of Total Investments)
	Carmel Redevelopment Authority, Indiana, Lease Rent Revenue Bonds, Series 2005:
1,950	0.000%, 2/01/24	No Opt. Call	Aa3	1,822,158
2,705	0.000%, 2/01/25	No Opt. Call	Aa3	2,463,714
4,400	Crown Point Multi-School Building Corporation, Indiana, First Mortgage Bonds, Crown	No Opt. Call	Baa2	4,176,040
	Point Community School Corporation, Series 2000, 0.000%, 1/15/24 – NPFG Insured
680	Indiana Finance Authority, Educational Facilities Revenue Bonds, Butler University	2/22 at 100.00	A–	713,599
	Project, Refunding Series 2012B, 5.000%, 2/01/29
1,050	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For	6/20 at 100.00	B	1,050,567
	Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39
520	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel	6/20 at 100.00	Caa2	464,157
	Corporation Project, Refunding Series 2010, 6.000%, 12/01/26
1,230	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel	8/22 at 100.00	Caa2	1,027,505
	Corporation Project, Series 2012, 5.750%, 8/01/42 (AMT)
1,815	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project,	5/23 at 100.00	A	1,895,749
	Series 2012A, 5.000%, 5/01/42
9,300	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A,	10/23 at 100.00	Baa3	9,534,546
	5.000%, 10/01/44
	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing
	Project, Series 2013A:
5,380	5.000%, 7/01/44 (AMT)	7/23 at 100.00	BBB+	5,521,171
5,100	5.000%, 7/01/48 (AMT)	7/23 at 100.00	BBB+	5,221,125
5,370	5.250%, 1/01/51 (AMT)	7/23 at 100.00	BBB+	5,526,858

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$ 6,700	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/21 at 100.00	A1	$ 6,996,207
	Series 2011B, 5.000%, 10/01/41
13,000	Indiana Finance Authority, Water Utility Revenue Bonds, Citizens Energy Group Project,	10/24 at 100.00	A+	14,586,910
	First Lien Series 2014A, 5.000%, 10/01/44
5,100	Indianapolis Local Public Improvement Bond Bank, Indiana, Airport Authority Project	1/30 at 100.00	A	5,706,747
	Revenue Bonds, Series 2019I-1, 5.000%, 1/01/44
10,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/26 –	No Opt. Call	AA–	9,062,000
	AMBAC Insured
1,000	Merrillville, Indiana, Economic Development Revenue Bonds, Belvedere Housing Project,	4/24 at 102.00	N/R	810,990
	Series 2016, 5.750%, 4/01/36
1,250	Shoals, Indiana, Exempt Facilities Revenue Bonds, National Gypsum Company Project,	11/23 at 100.00	N/R	1,282,775
	Series 2013, 7.250%, 11/01/43 (AMT)
830	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series	1/24 at 100.00	N/R	869,815
	2013, 7.000%, 1/01/44 (AMT)
77,380	Total Indiana			78,732,633
	Iowa – 1.3% (0.8% of Total Investments)
1,255	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/23 at 100.00	B	1,258,589
	Company Project, Series 2013, 5.250%, 12/01/25
1,470	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	5/20 at 104.00	B	1,494,255
	Company Project, Series 2016, 5.875%, 12/01/27, 144A
1,710	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/22 at 103.00	BB–	1,682,247
	Company Project, Series 2018A, 5.000%, 12/01/50 (Mandatory Put 12/01/33)
1,630	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, University	10/21 at 100.00	BBB	1,673,375
	of Dubuque Project, Refunding Series 2011, 6.000%, 10/01/31
1,900	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa	9/23 at 100.00	N/R (13)	2,162,637
	University Project, Series 2012, 5.000%, 9/01/43 (Pre-refunded 9/01/23)
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
6,425	5.375%, 6/01/38	6/20 at 100.00	B–	6,484,688
525	5.500%, 6/01/42	6/20 at 100.00	B–	529,877
5,045	5.625%, 6/01/46	6/20 at 100.00	B–	5,091,868
6,590	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B,	6/20 at 100.00	B–	6,651,221
	5.600%, 6/01/34
26,550	Total Iowa			27,028,757
	Kansas – 0.3% (0.2% of Total Investments)
	Johnson/Miami County Unified School District 230 Spring Hill, Kansas, General Obligation
	Bonds, Series 2011A:
2,000	5.000%, 9/01/26	9/21 at 100.00	Aa3	2,101,480
1,000	5.000%, 9/01/27	9/21 at 100.00	Aa3	1,050,740
2,000	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health	5/22 at 100.00	AA	2,119,720
	System/Sunbelt Obligated Group, Series 2012A, 5.000%, 11/15/28
1,485	Kansas State Power Pool, Electric Utility Revenue Bonds, Dogwood Energy Facility, Series	12/20 at 100.00	A3 (13)	1,521,665
	2012A, 5.000%, 12/01/31 (Pre-refunded 12/01/20)
375	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak	6/20 at 100.00	BBB	354,570
	Park Mall Project, Series 2010, 5.900%, 4/01/32
6,860	Total Kansas			7,148,175
	Kentucky – 2.8% (1.7% of Total Investments)
	Christian County, Kentucky, Hospital Revenue Bonds, Jennie Stuart Medical Center,
	Series 2016:
5,000	5.375%, 2/01/36	2/26 at 100.00	BB+	5,314,650
435	5.500%, 2/01/44	2/26 at 100.00	BB+	458,390
1,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro	6/20 at 100.00	BB+ (13)	1,003,900
	Medical Health System, Series 2010A, 6.000%, 6/01/30 (Pre-refunded 6/01/20)

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
$ 6,015	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro	6/20 at 100.00	BB+ (13)	$ 6,040,143
	Medical Health System, Series 2010B, 6.375%, 3/01/40 (Pre-refunded 6/01/20)
	Kentucky Economic Development Finance Authority, Kentucky, Healthcare Facilities Revenue
	Bonds, Rosedale Green Project, Refunding Series 2015:
500	5.750%, 11/15/45	11/25 at 100.00	N/R	404,485
2,250	5.750%, 11/15/50	11/25 at 100.00	N/R	1,782,607
	Kentucky Economic Development Finance Authority, Revenue Bonds, CommonSpirit Health,
	Series 2019A-2:
5,000	5.000%, 8/01/44	8/29 at 100.00	BBB+	5,345,850
14,410	5.000%, 8/01/49	8/29 at 100.00	BBB+	15,317,974
5,070	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky	7/25 at 100.00	Baa2	4,829,327
	Information Highway Project, Senior Series 2015A, 5.000%, 1/01/45
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds,
	Downtown Crossing Project, Convertible Capital Appreciation Series 2013C:
1,335	0.000%, 7/01/43 (6)	7/31 at 100.00	Baa3	1,249,800
2,295	0.000%, 7/01/46 (6)	7/31 at 100.00	Baa3	2,151,999
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds,
	Downtown Crossing Project, Series 2013A:
3,080	5.750%, 7/01/49	7/23 at 100.00	Baa3	3,133,900
615	6.000%, 7/01/53	7/23 at 100.00	Baa3	629,471
5,400	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State	6/21 at 100.00	A–	5,566,752
	Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/29
	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project,
	Improvement and Refunding Series 2011:
500	6.250%, 3/01/31 (Pre-refunded 3/01/21)	3/21 at 100.00	Baa2 (13)	522,525
4,500	6.250%, 3/01/31	3/21 at 100.00	Baa2	4,634,955
215	Warren County, Kentucky, Hospital Revenue Bonds, Bowling Green-Warren County Community	10/22 at 100.00	A+	222,970
	Hospital Corporation, Series 2012A, 4.000%, 10/01/29
57,620	Total Kentucky			58,609,698
	Louisiana – 1.6% (1.0% of Total Investments)
2,000	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East	7/21 at 100.00	Caa1	2,026,680
	Jefferson General Hospital, Refunding Series 2011, 6.375%, 7/01/41
5,000	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Ochsner Clinic	5/27 at 100.00	A3	5,391,050
	Foundation Project, Refunding Series 2017, 5.000%, 5/15/46
6,930	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing	7/23 at 100.00	N/R	7,117,664
	(US) LLC Project, Series 2013, 6.500%, 7/01/36 (AMT), 144A
	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries
	of Our Lady Health System, Refunding Series 2015A:
10	5.000%, 7/01/39 (Pre-refunded 7/01/25)	7/25 at 100.00	N/R (13)	12,000
1,450	5.000%, 7/01/39	7/25 at 100.00	A	1,567,508
4,425	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,	5/21 at 100.00	A3 (13)	4,697,492
	Series 2011, 6.750%, 5/15/41 (Pre-refunded 5/15/21)
1,060	Louisiana Public Facilities Authority, Revenue Bonds, Southwest Louisiana Charter	12/23 at 100.00	N/R	1,077,734
	Academy Foundation Project, Series 2013A, 8.375%, 12/15/43
2,235	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series	7/23 at 100.00	A2	2,340,850
	2013A, 5.000%, 7/01/36
5,100	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal	1/25 at 100.00	A	5,511,315
	Project, Series 2015B, 5.000%, 1/01/45 (AMT)
2,560	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014,	6/24 at 100.00	BBB+	2,832,768
	5.000%, 6/01/44
30,770	Total Louisiana			32,575,061

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maine – 0.6% (0.4% of Total Investments)
$ 4,965	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine	7/26 at 100.00	Ba1	$ 5,170,650
	Medical Center Obligated Group Issue, Series 2016A, 5.000%, 7/01/46
2,750	Maine Health and Higher Educational Facilities Authority Revenue Bonds, MaineHealth	7/28 at 100.00	A+	3,070,072
	Issue, Series 2018A, 5.000%, 7/01/43
	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General
	Medical Center, Series 2011:
2,000	6.750%, 7/01/36	7/21 at 100.00	Ba3	2,067,160
1,050	6.750%, 7/01/41	7/21 at 100.00	Ba3	1,081,721
	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2010A:
300	5.000%, 7/01/40	7/20 at 100.00	A1	301,764
950	5.000%, 7/01/40	7/20 at 100.00	N/R	956,460
12,015	Total Maine			12,647,827
	Maryland – 0.6% (0.3% of Total Investments)
2,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt	6/20 at 100.00	N/R	1,200,000
	Conference Center, Series 2006A, 5.000%, 12/01/31 (4)
7,145	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist	1/27 at 100.00	Baa3	7,418,511
	Healthcare, Series 2016A, 5.500%, 1/01/46
555	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge	5/20 at 100.00	A	555,100
	Retirement Community, Series 2007, 4.750%, 7/01/34
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula	7/24 at 100.00	A3	2,114,020
	Regional Medical Center Issue, Refunding Series 2015, 5.000%, 7/01/45
355	Prince George’s County Revenue Authority, Maryland, Special Obligation Bonds,	1/26 at 100.00	N/R	327,384
	Suitland-Naylor Road Project, Series 2016, 5.000%, 7/01/46, 144A
12,055	Total Maryland			11,615,015
	Massachusetts – 1.7% (1.0% of Total Investments)
475	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue,	7/25 at 100.00	BBB	496,000
	Green Bonds, Series 2015D, 5.000%, 7/01/44
1,525	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015,	1/25 at 100.00	Baa2	1,527,913
	4.500%, 1/01/45
20,450	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series	7/24 at 100.00	A	20,783,539
	2016J, 3.500%, 7/01/33 (AMT)
400	Massachusetts Port Authority, Special Facilities Revenue Bonds, ConRac Project, Series	7/21 at 100.00	A3	412,144
	2011A, 5.125%, 7/01/41
4,560	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior	5/23 at 100.00	Aa2	4,978,973
	Series 2013A, 5.000%, 5/15/43
7,175	Metropolitan Boston Transit Parking Corporation, Systemwide Parking Revenue Bonds,	7/21 at 100.00	A+	7,441,623
	Massachusetts, Senior Lien Series 2011, 5.000%, 7/01/41
34,585	Total Massachusetts			35,640,192
	Michigan – 2.3% (1.4% of Total Investments)
	Detroit Academy of Arts and Sciences, Michigan, Public School Academy Revenue Bonds,
	Refunding Series 2013:
880	6.000%, 10/01/33	10/23 at 100.00	N/R	819,368
1,250	6.000%, 10/01/43	10/23 at 100.00	N/R	1,082,613
15,000	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and	No Opt. Call	AA	18,535,050
	Site Improvement Bonds, Series 2001A, 6.000%, 5/01/29 – AGM Insured (UB)
1,930	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	A1	2,049,486
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39
5	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A,	6/20 at 100.00	A2	5,012
	4.500%, 7/01/35 – NPFG Insured
3,000	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B,	No Opt. Call	A2	3,828,060
	5.500%, 7/01/29 – NPFG Insured

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 5	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B,	6/20 at 100.00	A2	$ 5,014
	5.000%, 7/01/36 – FGIC Insured
2,000	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A,	7/21 at 100.00	A1	2,082,620
	5.250%, 7/01/41
2,000	Grand Traverse County Hospital Finance Authority, Michigan, Revenue Bonds, Munson	7/24 at 100.00	A1	2,127,240
	Healthcare, Series 2014A, 5.000%, 7/01/47
1,500	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, WA Foote	6/20 at 100.00	AA (13)	1,504,950
	Memorial Hospital, Refunding Series 2006B-2, 5.000%, 6/01/27 (Pre-refunded 6/01/20) –
	AGM Insured
3,580	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Series 2011A,	7/21 at 100.00	AA– (13)	3,779,155
	5.500%, 7/01/41 (Pre-refunded 7/01/21)
1,000	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	7/24 at 100.00	A2	1,118,020
	Sewerage Department Water Supply System Local Project, Series 2014D-6, 5.000%, 7/01/36 –
	NPFG Insured
	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding
	Series 2011MI:
20	5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (13)	21,354
4,980	5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	AA– (13)	5,317,246
2,250	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/21 at 100.00	AA–	2,392,223
	2011-I-A, 5.375%, 10/15/41
1,525	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue	5/20 at 100.00	B2	1,531,634
	Bonds, Series 2008A, 6.875%, 6/01/42
2,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne	12/22 at 100.00	A	2,127,600
	County Airport, Series 2012A, 5.000%, 12/01/37
42,925	Total Michigan			48,326,645
	Minnesota – 0.9% (0.5% of Total Investments)
700	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy	7/24 at 102.00	N/R	621,215
	Project, Series 2016A, 5.000%, 7/01/47
1,500	Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language	8/22 at 102.00	BB+	1,548,750
	Academy, Series 2014A, 5.750%, 8/01/44
795	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Hiawatha Academies Project,	7/24 at 102.00	N/R	769,266
	Series 2016A, 5.000%, 7/01/36
	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue
	Bonds, Hmong College Prep Academy Project, Series 2016A:
750	5.750%, 9/01/46	9/26 at 100.00	BB+	779,707
4,000	6.000%, 9/01/51	9/26 at 100.00	BB+	4,201,040
5,265	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue	7/25 at 100.00	A	5,754,487
	Bonds, HealthPartners Obligated Group, Refunding Series 2015A, 5.000%, 7/01/33
4,250	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp	6/20 at 100.00	N/R	4,251,445
	Project, Series 2007-1, 5.000%, 8/01/36
17,260	Total Minnesota			17,925,910
	Missouri – 3.7% (2.2% of Total Investments)
1,400	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit	10/22 at 100.00	Aa2	1,519,140
	Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/44
1,085	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities	3/23 at 103.00	BBB–	1,195,920
	Revenue Bonds, Southeasthealth, Series 2016A, 6.000%, 3/01/33
890	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood,	6/20 at 100.00	A–	891,344
	Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36
	Kansas City Industrial Development Authority, Missouri, Airport Special Obligation
	Bonds, Kansas City International Airport Terminal Modernization Project, Series 2019B:
19,950	5.000%, 3/01/46 (AMT)	3/29 at 100.00	A	21,930,835
8,000	5.000%, 3/01/54 (AMT)	3/29 at 100.00	A	8,726,640

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri (continued)
$ 135	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward	4/26 at 100.00	N/R	$ 113,625
	Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016,
	5.000%, 4/01/46, 144A
12,005	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series	No Opt. Call	A1	9,808,085
	2004B-1, 0.000%, 4/15/29 – AMBAC Insured
650	Land Clearance for Redevelopment Authority of Kansas City, Missouri, Project Revenue	2/28 at 100.00	N/R	637,163
	Bonds, Convention Center Hotel Project – TIF Financing, Series 2018B, 5.000%, 2/01/40, 144A
1,000	Liberty Public School District 53, Clay County, Missouri, Lease Participation	4/22 at 100.00	AA–	1,065,710
	Certificates, School Boards Association, Series 2014, 5.000%, 4/01/31
	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty
	Commons Project, Series 2015A:
1,560	5.125%, 6/01/25, 144A	No Opt. Call	N/R	1,486,540
3,810	5.750%, 6/01/35, 144A	6/25 at 100.00	N/R	3,335,198
3,695	6.000%, 6/01/46, 144A	6/25 at 100.00	N/R	3,157,156
	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue
	Bonds, Kansas City University of Medicine and Biosciences, Series 2013A:
1,590	5.000%, 6/01/30	6/23 at 100.00	A1	1,757,157
2,700	5.000%, 6/01/33	6/23 at 100.00	A1	2,967,111
665	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	5/23 at 100.00	BBB	689,332
	Bonds, Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33
505	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	10/23 at 100.00	A+	558,904
	Bonds, University of Central Missouri, Series 2013C-2, 5.000%, 10/01/34
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,
	CoxHealth, Series 2013A:
50	5.000%, 11/15/44	11/23 at 100.00	A2	52,470
6,930	5.000%, 11/15/48	11/23 at 100.00	A2	7,258,135
2,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/24 at 100.00	AA–	2,171,060
	Mercy Health, Series 2014F, 5.000%, 11/15/45
2,500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington	11/21 at 100.00	AA+ (13)	2,664,550
	University, Series 2011B, 5.000%, 11/15/37 (Pre-refunded 11/15/21)
	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue
	Bonds, Ranken-Jordan Project, Refunding & Improvement Series 2016:
1,275	5.000%, 11/15/41	11/25 at 100.00	N/R	1,229,380
1,105	5.000%, 11/15/46	11/25 at 100.00	N/R	1,043,043
430	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship	9/23 at 100.00	BB+	431,823
	Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43
	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint
	Andrew’s Resources for Seniors, Series 2015A:
450	5.000%, 12/01/35	12/25 at 100.00	N/R	402,327
130	5.125%, 12/01/45	12/25 at 100.00	N/R	109,840
925	Stoddard County Industrial Development Authority, Missouri, Health Facility Revenue	3/23 at 103.00	Ba1	1,004,309
	Bonds, Southeasthealth, Series 2016B, 6.000%, 3/01/37
700	The Industrial Development Authority of the City of Saint Louis, Missouri, Development	11/26 at 100.00	N/R	607,278
	Financing Revenue Bonds, Ballpark Village Development Project, Series 2017A, 4.750%, 11/15/47
76,135	Total Missouri			76,814,075
	Nebraska – 0.6% (0.4% of Total Investments)
580	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Nebraska	11/25 at 100.00	A	622,595
	Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45
	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna
	Rehabilitation Hospital Project, Series 2014:
1,930	5.000%, 5/15/27	5/24 at 100.00	A–	2,119,352
3,000	5.000%, 5/15/36	5/24 at 100.00	A–	3,208,710

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nebraska (continued)
	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska
	Methodist Health System, Refunding Series 2015:
$ 4,070	5.000%, 11/01/45	11/25 at 100.00	A	$ 4,368,901
2,110	5.000%, 11/01/48	11/25 at 100.00	A	2,260,380
500	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds,	11/21 at 100.00	A (13)	530,925
	Great Plains Regional Medical Center Project, Series 2012, 5.000%, 11/01/42
	(Pre-refunded 11/01/21)
12,190	Total Nebraska			13,110,863
	Nevada – 0.7% (0.4% of Total Investments)
10,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series	6/21 at 100.00	AA+	10,347,000
	2011C, 5.000%, 6/01/38
4,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series	12/24 at 100.00	AA+	4,492,240
	2015, 5.000%, 6/01/39
14,000	Total Nevada			14,839,240
	New Jersey – 5.5% (3.4% of Total Investments)
570	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control	No Opt. Call	Ba1	584,461
	Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (AMT)
1,100	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge	1/24 at 100.00	BBB	1,111,055
	Replacement Project, Series 2013, 5.125%, 7/01/42 – AGM Insured (AMT)
17,580	New Jersey Economic Development Authority, School Facilities Construction Bonds,	12/26 at 100.00	BBB+	18,306,406
	Refunding Series 2016BBB, 5.500%, 6/15/31
	New Jersey Economic Development Authority, School Facilities Construction Bonds,
	Series 2016AAA:
1,000	5.000%, 6/15/36	12/26 at 100.00	BBB+	1,007,100
10,000	5.000%, 6/15/41	12/26 at 100.00	BBB+	10,001,500
2,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	6/27 at 100.00	BBB+	2,018,540
	2017DDD, 5.000%, 6/15/35
15,040	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	12/28 at 100.00	BBB+	14,702,352
	2018EEE, 5.000%, 6/15/48
3,050	New Jersey Economic Development Authority, School Facilities Construction Financing	3/21 at 100.00	BBB+	3,140,982
	Program Bonds, Refunding Series 2011GG, 5.000%, 9/01/24
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident
	Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
835	5.750%, 6/01/31 (Pre-refunded 6/01/20)	6/20 at 100.00	N/R (13)	838,223
3,000	5.875%, 6/01/42 (Pre-refunded 6/01/20)	6/20 at 100.00	N/R (13)	3,011,850
1,120	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University,	7/23 at 100.00	A–	1,183,571
	Series 2013D, 5.000%, 7/01/33
600	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint	7/21 at 100.00	BB+	616,458
	Peters University Hospital, Refunding Series 2011, 6.000%, 7/01/26
405	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University	7/25 at 100.00	BB–	410,893
	Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/46 – AGM Insured
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital
	Appreciation Series 2010A:
3,130	0.000%, 12/15/28	No Opt. Call	BBB+	2,283,554
3,000	0.000%, 12/15/31	No Opt. Call	BBB+	1,890,630
12,715	0.000%, 12/15/33	No Opt. Call	BBB+	7,232,673
610	0.000%, 12/15/34	No Opt. Call	BBB+	330,766
2,480	0.000%, 12/15/40	No Opt. Call	BBB+	977,740
10,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding	No Opt. Call	BBB+	6,501,800
	Series 2006C, 0.000%, 12/15/33 – AGM Insured
19,175	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	No Opt. Call	BBB+	9,847,705
	2008A, 0.000%, 12/15/35

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 15,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	No Opt. Call	BBB+	$ 6,254,100
	2009A, 0.000%, 12/15/39
5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/24 at 100.00	BBB+	5,088,700
	2009C, 5.250%, 6/15/32
6,305	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/25 at 100.00	BBB+	6,204,814
	2015AA, 5.000%, 6/15/45
1,595	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BBB+	1,666,009
	Bonds, Series 2018A, 5.000%, 6/01/46
10,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BB+	10,066,600
	Bonds, Series 2018B, 5.000%, 6/01/46
145,310	Total New Jersey			115,278,482
	New Mexico – 0.5% (0.3% of Total Investments)
1,500	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida LLena	7/20 at 100.00	BBB– (13)	1,511,535
	Project, Series 2010A, 6.125%, 7/01/40 (Pre-refunded 7/01/20)
4,185	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian	8/29 at 100.00	Aa3	4,877,031
	Healthcare Services, Series 2019A, 5.000%, 8/01/44
4,180	Winrock Town Center Tax Increment Development District, Albuquerque, New Mexico, Gross	6/20 at 103.00	N/R	4,002,434
	Receipts Tax Increment Bonds, Senior Lien Series 2015, 5.750%, 5/01/30, 144A
9,865	Total New Mexico			10,391,000
	New York – 14.0% (8.6% of Total Investments)
1,755	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter	6/20 at 100.00	BB	1,687,871
	Schools, Series 2007A, 5.000%, 4/01/32
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue
	Bonds, Barclays Center Project, Series 2009:
3,400	0.000%, 7/15/44	No Opt. Call	B+	945,438
12,020	0.000%, 7/15/46	No Opt. Call	B+	2,976,272
450	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue	7/25 at 100.00	Baa2	501,543
	Bonds, Catholic Health System, Inc. Project, Series 2015, 5.250%, 7/01/35
200	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College	11/24 at 100.00	BB	201,036
	of New York, Series 2014, 5.000%, 11/01/39
3,170	Dormitory Authority of the State of New York, Revenue Bonds, New School University,	7/25 at 100.00	A–	3,427,816
	Series 2015A, 5.000%, 7/01/50
15,270	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of	12/26 at 100.00	BB–	13,453,786
	Aeronautics & Technology, Series 2016A, 5.500%, 12/01/46, 144A
4,675	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/21 at 100.00	AA+	4,808,705
	General Purpose Series 2011C, 5.000%, 3/15/41
81,270	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement	6/20 at 15.22	N/R	8,521,972
	Asset-Backed Bonds, Series 2005C, 0.000%, 6/01/50
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012
	Series 2011A:
270	5.250%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa2 (13)	279,674
5,890	5.250%, 2/15/47	2/21 at 100.00	AA–	6,061,576
800	5.750%, 2/15/47	2/21 at 100.00	AA–	826,264
1,300	5.750%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa2 (13)	1,351,623
3,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/24 at 100.00	A	3,355,770
	2014A, 5.000%, 9/01/39
1,200	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A,	5/21 at 100.00	A2 (13)	1,251,024
	5.000%, 5/01/36 (Pre-refunded 5/01/21) – AGM Insured
6,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A,	9/22 at 100.00	A	6,407,220
	5.000%, 9/01/42

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding
	Green Series 2016B:
$ 4,000	5.000%, 11/15/35	11/26 at 100.00	A–	$ 4,010,960
1,000	5.000%, 11/15/37	11/26 at 100.00	A–	1,002,740
5,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	5/28 at 100.00	A–	5,022,900
	Series 2017D, 5.000%, 11/15/32
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds,
	Series 2011A:
285	5.000%, 11/15/41 (Pre-refunded 11/15/21)	11/21 at 100.00	N/R (13)	303,896
465	5.000%, 11/15/41 (Pre-refunded 11/15/21)	11/21 at 100.00	A– (13)	495,830
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	5/23 at 100.00	A–	2,503,425
	2013A, 5.000%, 11/15/38
16,290	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens	6/20 at 100.00	BBB	16,126,774
	Baseball Stadium Project, Series 2006, 5.000%, 1/01/46 – AMBAC Insured
	New York City Municipal Water Finance Authority, New York, Water and Sewer System
	Revenue Bonds, Second Generation Resolution, Fiscal 2011 Series EE:
1,480	5.375%, 6/15/43	12/20 at 100.00	AA+	1,513,507
2,895	5.375%, 6/15/43 (Pre-refunded 12/15/20)	12/20 at 100.00	N/R (13)	2,978,463
5,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	5,739,850
	Fiscal 2019 Subseries S-1, 5.000%, 7/15/45
4,440	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	5,209,097
	Fiscal 2019 Subseries S-3A, 5.000%, 7/15/36
10,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/23 at 100.00	Aa1	10,908,100
	Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38
10	New York City, New York, General Obligation Bonds, Fiscal Series 2002G, 5.625%, 8/01/20 –	6/20 at 100.00	AA	10,037
	NPFG Insured
65,590	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	62,905,401
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
1,700	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	1,691,381
	Center Project, Class 2 Series 2014, 5.150%, 11/15/34, 144A
	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade
	Center Project, Series 2011:
1,870	5.000%, 11/15/44	11/21 at 100.00	A	1,935,132
2,000	5.750%, 11/15/51	11/21 at 100.00	A	2,089,860
3,000	New York State Power Authority, General Revenue Bonds, Series 2011A, 5.000%, 11/15/38	11/21 at 100.00	AA	3,173,670
5,000	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations,	1/26 at 100.00	A–	5,457,450
	Series 2016A, 5.000%, 1/01/51
	New York Transportation Development Corporation, New York, Special Facilities Bonds,
	LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
1,800	4.000%, 7/01/41 (AMT)	7/24 at 100.00	Baa3	1,646,244
10,680	5.000%, 7/01/41 (AMT)	7/24 at 100.00	Baa3	10,904,173
16,810	5.000%, 7/01/46 (AMT)	7/24 at 100.00	Baa3	17,043,155
29,150	5.250%, 1/01/50 (AMT)	7/24 at 100.00	Baa3	29,802,669
	New York Transportation Development Corporation, New York, Special Facility Revenue
	Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding
	Series 2016:
6,065	5.000%, 8/01/26 (AMT)	8/21 at 100.00	B	5,937,392
12,700	5.000%, 8/01/31 (AMT)	8/21 at 100.00	B	12,412,726
2,745	New York Transportation Development Corporation, New York, Special Facility Revenue	1/28 at 100.00	BB+	2,755,211
	Bonds, Delta Air Lines, Inc. – LaGuardia Airport Terminals C&D Redevelopment Project, Series
	2018, 5.000%, 1/01/36 (AMT)
10,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	4/27 at 100.00	AA–	11,273,800
	Series 2017, 5.250%, 10/15/57

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air
	Terminal LLC Project, Eighth Series 2010:
$ 6,065	6.500%, 12/01/28	6/20 at 100.00	BBB+	$ 6,119,888
3,430	6.000%, 12/01/36	12/20 at 100.00	BBB+	3,455,176
795	6.000%, 12/01/42	12/20 at 100.00	BBB+	801,440
2,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds,	5/25 at 100.00	AA–	2,811,650
	Refunding Series 2015A, 5.000%, 11/15/50
375,935	Total New York			294,099,587
	North Carolina – 0.2% (0.1% of Total Investments)
3,300	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, WakeMed,	10/22 at 100.00	A2	3,465,198
	Refunding Series 2012A, 5.000%, 10/01/31
	North Dakota – 2.3% (1.4% of Total Investments)
1,000	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center	7/21 at 100.00	N/R (13)	1,046,890
	Project, Series 2014A, 5.000%, 7/01/35 (Pre-refunded 7/01/21)
	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011:
1,500	6.000%, 11/01/28	11/21 at 100.00	A2	1,575,855
2,190	6.250%, 11/01/31	11/21 at 100.00	A2	2,298,230
	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System
	Obligated Group, Series 2012:
3,000	5.000%, 12/01/29	12/21 at 100.00	Baa2	3,076,560
1,875	5.000%, 12/01/32	12/21 at 100.00	Baa2	1,910,606
39,670	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series	6/28 at 100.00	BBB–	39,213,795
	2017C, 5.000%, 6/01/53
49,235	Total North Dakota			49,121,936
	Ohio – 3.4% (2.1% of Total Investments)
800	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners,	5/22 at 100.00	A+	828,000
	Refunding and Improvement Series 2012A, 5.000%, 5/01/42
8,015	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	BBB+	8,041,209
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 4.000%, 6/01/48
20,305	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	18,127,492
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
2,000	5.250%, 11/01/29 (Pre-refunded 11/01/20)	11/20 at 100.00	A3 (13)	2,044,680
3,000	5.750%, 11/01/40 (Pre-refunded 11/01/20)	11/20 at 100.00	A3 (13)	3,074,370
3,040	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement	7/20 at 100.00	BBB	3,055,808
	Services, Improvement Series 2010A, 5.625%, 7/01/26
5,800	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2011A,	11/21 at 100.00	Aa2	6,006,712
	5.000%, 11/15/41
4,615	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series	11/21 at 100.00	Baa3 (13)	4,978,569
	2011A, 6.000%, 11/15/41 (Pre-refunded 11/15/21)
1,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	2,500
	FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32 (4)
10	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, AK Steel Holding	2/22 at 100.00	CCC	8,944
	Corporation, Refunding Series 2012A, 6.750%, 6/01/24 (AMT)
6,945	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc., Series	1/30 at 100.00	A	7,740,133
	2020A, 5.000%, 1/15/50
2,000	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien	2/23 at 100.00	A+	2,162,640
	Series 2013A-1, 5.250%, 2/15/33
330	Ohio Water Development Authority, Ohio, Environmental Improvement Bonds, United States	11/21 at 100.00	Caa2	290,420
	Steel Corporation Project, Refunding Series 2011, 6.600%, 5/01/29

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 3,000	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	$ 7,500
	Generating Corporation Project, Refunding Series 2008C, 3.950%, 11/01/32 (4)
13,350	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	13,450,125
	Nuclear Generating Corporation Project, Series 2009A, 5.000%, 6/01/33 (Mandatory
	Put 6/01/22) (4)
2,500	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	2,518,750
	Nuclear Generating Corporation Project, Series 2010B, 5.000%, 6/01/33 (Mandatory
	Put 6/01/22) (4)
76,710	Total Ohio			72,337,852
	Oklahoma – 2.7% (1.7% of Total Investments)
1,745	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise	8/21 at 100.00	N/R (13)	1,888,683
	Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26 (Pre-refunded 8/25/21),
	144A
3,500	Grand River Dam Authority, Oklahoma, Revenue Bonds, Series 2010A, 5.250%, 6/01/40	6/20 at 100.00	A1 (13)	3,512,075
	(Pre-refunded 6/01/20)
	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine
	Project, Series 2018B:
3,515	5.250%, 8/15/43	8/28 at 100.00	BB+	3,655,600
11,870	5.250%, 8/15/48	8/28 at 100.00	BB+	12,267,289
4,555	5.500%, 8/15/52	8/28 at 100.00	BB+	4,772,365
27,375	5.500%, 8/15/57	8/28 at 100.00	BB+	28,496,827
2,055	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2013A,	6/23 at 100.00	Baa1	2,244,101
	5.375%, 6/01/33 (AMT)
54,615	Total Oklahoma			56,836,940
	Oregon – 0.1% (0.0% of Total Investments)
1,270	Forest Grove, Oregon, Campus Improvement Revenue Bonds, Pacific University Project,	5/22 at 100.00	BBB	1,304,366
	Refunding Series 2014A, 5.000%, 5/01/40
	Pennsylvania – 4.7% (2.9% of Total Investments)
380	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental	8/22 at 100.00	Caa2	317,441
	Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%,
	8/01/42 (AMT)
1,355	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	5/27 at 100.00	Ba3	1,309,404
	Bonds, City Center Refunding Project, Series 2017, 5.000%, 5/01/42, 144A
10,650	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	10,729,875
	Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.000%, 1/01/35 (Mandatory Put
	7/01/22) (4)
32,785	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	81,963
	Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (4)
23,670	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue	11/27 at 100.00	Baa2	23,734,382
	Bonds, Tower Health Project, Series 2017, 5.000%, 11/01/50
2,950	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master	6/28 at 100.00	A	3,327,187
	Settlement, Series 2018, 5.000%, 6/01/35
2,080	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran	1/25 at 100.00	BBB+	2,105,126
	Social Ministries Project, Series 2015, 5.000%, 1/01/38
6,335	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds,	2/27 at 100.00	Aa3	7,083,734
	Geisinger Health System, Series 2017A-1, 5.000%, 2/15/45
	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue
	Bonds, Albert Einstein Healthcare Network Issue, Series 2015A:
6,190	5.250%, 1/15/36	1/25 at 100.00	Ba1	6,591,979
3,535	5.250%, 1/15/45	1/25 at 100.00	Ba1	3,634,758
2,206	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue	6/20 at 100.00	N/R	551,431
	Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 1.250%, 12/31/23

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 602	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue	No Opt. Call	N/R	$ 150,456
	Bonds, Northampton Generating Project, Senior Lien Taxable Series 2013B, 5.000%, 12/31/23
	(cash 5.000%, PIK 5.000%)
4,135	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	11/24 at 100.00	N/R	3,792,208
	National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (AMT)
11,750	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue	9/25 at 100.00	CCC+	8,983,110
	Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38
1,085	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds,	6/26 at 100.00	BBB	1,106,993
	Pennsylvania Rapid Bridge Replacement Project, Series 2015, 5.000%, 12/31/38 (AMT)
600	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University	7/20 at 100.00	N/R (13)	604,986
	Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43 (Pre-refunded 7/01/20)
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue
	Bonds, Subordinate Series 2010A1&2:
315	5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (13)	322,752
1,435	5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	A2 (13)	1,470,315
5,140	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue	12/21 at 100.00	A2 (13)	5,492,296
	Bonds, Subordinate Series 2011B, 5.000%, 12/01/34 (Pre-refunded 12/01/21)
5,660	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1,	6/25 at 100.00	A+	6,144,609
	5.000%, 12/01/45
3,170	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2016A-1,	12/25 at 100.00	A3	3,446,995
	5.000%, 12/01/46
	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011:
5,445	6.000%, 8/01/36 (Pre-refunded 8/01/20)	8/20 at 100.00	A– (13)	5,515,404
1,425	6.500%, 8/01/41 (Pre-refunded 8/01/20)	8/20 at 100.00	A– (13)	1,444,864
	The Redevelopment Authority of the City of Scranton, Lackawanna county, Pennsylvania,
	Guaranteed Lease Revenue Bonds, Series 2016A:
425	5.000%, 11/15/21	No Opt. Call	BB+	422,526
1,255	5.000%, 11/15/28	5/24 at 100.00	BB+	1,162,632
134,578	Total Pennsylvania			99,527,426
	Puerto Rico – 3.8% (2.3% of Total Investments)
3,325	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A,	6/20 at 100.00	CC	3,308,375
	6.000%, 7/01/44
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
1,800	5.500%, 7/01/28	7/22 at 100.00	CC	1,804,500
6,640	5.750%, 7/01/37	7/22 at 100.00	CC	6,557,000
5,425	6.000%, 7/01/47	7/22 at 100.00	CC	5,370,750
215	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N,	No Opt. Call	C	236,466
	5.500%, 7/01/29 – AMBAC Insured
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds,
	Restructured 2018A-1:
134	4.500%, 7/01/34	7/25 at 100.00	N/R	130,856
136	4.550%, 7/01/40	7/28 at 100.00	N/R	125,531
64,888	5.000%, 7/01/58	7/28 at 100.00	N/R	60,966,818
493	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	428,930
	Restructured Cofina Project Series 2019A-2, 4.536%, 7/01/53
1,805	Puerto Rico Urgent Interest Fund Corp (COFINA), National Custodial Taxable Trust Unit,	No Opt. Call	N/R	338,240
	Series 2007A Sr. Bond, 0.000%, 8/01/54
84,861	Total Puerto Rico			79,267,466
	Rhode Island – 0.1% (0.1% of Total Investments)
21,570	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed	5/20 at 15.05	CCC–	2,688,701
	Bonds, Series 2007A, 0.000%, 6/01/52

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina – 2.6% (1.6% of Total Investments)
$ 5,000	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Refunding	No Opt. Call	A–	$ 5,174,100
	Series 1991, 6.250%, 1/01/21 – FGIC Insured
	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
1,220	0.000%, 1/01/23 – FGIC Insured	No Opt. Call	A–	1,173,860
21,570	0.000%, 1/01/30 – AMBAC Insured	No Opt. Call	A–	17,196,035
5,560	0.000%, 1/01/31 – AGC Insured	No Opt. Call	A3	4,336,967
10,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding &	6/25 at 100.00	A–	10,465,700
	Improvement Series 2015A, 5.000%, 12/01/50
6,930	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding	12/24 at 100.00	A–	7,294,033
	Series 2014C, 5.000%, 12/01/39
9,155	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series	6/24 at 100.00	A–	9,713,455
	2014A, 5.500%, 12/01/54
59,435	Total South Carolina			55,354,150
	South Dakota – 0.2% (0.1% of Total Investments)
4,455	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health,	11/24 at 100.00	A2	4,730,720
	Series 2014B, 5.000%, 11/01/44
	Tennessee – 0.9% (0.6% of Total Investments)
8,890	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds,	1/23 at 100.00	BBB+ (13)	9,883,546
	Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)
4,000	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds,	8/29 at 100.00	BBB+	3,895,040
	CommonSpirit Health, Series 2019A-1, 4.000%, 8/01/44
1,665	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds,	8/29 at 100.00	BBB+	1,780,168
	CommonSpirit Health, Series 2019A-2, 5.000%, 8/01/44
2,395	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds,	10/24 at 100.00	Baa3	2,217,866
	Erlanger Health System, Refunding Series 2014A, 5.000%, 10/01/44
2,540	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities	6/27 at 100.00	N/R	1,524,000
	Board, Tennessee, Revenue Bonds, Knowledge Academy Charter School, Series 2017A, 0.000%,
	6/15/37, 144A (4)
19,490	Total Tennessee			19,300,620
	Texas – 15.8% (9.7% of Total Investments)
495	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Wayside	8/21 at 100.00	BB+	434,115
	Schools, Series 2016A, 4.375%, 8/15/36
	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift
	Education, Series 2016A:
165	5.000%, 12/01/36	12/26 at 100.00	BBB–	170,275
130	5.000%, 12/01/46	12/26 at 100.00	BBB–	131,758
760	5.000%, 12/01/51	12/26 at 100.00	BBB–	768,596
915	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public	9/23 at 103.00	N/R	943,704
	Improvement District Phase 1 Project, Series 2015, 7.250%, 9/01/45
780	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public	9/23 at 103.00	N/R	803,384
	Improvement District Phases 2-3 Major Improvements Project, Series 2015, 8.250%, 9/01/40
	Board of Managers, Joint Guadalupe County-Seguin City Hospital, Texas, Hospital Mortgage
	Revenue Bonds, Refunding & Improvement Series 2015:
3,135	5.250%, 12/01/35	12/25 at 100.00	BB	3,309,557
3,340	5.000%, 12/01/40	12/25 at 100.00	BB	3,368,156
1,045	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement	3/23 at 103.00	N/R	1,025,856
	District Neighborhood Improvement Area 1 Project, Series 2015, 7.250%, 9/01/45
1,850	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement	3/23 at 103.00	N/R	1,806,987
	District Neighborhood Improvement Areas 2-5 Major Improvement Project, Series 2015,
	8.250%, 9/01/40
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011:
3,250	6.000%, 1/01/41 (Pre-refunded 1/01/21)	1/21 at 100.00	Baa1 (13)	3,361,572
2,700	6.250%, 1/01/46 (Pre-refunded 1/01/21)	1/21 at 100.00	Baa1 (13)	2,797,119

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A:
$ 2,000	5.000%, 1/01/40	7/25 at 100.00	Baa1	$ 2,124,840
3,625	5.000%, 1/01/45	7/25 at 100.00	Baa1	3,837,280
	Club Municipal Management District 1, Texas, Special Assessment Revenue Bonds,
	Improvement Area 1 Project, Series 2016:
550	6.250%, 9/01/35	9/23 at 103.00	N/R	595,210
520	6.500%, 9/01/46	9/23 at 103.00	N/R	562,333
4,500	Colorado River Municipal Water District, Texas, Water System Revenue Bonds, Series 2011,	1/21 at 100.00	AA– (13)	4,629,240
	5.000%, 1/01/36 (Pre-refunded 1/01/21)
4,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series	11/22 at 100.00	A+	4,200,400
	2013C, 5.000%, 11/01/38 (AMT)
2,600	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding &	11/21 at 100.00	A+	2,685,358
	Improvement Series 2012C, 5.000%, 11/01/45
1,000	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy	11/22 at 100.00	Baa2	1,019,150
	Inc. Project, Series 2012A RMKT, 4.750%, 5/01/38
2,335	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier	10/23 at 100.00	BBB	2,384,735
	Series 2013A, 5.125%, 10/01/43
17,000	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate	10/23 at 100.00	AA (13)	19,519,910
	Lien Series 2013B, 5.250%, 10/01/51 (Pre-refunded 10/01/23)
4,410	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate	4/28 at 100.00	AA	5,125,126
	Lien Series 2018A Tela Supported, 5.000%, 10/01/48
1,140	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender	10/23 at 100.00	AA	1,777,864
	Option Bond Trust 2015-XF0228, 17.628%, 11/01/44, 144A (IF) (7)
10,000	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds,	6/20 at 100.00	B3	9,998,700
	Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (AMT)
3,480	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	6/25 at 100.00	AA	3,895,930
	Houston Methodist Hospital System, Series 2015, 5.000%, 12/01/45
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation
	Refunding Senior Lien Series 2014A:
295	0.000%, 11/15/41 – AGM Insured	11/31 at 62.66	A2	119,903
590	0.000%, 11/15/42 – AGM Insured	11/31 at 59.73	A2	227,864
1,000	0.000%, 11/15/43 – AGM Insured	11/31 at 56.93	A2	366,760
2,000	0.000%, 11/15/44 – AGM Insured	11/31 at 54.25	A2	696,640
2,600	0.000%, 11/15/45 – AGM Insured	11/31 at 51.48	A2	856,570
4,180	0.000%, 11/15/53 – AGM Insured	11/31 at 33.96	A2	884,321
6,170	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H,	11/31 at 69.08	BB+	2,649,645
	0.000%, 11/15/37 – NPFG Insured
4,565	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3,	11/24 at 52.47	BB	2,027,956
	0.000%, 11/15/35 – NPFG Insured
40,500	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior	11/30 at 54.04	A2	15,613,560
	Lien Series 2001A, 0.000%, 11/15/40 – NPFG Insured
3,855	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series	7/22 at 100.00	A	4,041,852
	2012A, 5.000%, 7/01/32 (AMT)
235	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc.	7/24 at 100.00	BB–	233,282
	Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (AMT)
10,000	Houston, Texas, Combined Utility System Revenue Bonds, First Lien Series 2011D, 5.000%,	11/21 at 100.00	AA (13)	10,650,300
	11/15/40 (Pre-refunded 11/15/21)
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and
	Entertainment Project, Series 2001B:
28,305	0.000%, 9/01/28 – AMBAC Insured	No Opt. Call	A	22,715,329
5,000	0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	A	3,699,650
5,765	0.000%, 9/01/31 – AMBAC Insured	No Opt. Call	A	4,089,576

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 6,000	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien Series	No Opt. Call	AA+ (13)	$ 7,526,880
	2001B, 5.500%, 12/01/29 – NPFG Insured (ETM)
7,500	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien Series	No Opt. Call	A2 (13)	10,894,050
	2002A, 5.750%, 12/01/32 – AGM Insured (ETM)
720	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson	8/25 at 100.00	A–	786,002
	Memorial Hospital Project, Series 2015, 5.000%, 8/15/35
8,000	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA	6/20 at 100.00	A	8,021,760
	Transmission Services Corporation Project, Refunding & Improvement Series 2010, 5.000%, 5/15/40
2,750	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA	5/25 at 100.00	A	3,105,355
	Transmission Services Corporation Project, Refunding Series 2015, 5.000%, 5/15/40
1,750	Martin County Hospital District, Texas, Combination Limited Tax and Revenue Bonds,	4/21 at 100.00	BBB	1,798,072
	Series 2011A, 7.250%, 4/01/36
2,505	Matagorda County Navigation District 1, Texas, Collateralized Revenue Refunding Bonds,	No Opt. Call	A	2,989,667
	Houston Light and Power Company, Series 1997, 5.125%, 11/01/28 – AMBAC Insured (AMT)
8,630	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project,	10/21 at 105.00	BB–	8,588,058
	Senior Lien Series 2018, 4.625%, 10/01/31 (AMT), 144A
15,600	Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, Enviro	1/26 at 102.00	N/R	7,800,000
	Water Minerals Project, Green Bonds, Series 2015, 7.750%, 1/01/45 (AMT), 144A (4), (5)
150	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/26 at 100.00	B	125,376
	Revenue Bonds, CHF-Collegiate Housing Corpus Christi II, LLC-Texas A&M University-Corpus
	Christi Project, Series 2016A, 5.000%, 4/01/48
565	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue	4/26 at 100.00	BBB–	528,049
	Bonds, CHF-Collegiate Housing Foundation – San Antonio 1, LLC – Texas A&M University –
	San Antonio Project,, 5.000%, 4/01/48
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible
	Capital Appreciation Series 2011C:
6,330	0.000%, 9/01/43 (Pre-refunded 9/01/31) (6)	9/31 at 100.00	N/R (13)	8,136,455
9,130	0.000%, 9/01/45 (Pre-refunded 9/01/31) (6)	9/31 at 100.00	N/R (13)	12,750,045
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital
	Appreciation Series 2008I:
2,555	6.200%, 1/01/42 – AGC Insured	1/25 at 100.00	A1	2,961,449
7,000	6.500%, 1/01/43	1/25 at 100.00	A+	8,155,000
10,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008D,	No Opt. Call	A1	8,622,800
	0.000%, 1/01/28 – AGC Insured
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B:
2,870	5.000%, 1/01/40	1/23 at 100.00	A+	3,034,681
4,880	5.000%, 1/01/45	1/25 at 100.00	A+	5,311,099
	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier,
	Series 2015A:
7,855	5.000%, 1/01/33	1/25 at 100.00	A	8,729,576
2,205	5.000%, 1/01/34	1/25 at 100.00	A	2,445,389
1,000	5.000%, 1/01/35	1/25 at 100.00	A	1,106,230
2,345	5.000%, 1/01/38	1/25 at 100.00	A	2,577,882
1,570	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series	2/24 at 100.00	Ba1	1,623,820
	2014A, 5.000%, 2/01/34
3,500	Southwest Higher Education Authority Inc., Texas, Revenue Bonds, Southern Methodist	10/20 at 100.00	AA– (13)	3,562,825
	University, Series 2010, 5.000%, 10/01/41 (Pre-refunded 10/01/20)
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital
	Revenue Bonds, Scott & White Healthcare Project, Series 2010:
425	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (13)	430,716
5,410	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (13)	5,482,764
1,680	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds,	No Opt. Call	A–	1,890,571
	Senior Lien Series 2008D, 6.250%, 12/15/26

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds,
	Series 2012:
$ 2,500	5.000%, 12/15/27	12/22 at 100.00	BBB+	$ 2,615,625
4,835	5.000%, 12/15/28	12/22 at 100.00	BBB+	5,047,208
13,235	5.000%, 12/15/29	12/22 at 100.00	BBB+	13,788,223
435	5.000%, 12/15/32	12/22 at 100.00	BBB+	449,951
2,000	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue	9/23 at 100.00	Baa3	2,223,100
	Bonds, NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility, Series 2013, 7.000%,
	12/31/38 (AMT)
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue
	Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010:
2,000	7.000%, 6/30/34	6/20 at 100.00	Baa3	2,008,960
500	7.000%, 6/30/40	6/20 at 100.00	Baa3	502,110
5,355	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding	8/22 at 100.00	A3 (13)	5,866,028
	First Tier Series 2012A, 5.000%, 8/15/41 (Pre-refunded 8/15/22)
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding
	Second Tier Series 2015C:
4,000	5.000%, 8/15/32	8/24 at 100.00	Baa1	4,203,320
1,875	5.000%, 8/15/37	8/24 at 100.00	Baa1	1,946,494
	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier
	Series 2002A:
300	0.000%, 8/15/21 – AMBAC Insured (ETM)	No Opt. Call	A3 (13)	297,063
1,020	0.000%, 8/15/21 – AMBAC Insured	No Opt. Call	A3	999,865
3,600	0.000%, 8/15/25 – AMBAC Insured	No Opt. Call	A3	3,199,932
5,000	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master	10/27 at 100.00	AAA	5,610,550
	Trust Series 2017A, 4.000%, 10/15/37
3,400	Travis County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds,	6/20 at 100.00	N/R (13)	3,400,000
	Daughters of Charity National Health System, Series 1993B, 6.000%, 11/15/22 (ETM)
363,765	Total Texas			331,293,363
	Utah – 0.4% (0.2% of Total Investments)
2,030	Box Elder County, Utah, Solid Waste Disposal Revenue Bonds, Promontory Point Res, LLC,	12/27 at 100.00	N/R	1,879,435
	Senior Series 2017A, 8.000%, 12/01/39 (AMT), 144A
3,000	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2018A, 5.000%,	7/28 at 100.00	A2	3,287,250
	7/01/48 (AMT)
810	Utah Charter School Finance Authority, Charter School Revenue Bonds, North Davis	7/20 at 100.00	BBB–	813,629
	Preparatory Academy, Series 2010, 6.375%, 7/15/40
1,555	Utah Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High	7/20 at 100.00	BB	1,558,079
	School, Series 2010A, 6.375%, 7/15/40
7,395	Total Utah			7,538,393
	Virginia – 1.3% (0.8% of Total Investments)
540	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds,	3/25 at 100.00	N/R	482,890
	Series 2015, 5.600%, 3/01/45, 144A
1,800	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours	11/22 at 100.00	N/R (13)	1,985,202
	Health System Obligated Group, Series 2013, 5.000%, 11/01/30 (Pre-refunded 11/01/22)
10,935	Metropolitan Washington DC Airports Authority, Virginia, Airport System Revenue Bonds,	10/27 at 100.00	AA–	11,931,506
	Refunding Series 2017, 5.000%, 10/01/47 (AMT)
1,810	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes	1/22 at 100.00	BBB–	1,803,140
	LLC Project, Series 2012, 5.000%, 1/01/40 (AMT)
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River
	Crossing, Opco LLC Project, Series 2012:
1,885	5.250%, 1/01/32 (AMT)	7/22 at 100.00	BBB–	1,884,849
4,480	6.000%, 1/01/37 (AMT)	7/22 at 100.00	BBB–	4,544,602
3,810	5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB–	3,782,949
25,260	Total Virginia			26,415,138

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington – 2.3% (1.4% of Total Investments)
$ 1,260	Central Puget Sound Regional Transit Authority, Washington, Sales Tax and Motor Vehicle	6/20 at 100.00	AAA	$ 1,420,322
	Excise Tax Bonds, Series 1999, 4.750%, 2/01/28 – FGIC Insured
6,000	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station,	7/25 at 100.00	AA–	6,860,340
	Refunding Series 2015A, 5.000%, 7/01/38 (UB) (7)
10,000	Washington Health Care Facilities Authority, Revenue Bonds, Catholic Health, Series	2/21 at 100.00	BBB+ (13)	10,315,900
	2011A, 5.000%, 2/01/41 (Pre-refunded 2/01/21)
6,065	Washington Health Care Facilities Authority, Revenue Bonds, Central Washington Health	7/25 at 100.00	Baa1	6,119,949
	Services Association, Refunding Series 2015, 4.000%, 7/01/36
7,190	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer	1/21 at 100.00	A2	7,308,707
	Research Center, Series 2011A, 5.625%, 1/01/35
2,940	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical	12/20 at 100.00	N/R (13)	3,020,997
	Center, Series 2010, 5.500%, 12/01/39 (Pre-refunded 12/01/20)
2,185	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital,	10/22 at 100.00	Aa2	2,299,582
	Series 2012A, 5.000%, 10/01/42
8,780	Washington State Convention Center Public Facilities District, Lodging Tax Revenue	7/28 at 100.00	A–	8,952,264
	Bonds, Series 2018, 5.000%, 7/01/43
1,410	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2003F, 0.000%,	No Opt. Call	AA+	1,317,405
	12/01/24 – NPFG Insured
45,830	Total Washington			47,615,466
	West Virginia – 0.7% (0.4% of Total Investments)
2,950	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue	12/20 at 100.00	Baa1	2,986,374
	Bonds, Appalachian Power Company – Amos Project, Series 2010, 5.375%, 12/01/38
5,160	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United	6/23 at 100.00	A	5,460,002
	Health System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44
5,000	West Virginia Hospital Finance Authority, Revenue Bonds, West Virginia University Health	6/27 at 100.00	A	5,386,050
	System Obligated Group, Improvement Series 2017A, 5.000%, 6/01/47
13,110	Total West Virginia			13,832,426
	Wisconsin – 1.5% (0.9% of Total Investments)
1,000	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Envision Science	5/26 at 100.00	N/R	933,220
	Academy Project, Series 2016A, 5.125%, 5/01/36, 144A
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina
	Charter Educational Foundation Project, Series 2016A:
5,375	5.000%, 6/15/36, 144A	6/26 at 100.00	N/R	4,310,159
4,440	5.000%, 6/15/46, 144A	6/26 at 100.00	N/R	3,227,569

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds,
	Lombard Public Facilities Corporation, First Tier Series 2018A-1:
$ 80	0.000%, 1/01/47, 144A	No Opt. Call	N/R	$ 1,656
70	0.000%, 1/01/48, 144A	No Opt. Call	N/R	1,421
69	0.000%, 1/01/49, 144A	No Opt. Call	N/R	1,364
66	0.000%, 1/01/50, 144A	No Opt. Call	N/R	1,263
65	0.000%, 1/01/51, 144A	No Opt. Call	N/R	1,215
85	0.000%, 1/01/52, 144A	No Opt. Call	N/R	1,511
84	0.000%, 1/01/53, 144A	No Opt. Call	N/R	1,457
81	0.000%, 1/01/54, 144A	No Opt. Call	N/R	1,364
79	0.000%, 1/01/55, 144A	No Opt. Call	N/R	1,300
77	0.000%, 1/01/56, 144A	No Opt. Call	N/R	1,246
3,895	5.500%, 7/01/56, 144A	3/28 at 100.00	N/R	2,782,016
86	0.000%, 1/01/57, 144A	No Opt. Call	N/R	1,336
84	0.000%, 1/01/58, 144A	No Opt. Call	N/R	1,265
81	0.000%, 1/01/59, 144A	No Opt. Call	N/R	1,203
80	0.000%, 1/01/60, 144A	No Opt. Call	N/R	1,135
79	0.000%, 1/01/61, 144A	No Opt. Call	N/R	1,081
76	0.000%, 1/01/62, 144A	No Opt. Call	N/R	1,019
75	0.000%, 1/01/63, 144A	No Opt. Call	N/R	971
73	0.000%, 1/01/64, 144A	No Opt. Call	N/R	928
72	0.000%, 1/01/65, 144A	No Opt. Call	N/R	878
78	0.000%, 1/01/66, 144A	No Opt. Call	N/R	895
935	0.000%, 1/01/67, 144A	No Opt. Call	N/R	9,957
1,055	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum	11/24 at 100.00	N/R	1,057,500
	Company Project, Refunding Series 2014, 5.250%, 4/01/30 (AMT)
1,200	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum	8/26 at 100.00	N/R	1,011,372
	Company Project, Refunding Series 2016, 4.000%, 8/01/35 (AMT)
1,000	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project,	5/26 at 100.00	BBB–	914,260
	Refunding Series 2016C, 4.300%, 11/01/30 (AMT)
1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,	2/22 at 100.00	A–	1,295,775
	Series 2012B, 5.000%, 2/15/32
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance,
	Inc., Series 2012:
2,105	5.000%, 6/01/32	6/22 at 100.00	A3	2,193,284
2,500	5.000%, 6/01/39	6/22 at 100.00	A3	2,585,700
1,120	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson	10/22 at 102.00	N/R	1,128,266
	Hollow Project Series 2014, 5.250%, 10/01/39
4,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	8/24 at 100.00	A+	4,313,640
	ProHealth Care, Inc. Obligated Group, Refunding Series 2015, 5.000%, 8/15/39
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Rogers
	Memorial Hospital, Inc., Series 2014A:
1,415	5.000%, 7/01/27	7/24 at 100.00	A	1,557,561
1,310	5.000%, 7/01/29	7/24 at 100.00	A	1,434,122
3,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Rogers	7/24 at 100.00	A	3,173,700
	Memorial Hospital, Inc., Series 2014B, 5.000%, 7/01/44
37,140	Total Wisconsin			31,952,609
$ 3,728,522	Total Municipal Bonds (cost $3,206,981,786)			3,336,067,821

Shares	Description (1)	Value
	COMMON STOCKS – 1.8% (1.1% of Total Investments)
	Electric Utilities – 1.8% (1.1% of Total Investments)
1,183,053	Energy Harbor Corp (8), (14)	$ 37,266,169
	Total Common Stocks (cost $37,135,530)	37,266,169

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Shares	Description (1), (9)	Value
	INVESTMENT COMPANIES – 0.1% (0.0% of Total Investments)
6,266	BlackRock MuniHoldings Fund Inc.	$ 87,160
26,880	BNY Mellon Strategic Municipals Inc.	193,267
30,000	Invesco Municipal Opportunity Trust	338,100
43,020	Invesco Trust for Investment Grade Municipals	494,730
43,420	PIMCO Municipal Income Fund II	526,251
	Total Investment Companies (cost $1,790,280)	1,639,508

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Industrials – 0.0% (0.0% of Total Investments)
$ 2,910	EWM P1 LLC (cash 13.750%, PIK 1.250%) (4), (5)	15.000%	9/01/28	N/R	$ 29
2,335	EWM P1 LLC (4), (5)	15.000%	9/01/28	N/R	23
$ 5,245	Total Corporate Bonds (cost $5,104,091)				52
	Total Long-Term Investments (cost $3,251,011,687)				3,374,973,550

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 2.4% (1.5% of Total Investments)
	MUNICIPAL BONDS – 2.4% (1.5% of Total Investments)
	California – 2.4% (1.5% of Total Investments)
$ 50,000	River Islands Public Financing Authority, California, Special Tax Bonds, Community Facilities	9/20 at 100.00	VMIG1	$ 50,000,000
	District 2015-1, Variable Rate Demand Obligations, Tender Option Bond Trust 2019-MIZ9003,
	0.380%, 3/01/36 (10)
$ 50,000	Total Short-Term Investments (cost $50,000,000)			50,000,000
	Total Investments (cost $3,301,011,687) – 163.4%			3,424,973,550
	Floating Rate Obligations – (0.8)%			(16,275,000)
	MuniFund Term Preferred Shares, net of deferred offering costs – (30.5)% (11)			(639,992,116)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (34.5)% (12)			(722,410,648)
	Other Assets Less Liabilities – 2.4%			50,066,325
	Net Assets Applicable to Common Shares – 100%			$ 2,096,362,111

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(6)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value
Measurements for more information.
(9)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at
http://www.sec.gov.
(10)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(11)	MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 18.7%.
(12)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 21.1%.
(13)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(14)	Common Stock received as part of the bankruptcy settlements for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds,
FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy
Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear
Generating Corporation Project, Series 2008C, 3.950%, 11/01/32.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from regis-
tration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax.
ETM	Escrowed to maturity.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association
(SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
PIK	Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in
Derivatives for more information.
See accompanying notes to financial statements

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 152.0% (100.0% of Total Investments)
	MUNICIPAL BONDS – 149.3% (98.2% of Total Investments)
	Alabama – 2.2% (1.5% of Total Investments)
$ 182	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds,	6/20 at 100.00	N/R	$ 2
	Big Sky Environmental LLC Project, Refunding Taxable Series 2017C, 1.000%, 9/01/37, 144A (4)
1,000	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds,	9/27 at 100.00	N/R	700,000
	Big Sky Environmental LLC Project, Series 2017A, 6.750%, 9/01/37, 144A (4)
213	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds,	9/27 at 100.00	N/R	148,646
	Big Sky Environmental LLC Project, Taxable Series 2017B, 6.750%, 9/01/37, 144A (4)
1,000	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City	6/20 at 100.00	B1	982,800
	Fiber Co Project, Series 1993, 6.450%, 12/01/23 (AMT)
2,000	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds,	9/25 at 100.00	N/R	2,005,220
	University of Mobile Project, Series 2015A, 6.000%, 9/01/45, 144A
10,765	Hoover Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds,	10/29 at 100.00	Caa2	8,928,168
	United States Steel Corporation Project, Series 2019, 5.750%, 10/01/49 (AMT)
5,000	Jefferson County, Alabama, Sewer Revenue Warrants, Capital Appreciation Subordinate Lien	10/23 at 105.00	BB	4,680,850
	Series 2013F, 0.000%, 10/01/50 (5)
1,000	Jefferson County, Alabama, Sewer Revenue Warrants, Senior Lien Series 2013C, 0.000%,	10/23 at 105.00	BB+	956,610
	10/01/38 – AGM Insured (5)
	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone
	Bonds, Hunt Refining Project, Refunding Series 2019A:
2,260	4.500%, 5/01/32, 144A	5/29 at 100.00	N/R	2,131,700
1,000	5.250%, 5/01/44, 144A	5/29 at 100.00	N/R	994,590
24,420	Total Alabama			21,528,586
	Arizona – 2.8% (1.8% of Total Investments)
5,000	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Pinecrest	9/23 at 105.00	BB+	4,729,700
	Academy of Nevada-Sloan Canyon Project, Refunding Series 2018A, 6.150%, 9/15/53, 144A
	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona
	Christian University Project, Series 2019A:
400	5.500%, 10/01/40, 144A	10/26 at 103.00	N/R	356,772
800	5.625%, 10/01/49, 144A	10/26 at 103.00	N/R	693,728
1,000	Arizona Industrial Development Authority, Education Facility Revenue Bonds, Caurus	6/28 at 100.00	N/R	961,720
	Academy Project, Series 2018A, 6.500%, 6/01/50, 144A
1,000	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	1/30 at 100.00	N/R	901,820
	Gateway Academy Project, Series 2019A, 5.750%, 1/01/50, 144A
3,000	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University	6/22 at 100.00	A3	3,304,860
	Project, Tender Option Bond Trust 2016-XF2337, 17.001%, 6/01/42, 144A (IF) (6)
440	Phoenix Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds,	7/24 at 101.00	N/R	357,971
	Deer Valley Veterans Assisted Living Project, Series 2016A, 5.125%, 7/01/36
1,000	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds,	5/24 at 100.00	N/R	1,052,090
	Desert Heights Charter School, Series 2014, 7.250%, 5/01/44
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Edkey Charter Schools Project, Refunding Series 2013:
500	6.000%, 7/01/33	7/20 at 102.00	BB–	498,185
1,000	6.000%, 7/01/48	7/20 at 102.00	BB–	933,030
100	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/20 at 102.00	BB–	102,180
	Edkey Charter Schools Project, Series 2014A, 6.875%, 7/01/34

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Arizona (continued)
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Edkey Charter Schools Project, Series 2016:
$ 245	5.250%, 7/01/36	7/26 at 100.00	BB–	$ 221,279
400	5.375%, 7/01/46	7/26 at 100.00	BB–	342,576
475	5.500%, 7/01/51	7/26 at 100.00	BB–	407,683
1,000	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/26 at 103.00	N/R	883,930
	Edkey Charter Schools Project, Series 2019, 5.875%, 7/01/51, 144A
2,000	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	2/24 at 100.00	N/R	2,192,500
	San Tan Montessori School Project, Series 2014A, 9.000%, 2/01/44
365	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	6/28 at 100.00	N/R	327,697
	Synergy Public Charter School Project, Series 2020, 5.000%, 6/15/35, 144A
100	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/25 at 100.00	N/R	81,646
	The Paideia Academies Project, 2019, 5.125%, 7/01/39
2,500	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden	1/22 at 100.00	B–	2,153,225
	Traditional Schools Project, Series 2012, 7.500%, 1/01/42
885	Pinal County Industrial Development Authority, Arizona, Correctional Facilities Contract	3/20 at 100.00	BBB–	885,195
	Revenue Bonds, Florence West Prison LLC, Series 2002A, 5.250%, 10/01/22 – ACA Insured
1,295	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Tribal Economic Development	5/22 at 100.00	BB–	1,365,525
	Bonds, Series 2012A, 9.750%, 5/01/25
2,500	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy	No Opt. Call	Ba3	3,245,500
	Inc. Prepay Contract Obligations, Series 2007, 5.500%, 12/01/37, 144A
945	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West	6/20 at 100.00	N/R	853,864
	Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (AMT)
26,950	Total Arizona			26,852,676
	Arkansas – 0.2% (0.1% of Total Investments)
2,000	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River	9/26 at 103.00	B	1,755,020
	Steel Project, Series 2019, 4.500%, 9/01/49 (AMT), 144A
	California – 17.9% (11.7% of Total Investments)
18,875	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second	10/26 at 100.00	Baa2	20,068,844
	Subordinate Lien Series 2016B, 5.000%, 10/01/37 (UB) (6)
1,000	California Enterprise Development Authority, Recovery Zone Facility Revenue Bonds,	4/21 at 100.00	N/R	1,009,730
	SunPower Corporation – Headquarters Project, Series 2010, 8.500%, 4/01/31
2,205	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/20 at 100.00	B–	2,205,287
	Sonoma County Tobacco Securitization Corporation, Series 2005, 5.125%, 6/01/38
	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford
	Hospital and Clinics, Tender Option Bond Trust 2016-XF2353:
1,250	18.253%, 11/15/40, (Pre-refunded 11/15/21), 144A (IF), (6)	11/21 at 100.00	AA– (7)	1,598,912
1,875	19.243%, 11/15/40, (Pre-refunded 11/15/21), 144A (IF), (6)	11/21 at 100.00	AA– (7)	2,426,869
	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los
	Angeles, Series 2017A:
5,165	5.000%, 8/15/42 (UB) (6)	8/27 at 100.00	Baa2	5,562,240
22,115	5.000%, 8/15/47 (UB) (6)	8/27 at 100.00	Baa2	23,502,274
12,500	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente	11/27 at 100.00	AA–	13,325,500
	System, Series 2017A-2, 4.000%, 11/01/44 (UB) (6)
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and
	Clinics, Tender Option Bond Trust 2016-XG0049:
1,000	17.595%, 8/15/51, 144A (IF) (6)	8/22 at 100.00	AA–	1,170,000
250	17.599%, 8/15/51, 144A (IF) (6)	8/22 at 100.00	AA–	292,513
1,020	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas	8/24 at 100.00	N/R	1,071,949
	Affordable Housing Inc. Projects, Series 2014B, 5.875%, 8/15/49

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 500	California Municipal Finance Authority, Revenue Bonds, California Baptist University,	11/26 at 100.00	N/R	$ 501,645
	Series 2016A, 5.000%, 11/01/36, 144A
7,430	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center,	7/27 at 100.00	BBB–	7,400,131
	Refunding Series 2017B, 4.000%, 7/01/42 (UB), (6)
20,925	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien	6/28 at 100.00	BBB–	19,006,178
	Series 2018A, 4.000%, 12/31/47 (AMT) (UB), (6)
400	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds,	No Opt. Call	N/R	120,000
	Aemerge Redpak Services Southern California, LLC Project, Subordinate Series 2017, 8.000%,
	12/01/27 (AMT), 144A (4)
3,795	California Public Finance Authority, Revenue Bonds, Verity Health System, Series 2015B,	No Opt. Call	N/R	3,719,100
	7.250%, 6/10/19 (4)
1,000	California School Finance Authority, California, Charter School Revenue Bonds, Alta	6/28 at 102.00	N/R	912,340
	Public Schools – Obligated Group, Series 2020A, 6.000%, 6/01/59, 144A
1,160	California State, General Obligation Bonds, Tender Option Bond Trust 3162, 19.020%,	6/20 at 100.00	AA	1,173,966
	3/01/40 – AGM Insured, 144A (IF), (6)
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2014A:
800	5.250%, 12/01/44	12/24 at 100.00	BB–	808,680
1,000	5.500%, 12/01/54	12/24 at 100.00	BB–	1,019,490
6,940	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/26 at 100.00	BB–	6,946,524
	Linda University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A
500	California Statewide Communities Development Authority, Revenue Bonds, Lancer	6/26 at 100.00	N/R	468,855
	Educational Student Housing Project, Refunding Series 2016A, 5.000%, 6/01/46, 144A
1,000	California Statewide Communities Development Authority, Special Tax Bonds, Community	9/22 at 100.00	N/R	1,033,890
	Facilities District 2012-01, Fancher Creek, Series 2013A, 5.700%, 9/01/43
1,555	California Statewide Communities Development Authority, Statewide Community	9/21 at 100.00	N/R	1,451,359
	Infrastructure Program Revenue Bonds, Series 2011A, 8.000%, 9/02/41
500	California Statewide Community Development Authority, Revenue Bonds, California Baptist	11/21 at 100.00	N/R (7)	549,810
	University, Series 2011A, 7.500%, 11/01/41 (Pre-refunded 11/01/21)
1,500	California Statewide Community Development Authority, Revenue Bonds, Daughters of	6/20 at 100.00	N/R	1,261,830
	Charity Health System, Series 2005A, 5.500%, 7/01/39 (8)
1,800	Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue Bonds,	3/20 at 100.00	N/R	1,800,882
	Franciscan Mobile Home Park Project, Refunding Third Tier Series 2007C, 6.500%, 12/15/47
2,000	Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue	3/20 at 100.00	A+	2,004,380
	Bonds, Franciscan Mobile Home Park, Refunding Series 2007A, 5.000%, 12/15/37
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement
	Asset-Backed Revenue Bonds, Refunding Series 2015A:
2,000	5.000%, 6/01/40 (UB), (6)	6/25 at 100.00	A+	2,221,420
2,000	5.000%, 6/01/45 (UB), (6)	6/25 at 100.00	A+	2,205,560
3,500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	B–	3,528,525
	Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37
5,960	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	5,809,570
	Asset-Backed Bonds, Series 2018A-1, 5.000%, 6/01/47
5,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	4,873,800
	Asset-Backed Bonds, Series 2018A-2, 5.000%, 6/01/47
860	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/25 at 100.00	A+	1,213,383
	Asset-Backed Bonds, Tender Option Bond Trust 2015-XF1038, 16.978%, 6/01/45, 144A (IF), (6)
1,500	Grossmont Healthcare District, California, General Obligation Bonds, Tender Option Bond	7/21 at 100.00	Aaa	1,887,315
	Trust 3253, 21.780%, 7/15/40, 144A (Pre-refunded 7/15/21), (IF), (6)
	Hercules Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area,
	Series 2005:
1,000	5.000%, 8/01/25 – AMBAC Insured	6/20 at 100.00	N/R	1,002,230
1,000	5.000%, 8/01/35 – AMBAC Insured	6/20 at 100.00	N/R	929,700

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 390	Lee Lake Public Financing Authority, California, Junior Lien Revenue Bonds, Series	9/23 at 100.00	N/R	$ 411,937
	2013B, 5.250%, 9/01/32
850	Los Angeles County, California, Community Development Commission Headquarters Office	9/21 at 100.00	Aa3	997,755
	Building, Lease Revenue Bonds, Community Development Properties Los Angeles County Inc.,
	Tender Option Bond Trust, 18.090%, 9/01/42, 144A (IF), (6)
1,825	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	7/20 at 100.00	AA	1,840,166
	Airport, Tender Option Bond Trust 2016-XL0005, 17.531%, 5/15/40, 144A (IF), (6)
1,000	Lynwood Redevelopment Agency, California, Tax Allocation Revenue Bonds, Project Area A,	9/21 at 100.00	A	1,057,230
	Subordinate Lien Series 2011A, 7.000%, 9/01/31
1,500	March Joint Powers Redevelopment Agency, California, Tax Allocation Revenue Bonds, March	8/21 at 100.00	N/R (7)	1,624,485
	Air Force Base Redevelopment Project, Series 2011A, 7.500%, 8/01/41 (Pre-refunded 8/01/21)
500	National City Community Development Commission, California, Tax Allocation Bonds,	8/21 at 100.00	A (7)	538,825
	National City Redevelopment Project, Series 2011, 7.000%, 8/01/32 (Pre-refunded 8/01/21)
330	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field	9/21 at 100.00	A- (7)	356,374
	Redevelopment Project, Series 2011, 6.750%, 9/01/40 (Pre-refunded 9/01/21)
200	Palomar Pomerado Health Care District, California, Certificates of Participation, Series	11/20 at 100.00	Ba1 (7)	204,348
	2010, 5.250%, 11/01/21 (Pre-refunded 11/01/20)
1,200	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley	10/21 at 100.00	A	1,300,140
	Project Area, Series 2011B, 6.750%, 10/01/30
	Sacramento City Financing Authority California, Lease Revenue Bonds, Master Lease
	Program Facilities Projects, Tender Option Bond Trust 2016-XG0100:
750	18.142%, 12/01/30 – AMBAC Insured, 144A (IF), (6)	No Opt. Call	AA–	1,596,277
2,015	17.932%, 12/01/33 – AMBAC Insured, 144A (IF), (6)	No Opt. Call	AA–	4,680,865
	San Buenaventura, California, Revenue Bonds, Community Memorial Health System,
	Series 2011:
960	8.000%, 12/01/26	12/21 at 100.00	BB	1,044,029
1,000	8.000%, 12/01/31	12/21 at 100.00	BB	1,076,310
4,095	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax	8/21 at 61.78	N/R	2,399,670
	Allocation Bonds, Mission Bay South Redevelopment Project, Subordinate Series 2016D, 0.000%,
	8/01/31, 144A
960	Santa Margarita Water District, California, Special Tax Bonds, Community Facilities	9/23 at 100.00	N/R	1,013,184
	District 2013-1 Village of Sendero, Series 2013, 5.625%, 9/01/43
1,065	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities	9/27 at 100.00	N/R	1,070,613
	District 16-01, Series 2017, 6.250%, 9/01/47, 144A
1,890	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed	5/20 at 100.00	B–	1,868,737
	Bonds, Series 2005A-1, 5.500%, 6/01/45
650	Twenty-nine Palms Redevelopment Agency, California, Tax Allocation Bonds, Four Corners	9/21 at 100.00	BBB+ (7)	708,831
	Project Area, Series 2011A, 7.650%, 9/01/42 (Pre-refunded 9/01/21)
1,250	University of California, General Revenue Bonds, Tender Option Bond Trust 2016-XL0001,	5/23 at 100.00	AA	1,720,237
	17.630%, 5/15/39, 144A (IF), (6)
165,310	Total California			171,594,694
	Colorado – 8.1% (5.3% of Total Investments)
500	Aviation Station North Metropolitan District 2, Denver County, Colorado, Limited Tax	9/24 at 103.00	N/R	450,270
	General Obligation Bonds, Subordinate Series 2019B, 7.750%, 12/15/48
3,275	Castle Oaks Metropolitan District 3, Castle Rock, Douglas County, Colorado, General	12/20 at 103.00	N/R	2,978,416
	Obligation Limited Tax Bonds, Refunding Series 2017, 5.000%, 12/01/37
500	Cherry Creek Corporate Center Metropolitan District, Arapahoe County, Colorado, Revenue	12/21 at 103.00	N/R	450,760
	Bonds, Refunding Subordinate Lien Series 2016B, 8.000%, 6/15/37
750	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	3/20 at 100.00	BB+	751,058
	Community Leadership Academy Project, Series 2008, 6.250%, 7/01/28
2,180	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	10/22 at 100.00	N/R	2,219,741
	Mountain Phoenix Community School, Series 2012, 7.000%, 10/01/42

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 560	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	7/24 at 100.00	BB	$ 514,937
	Skyview Academy Project, Series 2014, 5.375%, 7/01/44, 144A
2,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes of	2/24 at 100.00	N/R	2,595,575
	the Midwest Obligated Group, Series 2013, 8.000%, 8/01/43
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes	2/26 at 100.00	N/R	811,320
	Project, Series 2016, 6.125%, 2/01/46, 144A
4,920	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	4,698,699
	Series 2019A-2, 4.000%, 8/01/49
1,285	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Craig Hospital Project,	12/22 at 100.00	A+	1,358,181
	Series 2012, 5.000%, 12/01/32 (UB), (6)
518	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project,	No Opt. Call	N/R	5
	Series 2007, 5.000%, 3/01/20 (4), (8)
	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project,
	Series 2017:
5,045	0.000%, 4/01/27 (AMT) (4), (8)	No Opt. Call	N/R	855,430
2,224	0.000%, 10/01/27 (AMT) (4), (8)	No Opt. Call	N/R	360,911
2,000	Compark Business Campus Metropolitan District, Douglas County, Colorado, General	12/22 at 100.00	N/R (7)	2,294,360
	Obligation Bonds, Series 2012A, 6.750%, 12/01/39 (Pre-refunded 12/01/22)
	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds,
	Series 2007:
1,000	5.400%, 12/01/27 (4)	6/20 at 100.00	N/R	800,000
1,500	5.450%, 12/01/34	6/20 at 100.00	N/R	1,200,000
1,000	Crowfoot Valley Ranch Metropolitan District No 2, Douglas County, Colorado, Limited Tax	12/23 at 103.00	N/R	947,560
	General Obligation Bonds, Series 2018A, 5.625%, 12/01/38
10,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	12/28 at 100.00	A	10,396,400
	2018A, 4.000%, 12/01/48 (AMT) (UB), (6)
3,000	Denver City and County, Colorado, Special Facilities Airport Revenue Bonds, United	10/23 at 100.00	BB–	2,961,960
	Airlines, Inc. Project, Refunding Series 2017, 5.000%, 10/01/32 (AMT)
500	Dinosaur Ridge Metropolitan District, Golden, Jefferson County, Colorado, Special	6/24 at 103.00	N/R	423,040
	Revenue Refunding and Improvement Bonds, Series 2019A, 5.000%, 6/01/49
2,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%,	No Opt. Call	A	1,617,380
	9/01/27 – NPFG Insured
708	Erie Highlands Metropolitan District No 1 (In the Town of Erie), Weld County, Colorado,	12/20 at 103.00	N/R	663,828
	General Obligation Limited Tax Bonds, Series 2015B, 7.750%, 12/15/45
	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds,
	Series 2014:
1,000	5.750%, 12/01/30	12/24 at 100.00	N/R	993,150
2,080	6.000%, 12/01/38	12/24 at 100.00	N/R	1,993,846
500	Fourth Street Crossing Business Improvement District, Silverthorne, Summit County, Colorado,	6/24 at 103.00	N/R	435,285
	Special Revenue and Tax Supported Bonds, Senior Series 2019A, 5.375%, 12/01/49, 144A
1,989	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue	6/20 at 100.00	N/R	1,615,744
	Bonds, Series 2009A-1, 9.000%, 8/01/39 (4)
2,000	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited	12/24 at 100.00	N/R	1,871,320
	Tax, Refunding & Improvement Series 2015, 6.125%, 12/01/44
890	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited	6/20 at 100.00	N/R	812,517
	Tax, Series 2007A, 5.500%, 12/01/37
993	Iliff Commons Metropolitan District 2, Aurora, Arapahoe County, Colorado, General	12/20 at 103.00	N/R (7)	1,052,242
	Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2015, 6.250%, 12/01/44
	(Pre-refunded 12/01/20)
305	Iliff Commons Metropolitan District 2, Aurora, Arapahoe County, Colorado, General Obligation	12/21 at 103.00	N/R	288,606
	Bonds, Subordinated Limited Tax Convertible to Unlimited Tax Series 2016B, 8.000%, 12/15/46
2,000	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Revenue	12/20 at 103.00	N/R	1,789,100
	Bonds, Refunding Series 2015, 5.500%, 12/01/45

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A:
$ 675	5.250%, 12/01/36	12/21 at 103.00	N/R	$ 620,129
1,265	5.375%, 12/01/46	12/21 at 103.00	N/R	1,130,075
2,810	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds,	6/20 at 100.00	N/R	2,770,323
	Series 2007, 6.750%, 1/01/34
500	Lanterns Metropolitan District 1, Castle Rock, Douglas County, Colorado, Limited Tax	9/24 at 103.00	N/R	427,915
	General Obligation Bonds, Series 2019A, 5.000%, 12/01/49
500	Larkridge Metropolitan District No 2, In the City of Thornton, Adams County, Colorado,	12/23 at 103.00	N/R	445,335
	General Obligation, Limited Tax Convertible to Unlimited Tax, Improvement Bonds,
	Refunding Series 2019, 5.250%, 12/01/48
1,250	Lewis Pointe Metropolitan District, Thornton, Colorado, Limited Tax Convertible to	12/20 at 100.00	N/R	1,216,438
	Unlimited Tax General Obligation Bonds, Series 2015A, 6.000%, 12/01/44
500	Leyden Rock Metropolitan District No 10, In the City of Arvada, Colorado, Limited Tax	12/21 at 103.00	N/R	481,815
	General Obligation Bonds, Refunding and Improvement Series 20016A, 5.000%, 12/01/45
500	Leyden Rock Metropolitan District No 10, In the City of Arvada, Colorado, Limited Tax	12/21 at 103.00	N/R	481,380
	General Obligation Bonds, Refunding and Improvement Series 20016B, 7.250%, 12/15/45
500	Midcities Metropolitan District No 2, In the City and County of Broomfield, Colorado,	12/21 at 103.00	N/R	459,760
	Subordinate Special Revenue Refunding Bonds, Series 2016B, 7.750%, 12/15/46
2,000	Murphy Creek Metropolitan District 3, Aurora, Colorado, General Obligation Bonds,	6/20 at 100.00	N/R	2,000,000
	Refunding & Improvement Series 2006, 6.125%, 12/01/35 (4)
1,535	North Vista Highlands Metropolitan District 3, Pueblo County, Colorado, Limited Tax	3/25 at 103.00	N/R	1,311,980
	General Obligation Bonds, Series 2020, 5.125%, 12/01/49
	Painted Prairie Public Improvement Authority, Aurora, Colorado, Special Revenue Bonds,
	Series 2019:
1,500	5.000%, 12/01/39	12/24 at 103.00	N/R	1,352,235
5,000	5.000%, 12/01/49	12/24 at 103.00	N/R	4,256,650
500	Palisade Park West Metropolitan District, Broomfield County, Colorado, Limited Tax	6/24 at 103.00	N/R	419,570
	General Obligation Bonds, Convertible to Unlimited Tax, Series 2019A, 5.125%, 12/01/49
1,000	Pinon Pines Metropolitan District No 1, El Paso County, Colorado, General Obligation	12/21 at 103.00	N/R	858,600
	Limited Tax Bonds, Series 2016, 5.375%, 12/01/46
1,080	Promenade at Castle Rock Metropolitan District 1, Colorado, General Obligation Bonds,	12/20 at 103.00	N/R	1,093,489
	Limited Tax Series 2015A, 5.750%, 12/01/39
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project
	Private Activity Bonds, Series 2010:
1,000	6.500%, 1/15/30	7/20 at 100.00	Baa3	1,003,760
1,000	6.000%, 1/15/41	7/20 at 100.00	Baa3	1,002,790
500	Ritoro Metropolitan District In the Town of Elizabeth, Elbert County, Colorado, Limited	6/24 at 103.00	N/R	420,505
	Tax , Convertible to Unlimited Tax, General Obligation Bonds, Series 2019A, 5.000%, 12/01/49
500	Riverdale Ranch Metropolitan District, Thornton City, Adams County, Colorado, Limited	9/24 at 103.00	N/R	410,620
	Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2019A, 5.000%, 12/01/49
1,000	South Aurora Regional Improvement Authority, Aurora, Colorado, Special Revenue Bonds,	12/23 at 103.00	N/R	912,930
	Series 2018, 6.250%, 12/01/57
3,000	Stone Ridge Metropolitan District 2, Colorado, General Obligation Bonds, Limited Tax	6/20 at 100.00	N/R	480,000
	Convertible to Unlimited, Series 2007, 0.000%, 12/01/31 (4)
1,815	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax	12/20 at 100.00	N/R	1,817,741
	Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39
965	VDW Metropolitan District 2, Larimer County, Colorado, General Obligation Bonds,	12/21 at 103.00	N/R	970,365
	Refunding Limited Tax Series 2016B, 7.250%, 12/15/45
1,000	Velocity Metropolitan District No 3, In the City of Aurora, Colorado, Limited Tax	12/23 at 103.00	N/R	958,500
	General Obligation Bonds, Series 2019, 5.375%, 12/01/39
705	Windsor Highlands Metropolitan District 9, Windsor, Larimer County, Colorado, Limited	9/24 at 103.00	N/R	591,770
	Tax Supported Revenue Bonds, Series 2019, 5.000%, 12/01/49
91,322	Total Colorado			78,096,316

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Connecticut – 0.1% (0.1% of Total Investments)
$ 500	Great Pond Improvement District, Connecticut, Special Obligation Revenue Bonds, Great	10/26 at 102.00	N/R	$ 412,880
	Pond Phase 1 Project, Series 20019, 4.750%, 10/01/48, 144A
6,235	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate	No Opt. Call	N/R	405,249
	Series 2013A, 6.050%, 7/01/31 (cash 4.000%, PIK 2.050%) (4)
6,735	Total Connecticut			818,129
	Delaware – 0.3% (0.2% of Total Investments)
2,500	Delaware Economic Development Authority, Revenue Bonds, Odyssey Charter School Inc.	3/25 at 100.00	N/R	2,561,125
	Project, Series 2015A, 7.000%, 9/01/45, 144A
	District of Columbia – 0.5% (0.3% of Total Investments)
135	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	No Opt. Call	Baa1	139,435
	Bonds, Series 2001, 6.500%, 5/15/33
605	District of Columbia, Revenue Bonds, Cesar Chavez Public Charter Schools for Public	11/20 at 100.00	B–	606,028
	Policy, Series 2011, 7.500%, 11/15/31
2,500	District of Columbia, Revenue Bonds, Howard University, Tender Option Bond Trust	4/21 at 100.00	Ba2	2,492,775
	2016-XG0094, 22.361%, 10/01/37, 144A (IF), (6)
250	District of Columbia, Revenue Bonds, KIPP DC Issue, Series 2013A, 6.000%, 7/01/33	7/23 at 100.00	N/R (7)	290,290
	(Pre-refunded 7/01/23)
2,000	District of Columbia, Revenue Bonds, Saint Paul on Fourth Street, Inc., Series 2019A,	5/30 at 100.00	N/R	1,511,820
	5.250%, 5/15/55, 144A
5,490	Total District of Columbia			5,040,348
	Florida – 14.5% (9.5% of Total Investments)
500	Academical Village Community Development District, Davie, Florida, Special Assessment	5/30 at 100.00	N/R	428,646
	Revenue Bonds, Series 2020, 4.000%, 5/01/51
1,500	Alachua County Health Facilities Authority, Florida, Health Faculties Revenue Bonds,	11/21 at 100.00	N/R	994,335
	Terraces at Bonita Springs Project, Series 2011A, 8.125%, 11/15/46
1,775	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds,	5/22 at 100.00	N/R	1,859,845
	Series 2012, 6.700%, 5/01/42
1,735	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds,	5/25 at 100.00	N/R	1,644,884
	Series 2015, 5.375%, 5/01/45
995	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special	11/25 at 100.00	N/R	1,009,199
	Assessment Bonds, Series 2015, 5.250%, 11/01/46
905	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds,	No Opt. Call	N/R	1,006,885
	Phase 1 Project, Series 2013A, 6.125%, 11/01/33
1,750	Boggy Creek Improvement District, Orlando, Florida, Special Assessment Revenue Bonds,	5/23 at 100.00	N/R	1,756,965
	Refunding Series 2013, 5.125%, 5/01/43
700	Broward County, Florida, Airport Facility Revenue Bonds, Learjet Inc., Series 2000,	6/20 at 100.00	Caa3	696,808
	7.500%, 11/01/20 (AMT)
1,435	Capital Projects Finance Authority, Student Housing Revenue Bonds, Florida, Capital Projects	6/20 at 100.00	Baa2	1,424,252
	Loan Program, Series 2001F-1, 5.000%, 10/01/31 – NPFG Insured
2,595	Capital Trust Agency, Florida, Revenue Bonds, Provision CARES Proton Therapy Center,	6/28 at 100.00	N/R	2,641,710
	Orlando Project, Series 2018, 7.500%, 6/01/48, 144A
830	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project, Series	6/26 at 100.00	N/R	739,762
	2019A, 5.000%, 6/15/39, 144A
1,000	Capital Trust Agency, Florida, Revenue Bonds, Tuscan Gardens of Palm Coast Project,	4/24 at 103.00	N/R	703,650
	Series 2017A, 7.000%, 10/01/49, 144A
1,000	Capital Trust Agency, Florida, Senior Living Facilities Revenue Bonds, Elim Senior	8/24 at 103.00	N/R	679,710
	Housing, Inc. Project, Series 2017, 5.875%, 8/01/52, 144A
955	Celebration Pointe Community Development District 1, Alachua County, Florida, Special	5/24 at 100.00	N/R	956,528
	Assessment Revenue Bonds, Series 2014, 5.125%, 5/01/45
500	Charlotte County Industrial Development Authority, Florida, Utility System Revenue	10/27 at 100.00	N/R	530,100
	Bonds, Town & Country Utilities Project, Series 2019, 5.000%, 10/01/49 (AMT), 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 2,000	Collier County Industrial Development Authority, Florida, Continuing Care Community	5/24 at 100.00	N/R	$ 1,600,000
	Revenue Bonds, Arlington of Naples Project, Series 2014A, 0.000%, 5/15/35, 144A (4)
865	Cordoba Ranch Community Development District, Hillsborough County, Florida, Special	6/20 at 100.00	N/R	832,606
	Assessment Revenue Bonds, Series 2006, 5.550%, 5/01/37
1,000	Cross Creek North Community Development District, Clay County, Florida, Special	11/29 at 100.00	N/R	1,016,260
	Assessment Bonds, Series 2018, 5.375%, 11/01/50, 144A
2,665	Currents Community Development District, Collier County, Florida, Bond Anticipation	10/20 at 100.00	N/R	2,666,599
	Note, Series 2019, 4.500%, 11/01/20
700	Fishhawk Community Development District IV, Hillsborough County, Florida, Special	5/23 at 100.00	N/R	758,128
	Assessment Revenue Bonds, Series 2013A, 7.000%, 5/01/33
1,850	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown	7/24 at 100.00	N/R	1,880,007
	Doral Charter Elementary School Project, Series 2014A, 6.500%, 7/01/44
1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown	7/27 at 100.00	N/R	897,940
	Doral Charter Elementary School Project, Series 2017A, 5.750%, 7/01/44, 144A
565	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida	7/26 at 100.00	N/R	470,063
	Charter Foundation Inc. Projects, Series 2016A, 5.000%, 7/15/46, 144A
1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Miami	6/24 at 100.00	N/R	862,690
	Arts Charter School Projects, Series 2014, 6.000%, 6/15/44, 144A
655	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Pepin	1/27 at 100.00	N/R	548,903
	Academies of Pasco County Inc., Series 2020A, 5.000%, 1/01/50, 144A
1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,	9/20 at 100.00	B+	1,004,080
	Renaissance Charter School, Inc. Projects, Series 2010A, 6.000%, 9/15/40
2,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,	6/21 at 100.00	B+	2,149,180
	Renaissance Charter School, Inc. Projects, Series 2011A, 7.625%, 6/15/41
4,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,	6/23 at 100.00	N/R	4,406,640
	Renaissance Charter School, Inc. Projects, Series 2013A, 8.500%, 6/15/44
	Florida Development Finance Corporation, Florida, Surface Transportation Facility
	Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A:
7,505	5.000%, 1/01/49 (AMT) (Mandatory Put 1/01/29), 144A	7/20 at 105.00	N/R	6,368,218
6,405	6.250%, 1/01/49 (AMT) (Mandatory Put 1/01/24), 144A	7/20 at 104.00	N/R	5,592,526
31,170	6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	7/20 at 105.00	N/R	26,711,443
	FRERC Community Development District, Ocoee, Florida, Special Assessment Bonds,
	Series 2020:
2,750	5.375%, 11/01/40	11/29 at 100.00	N/R	2,545,785
2,000	5.500%, 11/01/50	11/29 at 100.00	N/R	1,833,200
2,500	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special	11/22 at 100.00	N/R	2,581,500
	Assessment Bonds, Doral Breeze Project Series 2012, 5.500%, 11/01/32
1,000	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special	5/24 at 100.00	N/R	1,076,490
	Assessment Improvement Bonds, Assessment Area Two Project, Refunding Series 2014A-2,
	6.500%, 5/01/39
200	Gulfstream Polo Community Development District, Palm Beach County, Florida, Special	11/29 at 100.00	N/R	186,844
	Assessment Bonds, Phase 2 Project, Series 2019, 4.375%, 11/01/49
1,920	Harmony Community Development District, Florida, Capital Improvement Revenue Bonds,	5/24 at 100.00	N/R	1,938,547
	Special Assessment, Refunding Series 2014, 5.250%, 5/01/32
200	Hawkstone Community Development District, Florida, Special Assessment Revenue Bonds,	11/29 at 100.00	N/R	178,488
	Assessment Area 2, Series 2019, 4.000%, 11/01/39
1,000	Lakes by the Bay South Community Development District, Florida, Special Assessment	11/22 at 100.00	N/R	1,038,760
	Bonds, Series 2012, 5.750%, 11/01/42
625	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Lakewood	5/25 at 100.00	N/R	625,681
	Centre North Project, Series 2015, 4.875%, 5/01/45
2,000	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee	6/20 at 100.00	BB–	1,790,420
	County Community Charter Schools, Series 2007A, 5.375%, 6/15/37

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 630	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue	12/22 at 105.00	N/R	$ 515,082
	Bonds, Preserve Project, Series 2017A, 5.750%, 12/01/52, 144A
1,000	Magic Place Community Development District, Osceola County, Florida, Special Assessment	5/30 at 100.00	N/R	853,330
	Revenue Bonds, Series 2019, 4.500%, 5/01/51
12,190	Miami Beach, Florida, Resort Tax Revenue Bonds, Series 2015, 5.000%, 9/01/45 (UB), (6)	9/25 at 100.00	AA–	14,004,238
750	Miami Dade County Industrial Development Authority, Florida, Educational Facilities Revenue	7/27 at 100.00	N/R	666,758
	Bonds, South Florida Autism Charter School Project, Series 2017, 6.000%, 7/01/47, 144A
2,085	Miami World Center Community Development District, Miami-Dade County, Florida, Special	11/27 at 100.00	N/R	2,131,600
	Assessment Bonds, Series 2017, 5.250%, 11/01/49
1,750	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Youth Co-Op	9/25 at 100.00	N/R	1,656,305
	Charter Schools Project, Series 2015A, 6.000%, 9/15/45, 144A
1,250	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Tender Option Bond	10/20 at 100.00	Aa3	1,339,762
	Trust 2016-XG0030, 17.325%, 10/01/39 – AGM Insured, 144A (IF)
505	Mirada Community Development District, Pasco County, Florida, Bond Anticipation Note,	11/20 at 100.00	N/R	505,439
	Assessment Area 3, Series 2019, 4.500%, 5/01/24
400	North Park Isle Community Development District, Plant City, Florida, Special Assessment	5/29 at 100.00	N/R	367,136
	Revenue Bonds, Assessment Area 1, Series 2019, 4.750%, 5/01/50
930	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement	8/26 at 100.00	N/R	976,370
	Bonds, Development Unit 53, Series 2015, 5.500%, 8/01/46
	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences
	of Boca Raton Project, Series 2014A:
620	7.000%, 6/01/29	6/22 at 102.00	N/R	642,531
3,110	7.500%, 6/01/49	6/22 at 102.00	N/R	3,213,936
500	Palm Beach County, Florida, Revenue Bonds, Provident Group – PBAU Properties LLC – Palm	4/29 at 100.00	Ba1	440,840
	Beach Atlantic University Housing Project, Series 2019A, 5.000%, 4/01/51, 144A
3,385	Pine Island Community Development District, Florida, Special Assessment Bonds, Bella	6/20 at 100.00	N/R	3,387,437
	Collina, Series 2004, 5.750%, 5/01/35
1,605	Reunion West Community Development District, Florida, Special Assessment Bonds, Series	5/22 at 100.00	N/R	1,658,575
	2004A-1, 6.250%, 5/01/36
2,500	Rolling Oaks Community Development District, Florida, Special Assessment Bonds, Series	11/27 at 100.00	N/R	2,706,500
	2016, 6.000%, 11/01/47
990	Shingle Creek Community Development District, Osceola County, Florida, Special	11/25 at 100.00	N/R	1,000,286
	Assessment Revenue Bonds, Series 2015, 5.400%, 11/01/45
1,540	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	5/22 at 100.00	N/R	1,125,540
	Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (5)
	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note,
	Series 2007-3:
120	6.375%, 5/01/20 (4)	No Opt. Call	N/R	1
1,360	6.650%, 5/01/40 (4)	6/20 at 100.00	N/R	14
2,845	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note,	6/20 at 100.00	N/R	28
	Series 2007A-2, 5.250%, 5/01/39 (4)
3,740	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	6/20 at 100.00	N/R	3,232,519
	Series 2015-1, 0.000%, 5/01/40 (5)
2,300	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	6/20 at 100.00	N/R	1,524,923
	Series 2015-2, 0.000%, 5/01/40 (5)
2,505	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	6/20 at 100.00	N/R	25
	Series 2015-3, 6.610%, 5/01/40 (4)
1,980	Twin Creeks North Community Development District, Florida, Special Assessment Bonds,	11/31 at 100.00	N/R	2,044,310
	Master Infrastructure Improvements, Series 2016A-1, 6.375%, 11/01/47
3,700	Twin Creeks North Community Development District, Florida, Special Assessment Bonds,	11/31 at 100.00	N/R	3,820,176
	Master Infrastructure Improvements, Series 2016A-2, 6.375%, 11/01/47

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 500	Two Lakes Community Development District, Hialeah, Florida, Special Assessment Bonds,	12/29 at 100.00	N/R	$ 445,790
	Expansion Area Project, Series 2019, 4.000%, 12/15/49
1,000	Venetian Parc Community Development District, Miami-Dade County, Florida, Special	11/28 at 100.00	N/R	1,226,980
	Assessment Bonds, Area One Project, Series 2013, 6.500%, 11/01/43
975	Waterset North Community Development District, Hillsborough County, Florida, Special	11/24 at 100.00	N/R	996,743
	Assessment Revenue Bonds, Series 2014, 5.500%, 11/01/45
153,515	Total Florida			139,117,451
	Georgia – 0.8% (0.5% of Total Investments)
1,000	Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds,	11/23 at 100.00	BBB	1,023,780
	Testletree Village Apartments, Series 2013A, 5.000%, 11/01/48
1,250	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta	6/20 at 100.00	BB	1,257,225
	Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29
1,880	Douglas County Development Authority, Georgia, Charter School Revenue Bonds, Brighten	10/23 at 100.00	N/R	1,932,546
	Academy Project, Series 2013A, 7.125%, 10/01/43
1,000	Fulton County Development Authority, Georgia, Revenue Bonds, Amana Academy Project,	4/23 at 100.00	N/R	991,690
	Series 2013A, 6.500%, 4/01/43
	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
288	5.500%, 7/15/23 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R (7)	299,230
767	5.500%, 7/15/30 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R (7)	810,267
841	5.500%, 1/15/36 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R (7)	889,532
7,026	Total Georgia			7,204,270
	Guam – 0.0% (0.0% of Total Investments)
330	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%,	10/23 at 100.00	Baa2	331,469
	10/01/43 (AMT)
	Idaho – 0.1% (0.0% of Total Investments)
500	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project,	3/22 at 100.00	A–	550,955
	Tender Option Bond Trust 2016-XG0066, 16.397%, 3/01/47, 144A (IF), (6)
	Illinois – 27.7% (18.2% of Total Investments)
550	Bolingbrook, Illinois, Sales Tax Revenue Bonds, Series 2005, 6.250%, 1/01/24	6/20 at 100.00	N/R	507,790
10,670	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A	11,048,998
	Series 2016, 6.000%, 4/01/46 (UB), (6)
1,500	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/24 at 100.00	BB–	1,446,000
	Project Series 2015C, 5.250%, 12/01/39
1,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/20 at 100.00	B1	998,110
	Refunding Series 2010F, 5.000%, 12/01/31
15,385	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/25 at 100.00	BB–	16,583,184
	Series 2016A, 7.000%, 12/01/44
2,025	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/26 at 100.00	BB–	2,147,593
	Series 2016B, 6.500%, 12/01/46
9,910	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB–	10,889,009
	Series 2017A, 7.000%, 12/01/46, 144A
3,000	Chicago Greater Metropolitan Water Reclamation District, Illinois, General Obligation	12/24 at 100.00	AA+	3,258,630
	Bonds, Capital Improvement, Green 2014 Series 2015A, 5.000%, 12/01/44 (UB), (6)
7,500	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011,	12/21 at 100.00	A3	7,871,700
	5.250%, 12/01/40 (UB), (6)
1,413	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, 35th and State	5/20 at 100.00	N/R	1,340,181
	Redevelopment Project, Series 2012, 6.100%, 1/15/29
2,274	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue	6/20 at 100.00	N/R	1,578,327
	Bonds, Diversey-Narragansett Project, Series 2006, 7.460%, 2/15/26 (4)
5,000	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport,	1/29 at 100.00	A	5,076,200
	Refunding Senior Lien Series 2018A, 4.000%, 1/01/43 (AMT) (UB), (6)

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 30,500	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior	1/29 at 100.00	A	$ 33,894,650
	Lien Series 2018B, 5.000%, 1/01/48 (UB), (6)
2,000	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A,	1/24 at 100.00	Ba1	2,016,680
	5.250%, 1/01/30
9,400	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A,	1/27 at 100.00	BBB–	9,785,682
	6.000%, 1/01/38
1,000	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2005D,	1/25 at 100.00	Ba1	1,011,700
	5.500%, 1/01/37
130	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C, 5.000%, 1/01/38	1/26 at 100.00	BBB–	125,883
	Chicago, Illinois, General Obligation Bonds, Series 2019A:
7,500	5.000%, 1/01/44 (UB), (6)	1/29 at 100.00	BBB–	7,030,425
8,000	5.500%, 1/01/49 (UB), (6)	1/29 at 100.00	BBB–	7,938,080
1,500	Chicago, Illinois, General Obligation Bonds, Variable Rate Demand Series 2007F,	1/25 at 100.00	Ba1	1,505,790
	5.500%, 1/01/42
4,000	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International	10/20 at 100.00	B1	3,973,520
	Corporation Project, Series 2010, 6.750%, 10/15/40
5,000	Illinois Finance Authority Revenue Bonds, Ness Healthcare NFP, Series 2016A, 6.375%,	11/26 at 100.00	N/R	3,606,300
	11/01/46, 144A
1,000	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International	10/20 at 100.00	B1	993,380
	Corporation Project, Series 2010, 6.750%, 10/15/40
	Illinois Finance Authority, Revenue Bonds, Ascension Health/Presence Health Network,
	Series 2016C:
25	4.000%, 2/15/41 (Pre-refunded 2/15/27) (UB)	2/27 at 100.00	N/R (7)	29,563
495	4.000%, 2/15/41 (Pre-refunded 2/15/27) (UB)	2/27 at 100.00	N/R (7)	585,342
10,655	4.000%, 2/15/41 (UB)	2/27 at 100.00	Aa2	11,049,342
1,000	Illinois Finance Authority, Revenue Bonds, Lake Forest College, Series 2012A,	10/22 at 100.00	BBB–	1,022,190
	6.000%, 10/01/48
5,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Healthcare, Series	1/28 at 100.00	Aa2	5,185,200
	2017A, 4.000%, 7/15/47 (UB), (6)
2,000	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2018B, 6.125%,	10/28 at 100.50	N/R	2,052,980
	4/01/58, 144A
	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Tender Option Bond
	Trust 2015-XF0121:
1,685	21.194%, 8/15/41, 144A (IF), (6)	8/21 at 100.00	A2	1,999,033
250	21.209%, 8/15/41, 144A (IF), (6)	8/21 at 100.00	A2	296,628
5,000	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center,	2/27 at 100.00	A1	5,225,950
	Series 2016B, 4.000%, 8/15/41 (UB), (6)
	Illinois State, General Obligation Bonds, November Series 2016:
1,000	5.000%, 11/01/35	11/26 at 100.00	BBB–	938,390
1,000	5.000%, 11/01/37	11/26 at 100.00	BBB–	933,630
9,945	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/27 (UB), (6)	No Opt. Call	BBB–	9,646,849
630	Illinois State, General Obligation Bonds, Series 2012A, 5.000%, 3/01/36	3/22 at 100.00	BBB–	590,619
5,445	Illinois State, Sales Tax Revenue Bonds, Build Illinois, Refunding Junior Obligation	6/26 at 100.00	BBB	5,057,044
	September Series 2016C, 4.000%, 6/15/31 (UB), (6)
2,000	Lombard Public Facilities Corporation, Illinois, Conference Center and Hotel Revenue	3/28 at 100.00	N/R	1,820,000
	Bonds, First Tier Series 2005A-2, 5.500%, 1/01/36, 144A
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project
	Bonds, Refunding Series 2020A:
16,000	4.000%, 6/15/50	12/29 at 100.00	BB+	13,461,120
45,550	4.000%, 6/15/50 (UB), (6)	12/29 at 100.00	BB+	38,322,126
800	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds,	6/21 at 100.00	N/R (7)	844,792
	Series 2010, 6.000%, 6/01/28 (Pre-refunded 6/01/21)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 870	Rantoul, Champaign County, Illinois, Tax Increment Revenue Bonds, Evans Road Series	12/23 at 100.00	N/R	$ 824,786
	2013B, 7.000%, 12/01/33
	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitization Bonds, Series 2018C:
9,875	5.000%, 1/01/36 (UB), (6)	1/29 at 100.00	AA–	10,844,133
17,750	5.250%, 1/01/48 (UB), (6)	1/29 at 100.00	AA–	19,307,385
1,000	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial	11/23 at 100.00	N/R (7)	1,208,120
	Group, Inc., Series 2013, 7.125%, 11/01/43 (Pre-refunded 11/01/23)
895	Yorkville United City Business District, Illinois, Storm Water and Water Improvement	5/20 at 100.00	N/R	366,950
	Project Revenue Bonds, Series 2007, 4.800%, 1/01/26 (4)
269,127	Total Illinois			266,239,984
	Indiana – 1.5% (1.0% of Total Investments)
3,160	Carmel Redevelopment District, Indiana, Tax Increment Revenue Bonds, Series 2004A,	3/20 at 100.00	N/R	3,180,256
	6.650%, 7/15/24
1,000	Indiana Bond Bank, Special Program Bonds, Hendricks Regional Health Project, Tender	No Opt. Call	AA	2,158,670
	Option Bond Trust 2016-XL0019, 17.986%, 4/01/30, 144A (IF), (6)
1,250	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy	No Opt. Call	A2	1,327,775
	Corporation Guaranteed, Tender Option Bond Trust 2015-XF0115, 17.292%, 10/15/20,
	144A (IF), (6)
1,000	Indiana Finance Authority, Educational Facilities Revenue Bonds, Discovery Charter	12/25 at 100.00	BB–	1,026,100
	School Project, Series 2015A, 7.250%, 12/01/45
2,000	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel	8/22 at 100.00	Caa2	1,670,740
	Corporation Project, Series 2012, 5.750%, 8/01/42 (AMT)
500	Indiana Finance Authority, Hospital Revenue Bonds, King’s Daughters’ Hospital and Health	8/20 at 100.00	Baa2	502,065
	Services, Series 2010, 5.500%, 8/15/45
1,290	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group Revenue Bonds,	12/20 at 100.00	AA–	1,418,897
	Tender Option Bond Trust 2015-XF0106, 17.228%, 12/01/37, 144A (IF), (6)
910	Saint Joseph County, Indiana, Economic Development Revenue Bonds, Chicago Trail Village	6/20 at 100.00	N/R	911,420
	Apartments, Series 2005A, 7.500%, 7/01/35
1,000	Shoals, Indiana, Exempt Facilities Revenue Bonds, National Gypsum Company Project,	11/23 at 100.00	N/R	1,026,220
	Series 2013, 7.250%, 11/01/43 (AMT)
1,375	Terre Haute, Indiana, Economic Development Solid Waste Facility Revenue Bonds, Pyrolyx	No Opt. Call	N/R	1,217,287
	USA Indiana, LLC Project, Series 2017A, 7.250%, 12/01/28 (AMT)
13,485	Total Indiana			14,439,430
	Iowa – 0.7% (0.5% of Total Investments)
1,030	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc.	8/22 at 100.00	Ba3	1,020,153
	Project, Series 2012, 4.750%, 8/01/42
2,000	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/23 at 100.00	B	2,005,720
	Company Project, Series 2013, 5.250%, 12/01/25
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
1,000	5.375%, 6/01/38	6/20 at 100.00	B–	1,009,290
2,900	5.625%, 6/01/46	6/20 at 100.00	B–	2,926,941
6,930	Total Iowa			6,962,104
	Kansas – 0.7% (0.5% of Total Investments)
5,305	University of Kansas Hospital Authority, Health Facilities Revenue Bonds, KU Health	9/25 at 100.00	AA–	5,977,621
	System, Refunding & Improvement Series 2015, 5.000%, 9/01/45 (UB), (6)
1,000	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation	9/25 at 100.00	N/R	834,530
	Bonds, Vacation Village Project Area 1 and 2A, Series 2015, 5.750%, 9/01/32
6,305	Total Kansas			6,812,151

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky – 6.2% (4.1% of Total Investments)
	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro
	Health, Refunding Series 2017A:
$ 5,450	5.000%, 6/01/41	6/27 at 100.00	BB+	$ 5,767,244
3,300	5.000%, 6/01/45	6/27 at 100.00	BB+	3,457,542
12,665	5.000%, 6/01/45 (UB), (6)	6/27 at 100.00	BB+	13,269,627
500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro	6/20 at 100.00	BB+ (7)	501,950
	Medical Health System, Series 2010A, 6.000%, 6/01/30 (Pre-refunded 6/01/20)
	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation
	Kentucky Information Highway Project, Senior Series 2015A:
11,000	5.000%, 7/01/37 (UB)	7/25 at 100.00	Baa2	11,019,690
9,295	5.000%, 7/01/40 (UB)	7/25 at 100.00	Baa2	9,204,746
16,800	5.000%, 1/01/45 (UB)	7/25 at 100.00	Baa2	16,002,504
59,010	Total Kentucky			59,223,303
	Louisiana – 1.2% (0.8% of Total Investments)
2,130	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala	7/23 at 100.00	N/R	2,160,310
	Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36
500	Louisiana Local Government Environmental Facilities and Community Development Authority,	11/20 at 100.00	BBB–	500,030
	Revenue Bonds, Westlake Chemical Corporation Projects, Series 2010A-1, 6.500%, 11/01/35
	Louisiana Local Government Environmental Facilities and Community Development Authority,
	Revenue Bonds, Woman’s Hospital Foundation Project, Tender Option Bonds Trust 2016-XF2336:
750	20.503%, 10/01/40 (Pre-refunded 10/01/20), 144A (IF), (6)	10/20 at 100.00	A2 (7)	808,253
750	20.515%, 10/01/40 (Pre-refunded 10/01/20), 144A (IF), (6)	10/20 at 100.00	A2 (7)	808,282
500	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Lake Charles College	6/27 at 100.00	N/R	406,525
	Prep Project, Series 2019A, 5.000%, 6/01/58, 144A
500	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Young Audiences Charter	4/27 at 100.00	N/R	396,045
	School, Series 2019A, 5.000%, 4/01/57, 144A
1,000	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing	7/23 at 100.00	N/R	1,027,080
	(US) LLC Project, Series 2013, 6.500%, 7/01/36 (AMT), 144A
1,705	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy	12/21 at 100.00	N/R	1,779,662
	Foundation Project, Series 2011A, 7.750%, 12/15/31
2,000	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project,	No Opt. Call	BBB	1,769,320
	Refunding Series 2017, 0.000%, 10/01/33 (5)
2,110	Louisiana Public Facilities Authority, Revenue Bonds, Southwest Louisiana Charter	12/23 at 100.00	N/R	2,185,538
	Academy Foundation Project, Series 2013A, 8.125%, 12/15/33
2,000	Louisiana Public Facilities Authority, Solid Waste Disposal Facility Revenue Bonds,	No Opt. Call	N/R	20
	Louisiana Pellets Inc. Project, Series 2015, 7.000%, 7/01/24 (AMT), 144A (4)
13,945	Total Louisiana			11,841,065
	Maryland – 0.7% (0.5% of Total Investments)
3,000	Maryland Economic Development Corporation, Port Facilities Revenue Bonds, CNX Marine	9/20 at 100.00	BB–	3,014,400
	Terminals Inc. Port of Baltimore Facility, Refunding Series 2010, 5.750%, 9/01/25
4,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt	6/20 at 100.00	N/R	2,400,000
	Conference Center, Series 2006A, 5.000%, 12/01/31 (4)
2,500	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt	6/20 at 100.00	N/R	1,500,000
	Conference Center, Series 2006B, 5.250%, 12/01/31 (4)
9,500	Total Maryland			6,914,400
	Massachusetts – 2.0% (1.3% of Total Investments)
3,750	Massachusetts Development Finance Agency, Revenue Bonds, Lesley University, Series	7/29 at 100.00	A–	4,070,813
	2019A, 5.000%, 7/01/49
5,735	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue K,	7/26 at 100.00	A	5,946,106
	Series 2017B, 4.250%, 7/01/46 (AMT) (UB), (6)
5,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2016A, 5.000%,	3/24 at 100.00	AA	5,523,900
	3/01/46 (UB), (6)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$ 2,985	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2016E, 4.000%,	4/25 at 100.00	AA	$ 3,288,575
	4/01/33 (UB), (6)
17,470	Total Massachusetts			18,829,394
	Michigan – 1.9% (1.2% of Total Investments)
	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds,
	Series 1998A:
10	5.500%, 5/01/21 – ACA Insured	6/20 at 100.00	B–	10,012
170	5.500%, 5/01/21	6/20 at 100.00	B–	165,876
88	Detroit, Michigan, General Obligation Bonds, Series 2003A, 5.250%, 4/01/22	6/20 at 100.00	N/R	87,569
900	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hope	4/21 at 100.00	B	727,335
	Academy Project, Series 2011, 8.125%, 4/01/41
1,240	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Voyageur	7/27 at 100.00	N/R	894,226
	Academy Project, Refunding Series 2017 Private Placement of 2017, 5.900%, 7/15/46, 144A
	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2015A:
2,225	4.350%, 10/01/45 (UB), (6)	10/24 at 100.00	AA	2,320,386
4,500	4.600%, 4/01/52 (UB), (6)	10/24 at 100.00	AA	4,724,820
1,565	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American	6/20 at 100.00	N/R	1,531,274
	Montessori Academy, Series 2007, 6.500%, 12/01/37
1,000	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds,	6/20 at 100.00	BBB–	1,001,030
	Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35
1,000	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds,	6/20 at 100.00	BBB–	971,480
	Richfield Public School Academy, Series 2007, 5.000%, 9/01/36
775	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds,	6/20 at 100.00	N/R	711,233
	David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37
825	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detroit Thermal LLC Project,	12/23 at 100.00	N/R	861,093
	Series 2018, 7.000%, 12/01/30 (AMT), 144A
100,000	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue	6/33 at 11.41	N/R	3,465,000
	Bonds, Capital Appreciation Turbo Term Series 2008C, 0.000%, 6/01/58
500	Summit Academy, Michigan, Revenue Bonds, Public School Academy Series 2005,	6/20 at 100.00	B+	489,660
	6.375%, 11/01/35
114,798	Total Michigan			17,960,994
	Minnesota – 0.7% (0.4% of Total Investments)
665	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Athlos Leadership Academy	7/25 at 100.00	N/R	650,244
	Project, Series 2015A, 5.500%, 7/01/35
1,000	Columbus, Minnesota, Charter School Lease Revenue Bonds, New Millennium Academy Project,	7/25 at 100.00	B–	778,420
	Series 2015A, 6.000%, 7/01/45
505	Greenwood, Minnesota, Charter School Lease Revenue Bonds, Main Street School of	7/26 at 100.00	N/R	431,108
	Performing Arts Project, Series 2016A, 5.000%, 7/01/47
100	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Northeast College Prep	7/30 at 100.00	N/R	83,022
	Project, Series 2020A, 5.000%, 7/01/55
2,000	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue	7/26 at 100.00	N/R	1,986,220
	Bonds, Community School of Excellence, Series 2016A, 5.750%, 7/01/47, 144A
3,000	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint	10/22 at 100.00	Ba1	2,703,900
	Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37 (AMT), 144A
7,270	Total Minnesota			6,632,914
	Mississippi – 0.1% (0.1% of Total Investments)
500	Mississippi Business Finance Corporation, Gulf Opportunity Zone Revenue Bonds, King	10/26 at 100.00	N/R	378,580
	Edward Mixed-Use Project, Refunding Series 2019A, 4.250%, 10/15/49 (Mandatory Put
	10/15/39), 144A
596	Mississippi Home Corporation, Multifamily Housing Revenue Bonds, Tupelo Personal Care	6/20 at 100.00	N/R	529,564
	Apartments, Series 2004-2, 6.125%, 9/01/34 (AMT)
1,096	Total Mississippi			908,144

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri – 1.8% (1.2% of Total Investments)
$ 890	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood,	6/20 at 100.00	A–	$ 891,344
	Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36
655	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward	4/26 at 100.00	N/R	551,294
	Parkway Center Community Improvement District, Senior Refunding & Improvement Series
	2016, 5.000%, 4/01/46, 144A
2,000	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty	6/25 at 100.00	N/R	1,773,820
	Commons Project, Subordinate Lien Series 2015B, 8.500%, 6/15/46, 144A
10,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/27 at 100.00	AA–	10,620,500
	Mercy Health, Series 2017C, 4.000%, 11/15/49 (UB), (6)
1,100	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project,	6/20 at 100.00	N/R	957,363
	Series 2007A, 5.350%, 6/15/32
805	Saint Louis Land Clearance for Redevelopment Authority, Missouri, Tax-Exempt Recovery	9/20 at 100.00	N/R (7)	820,883
	Zone Facilities Improvement, Special Revenue Bonds, Kiel Opera House Project, Series 2010B,
	7.000%, 9/01/35 (Pre-refunded 9/01/20)
1,353	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Fashion Square	9/20 at 100.00	N/R	1,279,586
	Redevelopment Project, Series 2008A, 6.300%, 8/22/26
732	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Grace Lofts Redevelopment	No Opt. Call	N/R	256,200
	Projects, Series 2007A, 6.000%, 12/31/26
17,535	Total Missouri			17,150,990
	Nevada – 1.3% (0.8% of Total Investments)
1,000	City of Henderson, Nevada, Local Improvement District No T-20 Rainbow Canyon, Local	9/28 at 100.00	N/R	988,600
	Improvement Bonds, Series 2018, 5.375%, 9/01/48
2,000	Director of Nevada State Department of Business & Industry, Environmental Improvement	8/29 at 100.00	N/R	1,699,060
	Revenue Bonds, Fulcrum Sierra Holdings LLC, Green Series 2019, 5.750%, 2/15/38 (AMT), 144A
10,000	Las Vegas Convention and Visitors Authority, Nevada, Convention Center Expansion Revenue	7/28 at 100.00	A+	8,844,700
	Bonds, Series 2018B, 4.000%, 7/01/49 (UB), (6)
575	North Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 64 Valley	12/28 at 100.00	N/R	510,560
	Vista, Series 2019, 4.625%, 6/01/49
13,575	Total Nevada			12,042,920
	New Jersey – 5.3% (3.5% of Total Investments)
2,500	New Jersey Economic Development Authority, Lease Revenue Bonds, State Government	12/27 at 100.00	BBB+	2,446,400
	Buildings-Health Department & Taxation Division Office Project, Series 2018A, 5.000%,
	6/15/47 (UB), (6)
5,000	New Jersey Economic Development Authority, Lease Revenue Bonds, State Government	12/27 at 100.00	BBB+	4,892,800
	Buildings-Juvenile Justice Commission Facilities Project, Series 2018C, 5.000%, 6/15/47 (UB), (6)
9,500	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	6/27 at 100.00	BBB+	9,466,560
	2017DDD, 5.000%, 6/15/42 (UB), (6)
4,100	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental	8/22 at 101.00	BB–	4,066,872
	Airlines Inc., Series 1999, 5.250%, 9/15/29 (AMT)
2,080	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental	3/24 at 101.00	BB–	2,085,491
	Airlines Inc., Series 2000A & 2000B, 5.625%, 11/15/30 (AMT)
1,000	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident	6/20 at 100.00	N/R (7)	1,003,950
	Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series
	2010A, 5.875%, 6/01/42 (Pre-refunded 6/01/20)
5,200	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint	6/20 at 100.00	BB+	5,199,480
	Peters University Hospital, Series 2007, 5.750%, 7/01/37
40,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding	No Opt. Call	BBB+	19,904,400
	Series 2006C, 0.000%, 12/15/36 – AMBAC Insured (UB), (6)
2,200	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BB+	2,214,652
	Bonds, Series 2018B, 5.000%, 6/01/46
71,580	Total New Jersey			51,280,605

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Mexico – 0.5% (0.4% of Total Investments)
$ 320	Mariposa East Public Improvement District, New Mexico, Revenue Bonds, Capital	9/20 at 56.67	N/R	$ 147,200
	Appreciation Taxable Series 2015D, 0.000%, 3/01/32
50	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds,	9/25 at 100.00	N/R	45,734
	Series 2015A, 5.900%, 9/01/32
230	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds,	9/25 at 100.00	N/R	210,374
	Series 2015B, 5.900%, 9/01/32
395	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds,	No Opt. Call	N/R	353,758
	Series 2015C, 5.900%, 9/01/32
1,210	Mesa Del Sol Public Improvement District 1, Albuquerque, New Mexico, Special Levy	10/23 at 100.00	N/R	1,183,259
	Revenue Bonds, Series 2013, 7.250%, 10/01/43
965	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida LLena	7/20 at 100.00	BBB– (7)	972,112
	Project, Series 2010A, 5.875%, 7/01/30 (Pre-refunded 7/01/20)
1,020	Volterra Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue	10/24 at 100.00	N/R	957,545
	Bonds, Series 2014, 6.750%, 10/01/33
1,452	Winrock Town Center Tax Increment Development District, Albuquerque, New Mexico, Gross	6/20 at 103.00	N/R	1,328,987
	Receipts Tax Increment Bonds, Senior Lien Series 2015, 6.000%, 5/01/40, 144A
5,642	Total New Mexico			5,198,969
	New York – 9.4% (6.2% of Total Investments)
4,000	Build New York City Resource Corporation, New York, Revenue Bonds, Albert Einstein	9/25 at 100.00	N/R	4,168,040
	College of Medicine, Inc., Series 2015, 5.500%, 9/01/45, 144A
10,000	Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group,	3/30 at 100.00	A2	8,941,700
	Series 2020A, 3.000%, 9/01/50 – AGM Insured (UB), (6)
200	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical	6/27 at 100.00	BBB–	217,692
	Center Obligated Group, Series 2017, 5.000%, 12/01/36, 144A
1,000	Madison County Capital Resource Corporation, New York, Revenue Bonds, Cazenovia College	6/22 at 100.00	N/R	973,620
	Project, Series 2019A, 5.500%, 9/01/22
10,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/26 at 100.00	A–	10,027,400
	2016C-1, 5.000%, 11/15/56 (UB), (6)
14,260	New York City Housing Development Corporation, New York, Multifamily Housing Revenue	9/26 at 100.00	Aa2	14,772,647
	Bonds, Sustainable Neighborhood Series 2018K, 4.125%, 11/01/53 (UB), (6)
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds,
	Bronx Parking Development Company, LLC Project, Series 2007:
1,500	3.163%, 10/01/37 (4)	6/20 at 100.00	N/R	1,155,000
5,000	3.231%, 10/01/46 (4)	6/20 at 100.00	N/R	3,850,000
395	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds,	6/20 at 100.00	N/R	366,181
	Special Needs Facilities Pooled Program, Series 2008A-1, 5.800%, 7/01/23
7,075	New York City, New York, General Obligation Bonds, Fiscal 2017 Series A-1, 5.000%,	8/26 at 100.00	AA	8,161,366
	8/01/38 (UB), (6)
500	New York Liberty Development Corporation, Liberty Revenue Bonds, Secured by Port	12/21 at 100.00	AA–	590,270
	Authority Consolidated Bonds, Tender Option Bonds Trust 2016-XG0062, 17.485%,
	12/15/41, 144A (IF), (6)
3,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	2,877,210
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
3,250	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	3,233,522
	Center Project, Class 2 Series 2014, 5.150%, 11/15/34, 144A
6,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	6,376,440
	Center Project, Class 3 Series 2014, 7.250%, 11/15/44, 144A
4,000	New York Transportation Development Corporation, New York, Special Facility Revenue	8/21 at 100.00	B	3,909,520
	Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series
	2016, 5.000%, 8/01/31 (AMT)
4,985	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport	7/24 at 100.00	A2	5,286,094
	Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 – AGM Insured (AMT) (UB), (6)

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 3,265	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	4/27 at 100.00	AA–	$ 3,630,386
	Series 2017, 5.000%, 4/15/57 (UB), (6)
530	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	BBB+	534,293
	Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42
805	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue	6/20 at 100.00	N/R	811,384
	Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (AMT)
9,975	Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester	11/25 at 100.00	BBB–	10,419,586
	Medical Center Obligated Group Project, Refunding Series 2016, 5.000%, 11/01/46 (UB), (6)
89,740	Total New York			90,302,351
	North Carolina – 0.1% (0.1% of Total Investments)
940	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA	1/21 at 100.00	AA–	1,010,378
	Carolinas HealthCare System, Tender Option Bond Trust 2016-XF2222, 18.244%, 1/15/42, 144A (IF)
	North Dakota – 0.1% (0.1% of Total Investments)
2,000	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC	9/23 at 100.00	N/R	880,000
	Project, Series 2013, 7.750%, 9/01/38 (4)
	Ohio – 6.3% (4.2% of Total Investments)
82,120	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 22.36	N/R	8,692,402
	Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2,
	0.000%, 6/01/57
26,045	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	23,251,934
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
5,455	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/22 at 100.00	Caa3 (7)	6,070,324
	Revenue Bonds, Senior Lien Series 2007A-3, 6.250%, 6/01/37 (Pre-refunded 6/01/22)
1,500	Butler County Port Authority, Ohio, Public Infrastructure Revenue Bonds, Liberty Center	12/22 at 100.00	N/R	1,315,455
	Project, Liberty Community Authority, Series 2014C, 6.000%, 12/01/43
340	Evans Farm New Community Authority, Ohio, Community Development Charge Revenue Bonds,	6/29 at 100.00	N/R	239,737
	Evans Farm Mixed-Use Project, Series 2020, 4.000%, 12/01/46
1,270	Medina County Port Authority, Ohio, Development Revenue Bond, Fiber Network Project,	12/20 at 100.00	AA–	1,296,886
	Series 2010B, 6.000%, 12/01/30
11,160	Montgomery County, Ohio, Hospital Facilities Revenue Bonds, Kettering Health Network	8/26 at 100.00	A2	11,145,827
	Obligated Group, Series 2016, 4.000%, 8/01/47 (UB), (6)
2,800	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds,	No Opt. Call	N/R	7,000
	FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (4)
3,310	Ohio Air Quality Development Authority, Ohio, Exempt Facilities Revenue Bonds, AMG	7/29 at 100.00	B3	3,107,196
	Vanadium Project, Series 2019, 5.000%, 7/01/49 (AMT), 144A
365	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	913
	FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23 (4)
4,750	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	11,875
	FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32 (4)
3,085	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy	No Opt. Call	N/R	7,712
	Generating Corporation Project, Refunding Series 2006A, 3.000%, 5/15/20 (4)
3,000	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	7,500
	Generating Corporation Project, Refunding Series 2005B, 4.000%, 1/01/34 (4)
255	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	638
	Generating Corporation Project, Refunding Series 2008B, 3.625%, 10/01/33 (4)
1,015	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	2,538
	Generating Corporation Project, Refunding Series 2008C, 3.950%, 11/01/32 (4)
2,725	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	6,812
	Generating Corporation Project, Refunding Series 2010A, 3.750%, 7/01/33 (4)
3,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	3,022,500
	Nuclear Generating Corporation Project, Series 2010B, 5.000%, 6/01/33 (Mandatory Put
	6/01/22) (4)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 1,000	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Tax Increment	11/30 at 100.00	N/R	$ 752,560
	Financing Revenue Bonds, Cooperative Township Public Parking Project, Gallery at Kenwood,
	Senior Lien Series 2019A, 5.000%, 11/01/51
2,000	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education	3/25 at 100.00	N/R	1,984,500
	Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015,
	6.000%, 3/01/45
155,195	Total Ohio			60,924,309
	Oklahoma – 2.3% (1.5% of Total Investments)
1,745	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise	8/21 at 100.00	N/R (7)	1,888,683
	Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26 (Pre-refunded
	8/25/21), 144A
3,000	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine	8/28 at 100.00	BB+	3,122,940
	Project, Series 2018B, 5.500%, 8/15/57
15,000	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc.,	6/23 at 100.00	N/R	14,758,050
	Refunding Series 2000B, 5.500%, 6/01/35 (AMT)
2,000	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc.,	6/23 at 100.00	N/R	1,967,060
	Refunding Series 2001B, 5.500%, 12/01/35 (AMT)
21,745	Total Oklahoma			21,736,733
	Oregon – 0.1% (0.1% of Total Investments)
	Clackamas and Washington Counties School District 3JT, Oregon, General Obligation Bonds,
	Series 2020A:
1,750	0.000%, 6/15/49	6/30 at 57.54	Aa1	633,553
2,000	0.000%, 6/15/50	6/30 at 55.67	Aa1	696,800
3,750	Total Oregon			1,330,353
	Pennsylvania – 0.9% (0.6% of Total Investments)
1,250	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	5/28 at 100.00	N/R	1,224,675
	Bonds, City Center Project, Subordinate Lien, Series 2018, 5.125%, 5/01/32, 144A
2,500	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	6,250
	Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.500%, 4/01/41 (4)
2,715	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	6,787
	Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (4)
290	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Alvernia University	10/29 at 100.00	BB+	262,337
	Project, Series 2020, 5.000%, 10/01/49
185	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage	8/20 at 100.00	N/R	193,530
	Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 2017-XF2454,
	18.973%, 8/01/38, 144A (IF), (6)
5	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	No Opt. Call	N/R	13
	Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41 (4)
4,250	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue	9/25 at 100.00	CCC+	3,249,210
	Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38
2,500	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Nueva	1/23 at 100.00	N/R	2,649,800
	Esperanza, Inc. – Esperanza Academy Charter School, Series 2013, 8.000%, 1/01/33
510	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital	7/22 at 100.00	Ba1	529,579
	Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/36
180	The Redevelopment Authority of the City of Scranton, Lackawanna county, Pennsylvania,	5/24 at 100.00	BB+	166,752
	Guaranteed Lease Revenue Bonds, Series 2016A, 5.000%, 11/15/28
14,385	Total Pennsylvania			8,288,933
	Puerto Rico – 7.4% (4.8% of Total Investments)
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A:
5,260	6.000%, 7/01/38	6/20 at 100.00	CC	5,233,700
3,125	6.000%, 7/01/44	6/20 at 100.00	CC	3,109,375

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
$ 5,460	5.250%, 7/01/42	7/22 at 100.00	CC	$ 5,146,050
1,000	6.000%, 7/01/47	7/22 at 100.00	CC	990,000
8,625	Puerto Rico Electric Power Authority, Power Revenue Bonds, Federally Taxable Build	7/20 at 100.00	D	5,164,219
	America Bonds, Series 2010YY, 4.050%, 7/01/40 (4)
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2012A:
4,835	3.957%, 7/01/42 (4)	7/22 at 100.00	D	2,882,869
185	3.961%, 7/01/42 (4)	7/22 at 100.00	D	110,306
2,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2003NN, 3.999%,	No Opt. Call	D	1,197,500
	7/01/20 (4)
1,025	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007TT, 5.000%,	6/20 at 100.00	D	611,156
	7/01/37 (4)
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010AAA:
5,690	3.978%, 7/01/22 (4)	7/20 at 100.00	D	3,392,662
1,186	3.978%, 7/01/28 (4)	7/20 at 100.00	D	707,152
890	3.978%, 7/01/29 (4)	7/20 at 100.00	D	530,663
658	3.978%, 7/01/31 (4)	7/20 at 100.00	D	392,333
405	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010CCC, 3.957%,	7/20 at 100.00	D	241,481
	7/01/28 (4)
1,350	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX,	7/20 at 100.00	D	804,937
	3.978%, 7/01/40 (4)
3,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010ZZ, 3.978%,	7/20 at 100.00	D	1,788,750
	7/01/25 (4)
1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2013A, 4.102%, 7/01/36 (4)	7/23 at 100.00	D	613,750
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series WW:
360	3.988%, 7/01/22 (4)	6/20 at 100.00	D	215,100
710	3.988%, 7/01/23 (4)	6/20 at 100.00	D	424,225
375	3.978%, 7/01/33 (4)	6/20 at 100.00	D	223,594
5,500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Taxable Build America Bond	7/20 at 100.00	D	3,286,250
	Series 2010EE, 4.044%, 7/01/32 (4)
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
70,000	0.000%, 7/01/46	7/28 at 41.38	N/R	16,445,100
46,600	0.000%, 7/01/51	7/28 at 30.01	N/R	8,155,000
5,000	4.750%, 7/01/53	7/28 at 100.00	N/R	4,536,250
2,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	1,809,320
	Restructured Cofina Project Series 2019A-2, 4.784%, 7/01/58
4,500	Puerto Rico, General Obligation Bonds, Public Improvement, Series 2014A, 3.180%,	7/20 at 100.00	D	2,621,250
	7/01/35 (4)
180,739	Total Puerto Rico			70,632,992
	Rhode Island – 0.2% (0.2% of Total Investments)
18,260	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed	5/20 at 15.05	CCC–	2,276,109
	Bonds, Series 2007A, 0.000%, 6/01/52
	South Carolina – 2.1% (1.4% of Total Investments)
4,000	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement	6/20 at 100.00	N/R	840,000
	District, Series 2007A, 7.750%, 11/01/39 (4)
3,477	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement	No Opt. Call	N/R	730,170
	District, Series 2007B, 7.700%, 11/01/20 (4)
400	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds,	1/30 at 100.00	N/R	317,260
	Hilton Head Christian Academy, Series 2020, 5.000%, 1/01/55, 144A
990	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds,	11/24 at 100.00	N/R	1,057,409
	Midland Valley Preparatory School Project, Series 2014, 7.750%, 11/15/45, 144A
1,000	South Carolina Jobs-Economic Development Authority, Educational Facilities Revenue	12/29 at 100.00	Baa3	1,032,170
	Bonds, Lowcountry Leadership Charter School Project, Series 2019A, 5.000%, 12/01/49, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
$ 1,250	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto	8/21 at 100.00	AA (7)	$ 1,336,375
	Health, Refunding Series 2011A, 6.500%, 8/01/39 (Pre-refunded 8/01/21) – AGM Insured
3,000	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding	12/26 at 100.00	A–	3,183,000
	Series 2016B, 5.000%, 12/01/46 (UB), (6)
11,615	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series	6/24 at 100.00	A–	12,060,435
	2014A, 5.000%, 12/01/49 (UB), (6)
25,732	Total South Carolina			20,556,819
	Tennessee – 3.5% (2.3% of Total Investments)
3,000	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds,	7/20 at 100.00	Baa1 (7)	3,027,150
	Mountain States Health Alliance, Refunding Series 2010A, 6.500%, 7/01/38 (Pre-refunded 7/01/20)
1,000	Memphis/Shelby County Economic Development Growth Engine Industrial Development Board,	7/27 at 100.00	N/R	938,700
	Tennessee, Tax Increment Revenue Bonds, Graceland Project, Senior Series 2017A, 5.625%, 1/01/46
	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities
	Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A:
11,095	5.000%, 7/01/40 (UB)	7/26 at 100.00	Aa3	12,075,243
5,240	5.000%, 7/01/46 (UB), (6)	7/26 at 100.00	Aa3	5,651,340
5,000	The Health and Educational Facilities Board of the City of Franklin, Tennessee, Revenue	6/27 at 100.00	N/R	4,405,300
	Bonds, Provision Cares Proton Therapy Center, Nashville Project, Series 2017A, 7.500%,
	6/01/47, 144A
6,024	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B,	No Opt. Call	BBB	6,674,110
	5.625%, 9/01/26
930	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue	6/20 at 100.00	N/R	701,583
	Bonds, Rutland Place Inc. Project, Series 2015A, 5.500%, 1/01/46
32,289	Total Tennessee			33,473,426
	Texas – 4.6% (3.0% of Total Investments)
500	Celina, Texas, Special Assessment Revenue Bonds, Celina Sutton Fields II Public	9/29 at 100.00	N/R	465,865
	Improvement District Neighborhood Improvement Areas 2-3 Project, Series 2019, 4.250%,
	9/01/49, 144A
1,000	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement	9/22 at 103.00	N/R	1,009,120
	District Phase 1 Project, Series 2014, 7.000%, 9/01/40
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011:
250	6.000%, 1/01/41 (Pre-refunded 1/01/21)	1/21 at 100.00	Baa1 (7)	258,583
1,000	6.750%, 1/01/41 (Pre-refunded 1/01/21)	1/21 at 100.00	Baa2 (7)	1,039,040
4,165	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Refunding Series 2016A,	12/25 at 100.00	Aa2	4,696,246
	5.000%, 12/01/48 (UB), (6)
	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System,
	Series 2013A:
390	6.625%, 9/01/31	9/23 at 100.00	N/R	420,603
1,000	6.375%, 9/01/42	9/23 at 100.00	N/R	1,053,060
165	Fate, Rockwall County, Texas, Special Assessment Revenue Bonds, Williamsburg Public	8/27 at 100.00	N/R	160,938
	Improvement District 1 Phase 2B, 2C & 3A1, Series 2019, 4.250%, 8/15/49, 144A
1,500	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy	11/22 at 100.00	Baa2	1,528,725
	Inc. Project, Series 2012A RMKT, 4.750%, 5/01/38
1,000	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds,	6/20 at 100.00	B3	999,870
	Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (AMT)
125	Haslett, Texas, Special Assessment Revenue Bonds, Haslet Public Improvement District 5	9/29 at 100.00	N/R	118,945
	Improvement Area 1 Project, Series 2019, 4.375%, 9/01/49, 144A
805	Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy, Series	6/20 at 100.00	N/R	713,979
	2006A, 6.000%, 2/15/36
1,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines	7/21 at 100.00	BB–	1,017,860
	Inc. – Terminal Improvement Project, Refunding Series 2011, 6.625%, 7/15/38 (AMT)

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 3,355	Jefferson County Industrial Development Corporation, Texas, Hurricane Ike Disaster Area	7/22 at 100.00	N/R (7)	$ 3,776,589
	Revenue Bonds, Port of Beaumont Petroleum Transload Terminal, LLC Project, Series 2012,
	8.250%, 7/01/32 (Pre-refunded 7/01/22)
	Mesquite, Texas, Special Assessment Bonds, Iron Horse Public Improvement District
	Project, Series 2019:
300	5.750%, 9/15/39, 144A	9/29 at 100.00	N/R	301,701
500	6.000%, 9/15/49, 144A	9/29 at 100.00	N/R	502,445
2,000	Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, Enviro	1/26 at 102.00	N/R	1,000,000
	Water Minerals Project, Green Bonds, Series 2015, 7.750%, 1/01/45 (AMT), 144A (4), (8)
1,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/24 at 100.00	B–	822,310
	Revenue Bonds, CHF-Collegiate Housing Corpus Christi I, LLC-Texas A&M University-Corpus
	Christi Project, Series 2014A, 5.000%, 4/01/44
1,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/26 at 100.00	BBB–	934,600
	Revenue Bonds, CHF-Collegiate Housing Foundation – San Antonio 1, LLC – Texas A&M
	University - San Antonio Project,, 5.000%, 4/01/48
1,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/24 at 100.00	Baa3	922,200
	Revenue Bonds, CHF-Collegiate Housing Galveston-Texas A&M University at Galveston Project,
	Series 2014A, 5.000%, 4/01/44
	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing
	Revenue Bonds, NCCD – College Station Properties LLC – Texas A&M University Project,
	Series 2015A:
1,250	5.000%, 7/01/35	7/25 at 100.00	CCC	1,020,412
2,445	5.000%, 7/01/47	7/25 at 100.00	CCC	1,910,352
2,250	North Texas Tollway Authority, Special Projects System Revenue Bonds, Tender Option Bond	9/21 at 100.00	N/R (7)	2,810,002
	Trust 2016-XG0036, 19.331%, 9/01/41, (Pre-refunded 9/01/21), 144A (IF)
440	Port Beaumont Navigation District, Jefferson County, Texas, Dock and Wharf Facility	1/22 at 103.00	N/R	327,479
	Revenue Bonds, Jefferson Gulf Coast Energy Project, Series 2020, 4.000%, 1/01/50 (AMT), 144A
205	Princeton, Texas, Special Assessment Revenue Bonds, Whitewing Trails Public Improvement	9/29 at 100.00	N/R	191,767
	District 2 Phase 1 Project, Series 2019, 4.750%, 9/01/49, 144A
185	Princeton, Texas, Special Assessment Revenue Bonds, Whitewing Trails Public Improvement	9/29 at 100.00	N/R	175,497
	District 2 Phase 2-6 Major Improvement Project, Series 2019, 5.500%, 9/01/39, 144A
2,000	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue	12/21 at 100.00	N/R	1,325,000
	Bonds, Eden Home Inc., Series 2012, 0.000%, 12/15/32 (4)
165	Rowlett, Texas, Special Assessment Revenue Bonds, Bayside Public Improvement District	3/24 at 102.00	N/R	140,507
	North Improvement Area, Series 2016, 5.750%, 9/15/36
5,000	Texas Department of Housing and Community Affairs, Single Family Mortgage Revenue Bonds,	9/27 at 100.00	AA+	5,338,150
	Series 2018A, 4.250%, 9/01/48 (UB), (6)
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue
	Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010:
1,000	7.000%, 6/30/34	6/20 at 100.00	Baa3	1,004,480
4,500	7.000%, 6/30/40	6/20 at 100.00	Baa3	4,518,990
785	Texas Public Finance Authority Charter School Finance Corporation, Charter School	6/20 at 100.00	BB–	785,997
	Revenue Bonds, School of Excellence Education Project, Series 2004A, 7.000%, 12/01/34
2,050	Texas State Affordable Housing Corporation Multifamily Housing Revenue Bonds, Peoples El	1/34 at 100.00	N/R	1,958,441
	Shaddai Village and St James Manor Apartments Project, Series 2016, 4.850%, 12/01/56, 144A
	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds,
	Westminster Manor, Series 2010:
30	7.000%, 11/01/30	11/20 at 100.00	BBB+	30,494
440	7.000%, 11/01/30 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R (7)	453,248
44,800	Total Texas			43,733,495
	Utah – 0.4% (0.3% of Total Investments)
1,690	Utah Charter School Finance Authority, Charter School Revenue Bonds, North Davis	7/20 at 100.00	BBB–	1,697,571
	Preparatory Academy, Series 2010, 6.375%, 7/15/40

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utah (continued)
$ 1,980	Utah Charter School Finance Authority, Charter School Revenue Bonds, Summit Academy	5/21 at 100.00	N/R (7)	$ 2,129,411
	High School, Series 2011A, 8.125%, 5/15/31 (Pre-refunded 5/15/21)
3,670	Total Utah			3,826,982
	Vermont – 0.5% (0.3% of Total Investments)
3,400	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, University of	6/26 at 100.00	A3	3,669,620
	Vermont Medical Center Project, Green Series 2016B, 5.000%, 12/01/46 (UB), (6)
1,155	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Vermont Law	1/21 at 100.00	N/R (7)	1,195,760
	School Project, Series 2011A, 6.250%, 1/01/41 (Pre-refunded 1/01/21)
4,555	Total Vermont			4,865,380
	Virgin Islands – 0.9% (0.6% of Total Investments)
	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding
	Series 2014C:
1,000	5.000%, 10/01/30	10/24 at 100.00	N/R	893,860
5,000	5.000%, 10/01/39	10/24 at 100.00	N/R	4,310,950
1,000	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo	6/20 at 100.00	Caa3	943,460
	Project, Series 2009A, 6.750%, 10/01/37
2,820	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, BANS Series	No Opt. Call	N/R	2,813,852
	2018B, 7.000%, 7/01/20, 144A
9,820	Total Virgin Islands			8,962,122
	Virginia – 2.0% (1.3% of Total Investments)
762	Celebrate Virginia North Community Development Authority, Special Assessment Revenue	No Opt. Call	N/R	457,200
	Bonds, Series 2003B, 4.125%, 3/01/21 (4)
5,000	Industrial Development Authority of the City of Newport News, Virginia, Health System	7/27 at 100.00	N/R	5,315,350
	Revenue Bonds, Riverside Health System, Series 2017A, 5.000%, 7/01/46, 144A
1,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed	5/20 at 100.00	B–	945,930
	Bonds, Series 2007B1, 5.000%, 6/01/47
7,000	Virginia Small Business Finance Authority, Educational Facilities Revenue Bonds,	7/34 at 100.00	N/R	6,138,090
	Provident Resource Group – Rixey Student Housing Project, Series 2019A, 5.500%, 7/01/54, 144A
7,000	Virginia Small Business Finance Authority, Educational Facilities Revenue Bonds,	No Opt. Call	N/R	6,558,370
	Provident Resource Group – Rixey Student Housing Project, Series 2019B, 7.500%, 7/01/52, 144A
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River
	Crossing, Opco LLC Project, Series 2012:
80	6.000%, 1/01/37 (AMT)	7/22 at 100.00	BBB–	81,154
130	5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB–	129,077
20,972	Total Virginia			19,625,171
	Washington – 2.4% (1.6% of Total Investments)
1,000	King County Public Hospital District 4, Washington, Hospital Revenue Bonds, Snoqualmie	12/25 at 100.00	N/R	1,042,420
	Valley Hospital, Series 2015A, 6.250%, 12/01/45
1,000	Kitsap County Consolidated Housing Authority, Washington, Pooled Tax Credit Housing	6/20 at 100.00	N/R	1,000,100
	Revenue Bonds, Series 2007, 5.600%, 6/01/37 (AMT)
1,300	Port of Seattle Industrial Development Corporation, Washington, Special Facilities	4/23 at 100.00	BB	1,309,750
	Revenue Refunding Bonds, Delta Air Lines, Inc. Project, Series 2012, 5.000%, 4/01/30 (AMT)
195	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds,	5/20 at 100.00	N/R	178,647
	Series 2013, 5.750%, 4/01/43
3,065	Washington Economic Development Finance Authority, Environmental Facilities Revenue	1/28 at 100.00	N/R	2,698,917
	Bonds, Columbia Pulp I, LLC Project, Series 2017A, 7.500%, 1/01/32 (AMT), 144A
545	Washington Economic Development Finance Authority, Environmental Facilities Revenue	1/28 at 100.00	N/R	470,237
	Bonds, Columbia Pulp I, LLC Project, Series 2018, 7.250%, 1/01/32 (AMT), 144A
1,565	Washington Economic Development Finance Authority, Environmental Facilities Revenue	1/28 at 100.00	N/R	1,378,076
	Bonds, Columbia Pulp I, LLC Project, Series 2019A, 7.500%, 1/01/32 (AMT), 144A

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington (continued)
$ 7,330	Washington Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical	8/27 at 100.00	BBB–	$ 6,784,355
	Center, Series 2017, 4.000%, 8/15/42 (UB)
8,525	Washington State Higher Education Facilities Authority Revenue Bonds, Gonzaga University	10/29 at 100.00	A2	7,229,712
	Project, Series 2019A, 3.000%, 4/01/49 (UB), (6)
1,000	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Mirabella	10/22 at 100.00	N/R	1,008,280
	Project, Series 2012A, 6.750%, 10/01/47, 144A
25,525	Total Washington			23,100,494
	West Virginia – 0.3% (0.2% of Total Investments)
1,374	Berkeley, Hardy and Jefferson Counties, West Virginia, as Joint Issuers, Commercial	12/23 at 100.00	N/R	1,375,649
	Development Revenue Bonds, Scattered Site Housing Projects, Series 2010, 5.750%, 12/01/44
1,125	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue,	6/27 at 100.00	N/R	1,106,595
	University Town Centre Economic Opportunity Development District, Refunding & Improvement
	Series 2017A, 5.750%, 6/01/43, 144A
2,499	Total West Virginia			2,482,244
	Wisconsin – 6.0% (3.9% of Total Investments)
2,000	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, General Revenue	12/27 at 100.00	N/R	1,780,180
	Bonds, Refunding Series 2017, 6.750%, 6/01/32
5,000	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina	6/26 at 100.00	N/R	3,634,650
	Charter Educational Foundation Project, Series 2016A, 5.000%, 6/15/46, 144A
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds,
	Lombard Public Facilities Corporation, First Tier Series 2018A-1:
13	0.000%, 1/01/47, 144A	No Opt. Call	N/R	261
11	0.000%, 1/01/48, 144A	No Opt. Call	N/R	224
11	0.000%, 1/01/49, 144A	No Opt. Call	N/R	215
10	0.000%, 1/01/50, 144A	No Opt. Call	N/R	199
10	0.000%, 1/01/51, 144A	No Opt. Call	N/R	192
13	0.000%, 1/01/52, 144A	No Opt. Call	N/R	239
13	0.000%, 1/01/53, 144A	No Opt. Call	N/R	230
13	0.000%, 1/01/54, 144A	No Opt. Call	N/R	215
12	0.000%, 1/01/55, 144A	No Opt. Call	N/R	205
12	0.000%, 1/01/56, 144A	No Opt. Call	N/R	197
615	5.500%, 7/01/56, 144A	3/28 at 100.00	N/R	439,159
14	0.000%, 1/01/57, 144A	No Opt. Call	N/R	211
13	0.000%, 1/01/58, 144A	No Opt. Call	N/R	200
13	0.000%, 1/01/59, 144A	No Opt. Call	N/R	190
13	0.000%, 1/01/60, 144A	No Opt. Call	N/R	179
12	0.000%, 1/01/61, 144A	No Opt. Call	N/R	171
12	0.000%, 1/01/62, 144A	No Opt. Call	N/R	161
12	0.000%, 1/01/63, 144A	No Opt. Call	N/R	153
12	0.000%, 1/01/64, 144A	No Opt. Call	N/R	146
11	0.000%, 1/01/65, 144A	No Opt. Call	N/R	139
12	0.000%, 1/01/66, 144A	No Opt. Call	N/R	141
148	0.000%, 1/01/67, 144A	No Opt. Call	N/R	1,572
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds,
	Lombard Public Facilities Corporation, Second Tier Series 2018B:
24	0.000%, 1/01/46, 144A	No Opt. Call	N/R	522
24	0.000%, 1/01/47, 144A	No Opt. Call	N/R	493
24	0.000%, 1/01/48, 144A	No Opt. Call	N/R	481
23	0.000%, 1/01/49, 144A	No Opt. Call	N/R	466
23	0.000%, 1/01/50, 144A	No Opt. Call	N/R	439
25	0.000%, 1/01/51, 144A	No Opt. Call	N/R	471
652	3.750%, 7/01/51, 144A	3/28 at 100.00	N/R	413,623
25	0.000%, 1/01/52, 144A	No Opt. Call	N/R	447
25	0.000%, 1/01/53, 144A	No Opt. Call	N/R	431
25	0.000%, 1/01/54, 144A	No Opt. Call	N/R	415
24	0.000%, 1/01/55, 144A	No Opt. Call	N/R	398

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds,
	Lombard Public Facilities Corporation, Second Tier Series 2018B (continued):
$ 24	0.000%, 1/01/56, 144A	No Opt. Call	N/R	$ 384
24	0.000%, 1/01/57, 144A	No Opt. Call	N/R	370
23	0.000%, 1/01/58, 144A	No Opt. Call	N/R	354
23	0.000%, 1/01/59, 144A	No Opt. Call	N/R	343
23	0.000%, 1/01/60, 144A	No Opt. Call	N/R	328
23	0.000%, 1/01/61, 144A	No Opt. Call	N/R	313
23	0.000%, 1/01/62, 144A	No Opt. Call	N/R	301
22	0.000%, 1/01/63, 144A	No Opt. Call	N/R	289
22	0.000%, 1/01/64, 144A	No Opt. Call	N/R	280
22	0.000%, 1/01/65, 144A	No Opt. Call	N/R	267
22	0.000%, 1/01/66, 144A	No Opt. Call	N/R	249
281	0.000%, 1/01/67, 144A	No Opt. Call	N/R	2,992
4,700	Public Finance Authority of Wisconsin, Contract Revenue Bonds, Mercer Crossing Public	3/27 at 100.00	N/R	4,032,882
	Improvement District Project, Series 2017, 7.000%, 3/01/47, 144A
2,000	Public Finance Authority of Wisconsin, Educational Facilities Revenue Bonds, Lake Erie	10/29 at 100.00	N/R	1,633,020
	College, Series 2019A, 5.875%, 10/01/54, 144A
830	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, Cottonwood	12/22 at 100.00	N/R (7)	944,822
	Classical Preparatory School in Albuquerque, New Mexico, Series 2012A, 6.250%, 12/01/42
	(Pre-refunded 12/01/22)
335	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum	8/26 at 100.00	N/R	282,341
	Company Project, Refunding Series 2016, 4.000%, 8/01/35 (AMT)
	Public Finance Authority of Wisconsin, Limited Obligation Grant Revenue Bonds, American
	Dream @ Meadowlands Project, Series 2017A:
1,665	6.250%, 8/01/27, 144A	No Opt. Call	N/R	1,549,199
1,000	6.750%, 8/01/31, 144A	No Opt. Call	N/R	922,880
	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American
	Dream @ Meadowlands Project, Series 2017:
2,000	6.750%, 12/01/42, 144A	12/27 at 100.00	N/R	1,850,020
17,335	7.000%, 12/01/50, 144A	12/27 at 100.00	N/R	16,260,403
400	Public Finance Authority of Wisconsin, Retirement Facility Revenue Bonds, Shalom Park	No Opt. Call	N/R	221,488
	Development Project, Series 2019, 0.000%, 12/31/24, 144A
3,500	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Gulf Coast Zoo, Series	9/28 at 100.00	N/R	2,948,330
	2018A, 6.500%, 9/01/48
500	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Proton Therapy Center,	10/27 at 100.00	N/R	542,010
	Senior Series 2017A, 7.000%, 10/01/47, 144A
	Public Finance Authority of Wisconsin, Revenue Bonds, Procure Proton Therapy Center,
	Senior Series 2018A:
2,415	6.950%, 7/01/38, 144A	7/28 at 100.00	N/R	2,460,982
4,585	7.000%, 7/01/48, 144A	7/28 at 100.00	N/R	4,671,932
1,060	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health	4/25 at 100.00	BB	1,070,038
	Sciences, Series 2015, 5.875%, 4/01/45
1,000	Public Finance Authority of Wisconsin, Revenue Bonds, SearStone Retirement Community of	6/22 at 104.00	N/R	893,480
	Cary North Carolina, Series 2016, 6.000%, 6/01/49, 144A
	Public Finance Authority of Wisconsin, Senior Revenue Bonds, Maryland Proton Treatment
	Center, Series 2018A-1:
1,000	6.125%, 1/01/33, 144A	1/28 at 100.00	N/R	1,001,520
1,000	6.250%, 1/01/38, 144A	1/28 at 100.00	N/R	985,830
3,500	6.375%, 1/01/48, 144A	1/28 at 100.00	N/R	3,368,715
91	Public Finance Authority, Wisconsin, Revenue Bonds, Minnesota College of Osteopathic	12/28 at 100.00	N/R	86,729
	Medicine, Senior Series 2019A-1, 0.000%, 12/01/48, 144A (4)
5,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	5/26 at 100.00	Aa2	5,166,000
	Ascension Health Alliance Senior Credit Group, Series 2016A, 4.000%, 11/15/46 (UB), (6)
63,347	Total Wisconsin			57,176,706
$ 1,833,329	Total Municipal Bonds (cost $1,512,149,068)			1,433,073,403

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Shares	Description (1)	Value
	COMMON STOCKS – 2.7% (1.8% of Total Investments)
	Airlines – 0.3% (0.2% of Total Investments)
227,514	American Airlines Group Inc. (9)	$ 2,732,443
	Electric Utilities – 2.4% (1.6% of Total Investments)
746,938	Energy Harbor Corp (10), (12)	23,528,547
	Total Common Stocks (cost $24,452,127)	26,260,990

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Industrials – 0.0% (0.0% of Total Investments)
$ 373	EWM P1 LLC (cash 13.750%, PIK 1.250%) (4), (8)	15.000%	9/01/28	N/R	$ 4
299	EWM P1 LLC (4), (8)	15.000%	9/01/28	N/R	3
672	Total Industrials				7
	Real Estate – 0.0% (0.0% of Total Investments)
300	Zilkha Biomass Selma LLC (4), (8)	5.000%	8/01/28	N/R	300,000
3,170	Zilkha Biomass Selma LLC (4), (8)	10.000%	8/01/38	N/R	63,717
3,470	Total Real Estate				363,717
$ 4,142	Total Corporate Bonds (cost $4,124,393)				363,724
	Total Long-Term Investments (cost $1,540,725,588)				1,459,698,117
	Floating Rate Obligations – (45.0)%				(432,451,000)
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (9.1)% (11)				(86,874,270)
	Other Assets Less Liabilities – 2.1%				19,851,085
	Net Assets Applicable to Common Shares – 100%				$ 960,223,932

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(8)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(9)	On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013,
AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.
(10)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value
Measurements for more information.
(11)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 6.0%.
(12)	Common Stock received as part of the bankruptcy settlements for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds,
FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding
Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35, Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds,
FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy
Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy
Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear
Generating Corporation Project, Series 2005B, 4.000%, 1/01/34, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear
Generating Corporation Project, Series 2006A, 3.000%, 5/15/20, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear
Generating Corporation Project, Series 2008B, 3.625%, 10/01/33, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear
Generating Corporation Project, Series 2008C, 3.950%, 11/01/32, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear
Generating Corporation Project, Series 2010A, 3.750%, 7/01/33, Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport
Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from regis-
tration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association
(SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
PIK	Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in
Derivatives for more information.
See accompanying notes to financial statements

NMCO	Nuveen Municipal Credit Opportunities Fund Portfolio of Investments April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 174.5% (100.0% of Total Investments)
	MUNICIPAL BONDS – 161.8% (92.7% of Total Investments)
	Alabama – 6.4% (3.7% of Total Investments)
$ 41,950	Hoover Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds,	10/29 at 100.00	Caa2	$ 34,792,071
	United States Steel Corporation Project, Series 2019, 5.750%, 10/01/49 (AMT)
	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone
	Bonds, Hunt Refining Project, Refunding Series 2019A:
500	4.500%, 5/01/32, 144A	5/29 at 100.00	N/R	471,615
3,500	5.250%, 5/01/44, 144A	5/29 at 100.00	N/R	3,481,065
45,950	Total Alabama			38,744,751
	Alaska – 0.9% (0.5% of Total Investments)
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed
	Bonds, Series 2006A:
1,510	5.000%, 6/01/32	5/20 at 100.00	B3	1,513,186
3,745	5.000%, 6/01/46	5/20 at 100.00	B3	3,719,497
5,255	Total Alaska			5,232,683
	Arizona – 4.9% (2.8% of Total Investments)
4,000	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/24 at 101.00	N/R	3,557,240
	Leman Academy of Excellence, East Tucson & Central Tucson Projects, Series 2019A, 5.000%,
	7/01/49, 144A
	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of
	Math & Science Projects, Series 2019:
1,860	5.000%, 7/01/49, 144A	7/29 at 100.00	BB	1,654,117
1,500	5.000%, 7/01/54, 144A	7/29 at 100.00	BB	1,290,765
340	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Pinecrest	7/28 at 100.00	BB+	280,055
	Academy-Cadence Campus Project, Series 2020A, 4.000%, 7/15/40, 144A
1,000	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	1/30 at 100.00	N/R	901,820
	Gateway Academy Project, Series 2019A, 5.750%, 1/01/50, 144A
	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,
	Legacy Traditional Schools Projects, Taxable Series 2019B:
2,000	5.000%, 7/01/39, 144A	7/29 at 100.00	Ba2	1,932,180
5,355	5.000%, 7/01/49, 144A	7/29 at 100.00	Ba2	4,967,833
1,525	5.000%, 7/01/54, 144A	7/29 at 100.00	Ba2	1,399,233
600	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/25 at 100.00	BB	573,534
	Basis Schools, Inc. Projects, Series 2016A, 5.000%, 7/01/35, 144A
2,700	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Guam Facilities	2/24 at 100.00	B+	2,609,091
	Foundation, Inc. Project, Series 2014, 5.375%, 2/01/41
3,540	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	6/22 at 100.00	N/R	2,823,575
	American Leadership Academy Project, Series 2017, 5.000%, 6/15/52, 144A
500	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	6/25 at 100.00	N/R	398,810
	American Leadership Academy Project, Series 2019, 5.000%, 6/15/52, 144A
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Edkey Charter Schools Project, Refunding Series 2013:
1,005	6.000%, 7/01/43	7/20 at 102.00	BB–	951,846
1,000	6.000%, 7/01/48	7/20 at 102.00	BB–	933,030
1,000	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/26 at 103.00	N/R	883,930
	Edkey Charter Schools Project, Series 2019, 5.875%, 7/01/51, 144A
50	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/26 at 100.00	N/R	43,027
	Imagine East Mesa Charter Schools Project, Series 2019, 5.000%, 7/01/49, 144A
380	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	6/28 at 100.00	N/R	320,165
	Synergy Public Charter School Project, Series 2020, 5.250%, 6/15/50, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Arizona (continued)
	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Mirabella at ASU
	Project, Series 2017A:
$ 2,205	6.000%, 10/01/37, 144A	10/27 at 100.00	N/R	$ 2,115,279
2,350	6.125%, 10/01/52, 144A	10/27 at 100.00	N/R	2,201,315
32,910	Total Arizona			29,836,845
	Arkansas – 3.9% (2.3% of Total Investments)
27,050	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River	9/26 at 103.00	B	23,736,645
	Steel Project, Series 2019, 4.500%, 9/01/49 (AMT), 144A
	California – 7.0% (4.0% of Total Investments)
2,615	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	5/20 at 100.00	B2	2,615,288
	Los Angeles County Securitization Corporation, Series 2006A, 5.450%, 6/01/28
2,500	California Municipal Finance Authority, Special Facility Revenue Bonds, United Airlines,	No Opt. Call	BB–	2,443,400
	Inc. Los Angeles International Airport Project, Series 2019, 4.000%, 7/15/29 (AMT)
	California School Finance Authority, California, Charter School Revenue Bonds, Encore
	Education Obligated Group, Series 2016A:
4,020	5.000%, 6/01/42, 144A	6/26 at 100.00	N/R	3,443,894
4,380	5.000%, 6/01/52, 144A	6/26 at 100.00	N/R	3,573,992
	California School Finance Authority, Charter School Revenue Bonds, Arts in Action
	Charter Schools – Obligated Group, Series 2020A:
1,410	5.000%, 6/01/50, 144A	6/27 at 100.00	N/R	1,306,830
700	5.000%, 6/01/59, 144A	6/27 at 100.00	N/R	633,633
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2014A:
1,720	5.250%, 12/01/44	12/24 at 100.00	BB–	1,738,662
2,065	5.500%, 12/01/54	12/24 at 100.00	BB–	2,105,247
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2016A:
1,480	5.000%, 12/01/41, 144A	6/26 at 100.00	BB–	1,477,972
10,090	5.250%, 12/01/56, 144A	6/26 at 100.00	BB–	10,099,484
1,095	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/28 at 100.00	BB–	1,111,272
	Linda University Medical Center, Series 2018A, 5.500%, 12/01/58, 144A
	California Statewide Community Development Authority, Revenue Bonds, Daughters of
	Charity Health System, Series 2005A:
3,160	5.750%, 7/01/24 (4)	6/20 at 100.00	N/R	2,658,255
40	5.750%, 7/01/30 (4)	6/20 at 100.00	N/R	33,649
1,515	5.750%, 7/01/35 (4)	6/20 at 100.00	N/R	1,274,448
2,480	California Statewide Community Development Authority, Revenue Bonds, Daughters of	6/20 at 100.00	N/R	2,086,226
	Charity Health System, Series 2005G, 5.500%, 7/01/22 (4)
1,130	California Statewide Community Development Authority, Revenue Bonds, Daughters of	6/20 at 100.00	N/R	950,579
	Charity Health System, Series 2005H, 5.750%, 7/01/25 (4)
25,000	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled	5/20 at 20.14	N/R	4,621,750
	Tobacco Securitization Program, Series 2006A, 0.000%, 6/01/46
65,400	Total California			42,174,581
	Colorado – 8.9% (5.1% of Total Investments)
1,000	Broadway Station Metropolitan District 3, Denver City and County, Colorado, General	6/24 at 103.00	N/R	835,040
	Obligation Limited Tax Bonds, Convertible to Unlimited Series 2019A, 5.000%, 12/01/49
1,000	Broadway Station Metropolitan District 3, Denver City and County, Colorado, General	6/24 at 79.97	N/R	508,790
	Obligation Limited Tax Bonds, Subordinate Convertible to Senior Capital Appreciation Series
	2019B, 7.500%, 12/01/49
	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,
	Loveland Classical Schools Project, Series 2016:
530	3.750%, 7/01/26, 144A	No Opt. Call	BB	494,161
500	5.000%, 7/01/36, 144A	7/26 at 100.00	BB	461,560

NMCO	Nuveen Municipal Credit Opportunities Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 7,920	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Rocky Mountain	10/27 at 100.00	Ba1	$ 6,898,241
	Classical Academy Project, Refunding Series 2019, 5.000%, 10/01/59, 144A
12,485	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	10,838,853
	Series 2019A-2, 3.250%, 8/01/49
1,000	Copper Ridge Metropolitan District, Colorado Springs, Colorado, Tax Increment and Sales	12/24 at 103.00	N/R	879,580
	Tax Supported Revenue Bonds, Series 2019, 5.000%, 12/01/39
	Denver International Business Center Metropolitan District 1, Colorado, General
	Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2010:
345	5.000%, 12/01/30	12/20 at 100.00	BBB–	348,012
215	5.375%, 12/01/35	12/20 at 100.00	BBB–	216,825
14,000	Hess Ranch Metropolitan District 6, Parker, Colorado, Limited Tax General Obligation	3/25 at 93.28	N/R	7,527,800
	Bonds, Convertible Capital Appreciation Series 2020A-2, 0.000%, 12/01/49 (5)
5,000	Hess Ranch Metropolitan District 6, Parker, Colorado, Limited Tax General Obligation	3/25 at 103.00	N/R	4,201,200
	Bonds, Series 2020A-1, 5.000%, 12/01/49
1,075	Indy Oak Tod Metropolitan District, Lakewood, Jefferson County, Colorado, Limited Tax	6/25 at 103.00	N/R	1,056,209
	General Obligation Bonds, Convertible to Unlimited Tax Series 2020A, 5.500%, 12/01/50, 144A
500	Iron Mountain Metropolitan District 2, Windsor, Weld County, Colorado, Limited Tax	12/24 at 103.00	N/R	418,515
	General Obligation Bonds, Refunding & Improvement Series 2019A, 5.000%, 12/01/49
500	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds,	12/25 at 100.00	N/R	477,660
	Refunding Series 2016, 4.000%, 12/01/26
515	North Vista Highlands Metropolitan District 3, Pueblo County, Colorado, Limited Tax	3/25 at 103.00	N/R	440,176
	General Obligation Bonds, Series 2020, 5.125%, 12/01/49
	Painted Prairie Public Improvement Authority, Aurora, Colorado, Special Revenue Bonds,
	Series 2019:
5,000	5.000%, 12/01/39	12/24 at 103.00	N/R	4,507,450
5,000	5.000%, 12/01/49	12/24 at 103.00	N/R	4,256,650
1,000	Palisade Metropolitan District 2, Broomfield County, Colorado, General Obligation	12/24 at 103.00	N/R	844,880
	Limited Tax Bonds, Subordinate Series 2019, 7.250%, 12/15/49
705	Penrith Park Metropolitan District, Adams County, Colorado, General Obligation Limited	12/24 at 103.00	N/R	590,677
	Tax Bonds, Series 2019A, 5.000%, 12/01/49
1,200	Sky Ranch Community Authority Board, Arapahoe County, Colorado, Limited Tax Supported	12/24 at 102.00	N/R	1,023,048
	District 1 Revenue Bonds, Senior Series 2019A, 5.000%, 12/01/49
880	Sky Ranch Community Authority Board, Arapahoe County, Colorado, Limited Tax Supported	12/24 at 102.00	N/R	761,341
	District 1 Revenue Bonds, Subordinate Series 2019B, 7.625%, 12/15/49
500	STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General	12/24 at 103.00	N/R	440,590
	Obligation and Special Revenue Bonds, Refunding & improvement Series 2019A,
	5.000%, 12/01/49
760	Talon Pointe Metropolitan District, Adams County, Colorado, Limited Tax General	12/25 at 103.00	N/R	649,640
	Obligation Bonds, Convertible to Unlimited Tax Refunding & Improvement Series 2019A,
	5.250%, 12/01/51
	Thompson Crossing Metropolitan District 4, Johnstown, Larimer County, Colorado, General
	Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding & Improvement Series 2019:
1,400	5.000%, 12/01/39	9/24 at 103.00	N/R	1,374,240
2,125	5.000%, 12/01/49	9/24 at 103.00	N/R	1,933,155
1,000	Ward TOD Metropolitan District 1, Wheat Ridge, Jefferson County, Colorado, Limited Tax	12/24 at 103.00	N/R	833,150
	General Obligation Bonds, Convertible to Unlimited Tax Series 2019A, 5.000%, 12/01/49
1,000	Willow Bend Metropolitan District, City of Thornton, Adams County, Colorado, Limited Tax	9/24 at 103.00	N/R	869,730
	General Obligation Bonds, Convertible to Unlimited Tax Series 2019A, 5.000%, 12/01/49
67,155	Total Colorado			53,687,173
	Connecticut – 0.1% (0.1% of Total Investments)
12,190	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate	No Opt. Call	N/R	792,349
	Series 2013A, 6.050%, 7/01/31 (cash 4.000%, PIK 2.050%) (6)
	Delaware – 0.3% (0.1% of Total Investments)
1,500	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, Indian River	10/20 at 100.00	Baa2	1,495,485
	Power LLC Project, Series 2010, 5.375%, 10/01/45

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	District of Columbia – 2.7% (1.5% of Total Investments)
$ 87,000	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	6/20 at 20.14	N/R	$ 14,602,950
	Bonds, Series 2006A, 0.000%, 6/15/46
2,000	District of Columbia, Revenue Bonds, Saint Paul on Fourth Street, Inc., Series 2019A,	5/30 at 100.00	N/R	1,511,820
	5.250%, 5/15/55, 144A
89,000	Total District of Columbia			16,114,770
	Florida – 20.0% (11.5% of Total Investments)
	Academical Village Community Development District, Davie, Florida, Special Assessment
	Revenue Bonds, Series 2020:
2,000	3.625%, 5/01/40	5/30 at 100.00	N/R	1,720,920
1,125	4.000%, 5/01/51	5/30 at 100.00	N/R	964,451
	Cape Coral Health Facilities Authority, Florida, Senior Housing Revenue Bonds, Gulf Care
	Inc. Project, Series 2015:
4,370	5.875%, 7/01/40, 144A	7/25 at 100.00	N/R	3,458,462
2,500	6.000%, 7/01/45, 144A	7/25 at 100.00	N/R	1,950,450
	Capital Trust Agency, Florida, Educational Facilities Lease Revenue Bonds, Franklin
	Academy Projects, Series 2020:
140	5.000%, 12/15/35, 144A	7/26 at 100.00	N/R	132,020
100	5.000%, 12/15/50, 144A	7/26 at 100.00	N/R	86,055
100	Capital Trust Agency, Florida, Educational Facilities Revenue Bonds, Imagine School at	12/30 at 100.00	Ba1	85,975
	Land O’Lakes Project, Series 2020A, 5.000%, 12/15/49, 144A
1,950	Capital Trust Agency, Florida, Educational Facilities Revenue Bonds, Pineapple Cove	1/29 at 100.00	N/R	1,771,536
	Classical Academy, Series 2019A, 5.125%, 7/01/39, 144A
1,000	Capital Trust Agency, Florida, Revenue Bonds, Tuscan Gardens Senior Living Community	4/22 at 103.00	N/R	726,320
	Project, Series 2015A, 7.000%, 4/01/49
	Capital Trust Agency, Florida, Senior Living Facilities Revenue Bonds, Elim Senior
	Housing, Inc. Project, Series 2017:
1,490	5.625%, 8/01/37, 144A	8/24 at 103.00	N/R	1,100,395
3,735	5.875%, 8/01/52, 144A	8/24 at 103.00	N/R	2,538,717
500	Currents Community Development District, Collier County, Florida, Bond Anticipation	10/20 at 100.00	N/R	500,300
	Note, Series 2019, 4.500%, 11/01/20
170	Cypress Preserve Community Development District, Pasco County, Florida, Special	11/29 at 100.00	N/R	143,572
	Assessment Bonds, Assessment Area 2, Series 2019, 4.125%, 11/01/50
	Epperson North Community Development District, Florida, Capital Improvement Revenue
	Bonds, Assessment Area 1, Series 2018A-1:
1,000	5.500%, 11/01/39, 144A	11/29 at 100.00	N/R	1,043,250
1,000	5.750%, 11/01/49, 144A	11/29 at 100.00	N/R	1,047,890
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Miami
	Arts Charter School Projects, Series 2014:
165	5.000%, 6/15/24, 144A	No Opt. Call	N/R	157,783
2,500	5.875%, 6/15/34, 144A	6/24 at 100.00	N/R	2,229,350
5,100	6.000%, 6/15/44, 144A	6/24 at 100.00	N/R	4,399,719
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Pepin
	Academies of Pasco County Inc., Series 2020A:
2,435	5.000%, 1/01/40, 144A	1/27 at 100.00	N/R	2,166,225
500	5.000%, 1/01/50, 144A	1/27 at 100.00	N/R	419,010
500	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,	6/23 at 100.00	N/R	550,830
	Renaissance Charter School, Inc. Projects, Series 2013A, 8.500%, 6/15/44
1,575	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Southwest	6/27 at 100.00	N/R	1,503,637
	Charter Foundation Inc. Projects, Series 2017A, 6.000%, 6/15/37, 144A
	Florida Development Finance Corporation, Florida, Surface Transportation Facility
	Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A:
47,815	5.000%, 1/01/49 (AMT) (Mandatory Put 1/01/29), 144A	7/20 at 105.00	N/R	40,572,462
11,795	6.250%, 1/01/49 (AMT) (Mandatory Put 1/01/24), 144A	7/20 at 104.00	N/R	10,298,804
3,200	6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	7/20 at 105.00	N/R	2,742,272
7,000	Florida Development Finance Corporation, Student Housing Revenue Bonds, Midtown Campus	12/23 at 105.00	N/R	6,424,670
	Properties LLC Project, Series 2019, 6.875%, 12/01/38, 144A

NMCO	Nuveen Municipal Credit Opportunities Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Greater Orlando Aviation Authority, Florida, Special Purpose Airport Facilities Revenue
	Bonds, JetBlue Airways Corporation, Series 2013:
$ 2,500	5.000%, 11/15/26 (AMT)	5/23 at 100.00	N/R	$ 2,471,200
1,240	5.000%, 11/15/36 (AMT)	5/23 at 100.00	N/R	1,215,411
1,640	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee	6/20 at 100.00	BB–	1,601,903
	County Community Charter Schools, Series 2007A, 5.250%, 6/15/27
	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue
	Bonds, Preserve Project, Series 2017A:
1,000	5.375%, 12/01/32, 144A	12/22 at 105.00	N/R	877,700
1,100	5.625%, 12/01/37, 144A	12/22 at 105.00	N/R	940,423
1,300	5.750%, 12/01/52, 144A	12/22 at 105.00	N/R	1,062,867
690	LT Ranch Community Development District, Sarasota County, Florida, Capital Improvement	5/30 at 100.00	N/R	622,842
	Revenue Bonds, Series 2019, 4.000%, 5/01/40
	Miami Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Miami
	Jewish Health System Inc. Project, Series 2017:
1,260	5.000%, 7/01/26	No Opt. Call	BBB–	1,142,580
1,000	5.000%, 7/01/27	No Opt. Call	BBB–	891,380
1,410	Miami World Center Community Development District, Miami-Dade County, Florida, Special	11/27 at 100.00	N/R	1,452,272
	Assessment Bonds, Series 2017, 5.125%, 11/01/39
4,935	North Springs Improvement District, Browaard County, Florida, Special Assessment Bonds,	5/28 at 100.00	N/R	5,066,271
	Area C, Series 2017, 5.000%, 5/01/38
	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding &
	Improvement Capital Appreciation Series 2019A-2:
6,175	0.000%, 10/01/46	10/29 at 54.89	BBB–	2,439,557
500	0.000%, 10/01/54	10/29 at 40.38	BBB–	141,305
100	Parker Road Community Development District, Florida, Capital Improvement Revenue Bonds,	5/30 at 100.00	N/R	84,645
	Refunding Series 2020, 3.875%, 5/01/40
125	Portico Community Development District, Lee County, Florida, Special Assessment,	5/30 at 100.00	N/R	110,946
	Refunding Improvement Series 2020-1, 3.500%, 5/01/37
	Seminole County Industrial Development Authority, Florida, Retirement Facility Revenue
	Bonds, Legacy Pointe At UCF Project, Series 2019A:
3,970	5.500%, 11/15/49	11/26 at 103.00	N/R	2,972,021
2,440	5.750%, 11/15/54	11/26 at 103.00	N/R	1,842,005
2,550	Three Rivers Community Development District, Florida, Special Assessment Revenue Bonds,	5/29 at 100.00	N/R	2,328,864
	Series 2019A-1, 4.750%, 5/01/50
1,575	Three Rivers Community Development District, Florida, Special Assessment Revenue Bonds,	No Opt. Call	N/R	1,486,737
	Series 2019A-2, 4.750%, 5/01/29
1,975	Twin Creeks North Community Development District, Florida, Special Assessment Bonds,	11/31 at 100.00	N/R	2,039,148
	Master Infrastructure Improvements, Series 2016A-1, 6.375%, 11/01/47
500	West Villages Improvement District, Florida, Special Assessment Revenue Bonds, Unit of	No Opt. Call	N/R	479,380
	Development 1, Series 2017, 4.000%, 5/01/27
900	Westside Community Development District, Florida, Special Assessment Revenue Bonds,	5/29 at 100.00	N/R	848,061
	Refunding Series 2019, 4.125%, 5/01/38, 144A
142,650	Total Florida			120,852,593
	Georgia – 4.9% (2.8% of Total Investments)
	Atlanta Development Authority, Georgia, Senior Health Care Facilities Revenue Bonds,
	Georgia Proton Treatment Center Project, Current Interest Series 2017A-1:
1,250	6.500%, 1/01/29	1/28 at 100.00	N/R	1,308,275
5,030	6.750%, 1/01/35	1/28 at 100.00	N/R	5,163,748
16,765	7.000%, 1/01/40	1/28 at 100.00	N/R	17,250,850
4,825	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta	6/20 at 100.00	BB	4,852,888
	Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia (continued)
$ 441	Georgia Local Governments, Certificates of Participation, Georgia Municipal Association,	No Opt. Call	Baa2	$ 487,989
	Series 1998A, 4.750%, 6/01/28 – NPFG Insured
850	White County Development Authority, Georgia, Revenue Bonds Truett McConnell University,	10/26 at 103.00	N/R	703,332
	Series 2019, 5.125%, 10/01/39
29,161	Total Georgia			29,767,082
	Guam – 0.8% (0.5% of Total Investments)
980	Government of Guam, Hotel Occupancy Tax Revenue Bonds, Series 2011A, 5.750%, 11/01/21	5/21 at 100.00	BB	981,215
4,425	Guam Government, General Obligation Bonds, Series 2019, 5.000%, 11/15/31 (AMT)	5/29 at 100.00	BB–	4,124,366
5,405	Total Guam			5,105,581
	Hawaii – 0.8% (0.5% of Total Investments)
1,150	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Chaminade	1/25 at 100.00	Ba3	832,059
	University of Honolulu, Series 2015A, 5.000%, 1/01/45, 144A
4,090	Hawaii State Department of Transportation, Special Facility Revenue Bonds, Continental	6/20 at 100.00	BB–	4,090,000
	Airlines Inc., Series 1997, 5.625%, 11/15/27 (AMT)
5,240	Total Hawaii			4,922,059
	Illinois – 17.0% (9.7% of Total Investments)
1,305	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/20 at 100.00	B1	1,302,534
	Refunding Series 2010F, 5.000%, 12/01/31
3,575	Chicago, Illinois, General Obligation Bonds, Project Series 2011A, 5.250%, 1/01/35	1/21 at 100.00	Ba1	3,554,193
2,800	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C, 5.000%, 1/01/38	1/26 at 100.00	BBB–	2,711,324
	Chicago, Illinois, General Obligation Bonds, Series 2019A:
5,000	5.500%, 1/01/35	1/29 at 100.00	BBB–	5,131,600
4,485	5.000%, 1/01/44	1/29 at 100.00	BBB–	4,204,194
4,475	5.500%, 1/01/49	1/29 at 100.00	BBB–	4,440,363
1,020	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International	10/20 at 100.00	B1	1,013,248
	Corporation Project, Series 2010, 6.750%, 10/15/40
350	Evergreen Park, Cook County, Illinois, Sales Tax Revenue Bonds, Evergreen Plaza	12/29 at 100.00	N/R	280,984
	Development Project, Senior Lien Series 2019A, 4.375%, 12/01/36, 144A
9,900	Illinois Finance Authority, Revenue Bonds, Admiral at the Lake Project, Refunding Series	5/24 at 103.00	N/R	7,885,845
	2017, 5.250%, 5/15/54
5,000	Illinois Finance Authority, Student Housing Revenue Bonds, CHF-Collegiate Housing	7/25 at 100.00	B–	4,021,900
	Foundation – Cook LLC Northeastern Illinois University Project, Series 2015A, 5.000%, 7/01/47
1,000	Illinois State, General Obligation Bonds, June Series 2016, 4.000%, 6/01/34	6/26 at 100.00	BBB–	890,450
4,840	Illinois State, General Obligation Bonds, May Series 2018A, 5.000%, 5/01/32	5/28 at 100.00	BBB–	4,629,508
	Illinois State, General Obligation Bonds, November Series 2017D:
4,600	5.000%, 11/01/28	11/27 at 100.00	BBB–	4,445,578
10,000	5.000%, 11/01/28 (UB) (7)	11/27 at 100.00	BBB–	9,664,300
	Illinois State, General Obligation Bonds, November Series 2019C:
15,000	4.000%, 11/01/43	11/29 at 100.00	BBB–	12,755,700
4,000	4.000%, 11/01/44	11/29 at 100.00	BBB–	3,388,560
3,700	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	6/22 at 100.00	BB+	3,492,171
	Bonds, Refunding Series 2012A, 5.000%, 6/15/42 – NPFG Insured
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project
	Bonds, Refunding Series 2012B:
3,135	0.000%, 12/15/50	No Opt. Call	BB+	518,184
2,500	0.000%, 12/15/51	No Opt. Call	BB+	389,625
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project
	Bonds, Refunding Series 2020A:
6,025	4.000%, 6/15/50	12/29 at 100.00	BB+	5,068,953
7,935	5.000%, 6/15/50	12/29 at 100.00	BB+	7,252,907

NMCO	Nuveen Municipal Credit Opportunities Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project
	Bonds, Series 2017A:
$ 22,000	0.000%, 12/15/56 – BAM Insured	No Opt. Call	AA	$ 3,831,520
22,500	0.000%, 12/15/56 – AGM Insured	No Opt. Call	A2	3,918,600
4,565	5.000%, 6/15/57	12/27 at 100.00	BB+	4,111,376
10,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	No Opt. Call	BB+	1,741,600
	Bonds, Series 2017B, 0.000%, 12/15/56 – AGM Insured
500	Morton Grove, Illinois, Tax Increment Revenue Bonds, Sawmill Station Redevelopment	1/26 at 100.00	N/R	417,185
	Project, Senior Lien Series 2019, 5.000%, 1/01/39
	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitization Bonds, Second
	Lien Series 2020A:
150	4.000%, 1/01/38	1/30 at 100.00	AA–	144,983
120	4.000%, 1/01/39	1/30 at 100.00	AA–	115,237
1,000	Yorkville United City Business District, Illinois, Storm Water and Water Improvement	5/20 at 100.00	N/R	410,000
	Project Revenue Bonds, Series 2007, 4.800%, 1/01/26 (6)
1,000	Yorkville, Illinois, Special Tax Bonds, Special Service Area 2006-113 Cannoball &	6/20 at 100.00	N/R	982,360
	Beecher, Series 2007, 5.750%, 3/01/28
162,480	Total Illinois			102,714,982
	Indiana – 0.9% (0.5% of Total Investments)
3,105	Indiana Finance Authority, Educational Facilities Revenue Bonds, Earlham College,	10/23 at 100.00	N/R	3,103,634
	Refunding Series 2013, 5.000%, 10/01/32
2,325	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series	1/24 at 100.00	N/R	2,436,530
	2013, 7.000%, 1/01/44 (AMT)
5,430	Total Indiana			5,540,164
	Iowa – 3.2% (1.8% of Total Investments)
8,540	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc.	8/22 at 100.00	Ba3	8,458,358
	Project, Series 2012, 4.750%, 8/01/42
1,320	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/23 at 100.00	B	1,323,775
	Company Project, Series 2013, 5.250%, 12/01/25
4,125	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/22 at 103.00	BB–	4,058,051
	Company Project, Series 2018A, 5.000%, 12/01/50 (Mandatory Put 12/01/33)
1,500	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C,	6/20 at 100.00	B–	1,513,935
	5.375%, 6/01/38
4,125	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B,	6/20 at 100.00	B–	4,163,321
	5.600%, 6/01/34
19,610	Total Iowa			19,517,440
	Kansas – 0.5% (0.3% of Total Investments)
1,950	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak	6/20 at 100.00	BBB	1,843,764
	Park Mall Project, Series 2010, 5.900%, 4/01/32
1,365	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation	9/25 at 100.00	N/R	1,139,133
	Bonds, Vacation Village Project Area 1 and 2A, Series 2015, 5.750%, 9/01/32
3,315	Total Kansas			2,982,897
	Louisiana – 2.2% (1.3% of Total Investments)
160	Lakeshore Villages Master Community Development District, Louisiana, Special Assessment	6/30 at 100.00	N/R	144,371
	Revenue Bonds, Series 2019, 4.125%, 6/01/39, 144A
7,140	Louisiana Local Government Environmental Facilities and Community Development Authority,	11/29 at 100.00	N/R	5,356,571
	Louisiana, Revenue Bonds, Jefferson Parish GOMESA Project, Series 2019, 4.000%, 11/01/44, 144A
375	Louisiana Local Government Environmental Facilities and Community Development Authority,	12/22 at 105.00	BB+	309,315
	Multifamily Housing Revenue Bonds, Cove at Nola Apartments, Series 2017A, 4.000%, 12/01/27

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
$ 4,350	Louisiana Local Government Environmental Facilities and Community Development Authority,	11/20 at 100.00	BBB–	$ 4,350,261
	Revenue Bonds, Westlake Chemical Corporation Projects, Series 2010A-2, 6.500%, 11/01/35
260	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Lake Charles College	6/27 at 100.00	N/R	211,393
	Prep Project, Series 2019A, 5.000%, 6/01/58, 144A
975	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation	No Opt. Call	BBB–	874,468
	Project, Refunding Series 2017A-1, 2.000%, 6/01/37 (Mandatory Put 4/01/23)
2,485	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation	No Opt. Call	BBB–	2,186,502
	Project, Refunding Series 2017A-2, 2.100%, 6/01/37 (Mandatory Put 7/01/24)
15,745	Total Louisiana			13,432,881
	Maryland – 0.5% (0.3% of Total Investments)
1,000	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017,	9/27 at 100.00	BB	865,550
	5.000%, 9/01/39
2,000	Maryland Economic Development Corporation, Private Activity Revenue Bonds FCP, Purple	11/21 at 100.00	BBB–	1,972,300
	Line Light Rail Project, Green Bonds, Series 2016B, 5.000%, 9/30/26 (AMT)
3,000	Total Maryland			2,837,850
	Massachusetts – 2.1% (1.2% of Total Investments)
	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue,
	Series 2017:
3,900	5.000%, 7/01/42	7/27 at 100.00	BB	3,705,663
9,500	5.000%, 7/01/47	7/27 at 100.00	BB	9,081,905
13,400	Total Massachusetts			12,787,568
	Michigan – 5.3% (3.0% of Total Investments)
40	Advanced Technology Academy, Michigan, Public School Academy Revenue Bonds, Refunding	11/27 at 102.00	BB	35,039
	Series 2019, 5.000%, 11/01/44
918,130	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue	6/33 at 11.41	N/R	31,813,205
	Bonds, Capital Appreciation Turbo Term Series 2008C, 0.000%, 6/01/58
918,170	Total Michigan			31,848,244
	Minnesota – 0.5% (0.3% of Total Investments)
500	Bethel, Minnesota Charter School Lease Revenue Bonds, Partnership Academy Project,	7/26 at 102.00	N/R	417,155
	Series 2018A, 5.000%, 7/01/53
1,300	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Athlons Leadership Academy	7/25 at 100.00	N/R	1,296,347
	Project, Series 2015A, 5.750%, 7/01/46
440	Columbia Heights, Minnesota, Charter School Lease Revenue Bonds, Prodeo Academy Project,	7/27 at 102.00	N/R	361,658
	Series 2019A, 5.000%, 7/01/54
130	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Friendship Academy of the	12/27 at 100.00	N/R	113,125
	Arts Project, Series 2019A, 5.250%, 12/01/52, 144A
30	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Northeast College Prep	7/30 at 100.00	N/R	26,676
	Project, Series 2020A, 5.000%, 7/01/40
1,000	Scanlon, Minnesota, Health Care Facilities Revenue Bonds, Duluth Health Services	3/25 at 101.00	N/R	726,670
	Project, Refunding Series 2020, 3.950%, 3/01/50
3,400	Total Minnesota			2,941,631
	Missouri – 0.1% (0.0% of Total Investments)
315	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding Series	8/26 at 100.00	Ba1	295,659
	2016, 4.000%, 8/01/38
	Nevada – 2.2% (1.3% of Total Investments)
6,985	Director of Nevada State Department of Business & Industry, Environmental Improvement	8/28 at 100.00	N/R	6,762,877
	Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Green Series 2018, 6.950%, 2/15/38
	(AMT), 144A

NMCO	Nuveen Municipal Credit Opportunities Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada (continued)
$ 340	Director of Nevada State Department of Business & Industry, Environmental Improvement	12/27 at 100.00	N/R	$ 315,030
	Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Series 2017, 6.250%, 12/15/37 (AMT), 144A
2,750	Director of Nevada State Department of Business & Industry, Environmental Improvement	8/29 at 100.00	N/R	2,336,208
	Revenue Bonds, Fulcrum Sierra Holdings LLC, Green Series 2019, 5.750%, 2/15/38 (AMT), 144A
38,500	Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Capital Appreciation Bonds,	7/38 at 31.26	N/R	4,128,740
	ReTrac-Reno Transpiration Rail Access Corridor Project, Series 2018C, 0.000%, 7/01/58, 144A
48,575	Total Nevada			13,542,855
	New Hampshire – 0.1% (0.0% of Total Investments)
470	National Finance Authority, New Hampshire, Resource Recovery Revenue Bonds, Covanta	7/23 at 100.00	B–	432,353
	Project, Refunding Series 2018C, 4.875%, 11/01/42 (AMT), 144A
	New Jersey – 4.6% (2.6% of Total Investments)
4,000	New Jersey Economic Development Authority Revenue Bonds, Black Horse EHT Urban Renewal	10/27 at 102.00	N/R	3,073,400
	LLC Project, Series 2019A, 5.000%, 10/01/39, 144A
5,475	New Jersey Economic Development Authority, Revenue Bonds, White Horse HMT Urban Renewal	1/28 at 102.00	N/R	4,180,217
	LLC Project, Series 2020, 5.000%, 1/01/40, 144A
7,500	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental	9/22 at 100.00	BB–	7,302,225
	Airlines Inc., Refunding Series 2012, 5.750%, 9/15/27 (AMT)
2,500	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental	8/22 at 101.00	BB–	2,479,800
	Airlines Inc., Series 1999, 5.250%, 9/15/29 (AMT)
15,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	No Opt. Call	BBB+	6,254,100
	2009A, 0.000%, 12/15/39 (UB)
5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/28 at 100.00	BBB+	4,444,650
	2019BB, 4.000%, 6/15/50
39,475	Total New Jersey			27,734,392
	New Mexico – 1.5% (0.9% of Total Investments)
9,500	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian	8/29 at 100.00	Aa3	9,055,590
	Healthcare Services, Series 2019A, 3.000%, 8/01/48 (7)
	New York – 9.7% (5.5% of Total Investments)
950	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College	11/24 at 100.00	BB	974,026
	of New York, Series 2014, 5.250%, 11/01/34
450	Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group,	8/28 at 100.00	Baa3	443,367
	Series 2018A, 4.000%, 8/01/38
36,150	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement	6/20 at 4.96	N/R	1,252,236
	Asset-Backed Bonds, Series 2006A, 0.000%, 6/01/60
12,500	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	11,988,375
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade
	Center Project, Class 2 Series 2014:
3,235	5.150%, 11/15/34, 144A	11/24 at 100.00	N/R	3,218,599
11,960	5.375%, 11/15/40, 144A	11/24 at 100.00	N/R	11,806,075
	New York Transportation Development Corporation, New York, Special Facility Revenue
	Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding
	Series 2016:
2,410	5.000%, 8/01/21 (AMT)	No Opt. Call	B	2,397,950
8,170	5.000%, 8/01/26 (AMT)	8/21 at 100.00	B	7,998,103
3,000	5.000%, 8/01/31 (AMT)	8/21 at 100.00	B	2,932,140
1,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	BBB+	1,007,340
	Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/36
2,950	Syracuse Industrial Development Authority, New York, PILOT Revenue Bonds, Carousel	1/26 at 100.00	Ba3	2,625,175
	Center Project, Refunding Series 2016A, 5.000%, 1/01/32 (AMT)
12,700	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	11,644,122
95,475	Total New York			58,287,508

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio – 13.2% (7.5% of Total Investments)
$ 89,235	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 22.36	N/R	$ 9,445,525
	Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2,
	0.000%, 6/01/57
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1:
325	3.000%, 6/01/48	6/30 at 100.00	BBB+	270,468
3,935	4.000%, 6/01/48	6/30 at 100.00	BBB+	3,947,867
26,225	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	23,412,631
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
	Butler County Port Authority, Ohio, Public Infrastructure Revenue Bonds, Liberty Center
	Project, Liberty Community Authority, Series 2014C:
655	5.000%, 12/01/24	12/22 at 100.00	N/R	639,201
1,000	5.750%, 12/01/34	12/22 at 100.00	N/R	899,520
1,000	6.000%, 12/01/43	12/22 at 100.00	N/R	876,970
7,610	Cleveland, Ohio, Airport Special Revenue Bonds, Continental Airlines Inc. Project,	6/20 at 100.00	BB–	7,508,559
	Series 1998, 5.375%, 9/15/27 (AMT)
	Evans Farm New Community Authority, Ohio, Community Development Charge Revenue Bonds,
	Evans Farm Mixed-Use Project, Series 2020:
2,170	3.750%, 12/01/38	6/29 at 100.00	N/R	1,619,601
140	4.000%, 12/01/46	6/29 at 100.00	N/R	98,715
5,000	Franklin County Convention Facilities Authority, Ohio, Hotel Project Revenue Bonds,	12/29 at 100.00	BBB–	3,715,450
	Greater Columbus Convention Center Hotel Expansion Project, Series 2019, 5.000%, 12/01/51
940	Hilliard Hickory Chase Community Authority, Ohio, Infustructure Improvement Revenue	12/29 at 100.00	N/R	835,810
	Bonds, Hickory Chase Project, Senior Series 2019A, 5.000%, 12/01/40, 144A
5,020	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds,	No Opt. Call	N/R	12,550
	FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (6)
14,950	Ohio Air Quality Development Authority, Ohio, Exempt Facilities Revenue Bonds, AMG	7/29 at 100.00	B3	14,034,013
	Vanadium Project, Series 2019, 5.000%, 7/01/49 (AMT), 144A
2,085	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	5,213
	FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23 (6)
4,140	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	10,350
	FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (6)
2,895	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	2,916,713
	FirstEnergy Nuclear Generation Project, Refunding Series 2009A, 5.000%, 6/01/33 (Mandatory
	Put 6/01/22) (6)
2,470	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy	No Opt. Call	N/R	6,175
	Generating Corporation Project, Refunding Series 2006A, 3.000%, 5/15/20 (6)
2,000	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	5,000
	Generating Corporation Project, Refunding Series 2010C, 4.000%, 6/01/33 (6)
2,510	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	6,275
	Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33 (6)
6,455	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	6,503,413
	Nuclear Generating Corporation Project, Series 2009A, 5.000%, 6/01/33 (Mandatory
	Put 6/01/22) (6)
2,015	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	2,030,113
	Nuclear Generating Corporation Project, Series 2010B, 5.000%, 6/01/33 (Mandatory
	Put 6/01/22) (6)
1,000	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Tax Increment	11/30 at 100.00	N/R	752,560
	Financing Revenue Bonds, Cooperative Township Public Parking Project, Gallery at Kenwood,
	Senior Lien Series 2019A, 5.000%, 11/01/51
183,775	Total Ohio			79,552,692

NMCO	Nuveen Municipal Credit Opportunities Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oklahoma – 1.0% (0.6% of Total Investments)
$ 2,475	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc.,	6/23 at 100.00	N/R	$ 2,435,078
	Refunding Series 2000B, 5.500%, 6/01/35 (AMT)
3,475	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc.,	6/25 at 100.00	B	3,409,323
	Refunding Series 2015, 5.000%, 6/01/35 (AMT) (Mandatory Put 6/01/25)
5,950	Total Oklahoma			5,844,401
	Oregon – 0.0% (0.0% of Total Investments)
100	Oregon Facilities Authority, Revenue Bonds, Metro East Web Academy Project, Series	6/27 at 102.00	N/R	83,676
	2019A, 5.000%, 6/15/49, 144A
	Pennsylvania – 5.2% (3.0% of Total Investments)
600	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental	12/21 at 100.00	Caa2	535,554
	Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011,
	6.750%, 12/01/27
1,125	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental	8/22 at 100.00	Caa2	939,791
	Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%,
	8/01/42 (AMT)
	Allegheny County Industrial Development Authority, Pennsylvania, Environmental
	Improvement Revenue Bonds, United States Steel Corp, Refunding Series 2019:
5,970	4.875%, 11/01/24	No Opt. Call	Caa2	5,329,180
4,745	5.125%, 5/01/30	No Opt. Call	Caa2	3,926,915
	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue
	Bonds, FirstEnergy Generation Project, Refunding Series 2006A:
3,300	3.000%, 1/01/35 (Mandatory Put 7/01/22) (6)	No Opt. Call	N/R	3,324,750
560	3.500%, 4/01/41 (6)	No Opt. Call	N/R	1,400
1,440	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	3,600
	Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (6)
5,355	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	13,387
	Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (6)
1,280	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	1,276,800
	Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 3.000%, 10/01/47 (Mandatory
	Put 4/01/21) (6)
2,565	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Alvernia University	10/29 at 100.00	BB+	2,320,325
	Project, Series 2020, 5.000%, 10/01/49
1,000	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds,	12/25 at 100.00	N/R	957,170
	Simpson Senior Services Project, Series 2015A, 5.000%, 12/01/30
	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Collegium
	Charter School Project, Series 2017A:
1,825	5.125%, 10/15/37	4/27 at 100.00	BB	1,687,048
3,250	5.250%, 10/15/47	4/27 at 100.00	BB	2,903,842
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Asbury Pennsylvania
	Obligated Group, Refunding Series 2019:
2,160	5.000%, 1/01/39	1/25 at 104.00	N/R	1,879,870
1,240	5.000%, 1/01/45	1/25 at 104.00	N/R	1,046,275
5,245	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue	9/25 at 100.00	CCC+	4,009,907
	Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38
1,025	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the	11/25 at 100.00	Baa1	1,033,067
	Sciences in Philadelphia, Series 2015A, 5.000%, 11/01/27
42,685	Total Pennsylvania			31,188,881
	Puerto Rico – 8.7% (5.0% of Total Investments)
9,040	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A,	6/20 at 100.00	CC	8,994,800
	6.000%, 7/01/38

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
$ 405	5.000%, 7/01/21	No Opt. Call	CC	$ 403,988
2,415	5.000%, 7/01/33	7/22 at 100.00	CC	2,300,287
885	6.000%, 7/01/47	7/22 at 100.00	CC	876,150
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2012A:
2,070	3.957%, 7/01/29 (6)	7/22 at 100.00	D	1,234,238
1,000	3.961%, 7/01/42 (6)	7/22 at 100.00	D	596,250
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007TT:
25	3.957%, 7/01/21 (6)	6/20 at 100.00	D	14,906
3,750	3.957%, 7/01/26 (6)	6/20 at 100.00	D	2,235,937
3,795	3.957%, 7/01/32 (6)	6/20 at 100.00	D	2,262,769
1,860	5.000%, 7/01/37 (6)	6/20 at 100.00	D	1,109,025
1,750	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007VV, 5.250%,	No Opt. Call	D	1,770,282
	7/01/32 – NPFG Insured
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010AAA:
1,124	3.978%, 7/01/28 (6)	7/20 at 100.00	D	670,185
468	3.978%, 7/01/29 (6)	7/20 at 100.00	D	279,045
346	3.978%, 7/01/31 (6)	7/20 at 100.00	D	206,303
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010CCC:
2,995	3.957%, 7/01/28 (6)	7/20 at 100.00	D	1,785,769
500	3.978%, 7/01/28 (6)	7/20 at 100.00	D	298,125
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX:
100	3.978%, 7/01/27 (6)	7/20 at 100.00	D	59,625
4,000	3.978%, 7/01/35 (6)	6/20 at 100.00	D	2,385,000
3,800	3.978%, 7/01/40 (6)	7/20 at 100.00	D	2,265,750
400	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010ZZ,	7/20 at 100.00	D	238,500
	3.978%, 7/01/24 (6)
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2013A:
5,000	4.123%, 7/01/33 (6)	7/23 at 100.00	D	3,068,750
10,000	4.102%, 7/01/36 (6)	7/23 at 100.00	D	6,137,500
1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2016A-4-RSA-1,	No Opt. Call	N/R	681,250
	4.371%, 7/01/19 (6)
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series WW:
190	3.988%, 7/01/22 (6)	6/20 at 100.00	D	113,525
373	3.988%, 7/01/23 (6)	6/20 at 100.00	D	222,868
25	3.978%, 7/01/33 (6)	6/20 at 100.00	D	14,906
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
20,000	0.000%, 7/01/46	7/28 at 41.38	N/R	4,698,611
32,817	0.000%, 7/01/51	7/28 at 30.01	N/R	5,743,034
–(12)	5.000%, 7/01/58	7/28 at 100.00	N/R	73
2,500	Puerto Rico, General Obligation Bonds, Public Improvement, Series 2014A, 3.180%, 7/01/35 (6)	7/20 at 100.00	D	1,456,250
500	University of Puerto Rico, University System Revenue Bonds, Series 2006Q,	6/20 at 100.00	C	491,875
	5.000%, 6/01/24
113,133	Total Puerto Rico			52,615,576
	South Carolina – 0.1% (0.1% of Total Investments)
430	Berkeley County, South Carolina, Special Assessment Revenue Bonds, Nexton Improvement	11/29 at 100.00	N/R	326,925
	District, Series 2019, 4.375%, 11/01/49
400	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds,	1/30 at 100.00	N/R	317,260
	Hilton Head Christian Academy, Series 2020, 5.000%, 1/01/55, 144A
830	Total South Carolina			644,185

NMCO	Nuveen Municipal Credit Opportunities Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee – 1.9% (1.1% of Total Investments)
$ 1,000	Bristol Industrial Development Board, Tennessee, State Sales Tax Revenue Bonds, Pinnacle	No Opt. Call	N/R	$ 476,330
	Project, Capital Appreciation Series 2016B, 0.000%, 12/01/31, 144A
4,000	Bristol Industrial Development Board, Tennessee, State Sales Tax Revenue Bonds, Pinnacle	12/26 at 100.00	N/R	3,304,120
	Project, Series 2016A, 5.125%, 12/01/42, 144A
2,000	Knox County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Bonds,	11/24 at 100.00	N/R	1,793,740
	Provision Center for Proton Therapy Project, Series 2014, 5.250%, 5/01/25, 144A
1,000	Memphis/Shelby County Economic Development Growth Engine Industrial Development Board,	7/27 at 100.00	N/R	938,700
	Tennessee, Tax Increment Revenue Bonds, Graceland Project, Senior Series 2017A,
	5.625%, 1/01/46
5,965	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena Project,	6/20 at 51.17	N/R	2,421,074
	Junior Subordinate Lien Series 2002D, 0.000%, 10/01/31
3,285	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena Project,	6/20 at 44.14	N/R	1,092,066
	Junior Subordinate Lien Series 2002E, 0.000%, 4/01/34
1,500	The Health and Educational Facilities Board of the City of Franklin, Tennessee, Revenue	No Opt. Call	N/R	1,336,545
	Bonds, Provision Cares Proton Therapy Center, Nashville Project, Series 2017A, 6.500%,
	6/01/27, 144A
18,750	Total Tennessee			11,362,575
	Texas – 2.9% (1.7% of Total Investments)
4,665	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines	7/21 at 100.00	BB–	4,741,646
	Inc. – Terminal Improvement Project, Refunding Series 2011, 6.500%, 7/15/30 (AMT)
6,245	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc.	No Opt. Call	BB–	6,224,329
	Terminal Improvement Project, Refunding Series 2015C, 5.000%, 7/15/20 (AMT)
650	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc.	7/24 at 100.00	BB–	645,248
	Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (AMT)
250	Leander, Texas, Special Assessment Revenue Bonds, Deerbrooke Public Improvement District	9/26 at 100.00	N/R	217,573
	Southern Improvement Area Project, Series 2017, 4.750%, 9/01/37, 144A
200	Manor, Texas, Special Assessment Revenue Bonds, Lagos Public Improvement District Major	9/30 at 100.00	N/R	195,124
	Improvement Area Project, Series 2020, 4.625%, 9/15/49, 144A
520	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue	8/24 at 100.00	N/R	467,054
	Bonds, Beta Academy, Series 2019A, 5.000%, 8/15/49, 144A
400	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/24 at 100.00	Baa3	404,104
	Revenue Bonds, CHF-Collegiate Housing Galveston-Texas A&M University at Galveston Project,
	Series 2014A, 5.000%, 4/01/29
2,100	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	No Opt. Call	CCC	1,936,788
	Revenue Bonds, NCCD – College Station Properties LLC – Texas A&M University Project, Series
	2015B, 4.375%, 7/01/21
110	North Richland Hills, Texas, Special Assessment Revenue Bonds, City Point Public	9/30 at 100.00	N/R	105,164
	Improvement District Zone B Project, Series 2019, 5.375%, 9/01/50, 144A
500	Port Beaumont Navigation District, Jefferson County, Texas, Dock and Wharf Facility	1/22 at 103.00	N/R	372,135
	Revenue Bonds, Jefferson Gulf Coast Energy Project, Series 2020, 4.000%, 1/01/50 (AMT), 144A
145	Royse City, Rockwall County, Texas, Special Assessment Revenue Bonds, Waterscape Public	9/27 at 100.00	N/R	147,881
	improvement District Improvement Area 2 Project, Series 2019, 4.750%, 9/15/49, 144A
2,000	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue	6/20 at 100.00	Baa3	2,008,440
	Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010,
	7.000%, 6/30/40
17,785	Total Texas			17,465,486
	Utah – 0.1% (0.1% of Total Investments)
1,000	Utah Charter School Finance Authority, Charter School Revenue Bonds, Leadership Learning	6/27 at 102.00	N/R	862,610
	Academy Project, Series 2019A, 5.000%, 6/15/50, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virgin Islands – 4.9% (2.8% of Total Investments)
$ 710	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding	10/22 at 100.00	N/R	$ 628,733
	Series 2012A, 5.000%, 10/01/32
16,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding	10/24 at 100.00	N/R	14,301,760
	Series 2014C, 5.000%, 10/01/30
700	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Working Capital	No Opt. Call	N/R	662,886
	Series 2014A, 5.000%, 10/01/24
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds,	10/20 at 100.00	Caa3	925,350
	Subordinate Lien Series 2010B, 5.250%, 10/01/29
13,725	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo	6/20 at 100.00	Caa3	13,104,905
	Project, Series 2009A, 6.625%, 10/01/29
32,135	Total Virgin Islands			29,623,634
	Virginia – 2.0% (1.2% of Total Investments)
3,530	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/29 at 100.00	Baa2	3,454,423
	Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B,
	4.000%, 10/01/44
	Roanoke Economic Development Authority, Virginia Residential Care Facility Revenue
	Bonds, Richfield Living, Series 2020:
5,870	5.000%, 9/01/50	9/27 at 103.00	N/R	4,815,748
4,840	5.125%, 9/01/55	9/27 at 103.00	N/R	4,014,296
14,240	Total Virginia			12,284,467
	Washington – 0.2% (0.1% of Total Investments)
1,125	Port of Seattle Industrial Development Corporation, Washington, Special Facilities	4/23 at 100.00	BB	1,133,438
	Revenue Refunding Bonds, Delta Air Lines, Inc. Project, Series 2012, 5.000%, 4/01/30 (AMT)
	West Virginia – 0.6% (0.3% of Total Investments)
	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue,
	University Town Centre Economic Opportunity Development District, Refunding & Improvement
	Series 2017A:
3,000	5.500%, 6/01/37, 144A	6/27 at 100.00	N/R	2,944,530
625	5.750%, 6/01/43, 144A	6/27 at 100.00	N/R	614,775
3,625	Total West Virginia			3,559,305
	Wisconsin – 9.0% (5.1% of Total Investments)
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, 21st Century Public
	Academy Project, Series 2020A:
750	5.000%, 6/01/40, 144A	6/28 at 102.00	N/R	654,413
1,340	5.000%, 6/01/49, 144A	6/28 at 102.00	N/R	1,099,805
365	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community	6/26 at 100.00	N/R	305,417
	School Bonds, North Carolina, Series 2019A, 5.000%, 6/15/49, 144A
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina
	Charter Educational Foundation Project, Series 2016A:
3,000	5.000%, 6/15/36, 144A	6/26 at 100.00	N/R	2,405,670
4,000	5.000%, 6/15/46, 144A	6/26 at 100.00	N/R	2,907,720
2,000	Public Finance Authority of Wisconsin, Educational Facilities Revenue Bonds, Lake Erie	10/29 at 100.00	N/R	1,633,020
	College, Series 2019A, 5.875%, 10/01/54, 144A
	Public Finance Authority of Wisconsin, Limited Obligation Grant Revenue Bonds, American
	Dream @ Meadowlands Project, Series 2017A:
9,565	6.250%, 8/01/27, 144A	No Opt. Call	N/R	8,899,754
2,750	6.750%, 8/01/31, 144A	No Opt. Call	N/R	2,537,920
	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American
	Dream @ Meadowlands Project, Series 2017:
555	6.500%, 12/01/37, 144A	12/27 at 100.00	N/R	512,415
11,955	7.000%, 12/01/50, 144A	12/27 at 100.00	N/R	11,213,910

NMCO	Nuveen Municipal Credit Opportunities Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 215	Public Finance Authority of Wisconsin, Retirement Facility Revenue Bonds, Shalom Park	No Opt. Call	N/R	$ 119,050
	Development Project, Series 2019, 0.000%, 12/31/24, 144A
	Public Finance Authority of Wisconsin, Revenue Bonds, Prime Healthcare Foundation, Inc.,
	Series 2017A:
285	5.000%, 12/01/27	No Opt. Call	BBB–	309,065
1,765	5.200%, 12/01/37	12/27 at 100.00	BBB–	1,793,875
2,000	Public Finance Authority of Wisconsin, Revenue Bonds, Procure Proton Therapy Center,	7/28 at 100.00	N/R	2,037,920
	Senior Series 2018A, 7.000%, 7/01/48, 144A
635	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health	4/30 at 100.00	BB	563,950
	Sciences, Series 2020, 5.000%, 4/01/50, 144A
	Public Finance Authority of Wisconsin, Senior Revenue Bonds, Maryland Proton Treatment
	Center, Series 2018A-1:
2,500	6.125%, 1/01/33, 144A	1/28 at 100.00	N/R	2,503,800
12,500	6.375%, 1/01/48, 144A	1/28 at 100.00	N/R	12,031,125
3,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint	11/26 at 103.00	N/R	2,490,000
	Camillus Health System Inc., Series 2019A, 5.000%, 11/01/54
59,180	Total Wisconsin			54,018,829
$ 2,361,539	Total Municipal Bonds (cost $1,097,269,017)			976,654,366

Shares	Description (1), (8)	Value
	EXCHANGE-TRADED FUNDS – 5.7% (3.3% of Total Investments)
632	VanEck Vectors High-Yield Municipal Index ETF	$ 34,602,000
	Total Exchange-Traded Funds (cost $40,684,447)	34,602,000

Shares	Description (1)	Value
	COMMON STOCKS – 4.5% (2.5% of Total Investments)
	Electric Utilities – 4.5% (2.5% of Total Investments)
854,666	Energy Harbor Corp (9), (13)	$ 26,921,979
	Total Common Stocks (cost $21,914,890)	26,921,979
	Total Long-Term Investments (cost $1,159,868,354)	1,038,178,345

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 2.5% (1.5% of Total Investments)
	MUNICIPAL BONDS – 2.5% (1.5% of Total Investments)
	Illinois – 0.1% (0.1% of Total Investments)
$ 1,000	Yorkville United City, Kendall County, Illinois, Sales Tax Revenue Bonds, Variable Rate Demand	5/20 at 100.00	N/R	$ 830,000
	Obligations, Kendall Marketplace Project, Series 2007, 6.000%, 1/01/26 (6), (10)
	New York – 2.4% (1.4% of Total Investments)
14,450	Dormitory Authority of the State of New York, Revenue Bonds, Variable Rate Demand Obligations,	4/20 at 100.00	VMIG1	14,450,000
	Rockefeller University, Series 2002A-2, 0.200%, 7/01/32 (Mandatory Put 5/07/20), (10)
	Total Short-Term Investments (cost $15,280,000)			15,280,000
	Total Investments (cost $1,175,148,354)			1,053,458,345
	Floating Rate Obligations – (2.2)%			(13,132,000)
	MuniFund Term Preferred Shares, net of deferred offering costs – (74.3)% (11)			(448,891,324)
	Other Assets Less Liabilities – 2.0%			12,205,987
	Net Assets Applicable to Common Shares – 100%			$ 603,641,008

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below
BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(8)	A copy of the most recent financial statements for these exchange-traded funds can be obtained directly from the Securities and Exchange Commission on its website at
http://www.sec.gov.
(9)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value
Measurements for more information.
(10)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(11)	MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 42.6%.
(12)	Principal Amount rounds to less than $1,000.
(13)	Common Stock received as part of the bankruptcy settlements for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds,
FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue
Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control
Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35, Beaver County Industrial Development Authority, Pennsylvania, Pollution
Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35, Ohio Air Quality Development Authority, Ohio, Air Quality
Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20, Ohio Air Quality Development Authority, Ohio, Pollution Control
Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23, Ohio Air Quality Development Authority, Ohio, Pollution Control
Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds,
FirstEnergy Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/20, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds,
FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds,
FirstEnergy Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from regis-
tration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax.
ETF	Exchange-Traded Fund.
PIK	Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in
Derivatives for more information.
See accompanying notes to financial statements

Statement of Assets and Liabilities
April 30, 2020 (Unaudited)
	NVG	NZF	NMZ	NMCO
Assets
Long-term investments, at value (cost $5,119,176,279, $3,251,011,687,
$1,540,725,588 and $1,159,868,354, respectively)	$5,305,444,859	$3,374,973,550	$1,459,698,117	$1,038,178,345
Short-term investments, at value (cost approximates value)	14,300,000	50,000,000	—	15,280,000
Cash	19,453,249	—	674,640	—
Receivable for:
Dividends and interest	74,051,933	48,851,444	28,123,829	16,319,677
Investments sold	11,871,613	13,681,558	1,880,927	30,938,866
Deferred offering costs	—	—	291,150	—
Other assets	1,903,590	813,866	102,086	83,518
Total assets	5,427,025,244	3,488,320,418	1,490,770,749	1,100,800,406
Liabilities
Cash overdraft	—	1,788,752	—	13,177,457
Floating rate obligations	191,570,000	16,275,000	432,451,000	13,132,000
Payable for:
Dividends	13,217,071	8,425,179	4,651,744	2,728,232
Interest	2,455,655	226,860	5,280,763	533,351
Investments purchased – regular settlement	6,496,092	—	—	17,762,093
Investments purchased – when-issued/delayed-delivery settlement	3,930,958	—	—	—
Offering costs	26,001	—	—	25,000
Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of
deferred offering costs (liquidation preference $112,000,000, $—,
$87,000,000 and $—, respectively)	111,907,742	—	86,874,270	—
MuniFund Term Preferred (“MFP”) Shares, net of deferred offering costs (liquidation preference $405,400,000, $641,000,000,
$— and $450,000,000, respectively)	403,883,992	639,992,116	—	448,891,324
Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs (liquidation preference $1,411,600,000, $727,000,000,
$— and $—, respectively)	1,407,966,653	722,410,648	—	—
Accrued expenses:
Management fees	2,703,977	1,749,814	779,196	780,237
Trustees fees	1,041,440	685,221	109,077	10,533
Shelf offering costs	—	—	239,161	—
Other	603,112	404,717	161,606	119,171
Total liabilities	2,145,802,693	1,391,958,307	530,546,817	497,159,398
Net assets applicable to common shares	$3,281,222,551	$2,096,362,111	$960,223,932	$603,641,008
Common shares outstanding	213,370,544	142,125,906	79,401,198	53,268,524
Net asset value (“NAV”) per common share outstanding	$15.38	$14.75	$12.09	$11.33

Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$2,133,705	$1,421,259	$794,012	$532,685
Paid-in surplus	3,074,494,338	2,007,784,437	1,030,286,447	798,477,294
Total distributable earnings	204,594,508	87,156,415	(70,856,527)	(195,368,971)
Net assets applicable to common shares	$3,281,222,551	$2,096,362,111	$960,223,932	$603,641,008
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Statement of Operations
Six Months Ended April 30, 2020 (Unaudited)
	NVG	NZF	NMZ	NMCO
Investment Income	$123,255,827	$81,013,580	$33,123,447	$25,588,935
Expenses
Management fees	16,495,157	11,070,468	5,010,935	4,744,522
Interest expense and amortization of offering costs	17,750,902	14,337,988	4,822,143	3,862,181
Liquidity fees	5,079,244	756,915	—	343,745
Remarketing fees	839,565	49,817	—	45,000
Custodian fees	270,011	195,262	78,332	39,081
Trustees fees	63,021	41,956	12,947	12,372
Professional fees	154,881	101,822	43,170	43,873
Shareholder reporting expenses	143,864	94,725	44,681	15,930
Shareholder servicing agent fees	46,029	24,456	7,321	64
Stock exchange listing fees	28,416	19,938	9,531	4,433
Investor relations expenses	147,544	98,996	30,703	32,836
Merger expenses	415,822	—	—	—
Other	151,824	151,184	36,849	14,577
Total expenses	41,586,280	26,943,527	10,096,612	9,158,614
Net investment income (loss)	81,669,547	54,070,053	23,026,835	16,430,321
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	19,518,893	(14,327,925)	4,067,423	(72,326,195)
Change in net unrealized appreciation (depreciation) of investments	(390,188,024)	(253,606,865)	(155,298,335)	(123,828,688)
Net realized and unrealized gain (loss)	(370,669,131)	(267,934,790)	(151,230,912)	(196,154,883)
Net increase (decrease) in net assets applicable to
common shares from operations	$(288,999,584)	$(213,864,737)	$(128,204,077)	$(179,724,562)

See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)
	NVG		NZF
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	4/30/20	10/31/19	4/30/20	10/31/19
Operations
Net investment income (loss)	$81,669,547	$160,212,808	$54,070,053	$106,791,813
Net realized gain (loss) from:
Investments	19,518,893	8,920,660	(14,327,925)	12,807,388
Swaps	—	(80,409)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(390,188,024)	339,640,998	(253,606,865)	215,305,771
Swaps	—	(1,924,823)	—	—
Net increase (decrease) in net assets applicable to common shares
from operations	(288,999,584)	506,769,234	(213,864,737)	334,904,972
Distributions to Common Shareholders
Dividends	(91,547,339)	(164,776,774)	(53,794,655)	(112,563,715)
Decrease in net assets applicable to common shares from
distributions to common shareholders	(91,547,339)	(164,776,774)	(53,794,655)	(112,563,715)
Capital Share Transactions
Common shares:
Proceeds from sale of shares, net of offering costs	—	—	—	—
Proceeds from shelf offering, net of offering costs	—	—	—	—
Net proceeds from shares issued to shareholders
due to reinvestment of distributions	—	—	—	—
Issued in the Merger	184,807,196	—	—	—
Net increase (decrease) in net assets applicable to common shares
from capital share transactions	184,807,196	—	—	—
Net increase (decrease) in net assets applicable to common shares	(195,739,727)	341,992,460	(267,659,392)	222,341,257
Net assets applicable to common shares at the beginning of period	3,476,962,278	3,134,969,818	2,364,021,503	2,141,680,246
Net assets applicable to common shares at the end of period	$3,281,222,551	$3,476,962,278	$2,096,362,111	$2,364,021,503

See accompanying notes to financial statements.

	NMZ		NMCO
				For the period 9/16/19
	Six Months		Six Months	(commencement
	Ended	Year Ended	Ended	of operations)
	4/30/20	10/31/19	4/30/20	through 10/31/19
Operations
Net investment income (loss)	$23,026,835	$49,736,206	$16,430,321	$2,339,067
Net realized gain (loss) from:
Investments	4,067,423	2,231,652	(72,326,195)	(282,042)
Swaps	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(155,298,335)	74,265,476	(123,828,688)	2,138,679
Swaps	—	—	—	—
Net increase (decrease) in net assets applicable to common shares
from operations	(128,204,077)	126,233,334	(179,724,562)	4,195,704
Distributions to Common Shareholders
Dividends	(27,107,744)	(45,460,832)	(19,840,113)	—
Decrease in net assets applicable to common shares from
distributions to common shareholders	(27,107,744)	(45,460,832)	(19,840,113)	—
Capital Share Transactions
Common shares:
Proceeds from sale of shares, net of offering costs	—	—	—	798,750,000
Proceeds from shelf offering, net of offering costs	146,197,383	69,515,572	—	—
Net proceeds from shares issued to shareholders
due to reinvestment of distributions	269,943	341,504	159,974	—
Issued in the Merger	—	—	—	—
Net increase (decrease) in net assets applicable to common shares
from capital share transactions	146,467,326	69,857,076	159,974	798,750,000
Net increase (decrease) in net assets applicable to common shares	(8,844,495)	150,629,578	(199,404,701)	802,945,704
Net assets applicable to common shares at the beginning of period	969,068,427	818,438,849	803,045,709	100,005
Net assets applicable to common shares at the end of period	$960,223,932	$969,068,427	$603,641,008	$803,045,709

See accompanying notes to financial statements.

Statement of Cash Flows
Six Months Ended April 30, 2020 (Unaudited)
	NVG	NZF	NMZ	NMCO
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares
from Operations	$(288,999,584)	$(213,864,737)	$(128,204,077)	$(179,724,562)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in)
operating activities:
Purchases of investments	(549,378,047)	(460,451,374)	(313,621,279)	(1,075,323,020)
Proceeds from sales and maturities of investments	574,134,551	525,083,093	82,381,119	574,688,712
Proceeds from (Purchases of) short-term investments, net	(14,300,000)	(50,000,000)	17,885,000	79,040,000
Payment-in-kind distributions	—	129,183	18,047	4,638
Taxes paid	(338,678)	(114,404)	(22,477)	—
Amortization (Accretion) of premiums and discounts, net	(6,408,058)	(6,592,977)	(120,741)	(2,072,084)
Amortization of deferred offering costs	79,516	132,945	7,999	27,464
(Increase) Decrease in:
Receivable for dividends and interest	8,218,580	3,570,056	(3,108,108)	(8,876,889)
Receivable for investments sold	22,260,830	(2,578,625)	14,258,545	(30,918,866)
Other assets	53,524	(41,786)	(3,169)	(82,820)
Increase (Decrease) in:
Payable for interest	1,194,791	41,704	2,596,743	487,938
Payable for investments purchased – regular settlement	(7,958,135)	(68,182)	(534,245)	5,072,073
Payable for investments purchased – when-issued/delayed
delivery settlement	3,930,958	—	—	—
Payable for offering costs	—	—	—	25,000
Accrued management fees	(102,044)	(180,410)	(9,700)	195,921
Accrued Trustees fees	78,605	38,605	5,809	6,104
Accrued other expenses	(467,425)	(8,441)	4,951	43,005
Net realized (gain) loss from:
Investments	(19,518,893)	14,327,925	(4,067,423)	72,326,195
Paydowns	—	—	4,427,419	—
Change in net unrealized (appreciation) depreciation of investments	390,188,024	253,606,865	155,298,335	123,828,688
Net cash provided by (used in) operating activities	112,668,515	63,029,440	(172,807,252)	(441,252,503)
Cash Flows from Financing Activities:
Proceeds from borrowings	129,400,000	162,606,792	23,200,000	—
Repayments of borrowings	(129,400,000)	(162,606,792)	(23,200,000)	—
Proceeds from MFP Shares issued, at liquidation preference	—	—	—	450,000,000
Proceeds from shelf offering, net of offering costs	—	—	149,878,709	—
(Payments for) deferred offering costs	—	—	—	(1,136,140)
Increase (Decrease) in:
Cash overdraft	(7,772,606)	(1,425,427)	—	13,177,457
Accrued shelf offering costs	—	—	239,161	—
Proceeds from floating rate obligations	215,000	—	49,089,000	43,857,000
Repayments of floating rate obligations	—	(7,345,000)	—	(59,225,000)
Cash distribution paid to common shareholders	(90,836,800)	(54,259,013)	(26,163,856)	(16,951,907)
Net cash provided by (used in) financing activities	(98,394,406)	(63,029,440)	173,043,014	429,721,410
Net Increase (Decrease) in Cash	14,274,109	—	235,762	(11,531,093)
Cash at the beginning of period	—	—	438,878	11,531,093
Cash acquired in connection with the Merger	5,179,140	—	—	—
Cash at the end of period	$19,453,249	$—	$674,640	$—

Supplemental Disclosure of Cash Flow Information	NVG	NZF	NMZ	NMCO
Cash paid for interest (excluding amortization of offering costs)	$16,377,272	$14,163,338	$2,217,401	$3,346,779
Non-cash financing activities not included herein consists of
reinvestments of common share distributions	—	—	269,943	159,974

See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights (Unaudited)
Selected data for a common share outstanding throughout each period:

					Less Distributions to
		Investment Operations			Common Shareholders			Common Share
								Discount
						From		Per
	Beginning	Net	Net		From	Accumulated		Share
	Common	Investment	Realized/		Net	Net		Repurchased			Ending
	Share	Income	Unrealized		Investment	Realized		and		Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	Retired		NAV	Price

NVG
Year Ended 10/31:
2020(e)	$17.17	$0.38	$(1.74)	$(1.36)	$(0.40)	$(0.03)	$(0.43)	$—		$15.38	$13.94
2019	15.48	0.79	1.72	2.51	(0.79)	(0.03)	(0.82)	—		17.17	16.45
2018	16.39	0.81	(0.88)	(0.07)	(0.84)	—	(0.84)	—		15.48	13.40
2017	16.64	0.84	(0.19)	0.65	(0.87)	(0.03)	(0.90)	—		16.39	15.17
2016	16.03	0.73	0.77	1.50	(0.86)	(0.03)	(0.89)	—		16.64	15.05
2015	16.24	0.77	(0.13)	0.64	(0.75)	(0.10)	(0.85)	—	*	16.03	14.05
NZF
Year Ended 10/31:
2020(e)	16.63	0.38	(1.88)	(1.50)	(0.38)	—	(0.38)	—		14.75	13.14
2019	15.07	0.75	1.60	2.35	(0.79)	—	(0.79)	—		16.63	16.03
2018	16.03	0.81	(0.94)	(0.13)	(0.83)	—	(0.83)	—		15.07	13.29
2017	16.34	0.87	(0.29)	0.58	(0.89)	— *	(0.89)	—		16.03	15.01
2016	15.75	0.72	0.74	1.46	(0.87)	—	(0.87)	—		16.34	14.82
2015	15.82	0.83	(0.13)	0.70	(0.78)	—	(0.78)	0.01		15.75	13.86

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/
		Ratios Applicable to Common Shares
Common Share			Ratios to Average Net Assets				Ratio to Average Net Assets
Total Returns			Before Reimbursement(b)				After Reimbursement(b)
	Based	Ending
Based	on	Net			Net				Net		Portfolio
on	Share	Assets			Investment				Investment		Turnover
NAV(a)	Price(a)	(000)	Expenses		Income (Loss)		Expenses		Income (Loss)		Rate(c)
(8.10)%	(12.94)%	$3,281,223	2.33	%**	4.58	%**	N/A		N/A		10%
16.52	29.47	3,476,962	2.49		4.82		N/A		N/A		6
(0.50)	(6.49)	3,134,970	2.40		5.02		N/A		N/A		15
4.25	7.10	3,319,775	2.05		5.26		2.04	%(d)	5.27	%(d)	18
9.40	13.46	3,370,157	1.81		4.87		1.75(d	)	4.93(d	)	21
4.04	5.53	427,104	1.50		4.81		N/A		N/A		26
(9.21)	(15.99)	2,096,362	2.33	**	4.67	**	N/A		N/A		13
15.90	27.08	2,364,022	2.60		4.68		N/A		N/A		12
(0.85)	(6.21)	2,141,680	2.43		5.17		N/A		N/A		25
3.88	7.61	2,278,904	2.12		5.58		2.11(d	)	5.59(d	)	21
9.36	13.26	2,321,756	1.86		5.03		1.81(d	)	5.08(d	)	20
4.57	6.21	571,790	1.48		5.24		N/A		N/A		26

(b)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
• The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

NVG		NZF
Year Ended 10/31:		Year Ended 10/31:
2020(e)	1.33%**	2020(e)	1.31%**
2019	1.47	2019	1.55
2018	1.37	2018	1.38
2017	1.02	2017	1.09
2016	0.78	2016	0.84
2015	0.46	2015	0.46

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

(d)	During the fiscal years ended October 31, 2017 and October 31, 2016, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with its reorganization.
(e)	For the six months ended April 30, 2020.
N/A	Fund does not have or no longer has a contractual reimbursement with the Adviser.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
Selected data for a common share outstanding throughout each period:
					Less Distributions to
		Investment Operations			Common Shareholders			Common Share
								Premium
								Per
						From		Share
	Beginning	Net	Net		From	Accumulated		Sold
	Common	Investment	Realized/		Net	Net		through		Shelf			Ending
	Share	Income	Unrealized		Investment	Realized		Shelf		Offering		Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	Offering		Costs		NAV	Price

NMZ
Year Ended 10/31:
2020(e)	$14.04	$0.28	$(1.90)	$(1.62)	$(0.36)	$—	$(0.36)	$0.03		$—	*	$12.09	$12.00
2019	12.77	0.76	1.20	1.96	(0.70)	—	(0.70)	0.01		—		14.04	14.22
2018	13.47	0.82	(0.78)	0.04	(0.74)	—	(0.74)	—	*	—		12.77	11.76
2017	13.68	0.80	(0.22)	0.58	(0.81)	—	(0.81)	0.02		—		13.47	13.53
2016	13.66	0.86	0.04	0.90	(0.91)	—	(0.91)	0.03		—		13.68	13.32
2015	13.71	0.91	(0.04)	0.87	(0.92)	—	(0.92)	—		—		13.66	13.76
NMCO
Year Ended 10/31:
2020(e)	15.08	0.31	(3.69)	(3.38)	(0.37)	—	(0.37)	—		—		11.33	11.07
2019(d)	15.00	0.04	0.04	0.08	—	—	—	—		—		15.08	15.39

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/
		Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(b)
	Based	Ending
Based	on	Net			Net		Portfolio
on	Share	Assets			Investment		Turnover
NAV(a)	Price(a)	(000)	Expenses		Income (Loss)		Rate(c)
(11.22)%	(13.37)%	$960,224	1.95	%**	4.45	%**	6%
15.75	27.45	969,068	2.20		5.67		15
0.25	(7.93)	818,439	1.95		6.17		11
4.73	8.04	853,745	1.54		6.14		10
6.91	3.34	788,577	1.28		6.27		11
6.54	11.49	684,109	1.25		6.64		9
(22.83)	(26.11)	603,641	2.39	**	4.30	**	59
0.53	2.60	803,046	1.01	**	2.58	**	8

(b)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
• The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

NMZ		NMCO
Year Ended 10/31:		Year Ended 10/31:
2020(e)	0.93%**	2020(e)	1.11%**
2019	1.16	2019(d)	0.05**
2018	0.91
2017	0.49
2016	0.24
2015	0.17

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

(d)	For the period September 16, 2019 (commencement of operations) through October 31, 2019.
(e)	For the six months ended April 30, 2020.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
											AMTP, iMTP,
											MFP, VMTP
											and /or
											VRDP Shares
	AMTP Shares		iMTP Shares		MFP Shares		VMTP Shares		VRDP Shares		at the End
	at the End of Period		at the End of Period		at the End of Period		at the End of Period		at the End of Period		of the Period
											Asset
	Aggregate	Aggregate	Aggregate	Aggregate	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset	Coverage
	Amount	Coverage	Amount	Coverage	Amount	Coverage	Amount	Coverage	Amount	Coverage	Per $1
	Outstanding	Per $100,000	Outstanding	Per $5,000	Outstanding	Per $100,000	Outstanding	Per $100,000	Outstanding	Per $100,000	Liquidation
	(000)	Share	(000)	Share	(000)	Share(a)	(000)	Share	(000)	Share	Preference
NVG
Year Ended 10/31:
2020(b)	$112,000	$270,100	$ —	$ —	$405,400	$270,100	$ —	$ —	$1,411,600	$270,100	$2.70
2019	—	—	—	—	405,400	291,357	—	—	1,411,600	291,357	2.91
2018	—	—	—	—	405,400	272,535	—	—	1,411,600	272,535	2.73
2017	—	—	—	—	—	—	240,400	300,955	1,411,600	300,955	3.01
2016	—	—	—	—	—	—	240,400	304,005	1,411,600	304,005	3.04
2015	—	—	—	—	—	—	—	—	179,000	338,606	—
NZF
Year Ended 10/31:
2020(b)	—	—	—	—	641,000	253,243	—	—	727,000	253,243	2.53
2019	—	—	—	—	641,000	272,809	—	—	727,000	272,809	2.73
2018	—	—	—	—	641,000	256,556	—	—	727,000	256,556	2.57
2017	—	—	—	—	150,000	287,873	336,000	287,873	727,000	287,873	2.88
2016	—	—	150,000	14,570	—	—	336,000	291,406	727,000	291,406	2.91
2015	—	—	150,000	17,376	—	—	81,000	347,528	—	—	3.48

(a)
NVG’s Series B MFP Shares have a $1,000 liquidation preference per share, while all other MFP Shares have a $100,000 liquidation preference per share. The asset coverage per $1,000 share for NVG’s Series B MFP Shares were as follows:

Asset
Coverage
Per $1,000
NVG	Share
Series B
Year Ended 10/31:
2020(b)	$2,701
2019	2,914
2018	—
2017	—
2016	—
2015	—

See accompanying notes to financial statements.

	AMTP Shares		MFP Shares		VMTP Shares
	at the End of Period		at the End of Period		at the End of Period
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage	Amount	Coverage
	Outstanding	Per $100,000	Outstanding	Per $100,000	Outstanding	Per $100,000
	(000)	Share	(000)	Share	(000)	Share
NMZ
Year Ended 10/31:
2020(b)	$87,000	$1,203,706	$ —	$ —	$ —	$ —
2019	87,000	1,213,872	—	—	—	—
2018	87,000	1,040,734	—	—	—	—
2017	—	—	—	—	87,000	1,081,317
2016	—	—	—	—	87,000	1,006,411
2015	—	—	—	—	87,000	886,333
NMCO
Year Ended 10/31:
2020(b)	—	—	450,000	234,142	—	—
2019(c)	—	—	—	—	—	—

(b)	For the six months ended April 30, 2020.
(c)	For the period September 16, 2019 (commencement of operations) through October 31, 2019.

See accompanying notes to financial statements.

Notes to
Financial Statements (Unaudited)
1. General Information

Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
•	Nuveen AMT-Free Municipal Credit Income Fund (NVG)
•	Nuveen Municipal Credit Income Fund (NZF)
•	Nuveen Municipal High Income Opportunity Fund (NMZ)
•	Nuveen Municipal Credit Opportunities Fund (NMCO)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. NVG, NZF, NMZ and NMCO were organized as Massachusetts business trusts on July 12, 1999, March 21, 2001, October 8, 2003 and April 18, 2019, respectively.
The end of the reporting period for the Funds is April 30, 2020, and the period covered by these Notes to Financial Statements is the six months ended April 30, 2020 (the “current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Fund Merger
Effective prior to the opening of business on November 18, 2019, Nuveen Connecticut Quality Municipal Income Fund (NTC) (the “Target Fund”) was merged into NVG (the “Acquiring Fund”) (the “Merger”).
For accounting and performance reporting purposes, the Acquiring Fund is the survivor.
Upon the closing of the Merger, the Target Fund transferred its assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund. The Target Fund was then liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of the Target Fund became shareholders of the Acquiring Fund. Holders of common shares of the Target Fund received newly issued common shares of the Acquiring Fund, the aggregate net asset value (“NAV”) of which is equal to the aggregate NAV of the common shares of the Target Fund held immediately prior to the Merger (including for this purpose fractional Acquiring Fund shares to which shareholders were entitled). Holders of preferred shares of the Target Fund receive on a one-for-one basis newly issued preferred shares of the Acquiring Fund, in exchange for preferred shares of the Target Fund held immediately prior to the Merger. Details of the Merger are further described in Note 9 – Fund Merger.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. There have been no comparable recent events that provide guidance as to the effect the spread of COVID-19 as a global pandemic may have on the Funds’ financial performance. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2. Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Common Shareholders
Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Investment income also reflects dividend income, which is recorded on the ex-dividend date.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. During the current fiscal period, ASU 2017-08 became effective for the Funds and it did not have a material impact on the Funds’ financial statements.
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds’ financial statements.

Notes to Financial Statements (Unaudited) (continued)
Reference Rate Reform
In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, but is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.
3. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Funds’ investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Investments in investment companies are valued at their respective NAV’s on valuation date and are generally classified as Level 1.
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.
Exchange-traded funds are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
NVG	Level 1	Level 2		Level 3		Total
Long-Term Investments:
Municipal Bonds*	$—	$5,279,233,561		$5,017,878	***	$5,284,251,439
Common Stocks**	—	21,193,420	****	—		21,193,420
Short-Term Investments:
Municipal Bonds*	—	14,300,000		—		14,300,000
Total	$—	$5,314,726,981		$5,017,878		$5,319,744,859

NZF
Long-Term Investments:
Municipal Bonds*	$—	$3,326,858,778		$9,209,043	***	$3,336,067,821
Common Stocks**	—	37,266,169	****	—		37,266,169
Investment Companies	1,639,508	—		—		1,639,508
Corporate Bonds**	—	—		52	***	52
Short-Term Investments:
Municipal Bonds*	—	50,000,000		—		50,000,000
Total	$1,639,508	$3,414,124,947		$9,209,095		$3,424,973,550

NMZ
Long-Term Investments:
Municipal Bonds*	$—	$1,429,595,227		$3,478,176	***	$1,433,073,403
Common Stocks**	2,732,443	23,528,547	****	—		26,260,990
Corporate Bonds**	—	—		363,724	***	363,724
Total	$2,732,443	$1,453,123,774		$3,841,900		$1,459,698,117

NMCO
Long-Term Investments:
Municipal Bonds*	$—	$969,651,209		$7,003,157	***	$976,654,366
Exchange-Traded Funds	34,602,000	—		—		34,602,000
Common Stocks**	—	26,921,979	****	—		26,921,979
Short-Term Investments:
Municipal Bonds*	—	15,280,000		—		15,280,000
Total	$34,602,000	$1,011,853,188		$7,003,157		$1,053,458,345
*    Refer to the Fund’s Portfolio of Investments for state classifications.
**   Refer to the Fund’s Portfolio of Investments for industry classifications.
***  Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.
**** Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
The following is a reconciliation of the Funds’ Level 3 investments held at the beginning and end of the measurement period:
	NVG	NZF
	Level 3	Level 3
	Municipal	Municipal	Corporate
	Bonds	Bonds	Bonds
Balance at the beginning of period	$—	$7,800,000	$—
Gains (losses):
Net realized gains (losses)	—	—	—
Change in net unrealized appreciation (depreciation)	—	—	(902,899)
Purchases at cost	—	—	902,951
Sales at proceeds	—	—	—
Net discounts (premiums)	—	—	—
Transfers into	5,017,878	1,409,043	—
Transfers (out of)	—	—	—
Balance at the end of period	$5,017,878	$9,209,043	$52
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held
as of period end	$(918,306)	$(241,962)	$(902,899)

Notes to Financial Statements (Unaudited) (continued)
	NMZ		NMCO
	Level 3		Level 3
	Municipal	Corporate	Municipal
	Bonds	Bonds	Bonds
Balance at the beginning of period	$2,023,787	$—	$—
Gains (losses):
Net realized gains (losses)	—	—	—
Change in net unrealized appreciation (depreciation)	192,559	(115,781)	—
Purchases at cost	—	115,788	—
Sales at proceeds	—	—	—
Net discounts (premiums)	—	—	—
Transfers into	1,261,830	363,717	7,003,157
Transfers (out of)	—	—	—
Balance at the end of period	$3,478,176	$363,724	$7,003,157
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held
as of period end	$(15,491)	$(3,525,544)	$(1,281,407)
As of the measurement date, Municipal Bonds and Corporate Bonds categorized as Level 3 are fair valued utilizing a recovery estimate based on non-public information, except Colorado Energy LLC held in NMZ which is priced at placeholder value of $0.001 given the remote chance for recovery.
The table below presents the transfers in and out of the three valuation levels for the Funds as of the end of the reporting period when compared to the valuation levels at the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.
	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
NVG
Municipal Bonds	$—	$—	$—	$(5,017,878)	$5,017,878	$—
NZF
Municipal Bonds	$—	$—	$—	$(1,409,043)	$1,409,043	$—
NMZ
Municipal Bonds	$—	$—	$—	$(1,261,830)	$1,261,830	$—
Corporate Bonds	—	—	—	(363,717)	363,717	—
NMCO
Municipal Bonds	$—	$—	$—	$(7,003,157)	$7,003,157	$—

4. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”) in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations Outstanding	NVG	NZF	NMZ	NMCO
Floating rate obligations: self-deposited Inverse Floaters	$191,570,000	$16,275,000	$432,451,000	$13,132,000
Floating rate obligations: externally-deposited Inverse Floaters	71,775,000	11,095,000	98,020,000	—
Total	$263,345,000	$27,370,000	$530,471,000	$13,132,000
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:
Self-Deposited Inverse Floaters	NVG	NZF	NMZ	NMCO
Average floating rate obligations outstanding	$191,533,379	$17,526,071	$398,118,637	$34,662,747
Average annual interest rate and fees	1.88%	1.93%	1.95%	2.17%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

Notes to Financial Statements (Unaudited) (continued)
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, NMZ had outstanding borrowings under such liquidity facilities in the amount of $3,621,228, which are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities. There were no loans outstanding under such facilities for other Funds as of the end of the reporting period.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations – Recourse Trusts	NVG	NZF	NMZ	NMCO
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$183,825,000	$8,775,000	$402,011,000	$13,132,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	59,420,000	9,420,000	98,020,000	—
Total	$243,245,000	$18,195,000	$500,031,000	$13,132,000
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:
	NVG	NZF	NMZ	NMCO
Purchases	$549,378,047	$460,451,374	$313,621,279	$1,075,323,020
Sales and maturities	574,134,551	525,083,093	82,381,119	574,688,712
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5. Fund Shares
Common Shares
Common Shares Equity Shelf Programs and Offering Costs
NMZ has filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing the Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during a prior fiscal period.
Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.
Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the Fund’s current and prior fiscal period were as follows:
	NMZ
	Six Months	Year
	Ended	Ended
	4/30/20	10/31/19
Additional authorized common shares	19,500,000	15,700,000	*
Common shares sold	10,350,366	4,928,383
Offering proceeds, net of offering costs	146,197,383	$69,515,572

* Represents additional authorized common shares for the period April 11, 2019 through October 31, 2019.
Costs incurred by the Fund in connection with its initial shelf registration are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as common shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after effectiveness of the initial shelf registration will be expensed. Costs incurred by the Funds to keep the shelf registration current are expensed as incurred and recognized as a component of “Other expenses” on the Statement of Operations.
Common Share Transactions
Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:
NVG
	Six Months	Year
	Ended	Ended
	4/30/20	10/31/19
Common shares:
Issued in the Merger	10,817,649	—

	NMZ
	Six Months	Year
	Ended	Ended
	4/30/20	10/31/19
Common shares:
Issued to shareholders due to reinvestment of distributions	18,929	24,585
Sold through shelf offering	10,350,366	4,928,383
Weighted average common share:
Premium to NAV per shelf offering share sold	1.44%	1.26%

Notes to Financial Statements (Unaudited) (continued)
	NMCO*
		For the
		period 9/16/19
		(commencement
	Six Months	of operations)
	Ended	through
	4/30/20	10/31/19
Common shares:
Issued to shareholders due to reinvestment of distributions	11,857	—
Sold	—	53,250,000
* Prior to the commencement of operations, the Adviser purchased 6,667 shares, which are still held as of the end of the reporting period.
Preferred Shares
Adjustable Rate MuniFund Term Preferred Shares
The following Funds have issued and have outstanding Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, with a $100,000 liquidation preference per share. AMTP Shares are issued via private placement and are not publicly available.
The details of each Fund’s AMTP Shares outstanding as of the end of the reporting period, were as follows:
				Liquidation
				Preference,
		Shares	Liquidation	Net of Deferred
Fund	Series	Outstanding	Preference	Offering Costs
NVG	2028*	1,120	$112,000,000	$111,907,742
NMZ	2028	870	$87,000,000	$86,874,270
* AMTP Shares issued in connection with the Merger.
Each Fund is obligated to redeem its AMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. AMTP Shares are subject to optional and mandatory redemption in certain circumstances. The AMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately six months following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
AMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount which is initially established at the time of issuance and may be adjusted in the future based upon a mutual agreement between the majority owner and the Fund. From time-to-time the majority owner may propose to the Fund an adjustment to the dividend rate. Should the majority owner and the Fund fail to agree upon an adjusted dividend rate, and such proposed dividend rate adjustment is not withdrawn, the Fund will be required to redeem all outstanding shares upon the end of a notice period.
In addition, the Funds may be obligated to redeem a certain amount of the AMTP Shares if the Funds fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for each Fund’s AMTP Shares are as follows:
	Notice		Term	Premium
Fund	Period	Series	Redemption Date	Expiration Date
NVG	540-day	2028	December 1, 2028**	February 13, 2019
NMZ	360-day	2028	March 1, 2028**	August 31, 2018
** Subject to early termination by either the Fund or the holder.
The average liquidation preference of AMTP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:
	NVG***	NMZ
Average liquidation preference of AMTP Shares outstanding	$112,000,000	$87,000,000
Annualized dividend rate	2.21%	2.21%
*** For the period November 18, 2019 (Merger date) through April 30, 2020.
AMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. The fair value of AMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the AMTP Shares remains roughly in line with the

“spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that the fair value of AMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of AMTP Shares is a liability and is recognized as a component of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities.
AMTP Share dividends are treated as interest payments for financial reporting purposes. Unpaid dividends on AMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on AMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Costs incurred in connection each Fund’s offering of AMTP Shares were recorded as deferred charges, which are amortized over the life of the shares and are recognized as components of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
MuniFund Preferred Shares
The following Funds have issued and have outstanding MuniFund Preferred (“MFP”) Shares, with a $100,000 ($1,000 for NVG’s Series B) liquidation preference per share. These MFP Shares were issued via private placement and are not publically available.
The Funds are obligated to redeem their MFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Funds. MFP Shares are initially issued in a pre-specified mode, however, MFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Funds. The modes within MFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Fund may establish additional mode structures with the MFP Share.
•
Variable Rate Remarketed Mode (“VRRM”) – Dividends for MFP Shares within this mode will be established by a remarketing agent; therefore, market value of the MFP Shares is expected to approximate its liquidation preference. Shareholders have the ability to request a best-efforts tender of its shares upon seven days notice. If the remarketing agent is unable to identify an alternative purchaser, the shares will be retained by the share- holder requesting tender and the subsequent dividend rate will increase to its step-up dividend rate. If after one consecutive year of unsuccessful remarketing attempts, the Fund will be required to designate an alternative mode or redeem the shares.

Each Fund will pay a remarketing fee on the aggregate principal amount of all MFP Shares while designated in VRRM. Payments made by the Fund to the remarketing agent are recognized as “Remarketing fees” on the Statement of Operations
.

•
Variable Rate Mode (“VRM”) – Dividends for MFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the MFP Shares.

The fair value of MFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market. In current market conditions, the Adviser has determined that the fair value of the shares are approximately their liquidation preference, but their fair value could vary if market conditions change materially.

•
Variable Rate Demand Mode (“VRDM”) – Dividends for MFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. While in this mode, Shares will have an unconditional liquidity feature that enable its shareholders to require a liquidity provider, which the Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. Each Fund is required to redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.

The Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all MFP shares while within VRDM. Payments made by the Fund to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement of Operations.
For financial reporting purposes, the liquidation preference of MFP Shares is recorded as a liability and is recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Dividends on the MFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on MFP shares are recognized as a component on “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on MFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Notes to Financial Statements (Unaudited) (continued)
Subject to certain conditions, MFP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also be required to redeem certain MFP shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.
NMCO incurred offering costs of $1,136,140 in connection with its offering of MFP Shares, which were recorded as a deferred charge and are being amortized over the life of the shares. These offering costs are recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
As of the end of the reporting period, NVG, NZF and NMCO had $403,883,992, $639,992,116 and $448,891,324 of MFP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of each Fund’s MFP Shares outstanding as of the end of the reporting period, were as follows:
						Mode
		Shares	Liquidation	Term		Termination
Fund	Series	Outstanding	Preference	Redemption Date	Mode	Date
NVG	A	2,054	$205,400,000	January 3, 2028	VRM	January 3, 2028*
	B	200,000	200,000,000	March 1, 2029	VRRM	N/A
NZF	A	1,500	$150,000,000	May 1, 2047	VRM	May 5, 2021
	B	1,550	155,000,000	February 3, 2048	VRM	February 3, 2048*
	C	3,360	336,000,000	June 1, 2048	VRM	June 21, 2023
NMCO	A	1,000	$100,000,000	October 1, 2031	VRDM	N/A
	B	2,250	225,000,000	October 1, 2031	VRM	December 28, 2022
	C	1,250	125,000,000	October 1, 2031	VRM	October 1, 2031*
* Subject to earlier termination by either the Fund or the holder.
The average liquidation preference of MFP Shares outstanding and annualized dividend rate for the Funds during the current fiscal period were as follows:
	NVG	NZF	NMCO**
Average liquidation preference of MFP Shares outstanding	$405,400,000	$641,000,000	$325,771,605
Annualized dividend rate	1.85%	2.22%	2.38%
** For the period November 21, 2019 (first issuance of shares) through April 30, 2020.
Variable Rate Demand Preferred Shares
The following Funds have issued and have outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, NVG and NZF had $1,407,966,653 and $722,410,648 of VRDP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of the Funds’ VRDP Shares outstanding as of the end of the reporting period, were as follows:
		Shares	Remarketing	Liquidation
Fund	Series	Outstanding	Fee*	Preference	Maturity
NVG	1	1,790	0.08%	$179,000,000	December 1, 2043
	2	3,854	0.10	$385,400,000	December 1, 2040
	4	1,800	0.08	$180,000,000	June 1, 2046
	5	3,405	0.10	$340,500,000	December 1, 2040
	6	3,267	0.10	$326,700,000	December 1, 2040
NZF	1	2,688	N/A	$268,800,000	March 1, 2040
	2	2,622	N/A	$262,200,000	March 1, 2040
	3	1,960	0.05	$196,000,000	June 1, 2040
* Remarketing fees as a percentage of aggregate principal amount of all VRDP Shares outstanding of each series.
N/A Not applicable. Series is considered to be Special Rate VRDP and therefore does not pay a remarketing fee.
VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.

NZF’s Series 1 and Series 2 VRDP Shares are considered to be Special Rate VRDP, which are sold to institutional investors. The special rate period will expire on March 1, 2040 for the Fund’s Series 1 and 2 VRDP Shares, but is subject to earlier termination by either the Fund or the holder. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or be supported by a liquidity provider and are not subject to remarketing fees or liquidity fees. During the special rate period, VRDP dividends will be set monthly as a floating rate based on the predetermined formula. Following the initial special rate period, Special Rate Period VRDP Shares may transition to traditional VRDP Shares with dividends set at weekly remarketings, and be supported by designated liquidity provider, or the Board may approve a subsequent special rate period.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP Shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:
	NVG	NZF
Average liquidation preference of VRDP Shares outstanding	$1,411,600,000	$727,000,000
Annualized dividend rate	1.48%	1.91%
For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.
Preferred Share Transactions
Transactions in preferred shares for the Funds during the Funds’ current and prior fiscal period, where applicable, are noted in the following tables.
Transactions in AMTP Shares for the Funds, where applicable, were as follows:
	Six Months Ended
	April 30, 2020
NVG	Series	Shares	Amount
AMTP Shares issued in connection with the Merger	2028	1,120	$112,000,000
Transactions in MFP Shares for the Funds, where applicable, were as follows:
	Year Ended
	October 31, 2019
NVG	Series	Shares	Amount
MFP Shares issued	B	200,000	$ 200,000,000
MFP Shares redeemed	A	(2,000)	(200,000,000)
Net increase (decrease)		198,000	$ —
	Six Months Ended
	April 30, 2020
NMCO	Series	Shares	Amount
MFP Shares issued	A	1,000	$100,000,000
	B	2,250	225,000,000
	C	1,250	125,000,000
Total		4,500	$450,000,000

Notes to Financial Statements (Unaudited) (continued)
6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of April 30, 2020.
	NVG	NZF	NMZ	NMCO
Tax cost of investments	$4,936,146,214	$3,280,118,921	$1,104,379,491	$1,161,567,623
Gross unrealized:
Appreciation	$319,820,506	$204,726,151	$49,252,692	$8,751,511
Depreciation	(127,790,587)	(76,146,462)	(126,386,488)	(129,992,833)
Net unrealized appreciation (depreciation) of investments	$192,029,919	$128,579,689	$(77,133,796)	$(121,241,322)
Permanent differences, primarily due to federal taxes paid, nondeductible offering costs, taxable market discount, and distribution reallocations, resulted in reclassifications among the Funds’ components of common share net assets as of October 31, 2019, the Funds’ last tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of October 31, 2019, the Funds’ last tax year end, were as follows:
	NVG	NZF	NMZ	NMCO
Undistributed net tax-exempt income[1]	$805,374	$—	$8,938,892	$2,103,978
Undistributed net ordinary income[2]	895,120	544,785	1,823,345	36,108
Undistributed net long-term capital gains	7,412,763	—	—	—
1 Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2019 and paid on November 1, 2019.
2 Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ last tax year ended October 31, 2019 was designated for purposes of the dividends paid deduction as follows:
	NVG	NZF	NMZ	NMCO[3]
Distributions from net tax-exempt income	$190,221,672	$143,023,900	$45,872,276	$—
Distributions from net ordinary income[2]	2,107,685	2,380,321	1,266,915	—
Distributions from net long-term capital gains	5,573,838	—	—	—
2 Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
3 For the period September 16, 2019 (commencement of operations) through October 31, 2019.

As of October 31, 2019, the Funds’ last tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	NZF[4]	NMZ	NMCO
Not subject to expiration:
Short-term	$18,798,593	$574,436	$279,799
Long-term	—	344,148	—
Total	$18,798,593	$918,584	$279,799
4 A portion of NZF’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.
During the Funds’ last tax year ended October 31, 2019, the following Funds utilized capital loss carryforwards as follows:
	NZF	NMZ
Utilized capital loss carryforwards	$12,251,952	$2,259,147

7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedules:
NVG
NZF
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.5000%
For the next $125 million	0.4875
For the next $250 million	0.4750
For the next $500 million	0.4625
For the next $1 billion	0.4500
For the next $3 billion	0.4250
For managed assets over $5 billion	0.4125
NMZ
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.5500%
For the next $125 million	0.5375
For the next $250 million	0.5250
For the next $500 million	0.5125
For the next $1 billion	0.5000
For the next $3 billion	0.4750
For managed assets over $5 billion	0.4625
NMCO
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.7500%
For the next $125 million	0.7375
For the next $250 million	0.7250
For the next $500 million	0.7125
For the next $1 billion	0.7000
For the next $3 billion	0.6750
For managed assets over $5 billion	0.6625

Notes to Financial Statements (Unaudited) (continued)
The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

* For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of April 30, 2020, the complex-level fee for each Fund was 0.1593%.
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the Funds engaged in cross-trades pursuant to these procedures as follows:
Cross-Trades	NVG	NZF	NMZ	NMCO
Purchases	$31,100,000	$17,702,380	$39,020,000	$ 87,875,958
Sales	31,100,000	45,362,763	—	114,648,724

8. Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the following Funds utilized this facility. Each Fund’s maximum outstanding balance during the utilization period was as follows:
	NVG	NZF	NMZ
Maximum outstanding balance	$75,100,000	$52,200,000	$23,200,000
During each Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:
	NVG	NZF	NMZ
Utilization period (days outstanding)	30	62	1
Average daily balance outstanding	$23,020,000	$14,338,929	$23,200,000
Average annual interest rate	2.75%	2.57%	1.86%
Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.
Inter-Fund Borrowing and Lending
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.
9. Fund Merger
The Merger as previously described in Note 1 — General Information was structured to qualify as a tax-free merger under the Internal Revenue Code for federal income tax purposes, and the Target Fund’s shareholders recognized no gain or loss for federal income tax purposes as a result. Prior to the closing of the Merger, the Target Fund distributed all of its net investment income and capital gains, if any. Such a distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes.

Notes to Financial Statements (Unaudited) (continued)
Investments
The cost, fair value and net unrealized appreciation (depreciation) of the investments (including investments in derivatives) of the Target Fund as of the date of the Merger, were as follows:
NTC
Cost of investments	$278,923,665
Fair value of investments	294,696,476
Net unrealized appreciation (depreciation) of investments	15,772,811
For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Common Shares
The common shares outstanding, net assets applicable to common shares and NAV per common share outstanding immediately before and after the Merger were as follows:
Target Fund – Prior to Merger	NTC
Common shares outstanding	14,328,976
Net assets applicable to common shares	$184,807,196
NAV per common share outstanding	$ 12.90
Acquiring Fund – Prior to Merger	NVG
Common shares outstanding	202,552,895
Net assets applicable to common shares	$3,460,366,031
NAV per common share outstanding	$ 17.08
Acquiring Fund – Post Merger	NVG
Common shares outstanding	213,370,544
Net assets applicable to common shares	$3,645,173,227
NAV per common share outstanding	$ 17.08
Pro Forma Results of Operations
The beginning of the Target Fund’s current fiscal period was June 1, 2019. Assuming the Merger had been completed on November 1, 2019, the beginning of the Acquiring Fund’s current fiscal period, the pro forma results of operations for the current fiscal period, are as follows:
Acquiring Fund – Pro Forma Results from Operations	NVG
Net investment income (loss)	$ 81,945,091
Net realized and unrealized gains (losses)	(370,274,566)
Change in net assets resulting from operations	(288,329,475)
Because the combined investment portfolios for the Merger have been managed as a single integrated portfolio since the Merger was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Statement of Operations for the Acquiring Fund since the Merger was consummated.
Cost and Expenses
In connection with the Merger, the Acquiring Fund incurred certain associated costs and expenses. Such amounts were included as components of “Accrued other expenses” on the Statement of Assets and Liabilities and “Merger expenses” on the Statement of Operations.
10. Subsequent Events
Variable Rate Demand Preferred Shares
On June 14, 2020 and June 15, 2020, NVG’s Series 1 VRDP Shares and Series 4 VRDP Shares remarketing fees changed from 0.08% to 0.10%, respectively.

Committed Line of Credit
During June 2020, the Participating Funds renewed the standby credit facility through June 2021. In conjunction with this renewal the commitment amount decreased from $2.65 billion to $2.405 billion and the interest rate increased from LIBOR plus 1.00% to LIBOR plus 1.25%. The Participating Funds also incurred a 0.10% upfront fee. All other terms remain unchanged.

Additional Fund
Information

Board of Trustees
Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale	Carole E. Stone
Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	and Trust Company	Chicago, IL 60603	KPMG LLP	ComputerShare Trust
Chicago, IL 60606	One Lincoln Street	200 East	Company, N.A.
Boston, MA 02111	Randolph Street	150 Royall Street
Chicago, IL 60601	Canton, MA 02021
(800) 257-8787
Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
NVG, NZF and NMZ intend to repurchase, through their open-market share repurchase program, shares of their own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.
	NVG	NZF	NMZ
Common shares repurchased	—	—	—
FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumula- tive performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
■
NVG and NZF Custom Blended Fund Performance Benchmark: The Fund Performance Benchmark is an unleveraged index consisting of the returns of the S&P Municipal Bond Index prior to 4/11/16 and thereafter the returns of an 60%/40% blend of the S&P Municipal Bond Investment Grade Index and the S&P Municipal Bond High Yield Index, respectively. The S&P Municipal Bond Index is an unmanaged, market value-weighted index designed to measure the performance of tax-exempt municipal bonds. The S&P Municipal Bond Investment Grade Index is an unmanaged, market value-weighted index designed to measure the perform- ance of tax-exempt municipal bonds rated investment grade by Standard & Poor’s, Moody’s and/or Fitch. The S&P Municipal Bond High Yield Index is an unmanaged, market value-weighted index designed to measure the performance of the tax-exempt, high yield municipal bonds. Index returns assume compounding and do not include the effects of any fees or expenses.

Glossary of Terms Used in this Report (continued)
■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local govern- ments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond High Yield Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment grade U.S. high yield municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax- exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
The S&P Municipal Yield Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that are non-rated bonds or whose ratings are BB+ by S&P and BA-1 by Moody’s Investors Service, Inc. or lower. This index does not contain bonds that are pre-refunded or escrowed to maturity. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the resid- ual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

ESA-C-0420D 1210958-INV-B-06/21

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Credit Income Fund

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: July 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: July 7, 2020

By (Signature and Title) /s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: July 7, 2020